UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	December 31, 2010 Annual Reports transmitted to shareholders.

ANNUAL REPORT

DECEMBER 31, 2010

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

December 31, 2010	William Blair Funds 1

PERFORMANCE AS OF DECEMBER 31, 2010—CLASS N SHARES (unaudited)

	1 Yr.	3 Yr.	5 Yr.	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating
Growth Fund
Class N	14.05	(0.38)	4.69	1.62	3/20/1946	«««« Among 1,504 Large Growth Funds
Morningstar Large Growth	15.53	(2.34)	2.77	0.30
Russell 3000® Growth	17.64	(0.26)	3.88	0.30
Standard & Poor’s 500	15.06	(2.86)	2.29	1.41

Large Cap Growth Fund
Class N	15.91	(1.71)	1.99	(1.67)	12/27/1999	««« Among 1,504 Large Growth Funds
Morningstar Large Growth	15.53	(2.34)	2.77	0.30
Russell 1000® Growth	16.71	(0.47)	3.75	0.02

Small Cap Growth Fund
Class N	16.16	1.53	3.17	9.77	12/27/1999	««« Among 670 Small Growth Funds
Morningstar Small Growth	26.98	0.47	4.24	3.88
Russell 2000® Growth	29.09	2.18	5.30	3.78
Russell 2000®	26.85	2.22	4.47	6.33

Mid Cap Growth Fund
Class N	24.01	3.27	—	5.82	2/1/2006	«««« Among 677 Mid-Cap Growth Funds
Morningstar Mid-Cap Growth	24.61	(0.48)	—	—
Russell MidCap® Growth	26.38	0.97	—	3.70

Small-Mid Cap Growth Fund
Class N	22.76	3.21	6.26	7.79	12/29/2003	«««« Among 677 Mid-Cap Growth Funds
Morningstar Mid-Cap Growth	24.61	(0.48)	4.58	—
Russell 2500™ Growth	28.86	2.21	5.63	7.10

Global Growth Fund
Class N	20.52	(5.09)	—	(5.09)	10/15/2007	«« Among 628 World Stock Funds
Morningstar World Stock	13.74	(3.94)	—	—
MSCI All Country World IMI (net)	14.35	(3.48)	—	(4.59)

International Growth Fund
Class N	20.09	(6.61)	3.44	5.92	10/1/1992	«««« Among 209 Foreign Large Growth Funds
Morningstar Foreign Large Growth	14.78	(5.38)	4.14	4.05
MSCI All Country World Ex-U.S. IMI (net)	12.73	(4.38)	5.14	6.24

International Equity Fund
Class N	10.92	(8.97)	1.26	4.87	5/24/2004	«« Among 209 Foreign Large Growth Funds
Morningstar Foreign Large Growth	14.78	(5.38)	4.14	—
MSCI All Country World Ex-U.S. IMI (net)	12.73	(4.38)	5.14	9.72

International Small Cap Growth Fund
Class N	25.88	(1.60)	5.33	7.41	11/1/2005	««« Among 118 Foreign Small/Mid Growth Funds
Morningstar Foreign Small/Mid Growth	23.04	(2.88)	5.60	—
MSCI All Country World Ex-U.S. Small Cap (net)	25.21	0.50	7.36	9.11

Emerging Markets Growth Fund
Class N	23.44	(6.33)	9.31	15.43	6/6/2005	«« Among 273 Diversified Emerging Markets Funds
Morningstar Diversified Emerging Markets	19.26	(2.11)	11.01	—
MSCI Emerging Markets IMI (net)	19.90	0.35	13.23	16.84

Please see the next page for important disclosure information.

2 Annual Report	December 31, 2010

PERFORMANCE AS OF DECEMBER 31, 2010—CLASS N SHARES—CONTINUED (unaudited)

	1 Yr.	3 Yr.	5 Yr.	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating
Emerging Leaders Growth Fund
Class N	—	—	—	18.43	5/3/2010	Not rated.
MSCI Emerging Markets Large Cap Index (net)	—	—	—	15.64

Small Cap Value Fund
Class N	30.94	7.02	7.11	8.77	12/23/1996	«««« Among 307 Small Value Funds
Morningstar Small Value	26.17	3.92	4.22	9.40
Russell 2000® Value	24.50	2.19	3.52	8.42

Mid Cap Value Fund
Class N	—	—	—	8.36	5/3/2010	Not rated.
Russell Midcap® Value	—	—	—	7.16

Bond Fund
Class N	7.86	6.80	—	6.48	5/1/2007	«««« Among 1,026 Intermediate-Term Bond Funds
Morningstar Intermediate-Term Bond	7.72	5.49	—	—
Barclays Capital U.S. Aggregate Bond Index	6.54	5.90	—	6.14

Income Fund
Class N	6.04	4.36	3.67	4.13	10/1/1990	«« Among 1,026 Intermediate-Term Bond Funds
Morningstar Short-term Bond	7.72	5.49	5.15	5.37
Barclays Capital Intermediate Govt./Credit Bond Index	5.89	5.40	5.53	5.51

Low Duration Fund
Class N	1.86	—	—	1.15	12/1/2009	Not rated.
Morningstar Short-term Bond	4.11	—	—	—
Merrill Lynch 1-Year U.S. Treasury Note Index	0.83	—	—	0.62

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, William Blair & Co. (the “Advisor”) may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds may become more volatile. Class N shares are available to the general public without a sales load.

Morningstar RatingsTM are as of 12/31/2010 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ««««/««««/««««, and Large Cap Growth Fund «««/«««/««, out of 1,504/1,286/787 large growth funds; Small Cap Growth Fund «««/««/««««, out of 670/563/341 small growth funds; Mid Cap Growth Fund ««««/NA/NA and Small-Mid Cap Growth Fund ««««/««««/NA out of 677/594/NA mid cap growth funds; Small Cap Value Fund ««««/««««/««« out of 307/241/135 small value funds; International Growth Fund ««««/«««/«««« and International Equity Fund ««/««/NA out of 209/162/89 foreign large growth funds; International Small Cap Growth Fund «««/«««/NA out of 118/97/NA foreign small/mid growth funds; Emerging Markets Growth Fund ««/««/NA out of 273/207/NA diversified emerging markets growth funds; Income Fund ««/««/« and Bond Fund ««««/NA/NA out of 1,026/878/560 intermediate-term bond funds; Global Growth Fund ««/NA/NA out of 628/NA/NA world stocks.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

December 31, 2010	William Blair Funds 3

David C. Fording

John F. Jostrand

GROWTH FUND

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Growth Fund increased 14.05% on a total return basis (Class N Shares) for the 12 months ended December 31, 2010. By comparison, the Fund’s benchmark, the Russell 3000® Growth Index, gained 17.64%.

While the Fund’s absolute return was strong, it lagged its benchmark, the Russell 3000® Growth Index, which returned 17.64%. While we are disappointed with these near-term results, the Fund has a strong performance record over the long-term; for the past five years, it returned 4.69% in comparison to the benchmark at 3.88%.

Several factors impacted the Fund’s performance in 2010. First, from a market perspective, macroeconomic forces dominated the psychology of the stock market throughout the year, leading to high stock correlations, making it more challenging for active managers. The pronounced shifts in sentiment, from macroeconomic forces, resulted in relatively high volatility, especially in the first half. More specifically through April, the equity market responded positively to continued signs of a U.S. economic recovery and stronger than expected corporate earnings reports on improved sales growth rather than expense control alone, which had been a big driver of 2009 earnings surprises. Beginning in late April, this trend reversed as equity markets sharply corrected given concerns over the sustainability of economic growth, European sovereign debt, and the possibility of a “double dip” recession. Since summer, while volatility has continued, the market’s direction was up on better-than-expected company earnings, positive economic reports, another round of quantitative easing, and extension of the Bush-era tax cuts. As a general theme, investors sought high confidence stocks with clear earnings visibility, and bid up past winners; this phenomenon was clearly displayed with select mid-cap Technology stocks, which had a powerful move. However, as we have discussed in the past, the Fund’s returns are primarily generated by stock selection. While there were headwinds due to macroeconomic drivers, volatility and momentum stocks, our main challenge was stock selection and cash drag (on average we held 3.0% cash).

The Fund’s weakest single stock was Baxter International Inc., a leading global diversified manufacturer of hospital supplies and medical equipment. We had a sizable position in this more defensive company, and it declined unexpectedly in the second quarter on a competitive pricing issue. As a result, it was sold from the portfolio. Also, in Health Care, CareFusion Corporation, a medical technology company, was challenged due to the unexpected departure announcements of senior executives as well a lower than expected revenues predominantly due to weakness in their respiratory franchise. We eliminated the stock due to management turnover which may cause a potential change in the strategy of the company. Lastly, our Consumer Discretionary positioning was a detractor. Strong results from Johnson Controls, Inc., P.F. Chang’s China Bistro, Inc., and Dick’s Sporting Goods, Inc. could not overcome losses from our positions in for-profit education stocks, DeVry, Inc. and Capella Education Co. These stocks did well in the first quarter, and we cut back our positions in the first half of the year. However, in the third quarter, there were unanticipated regulatory and legislative announcements; that caused uncertainty around future growth rates and profitability, causing both stocks to decline significantly. Heading into the fourth quarter, we believed that these issues were reflected in the stock prices. However, Capella Education’s stock price dropped further on lower enrollment growth that resulted from increased competition for its master’s programs, and some new pressure on education degrees given job prospects for teachers. As a result, we sold the stock in November. We continue to own DeVry, which we believe has attractive academic programs, provides a good value to students, and addresses significant education and training needs in the U.S. workforce. There should be clarity on the regulatory and legislative issues in the coming quarters.

4 Annual Report	December 31, 2010

The highest contributor to relative returns for the year was IHS, Inc., the leading global provider of critical technical information primarily to the energy industry; this Industrial firm benefited from accelerating subscription-based organic growth. In our view, the company should continue to see attractive earnings due to further cost rationalization, improved infrastructure with a common technology platform, as well as strategic acquisitions. Another strong performer in Industrials was TransDigm Group, Inc.—an aerospace and defense company. Its business benefited from the improving economy and increased airline miles flown; we expect this trend to continue. In Information Technology, we also had several stocks that stood out. McAfee, Inc., a provider of security software, rallied after it announced its acquisition by Intel. As a result of the acquisition, we sold this stock from the portfolio. Ultimate Software Group, Inc., the leading provider of on-demand payroll and human resources solutions, gained ground on continued momentum in both its Enterprise and Workplace divisions with new customer subscriptions, and add-on products. We expect this firm to continue to see attractive growth, high customer retention, and market share gains. Notably, we were underweight Information Technology for a good portion of the year due to rich earnings multiples, and high expectations for many stocks. Over the past several months, we have found several new opportunities in this sector. In order to fund these positions, in general, our Industrials exposure has come down; it remains an over-weighted sector as it has been all year, but to a lesser degree relative to the benchmark. We have reduced existing positions that have done well and eliminated others with less attractive risk/rewards, in our view.

Looking into 2011, we believe the U.S. economy will likely experience healthy growth as a result of a stabilized and improving macroeconomic environment. The Federal Reserve remains very accommodative with interest rates at all time lows and additional quantitative easing. This stance should assist asset prices, businesses, and ultimately, wages. Also, there is more certainty on high profile government-related issues; for example, the election results are complete with “balanced government” returning to Washington, tax cuts have been extended, and the health care and financial reform bills passed. All of these factors combined should give investors greater comfort with the sustainability of the U.S. economic recovery and the potential for continued economic expansion in 2011.

Despite the positive outlook for 2011, many risks to economic growth remain. The U.S. and other developed countries have significant (and growing) debt levels, European sovereign debt issues could resurface especially in Portugal, Ireland, Greece and Spain, and any plans for fiscal austerity may temper growth. Also, the U.S. consumer, while showing signs of life via increased spending in the second half of 2010, is likely to remain susceptible to swings in confidence until job growth returns in earnest or housing prices stabilize. With the potential for a large volume of foreclosed homes coming back onto the market in the first half of 2011, house prices in the U.S. could face further downward pressure. Any of these issues may flare up from time-to-time in 2011, and have the potential to create volatility, increase stock correlations (macroeconomic effects) in equity markets, and impact economic growth. However, as economic stability persists and the risks are better understood, the impact of any one issue should be less pronounced.

As we have discussed in the past, one of the bright spots remains the growth of emerging market countries especially China. Despite the effects of interest rate tightening to stem inflation, we believe China’s economic growth should continue to be attractive and a driving force along with other emerging countries behind the global economy. We will seek to take advantage of this growth through our investments in large, multinational companies in the portfolio. Another area of strength is U.S. corporations where strong, cash rich balance sheets remain. Capital spending cutbacks in recent years are unsustainable going forward in our view. We believe companies will increase their capital investments, dividend payouts, stock buybacks, and/or pursue acquisitions in 2011. We have begun to see corporations become more active recently (increasing employees and capital expenditures) due to improvements in order backlogs, increased consumer spending, and more clarity on the aforementioned legislative and regulatory issues.

December 31, 2010	William Blair Funds 5

Going forward, given the broadening recovery, we believe macroeconomic influences will subside at the margin though inflation and rising interest rates are clear wildcards. This possibility, in combination with our expectations for a more stable growth backdrop, should favor stock pickers and our quality growth philosophy. As always, our focus will be on deep fundamental investment research in order to identify durable business franchises that can leverage their competitive advantages to sustain growth leadership in their respective industries. We feel confident the Fund is well positioned in quality firms that, in our view, can deliver on earnings growth expectations in any market environment.

6 Annual Report	December 31, 2010

Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

	1 Year	3 Year	5 Year	10 Year
Class N	14.05%	(0.38)%	4.69%	1.62%
Class I	14.36	(0.05)	5.02	1.91
Russell 3000® Growth Index	17.64	(0.26)	3.88	0.30
S&P 500 Index	15.06	(2.86)	2.29	1.41

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2010	William Blair Funds 7

Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—28.7%
*Apple, Inc.	77,685	$25,058
*Atheros Communications, Inc.	225,000	8,082
*Citrix Systems, Inc.	41,800	2,860
*Dolby Laboratories, Inc. Class “A”	78,800	5,256
*FLIR Systems, Inc.	426,353	12,684
*Genpact, Ltd.†	346,600	5,268
*Google, Inc. Class “A”	29,405	17,466
Microsoft Corporation	799,900	22,333
*Monolithic Power Systems, Inc.	406,400	6,714
QUALCOMM, Inc.	228,640	11,315
*Silicon Laboratories, Inc.	278,640	12,823
Solera Holdings, Inc.	136,000	6,979
*Trimble Navigation, Ltd.	258,300	10,314
*Ultimate Software Group, Inc.	191,650	9,320
VeriSign, Inc.	268,900	8,785

		165,257

Industrials—13.6%
Fastenal Co.	144,929	8,683
Flowserve Corporation	57,700	6,879
Goodrich Corporation	82,900	7,301
*IHS, Inc. Class “A”	132,420	10,645
*Jacobs Engineering Group, Inc.	258,400	11,847
Manpower, Inc.	140,000	8,786
The Corporate Executive Board Co.	280,639	10,538
*TransDigm Group, Inc.	127,980	9,216
*Trimas Corporation	207,709	4,250

		78,145

Consumer Discretionary—13.4%
DeVry, Inc.	141,048	6,768
*Dick’s Sporting Goods, Inc.	206,400	7,740
Johnson Controls, Inc.	290,000	11,078
*K12, Inc.	202,388	5,801
McDonald’s Corporation	266,964	20,492
*Tempur-Pedic International, Inc.	222,800	8,925
*Urban Outfitters, Inc.	123,700	4,430
*Valassis Communications, Inc.	375,500	12,148

		77,382

Health Care—12.9%
*Align Technology, Inc.	236,800	4,627
Allergan, Inc.	135,100	9,277
*Celgene Corporation	190,180	11,247
*Cerner Corporation	71,500	6,774
*Gilead Sciences, Inc.	185,335	6,717
*Haemonetics Corporation	102,300	6,463
*IDEXX Laboratories, Inc.	113,330	7,845
*Illumina, Inc.	129,600	8,209
*MedAssets, Inc.	348,682	7,040
*NxStage Medical, Inc.	236,172	5,876

		74,075

* = Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Energy—8.7%
Apache Corporation	93,665	$11,168
*Cameron International Corporation	163,547	8,297
Occidental Petroleum Corporation	117,900	11,566
Schlumberger, Ltd.†	144,900	12,099
*Weatherford International, Ltd.†	298,700	6,810

		49,940

Consumer Staples—5.1%
*Green Mountain Coffee Roasters, Inc.	218,700	7,187
PepsiCo, Inc.	340,400	22,238

		29,425

Materials—3.8%
Ecolab, Inc.	222,820	11,234
Praxair, Inc.	74,365	7,100
*Stillwater Mining Co.	170,200	3,634

		21,968

Financials—3.6%
Greenhill & Co., Inc.	91,600	7,482
*IntercontinentalExchange, Inc.	69,400	8,269
The Charles Schwab Corporation	292,175	4,999

		20,750

Total Common Stocks—89.8% (cost $415,427)		516,942

Repurchase Agreement
Fixed Income Clearing Corporation, 0.150% dated 12/31/10, due 1/3/10, repurchase price $6,302, collateralized by FNMA, 1.050%, due 10/22/13	$6,302	6,302

Total Repurchase Agreement—1.1% (cost $6,302)		6,302

Total Investments—90.9% (cost $421,729)		523,244
Cash and other assets, less liabilities—9.1%		52,369

Net assets—100.0%		$575,613

See accompanying Notes to Financial Statements.

8 Annual Report	December 31, 2010

James S. Golan

Tracy McCormick

LARGE CAP GROWTH FUND

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Large Cap Growth Fund increased 15.91% on a total return basis (Class N Shares) for the year ended December 31, 2010. By comparison, the Fund’s benchmark, the Russell 1000® Growth Index, increased 16.71%.

Our quality growth portfolio of stocks kept up well, but trailed the robust performing market.

Several headwinds impacted the Fund’s performance in 2010. First, from a market perspective, macroeconomic forces dominated the psychology of the stock market throughout the year, leading to high stock correlations, making it more challenging for active managers. The pronounced shifts in sentiment resulted in relatively high volatility, especially in the first half. More specifically through April, the equity market responded positively to continued signs of a U.S. economic recovery and stronger than expected corporate earnings reports on improved sales growth rather than expense control alone, which had been a big driver of 2009 earnings surprises. Beginning in late April, this trend reversed as equity markets sharply corrected given concerns over the sustainability of economic growth, European sovereign debt, and the possibility of a “double dip” recession. Since summer, while volatility has continued, the market’s direction was up on better-than-expected company earnings, positive economic reports, another round of quantitative easing, and extension of the Bush-era tax cuts. As a result of uncertainty throughout the year and as a general theme, investors sought high confidence stocks with clear earnings visibility, and bid up past winners; this phenomenon was clearly displayed with select mid-cap Technology stocks, which had a powerful move. Furthermore, smaller-cap stocks continued their dominance in 2010 much like the previous year; small-cap stocks rose 29.09% while mid-cap stocks gained 26.38% as measured by the Russell 2000® Growth Index and Russell Mid Cap® Growth Index, respectively. Importantly, stock correlations subsided in the fourth quarter, which assisted stock pickers as company fundamentals mattered more than macro events. As a result, the Fund had a powerful fourth quarter return, and many of the stocks we held throughout the year were rewarded. However, these results could not overcome the relative weakness from earlier in the year. The Fund’s fourth quarter results were 13.88%; the Russell 1000® Growth returned 11.83%.

Our weakest single stock was Baxter International, Inc., where we had a sizable position in this more defensive company. It declined unexpectedly in the second quarter on a competitive pricing issue; we sold the position in May. Sectors that lagged for the year were Financials and Materials. Our Financial stock selection was weak due to CME Group, Inc., the largest futures exchange group in the U.S., as well as Invesco, Ltd., an investment manager. CME Group’s stock declined due to lower trading volumes in their interest rate futures business; we believe they should benefit from a pick-up in interest rate volatility and trading volume gains in other areas such as agriculture and energy. Invesco was sold from the portfolio in June on concerns about the Van Kampen acquisition and a weak net flow environment. In Materials, we had little exposure to more cyclical stocks such as those in Metals & Mining, which rallied in the second half of the year.

Our Industrials holdings were standouts in 2010. Our best overall portfolio contributor was Rockwell Automation, a leading global provider of industrial solutions. It benefited from a recovering economy and the original equipment manufacturers looking to reduce costs and enhance productivity. Another solid performer was W.W. Grainger, Inc., the largest wholesale supplier of facilities maintenance supplies and information in North America. It gained ground on strong revenues and operating margins. In our view, the company continues

December 31, 2010	William Blair Funds 9

to execute well and should benefit from further economic recovery, expansion of products offered and efficiency programs. In general, our Industrial exposure was overweight relative to the benchmark for the year, which assisted results as it was one of the better performing sectors. Secondarily, our exposure to select Information Technology stocks was helpful as well. McAfee, Inc., a provider of security software, rallied after it announced its acquisition by Intel Corporation. As a result of the acquisition, this stock was sold from the portfolio. Broadcom Corporation also positively impacted results. Its stock price climbed on continued strength in its mobile and wireless segment as well as modest growth in the broadband and networking segments. We believe its earnings growth should be driven by continued market share gains and fiscal discipline. Notably, during the year, we reduced Information Technology names to below benchmark weight taking profits in stocks that had done well and exiting those where we felt there were better opportunities elsewhere. More recently, we have added several new companies with strong business models and sustainable earnings growth in our view. A few examples are Citrix Systems, Inc., Dolby Laboratories, Inc., and Trimble Navigation, Ltd.

Looking into 2011, we believe the U.S. economy will likely experience healthy growth as a result of a stabilized and improving macroeconomic environment. The Federal Reserve remains very accommodative with interest rates at all time lows and additional quantitative easing. This stance should assist asset prices, businesses, and ultimately, wages. Also, there is more certainty on high profile government-related issues; for example, the election results are complete with “balanced government” returning to Washington, tax cuts have been extended, and the health care and financial reform bills passed. All of these factors combined should give investors greater comfort with the sustainability of the U.S. economic recovery and the potential for continued economic expansion in 2011.

Despite the positive outlook for 2011, many risks to economic growth remain. The U.S. and other developed countries have significant (and growing) debt levels, European sovereign debt issues could resurface especially in Portugal, Ireland, Greece and Spain, and any plans for fiscal austerity may temper growth. Also, the U.S. consumer, while showing signs of life via increased spending in the second half of 2010, is likely to remain susceptible to swings in confidence until job growth returns in earnest or housing prices stabilize. With the potential for a large volume of foreclosed homes coming back onto the market in the first half of 2011, house prices in the U.S. could face further downward pressure. Any of these issues may flare up from time-to-time in 2011, and have the potential to create volatility, increase stock correlations (macroeconomic effects) in equity markets, and impact economic growth. However, as economic stability persists and the risks are better understood, the impact of any one issue should be less pronounced.

As we have discussed in the past, one of the bright spots in the global economy remains the growth of emerging market countries especially China. Despite the effects of interest rate tightening to stem inflation, we believe China’s economic growth should continue to be attractive and a driving force along with other emerging countries behind the global economy. We will seek to take advantage of this growth through our investments in large, multinational companies in the portfolio. Another area of strength is U.S. corporations where strong, cash rich balance sheets remain. Capital spending cutbacks in recent years are unsustainable going forward in our view. We believe companies will increase their capital investments, dividend payouts, stock buybacks, and/or pursue acquisitions in 2011. We have begun to see corporations become more active recently (increasing employees and capital expenditures) due to improvements in order backlogs, increased consumer spending, and more clarity on legislative and regulatory issues.

Going forward, given the broadening recovery, we believe macroeconomic influences will subside at the margin though inflation and rising interest rates are clear wildcards. This possibility, in combination with our expectations for a more stable growth backdrop, should favor stock pickers and our quality growth philosophy. As always, our focus will be on deep fundamental investment research in order to identify durable business franchises that can leverage their competitive advantages to sustain growth leadership in their respective industries. We feel confident the Fund is well positioned in quality firms that, in our view, can deliver on earnings growth expectations in any market environment.

10 Annual Report	December 31, 2010

Large Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

	1 Year	3 Year	5 Year	10 Year
Class N	15.91%	(1.71)%	1.99%	(1.67)%
Class I	16.03	(1.44)	2.21	(1.45)
Russell 1000® Growth Index	16.71	(0.47)	3.75	0.02

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2010	William Blair Funds 11

Large Cap Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—27.7%
*Apple, Inc.	5,295	$1,708
Broadcom Corporation Class “A”	12,550	547
*Citrix Systems, Inc.	8,850	606
*Dolby Laboratories, Inc. Class “A”	5,750	384
*eBay, Inc.	34,750	967
*EMC Corporation	23,500	538
*Google, Inc. Class “A”	2,238	1,329
Microsoft Corporation	46,935	1,310
QUALCOMM, Inc.	21,115	1,045
*Trimble Navigation, Ltd.	11,450	457

		8,891

Industrials—18.6%
CH Robinson Worldwide, Inc.	4,400	353
Danaher Corporation	12,744	601
Goodrich Corporation	7,400	652
*Jacobs Engineering Group, Inc.	7,400	339
Manpower, Inc.	9,900	621
Rockwell Automation, Inc.	11,050	792
Roper Industries, Inc.	4,500	344
*Stericycle, Inc.	8,100	656
United Parcel Service, Inc. Class “B”	12,470	905
W.W. Grainger, Inc.	4,980	688

		5,951

Consumer Discretionary—14.3%
*Discovery Communications, Inc.	15,500	647
Johnson Controls, Inc.	23,700	905
McDonald’s Corporation	8,335	640
NIKE, Inc. Class “B”	7,250	619
*O’Reilly Automotive, Inc.	8,980	543
Scripps Networks Interactive, Inc. Class “A”	9,085	470
Yum! Brands, Inc.	15,500	760

		4,584

Energy—12.2%
Apache Corporation	6,215	741
National Oilwell Varco, Inc.	10,150	683
Occidental Petroleum Corporation	10,850	1,064
Schlumberger, Ltd.†	16,930	1,414

		3,902

Health Care—10.6%
*Agilent Technologies, Inc.	27,000	1,119
Allergan, Inc.	6,865	471
*Celgene Corporation	11,240	665
Covidien plc†	12,250	559
*Illumina, Inc.	9,000	570

		3,384

Financials—7.2%
American Express Co.	18,300	785
Ameriprise Financial, Inc.	13,250	763

* = Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Financials—(continued)
CME Group, Inc.	2,400	$772

		2,320

Consumer Staples—5.1%
Mead Johnson Nutrition Co.	11,700	728
PepsiCo, Inc.	13,750	898

		1,626

Materials—2.6%
Praxair, Inc.	8,725	833

Total Common Stocks—98.3% (cost $23,564)		31,491

Repurchase Agreement
State Street Bank and Trust Company, 0.150% dated 12/31/10, due 1/3/11, repurchase price $375, collateralized by FHLMC, 0.172%, due 6/20/11	$375	375

Total Repurchase Agreement—1.2% (cost $375)		375

Total Investments—99.5% (cost $23,939)		31,866
Cash and other assets, less liabilities—0.5%		169

Net assets—100.0%		$32,035

See accompanying Notes to Financial Statements.

12 Annual Report	December 31, 2010

Michael P. Balkin

Karl W. Brewer

SMALL CAP GROWTH FUND

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Small Cap Growth Fund increased 16.16% on a total return basis (Class N shares) for the year ended December 31, 2010. By comparison the Fund’s benchmark, the Russell 2000® Growth Index, gained 29.09%.

The year started off as a continuation of 2009 with better-than-expected corporate earnings propelling stocks higher. Then, during the second quarter, European sovereign debt concerns and fears of a double-dip recession in the U.S. caused a steep mid-year correction. The selloff was short lived, however, as in late August the Federal Reserve signaled a second round of quantitative easing to help keep interest rates low and promote a more sustainable economic recovery. Improved investor sentiment was supported in part by stronger-than-expected retail sales that persisted into the holiday shopping season, U.S. industrial production data that proved better than many had expected at mid-year, and a more pro-business environment in Washington D.C. that emerged after the November elections. Strong growth in the emerging markets economies also boosted confidence in the reality of a global economic recovery.

From a sector perspective within the Russell 2000® Growth Index, Energy (+43.91%) and Information Technology (+36.54%) were the best performing sectors, with Consumer Discretionary (+32.22%), Industrials (+29.73%) and Materials (+33.47%) turning in impressive results for the year as well. Financials (+22.18%) and Consumer Staples (+23.50%) underperformed the broader small cap market, while Health Care (+16.78%) was the weakest sector during the year.

The Fund’s underperformance for 2010 was driven by style headwinds, industry factors and primarily stock selection. Although the Fund performed well in the first few months of the year and it stabilized in the last two months of the year, the five-month period from June through October witnessed dramatic underperformance. First of all, style headwinds—specifically both our contrarian bias and our smaller market cap bias—were most pronounced during this five-month period. The market favored momentum-oriented stocks and larger cap stocks during this period and our typical biases against these factors contributed to the underperformance. Second, although individual stock picks dictate our sector and industry weights, the Fund’s exposure to certain industries during 2010 detracted from performance. Real Estate Management & Development within Financials and Health Care Equipment & Supplies within Health Care were two such examples. Finally, negative stock selection was the primary contributor to the underperformance in 2010. The largest detractors from relative return came from the Consumer Discretionary and Information Technology sectors, while Telecommunication stock selection was a modest contributor.

During the fourth quarter specifically, the Fund’s underperformance can be explained by stock selection and industry factors. All of the quarter’s underperformance took place in October, with an improvement in November and December. Overweights to Health Care Equipment & Supplies and Diversified Consumer Services detracted during the quarter. From a stock selection perspective, certain holdings in Consumer Discretionary pulled down relative results while stock selection in Industrials, Information Technology and Materials partially offset the negative dynamics.

Detractors from return

Cenveo, Inc. (CVO) is a diversified printing company. The company’s portfolio of products include forms and labels manufacturing, packaging and publisher offerings, envelope

December 31, 2010	William Blair Funds 13

production and commercial printing. Reason for underperformance: Irrational pricing by a weakened competitor in the envelopes business greatly impacted industry pricing, thereby reducing Cenveo’s revenues and earnings in the intermediate term. In addition, despite more recent signs of a recovery in the commercial printing industry, the industry has been weaker than expected coming out of the recession. Action: We maintain our position in the stock for a few reasons. First, the company announced an acquisition of MeadWestvaco’s envelopes business which should strengthen Cenveo’s leadership position in the industry. Second, the company announced an acquisition of a higher growth, niche, specialty packaging company which should complement Cenveo’s other higher growth, niche, specialty printing businesses. Third, new ownership of the weakened competitor discussed above has instituted more rational pricing and is reducing industry capacity aggressively. Finally, the valuation on the stock remains unjustifiably low.

Healthways, Inc. (HWAY) is a healthcare services firm that provides disease management solutions. The company’s services are implemented by managed care companies, governments, employers and hospitals in order to reduce both short- and long-term healthcare costs within their patient populations. Reason for underperformance: Lackluster employment data hurt investor sentiment as Healthways’ business model benefits as the employed base increases. In addition, new business decisions at prospective corporate clients have been lengthened given the uncertain economic environment. Finally, the healthcare reform bill has instilled further uncertainty given its potential impact on managed care, Healthways’ primary customer base. Action: We sold our position given these multiple headwinds and the lack of visibility into the company’s earnings over the intermediate term.

Princeton Review, Inc. (REVU) provides test preparation courses, tutoring services and various career-focused degree and vocational programs. Reason for underperformance: The sluggish economy reduced demand for the company’s core test preparation business. In general, some consumers decided not to take a test preparation course while others traded down from a longer (and more expensive) course to a shorter, more affordable one. In addition, the company expanded its balance sheet in 2009 to make an acquisition. This additional debt combined with slowing business dynamics caused a reduction in earnings throughout the year. Action: We continue to own a position in the stock as we believe Princeton Review is a leader in test preparation and tutoring services and earnings growth will reaccelerate once the macroeconomic backdrop improves. As well, we believe there is a good growth opportunity in its nascent career education partnerships with the National Labor College and several community colleges.

SurModics, Inc. (SRDX) provides surface modification and drug delivery technologies to the healthcare industry. The company develops relationships with many of the large medical device and pharmaceutical companies in order to create additional uses for its proprietary technologies. Reason for underperformance: Lackluster revenues and earnings which exacerbated ongoing investor concern that the company has not signed up another major partner to utilize its intellectual property. Action: We liquidated our position given the deterioration in fundamentals and lack of catalysts for meaningful reacceleration in its businesses.

VistaPrint N.V. (VPRT) is a worldwide provider of marketing and printing services to small business and home office customers via the internet. The company’s products include business cards, brochures, invitations, websites, and various types of marketing material. Reason for underperformance: Disappointing revenues announced in July raised concern among investors regarding long-term growth opportunities, especially given sub-par results from a then-recent television advertising campaign. Action: We sold our position given the uncertainty around customer acquisition costs and therefore the volatility of the company’s return on marketing investments.

Contributors to return

Air Methods Corporation (AIRM) is a leader in medical air transport. The company contracts with both hospitals and communities for emergency and non-emergency transport. Reason for

14 Annual Report	December 31, 2010

outperformance: Company fundamentals accelerated throughout 2010 in part due to growth in flight volumes, strong pricing and lower maintenance expense for its aircraft. Management also announced multiple price increases during the year with plans to continue regular increases in 2011. Action: We have trimmed our position on strength over the second half of 2010. However, we continue to own the stock as we believe the company’s pricing power is underappreciated and that future outsourcing of medical air transport by hospitals will increase in part due to implications of the health care reform bill.

MDC Partners, Inc. (MDCA), through its subsidiaries, provides marketing communications and consulting services primarily in the U.S., Canada, and Europe. Reason for outperformance: The company has strong business momentum from existing clients and new business wins alike, in part due to a general rebound in the advertising environment. In addition, investors have cheered the company’s investments in two growth-oriented areas of the advertising industry, social media and analytics. Action: We maintain a position as we believe this diversified marketing services firm is well-positioned for growth and that its stock is trading at an attractive valuation.

National Financial Partners Corporation (NFP) is a financial services firm that offers high net worth individuals and corporations a variety of financial services such as life insurance and wealth transfer, corporate and executive benefits, and investment advisory. Reason for outperformance: As a financial services company, the stock benefitted from improved investor sentiment and the rebound in capital markets. Also, company fundamentals improved during 2010, and the company strengthened its balance sheet and sold certain underperforming partner firms. Action: We maintain a position in the stock as we believe growth will continue to improve and the stock remains attractively valued.

Trinity Biotech plc (TRIB) develops, acquires, manufactures and markets medical diagnostic products for the clinical laboratory and point-of-care segments of the diagnostic market. Reason for outperformance: The company divested a slower growth business during the year which allowed it to strengthen its balance sheet and focus on the higher growth areas of its business. In addition, investors are anticipating a strong product pipeline over the next couple of years. Action: We added to our position early in the year but maintained our position on the rally during the second half of the year.

ValueClick, Inc. (VCLK) is a leading online marketing services firm. Reason for outperformance: Growth appears to be reaccelerating in part due to a recovery in the advertising environment generally, and a new ValueClick product more specifically. Many of ValueClick’s business lines have seen growth reaccelerate. Action: We trimmed our position on strength late in the year, but continue to hold a position as we believe growth will continue accelerating and the stock remains attractively valued.

Outlook

Looking ahead, almost universally, market strategists believe 2011 will produce a solid, yet more modest, equity market return in the U.S. Broadly speaking, corporate cash flow generation and profit margins generally are attractive due to effective expense management by U.S. companies. If the past is any indication, these dynamics should eventually entice capital spending and increased hiring by corporations. This would help alleviate one of the main concerns with this recovery, unemployment.

Risks to a full economic recovery loom, yet are well documented. Government budgets at every level are stretched. The extension of the Bush-era federal income tax rates and new payroll tax break, along with the extension of unemployment benefits, help consumers and businesses in the short run, but the long-run impact is yet unknown. The same can be said for the Federal Reserve’s second round of quantitative easing and its impact on longer-term inflation. Rapid growth in emerging economies poses two distinct risks as well: higher commodity price inflation and potentially negative effects from emerging governments’ efforts to combat overheating of their economies.

December 31, 2010	William Blair Funds 15

In the end, however, while we factor various economic scenarios into our stock picking, we focus our time on constructing the Fund from a bottom-up perspective. As mentioned above, corporate fundamentals remain attractive. In combination with valuations that are broadly in line with long-term averages, the market outlook remains balanced. While macroeconomic data largely drove correlated stock prices again in 2010, we expect individual company fundamentals to be the leading determinant of forward stock price returns. In an environment where earnings growth will be less about cost cutting and more about organic revenue growth, investors are likely to seek companies which possess more internal growth drivers. Our philosophy of finding solid quality growth companies, which “control their own destiny” to a greater degree and are less dependent on overall economic growth, should benefit in such an environment. While we are disappointed with performance in 2010, we remain confident in our ability to create alpha over the long term. We continue to find good ideas across sectors, and are confident the Fund consists of great companies with solid competitive positions whose stocks are at attractive valuations compared to the growth, consistency and sustainability of their earnings.

16 Annual Report	December 31, 2010

Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

	1 Year	3 Year	5 Year	10 Year
Class N	16.16%	1.53%	3.17%	9.77%
Class I	16.62	1.86	3.48	10.07
Russell 2000® Growth Index	29.09	2.18	5.30	3.78
Russell 2000® Index	26.85	2.22	4.47	6.33

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Index.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2010 William Blair Funds 17

Small Cap Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—23.3%
*Atheros Communications, Inc.	287,200	$10,316
*Cavium Networks, Inc.	266,200	10,030
iGate Corporation	446,300	8,797
*Inuvo, Inc.	861,747	4,447
*j2 Global Communications, Inc.	717,948	20,785
*KIT Digital, Inc.	664,700	10,662
*Lionbridge Technologies, Inc.	1,123,516	4,146
*MaxLinear, Inc. Class “A”	359,831	3,872
*Monolithic Power Systems, Inc.	721,300	11,916
*RightNow Technologies, Inc.	475,855	11,263
*Silicon Laboratories, Inc.	468,577	21,564
Syntel, Inc.	168,900	8,072
*TeleTech Holdings, Inc.	880,500	18,129
*Ultimate Software Group, Inc.	308,976	15,025
United Online, Inc.	1,618,575	10,683
*ValueClick, Inc.	1,559,040	24,991
*Vertro, Inc.	847,343	4,152
*Volterra Semiconductor Corporation	380,800	8,819

		207,669

Consumer Discretionary—21.1%
*Amerigon, Inc.	979,500	10,657
*Belo Corporation	1,491,843	10,562
*Career Education Corporation	862,926	17,888
*ChinaCast Education Corporation†	1,425,139	11,059
*Dreams, Inc.	3,285,457	8,674
*Duckwall-ALCO Stores, Inc.	429,693	5,414
Gaiam, Inc. Class “A”	1,050,272	8,087
*Grand Canyon Education, Inc.	450,151	8,818
Jarden Corporation	483,317	14,920
*Kona Grill, Inc.	1,019,792	4,181
MDC Partners, Inc. Class “A”†	858,030	14,818
*Office Depot, Inc.	2,383,400	12,870
*Princeton Review, Inc.	3,519,896	4,154
Strayer Education, Inc.	85,095	12,953
*U.S. Auto Parts Network, Inc.	1,448,391	12,167
*Valassis Communications, Inc.	479,900	15,525
*Vitacost.com, Inc.§**	554,359	1,109
*WMS Industries, Inc.	317,200	14,350

		188,206

Health Care—18.0%
*Air Methods Corporation	318,723	17,935
*Align Technology, Inc.	399,500	7,806
*American Medical Systems Holdings, Inc.	112,164	2,115
*Brookdale Senior Living, Inc.	570,700	12,219
*Haemonetics Corporation	253,465	16,014
*Integra LifeSciences Holdings Corporation	338,700	16,021
*Kensey Nash Corporation	424,466	11,813
*MedAssets, Inc.	594,621	12,005
*Natus Medical, Inc.	726,900	10,307
*NxStage Medical, Inc.	382,807	9,524
*Quidel Corporation	856,346	12,374
*SXC Health Solutions Corporation†	206,800	8,864

Issuer	Shares	Value

Common Stocks—(continued)
Health Care—(continued)
*The Providence Service Corporation	439,811	$7,068
*Trinity Biotech plc—ADR	1,903,563	16,751

		160,816

Industrials—16.7%
*Cenveo, Inc.	2,773,539	14,811
*Corrections Corporation of America	261,527	6,554
*Dolan Media Co.	1,199,958	16,704
*Franklin Covey Co.	758,841	6,518
*GrafTech International, Ltd.	826,600	16,400
Healthcare Services Group, Inc.	498,720	8,114
*Huron Consulting Group, Inc.	394,583	10,437
*ICF International, Inc.	569,800	14,655
*On Assignment, Inc.	2,248,382	18,324
*Polypore International, Inc.	177,800	7,242
*TransDigm Group, Inc.	184,414	13,279
*Trimas Corporation	750,089	15,347

		148,385

Financials—7.7%
*Cowen Group, Inc.	1,814,117	8,454
*FirstService Corporation†	570,071	17,262
*Grubb & Ellis Co.	225,000	286
*Internet Capital Group, Inc.	1,474,535	20,968
*Marlin Business Services Corporation	718,870	9,093
*National Financial Partners Corporation	906,856	12,152
*United Western Bancorp, Inc.	2,290,015	664

		68,879

Energy—4.8%
*Dresser-Rand Group, Inc.	213,099	9,076
*Dril-Quip, Inc.	111,300	8,650
*Goodrich Petroleum Corporation	448,415	7,910
*Oil States International, Inc.	263,400	16,882

		42,518

Materials—2.5%
*Horsehead Holding Corporation	1,026,860	13,390
*Stillwater Mining Co.	423,800	9,048

		22,438

Telecommunication Services—1.3%
*Cbeyond, Inc.	760,831	11,626

Total Common Stocks—95.4% (cost $718,251)		850,537

Preferred Stock
Grubb & Ellis Co.—144A, 12.00%§	83,121	7,779

Total Preferred Stock—0.9% (cost $8,312)		7,779

See accompanying Notes to Financial Statements.

18 Annual Report	December 31, 2010

Small Cap Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreement
State Street Bank and Trust Company, 0.150% dated 12/31/10, due 1/3/11, repurchase price $20,042, collateralized by FHLMC, 0.172%, due 6/20/11 and U.S. Treasury Notes, 2.500%-2.750%, due 4/30/15-12/31/17	$20,042	$20,042

Total Repurchase Agreement—2.2% (cost $20,042)		20,042

Total Investments—98.5% (cost $746,605)		878,358
Cash and other assets, less liabilities—1.5%		13,231

Net assets—100.0%		$891,589

ADR = American Depository Receipt

* = Non-income producing securities

† = U.S. listed foreign security

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 1.00% of the net assets at December 31, 2010.

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.12% of the net assets at December 31, 2010.

If the Fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940. The Small Cap Growth Fund had the following transactions during the period ended December 31, 2010 with companies deemed affiliated during the period or at December 31, 2010.

	Share Activity				Year Ended December 31, 2010
					(in thousands)
Security Name	Balance 12/31/2009	Purchases	Sales	Balance 12/31/2010	Value	Dividends Included in Income
CardioNet, Inc.	1,344,381	208,600	1,552,981	—	$—	$—
DJSP Enterprises	—	788,419	788,419	—	—	—
pDreams, Inc.	—	4,001,678	716,221	3,285,457	8,674	—
pDuckwall-ALCO Stores, Inc.	460,853	—	31,160	429,693	5,414	—
pGaiam, Inc. Class “A”	1,511,007	140,800	601,535	1,050,272	8,087	375
pInuvo, Inc.*	8,037,127	776,634	196,300	861,747	4,447	—
Kensey Nash Corporation	422,340	126,426	124,300	424,466	11,813	—
pKona Grill, Inc.	1,042,992	—	23,200	1,019,792	4,181	—
LCA-Vision Inc.	948,955	66,854	1,015,809	—	—	—
Lionbridge Technologies, Inc.	4,293,158	553,800	3,723,442	1,123,516	4,146	—
pMarlin Business Services Corporation	988,701	—	269,831	718,870	9,093	—
pOn Assignment Inc.	1,516,133	1,293,264	561,015	2,248,382	18,324	—
Overhill Farms, Inc.	1,184,052	53,900	1,237,952	—	—	—
pPrinceton Review, Inc.	—	3,600,096	80,200	3,519,896	4,154	—
pTrinity Biotech plc	1,501,163	486,500	84,100	1,903,563	16,751	—
pUnited Western Bancorp, Inc.	2,342,215	—	52,200	2,290,015	664	—
pVertro, Inc.**	4,333,215	—	19,300	847,343	4,152	—

					$99,900	$375

*1 per 10 stock split on 12/13/2010.

**1 per 5 stock split on 8/18/2010.

p Affiliated company at December 31, 2010. The Small Cap Growth Fund’s total value in companies deemed to be affiliated at December 31, 2010 was $83,941 (thousands).

See accompanying Notes to Financial Statements.

December 31, 2010 William Blair Funds 19

Robert C. Lanphier, IV

David P. Ricci

MID CAP GROWTH FUND

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Mid Cap Growth Fund posted a 24.01% increase on a total return basis (Class N Shares) for the year ended December 31, 2010. By comparison, the Fund’s benchmark, the Russell Midcap Growth® Index, gained 26.38% during the period.

The U.S. equity market produced its third best calendar year return in the last decade after staging an impressive four-month rally to close out 2010.

The year started off as a continuation of 2009 with better-than-expected corporate earnings propelling stocks higher. Then, during the second quarter, European sovereign debt concerns and fears of a double-dip recession in the U.S. caused a steep mid-year correction. The selloff was short lived, however, as in late August the Federal Reserve signaled a second round of quantitative easing to help keep interest rates low and promote a more sustainable economic recovery. Improved investor sentiment was supported in part by stronger-than-expected retail sales that persisted into the holiday shopping season, U.S. industrial production data that proved better than many had expected at mid-year and what appears to be a more pro-business environment in Washington D.C. after the November elections. Strong growth in the emerging economies also boosted confidence in the reality of a global economic recovery.

A resilient consumer propelled the Consumer Discretionary sector up 37.18%, leading all sectors during 2010. Industrials also performed well up 34.35% on the heels of positive industrial production data. While Energy was the best performing sector during the fourth quarter, it was a relative underperformer during 2010 as a whole, up only 16.04%. Health Care underperformed as well up 20.38%, as the sector lived up to its defensive-natured stereotype.

The Fund’s performance for 2010 was characterized by a headwind from its more conservative investment style (i.e. typical lower portfolio beta) being mostly offset by positive effects from its smaller-than-benchmark weighted average market capitalization, higher growth profile and stock selection. The effect of stock selection was somewhat mixed by sector as certain stocks in Industrials, Information Technology and Materials boosted relative performance while others in Health Care and Financials detracted from return.

Many of the same dynamics were at play during the fourth quarter’s narrow underperformance as well. The Fund’s typical lower beta was the main detractor given the quarter’s swift market rally. Consumer Discretionary, Information Technology and Industrials stock selection contributed positively to relative performance while certain stocks in Materials and Consumer Staples mitigated that benefit.

Detractors from return

American Medical Systems Holdings, Inc. (AMMD) designs and manufactures pelvic health solutions, including incontinence, and markets them to urologists, gynecologists and urogynecologists. Reason for underperformance: The stock was a large detractor for the year and the fourth quarter as surgical procedures across the healthcare industry continue to be depressed, especially for elective procedures such as many of American Medical Systems’ solutions. Action: We continue to hold the stock in the Fund as the long-term growth of these types of procedures is likely to be strong given an aging population. While some of the company’s solutions are elective, they are often critical to the patient’s way of life and are

20 Annual Report	December 31, 2010

therefore usually just delayed rather than eliminated. In addition, the company increased its research and development spending over the past several years, contributing to an accelerated pace of new product introductions which should be most pronounced in 2011.

Athenahealth, Inc. (ATHN) is a provider of internet-based business services for physician practices. For example, the company’s solutions allow physician practices to improve accounts receivable days outstanding, bad debt expenses, and patient scheduling and follow-up. Reason for underperformance: The stock was one of the leading detractors from return during 2010. During the second quarter, Athenahealth announced disappointing contract wins with new physician practices, which brought into question whether the company has the appropriate infrastructure in place to compete with larger competitors. Action: The Fund liquidated our position on the news.

DeVry, Inc. (DV) operates in the post-secondary education industry. The company offers campus-based and online courses in areas including graduate level management courses, medical and nursing programs and professional exam preparation. Reason for underperformance: Legislative concerns regarding the for-profit post-secondary education industry have elevated investor concern about future earnings growth. Action: The Fund continues to hold a modest position in the stock. While adjustments to new regulations could significantly impact the profit pool of the entire industry, DeVry is one of the highest quality operators in the industry and should be a market share beneficiary of the industry turmoil.

Myriad Genetics, Inc. (MYGN) develops and markets therapeutic and molecular diagnostic products. Reason for underperformance: Although it was a detractor for the year overall, the stock was especially weak during the first half of the year based on deteriorating fundamentals and due to investor concern regarding the company’s patents. Action: The Fund sold its position in May given the non-recurring nature of the company’s diagnostic tests and the long-term earnings risk such a revenue stream poses in light of uncertainty in the company’s addressable market.

VistaPrint N.V. (VPRT) is a worldwide provider of marketing and printing services to small business and home office customers via the internet. The company’s products include business cards, brochures, invitations, websites, and various types of marketing material. Reason for underperformance: Disappointing revenues announced in July raised concern among investors regarding long-term growth opportunities, especially given sub-par results from its then-recent television advertising campaign. Action: The Fund sold its position given the uncertainty around customer acquisition costs and therefore the volatility of the company’s return on marketing investments.

Contributors to return

Chipotle Mexican Grill, Inc. (CMG) is a restaurant company that operates a chain of fast-casual, fresh Mexican food restaurants. Reason for outperformance: Accelerating revenue and margin growth resulted in a more than 30% increase in earnings expectations for 2010 over the course of the year. Sales growth at restaurants open at least one year will likely increase in the high single digits for 2010, suggesting fundamental consumer preference for Chipotle’s fresh, naturally-raised food. Action: While we continue to believe that this company has a long runway for growth, we have trimmed the Fund’s position on the strength due to an increased valuation and elevated growth expectations.

Illumina, Inc. (ILMN) develops and markets integrated systems used in the gene sequencing and genotyping markets. The company’s machines enable medical and academic institutions to understand the genetic make-up of individuals which allows for more productive research in disease treatment and prevention. Reason for outperformance: Illumina posted significantly better-than-expected revenue and earnings during the fourth quarter, and throughout the year, due to increasing demand for the company’s sequencing machines. Action: We maintain a position in the stock as we believe the company’s technological edge will continue to drive demand for its machines. In addition, as the installed base of the company’s machines grows,

December 31, 2010	William Blair Funds 21

there will likely be a further boost to earnings and the sustainability of earnings due to the expanded use of higher-margin consumable instruments.

Stericycle, Inc. (SRCL) is the leading medical waste management company. The company collects and disposes of medical waste as a service for smaller facilities such as outpatient clinics and dental offices, and larger facilities such as hospitals and blood banks. Reason for outperformance: The stock proved to be resilient throughout the year, during both the mid-year correction and the second half rally, as the company quietly produced solid and consistent earnings growth in 2010 in part due to cross selling of additional services, such as pharmaceutical waste management, to its customers. In addition, Stericycle announced the acquisition of its nearest competitor, thereby strengthening its already dominant competitive position in the industry. Action: Strericycle continues to be one of the largest positions in the Fund as we believe investors underestimate the durability of the company’s long term growth opportunity.

Trimble Navigation, Ltd. (TRMB) develops and markets products embedded with its global positioning systems (GPS) technology to commercial and governmental customers for use in the construction and agriculture industries. Reason for outperformance: Fundamental business strength driven in part by a better economic backdrop from a year ago, but mainly due to increasing demand for the company’s GPS-enabled products in the Engineering & Construction and Agriculture businesses both in the U.S. and abroad. In addition, a recent distribution agreement with Caterpillar seems to be ramping well. Action: We trimmed the Fund’s position on the strength, but continue to own shares in the company in part due to the secular growth in infrastructure projects in the U.S. and abroad, as well as our belief that the company’s broader rollout of distribution partnerships are just beginning.

Verisign, Inc. (VRSN) manages the “.com” and “.net” domains on the internet. Reasons for outperformance: Web site growth was strong during the year and renewal trends have been positive. VeriSign’s cash flow generation and the divestiture of its slower-growth security business during the year provided cash to buy back shares and issue a large one-time dividend, and it allows them to focus on the faster-growth domain management business. In addition, the company instituted price increases starting on July 1, 2010. Action: We have trimmed the Fund’s position given an increased valuation on the stock but continue to own given the positive secular internet growth and dominant industry position.

Outlook

Almost universally, market strategists believe 2011 will produce a solid, yet more modest, equity market return in the U.S. Broadly speaking, corporate cash flow generation remains robust and profit margins generally are attractive. Although the rate of improvement for both of these metrics may slow, if the past is any indication, these dynamics should eventually entice capital spending and increased hiring by corporations. This would help alleviate one of the main concerns with this recovery, unemployment. On the other hand, the risks are somewhat well documented. Government budgets at every level are stretched. The extension of the Bush-era federal income tax rates and new payroll tax break, along with the extension of unemployment benefits, help consumers and businesses in the short run, but the long-run impact is more questionable. The same can be said for the Federal Reserve’s second round of quantitative easing and its impact on longer-term inflation. Rapid growth in emerging economies poses two distinct risks as well: higher commodity price inflation and potentially negative effects from emerging governments’ efforts to combat overheating of their economies.

In the end, however, while we factor various economic scenarios into our stock picking, we focus our time on constructing the Fund from a bottom-up perspective. As we mentioned above, corporate fundamentals remain attractive. In combination with valuations that are broadly in line with long-term averages, the market outlook remains balanced. While macro factors largely drove stock prices again in 2010, we continue to expect individual company

22 Annual Report	December 31, 2010

fundamentals to be the leading determinant of forward stock price returns. In an environment where earnings growth will be less about cost cutting and more about organic revenue growth, investors are likely to seek companies which possess more internal growth drivers. Our philosophy of finding solid quality growth companies, which “control their own destiny” to a greater degree and are less dependent on overall economic growth, should be a benefit in such an environment. We continue to find good ideas across sectors, and are confident the Fund consists of great companies with solid competitive positions whose stocks are at attractive valuations compared to the growth, consistency and sustainability of their business.

December 31, 2010	William Blair Funds 23

Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

	1 Year	3 Year	Since Inception(a)
Class N	24.01%	3.27%	5.82%
Class I	24.31	3.55	6.12
Russell MidCap® Growth Index	26.38	0.97	3.70
(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell MidCap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

24 Annual Report	December 31, 2010

Mid Cap Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Industrials—21.8%
CH Robinson Worldwide, Inc.	29,400	$2,358
Expeditors International of Washington, Inc.	24,800	1,354
Fastenal Co.	35,875	2,149
Gardner Denver, Inc.	22,600	1,555
*Jacobs Engineering Group, Inc.	15,694	720
Manpower, Inc.	17,690	1,110
MSC Industrial Direct Co. Class “A”	32,500	2,102
Robert Half International, Inc.	29,300	897
Rockwell Automation, Inc.	27,600	1,979
Roper Industries, Inc.	22,160	1,694
*Stericycle, Inc.	43,330	3,506
*TransDigm Group, Inc.	36,950	2,661

		22,085

Information Technology—19.8%
Amphenol Corporation Class “A”	19,200	1,013
*Atheros Communications, Inc.	49,500	1,778
*Cavium Networks, Inc.	27,200	1,025
*Citrix Systems, Inc.	22,300	1,526
*Concur Technologies, Inc.	35,930	1,866
*Dolby Laboratories, Inc. Class “A”	23,770	1,585
*FLIR Systems, Inc.	53,800	1,601
*Informatica Corporation	23,000	1,013
*Silicon Laboratories, Inc.	57,310	2,637
Solera Holdings, Inc.	33,800	1,735
*Trimble Navigation, Ltd.	56,300	2,248
VeriSign, Inc.	59,700	1,950

		19,977

Consumer Discretionary—17.0%
*Bed Bath & Beyond, Inc.	31,060	1,527
*CarMax, Inc.	108,770	3,467
*Chipotle Mexican Grill, Inc.	2,100	446
DeVry, Inc.	21,110	1,013
*Dick’s Sporting Goods, Inc.	56,829	2,131
*Discovery Communications, Inc.	11,900	496
*Discovery Communications, Inc. Class “C”	13,700	503
Gentex Corporation	48,180	1,424
*Harman International Industries, Inc.	30,800	1,426
*O’Reilly Automotive, Inc.	44,880	2,712
Scripps Networks Interactive, Inc. Class “A”	18,900	978
*WMS Industries, Inc.	24,440	1,106

		17,229

Health Care—12.7%
*American Medical Systems Holdings, Inc.	54,872	1,035
*CareFusion Corporation	43,239	1,111
*Cerner Corporation	16,100	1,525
*HMS Holdings Corporation	30,300	1,963
*IDEXX Laboratories, Inc.	29,872	2,068
*Illumina, Inc.	45,920	2,909
Perrigo Co.	15,100	956

* = Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Health Care—(continued)
*QIAGEN N.V.†	66,346	$1,297

		12,864

Consumer Staples—10.8%
Church & Dwight Co., Inc.	13,100	904
Flowers Foods, Inc.	38,000	1,022
*Green Mountain Coffee Roasters, Inc.	132,156	4,343
McCormick & Co., Inc.	59,700	2,778
Mead Johnson Nutrition Co.	30,300	1,886

		10,933

Financials—6.2%
*Affiliated Managers Group, Inc.	15,075	1,496
Greenhill & Co., Inc.	21,420	1,750
*IntercontinentalExchange, Inc.	12,350	1,471
Invesco, Ltd.†	65,000	1,564

		6,281

Energy—5.4%
*Cameron International Corporation	22,200	1,126
*Denbury Resources, Inc.	77,270	1,475
*Newfield Exploration Co.	22,830	1,647
Range Resources Corporation	14,500	652
*Southwestern Energy Co.	15,870	594

		5,494

Materials—2.3%
Ecolab, Inc.	46,400	2,340

Telecommunication Services—1.8%
*SBA Communications Corporation Class “A”	44,100	1,805

Total Common Stocks—97.8% (cost $75,842)		99,008

Repurchase Agreement
State Street Bank and Trust Company, 0.150% dated 12/31/10, due 1/3/11, repurchase price $2,020, collateralized by U. S. Treasury Note, 2.500%, due 4/30/15	$2,020	2,020

Total Repurchase Agreement—2.0% (cost $2,020)		2,020

Total Investments—99.8% (cost $77,862)		101,028
Cash and other assets, less liabilities—0.2%		220

Net assets—100.0%		$101,248

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 25

Karl W. Brewer

Robert C. Lanphier, IV

Matthew A. Litfin

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Small-Mid Cap Growth Fund increased 22.76% on a total return basis (Class N Shares) for the 12 months ended December 31, 2010. By comparison, the Fund’s benchmark, the Russell 2500 GrowthTM Index, gained 28.86% during the period.

The U.S. small and mid cap equity market produced its third best calendar year return in the last decade after staging an impressive four-month rally to close out 2010.

The year started off as a continuation of 2009 with better-than-expected corporate earnings propelling stocks higher. Then, during the second quarter, European sovereign debt concerns and fears of a double-dip recession in the U.S. caused a steep mid-year correction. The selloff was short lived, however, as in late August the Federal Reserve signaled a second round of quantitative easing to help keep interest rates low and promote a more sustainable economic recovery. Improved investor sentiment was supported in part by stronger-than-expected retail sales that persisted into the holiday shopping season, U.S. industrial production data that proved better than many had expected at mid-year, and a more pro-business environment in Washington D.C. that emerged after the November elections. Strong growth in the emerging economies also boosted confidence in the reality of a global economic recovery.

Within the Russell 2500TM Growth Index, market leadership was relatively broad-based from a sector perspective. Consumer Discretionary, Information Technology, Industrials, Energy and Materials all returned between 31% and 33%. Financials and typically defensive sectors, Health Care and Consumer Staples, lagged the overall market with returns just over 20%.

The Fund’s underperformance for 2010 was driven by its more conservative investment style (typical lower beta) and industry (sub-sector) headwinds. Although individual stock picks dictate our sector and industry weights, the Fund’s exposure to certain industries detracted from performance during the year. Examples include the Fund’s overweights to Diversified Consumer Services (within Consumer Discretionary) and Health Care Technology (within Health Care).

Partially offsetting these 2010 headwinds was stock selection. Positive stock specific drivers were most pronounced in the Consumer Discretionary, Materials and Telecom sectors while stock selection in Information Technology, Industrials and Health Care detracted from relative results.

During the fourth quarter specifically, the Fund’s lower beta detracted from relative performance given the benchmark’s 16.00% advance. This negative beta headwind was partially mitigated by strong stock selection in Financials, Consumer Discretionary and Health Care. On the other hand, certain stocks in Industrials and Consumer Staples detracted from performance for the quarter.

Detractors from return

Cenveo, Inc. (CVO) is a diversified printing company. The company’s portfolio of products include forms and labels manufacturing, packaging and publisher offerings, envelope production and commercial printing. Reason for underperformance: Irrational pricing by a weakened competitor in the envelopes business greatly impacted industry pricing, thereby reducing Cenveo’s revenues and earnings in the intermediate term. In addition, despite more

26 Annual Report	December 31, 2010

recent signs of a recovery in the commercial printing industry, the industry has been weaker than expected coming out of the recession, despite recent industry consolidation. Action: We liquidated the Fund’s position in the stock.

Comstock Resources, Inc. (CRK) engages in the acquisition, exploration and development of oil and natural gas properties in the United States. It operates primarily in the south and southeast regions of the U.S., in addition to the Gulf of Mexico. Reason for underperformance: In contrast to crude oil which rallied during 2010, natural gas prices were down dramatically. Since over 90% of Comstock’s business is focused on natural gas production, investors became nervous about the company’s fundamental outlook, especially relative to the broader energy sector. Action: We liquidated the Fund’s position in July in part due to the potential earnings impact from a depressed commodity price but also due to various planning issues for future production.

Heidrick & Struggles International, Inc. (HSII) is an executive search and leadership consulting firm. Reason for underperformance: While executive search activity has been recovering modestly, we believe consultant turnover has picked up, especially in Europe where the economic recovery has been weaker. Action: We liquidated the Fund’s position earlier in the year given lowered expectations for growth and unsettling employee turnover.

NuVasive, Inc. (NUVA) designs and markets products used in the surgical treatment of spine disorders. Reason for underperformance: Management reduced forward earnings guidance during the second half of the year in part due to a sluggish recovery in procedure growth following the recession, but primarily due to negative developments in the spine surgery market. Certain health insurance plans are changing their reimbursement policies for spine procedures which could meaningfully reduce demand for NuVasive’s products. Action: While we believe NuVasive can continue to gain market share based on its innovation, the industry headwinds may be too stiff. We therefore liquidated the Fund’s position.

VistaPrint N.V. (VPRT) is a worldwide provider of marketing and printing services to small business and home office customers via the internet. The company’s products include business cards, brochures, invitations, websites, and various types of marketing material. Reason for underperformance: Disappointing revenues announced in July raised concern among investors regarding long-term growth opportunities, especially given sub-par results from its then-recent television advertising campaign. Action: We trimmed the Fund’s position after the mid-year correction due to increased business risk, but continue to hold an investment in the company given our belief in management’s ability to make the necessary adjustments, as well as the stock’s improved valuation.

Contributors to return

Affiliated Managers Group, Inc. (AMG) is an asset management company with equity investments in various small- and mid-sized investment management firms. Reason for outperformance: As an asset manager, the stock was aided by the rally in the market given the rally’s impact on assets under management, and therefore the company’s expected revenues. In addition, during the fourth quarter the company announced better-than-expected asset flows with particular strength in the company’s global, emerging market and alternative strategies. Earlier in the year, the company raised equity capital to pay down debt and potentially make acquisitions, a historical and expected avenue of growth for the company. Action: We maintain a position in the stock as we believe the company is poised for further growth given it is a well-diversified and well-managed asset management company.

Chipotle Mexican Grill, Inc. (CMG) is a restaurant company that operates a chain of fast-casual, fresh Mexican food restaurants. Reason for outperformance: Accelerating revenue and margin growth resulted in a more than 30% increase in earnings expectations for 2010 over the course of the year. Sales growth at restaurants open at least one year likely increased in the high single digits for 2010, suggesting fundamental consumer preference for Chipotle’s

December 31, 2010	William Blair Funds 27

fresh, naturally-raised food. Action: While we continue to believe that this company has a long runway for growth, we sold the Fund’s position given what we believe are a stretched valuation and elevated growth expectations.

Concho Resources, Inc. (CXO) is an exploration and production company in the oil and natural gas industry. Reason for outperformance: The company exceeded earnings expectations in each quarter announced during 2010 and recently raised forward earnings guidance. Higher production volumes and lower costs were the primary reasons for the stock outperforming its energy peers and the market overall. Investors also cheered Concho Resources’ acquisition of oil and natural gas assets from another company during the year. Action: We trimmed the Fund’s position on the strength displayed this year.

SXC Health Solutions Corporation (SXCI) provides pharmacy benefit management (PBM) services and healthcare information technology solutions. Reason for the outperformance: Throughout 2010, the stock performed well primarily due to new contract wins and accretive acquisitions, but also due to continued growth in mail delivery and generic utilization of pharmaceuticals. SXC Health Solutions’ recent business strength is in part driven by leveraging its strong customer relationships in its legacy healthcare IT business to cross-sell the company’s PBM capabilities. During the first and fourth quarters, SXC Health Solutions announced contract wins with major health plans. In December, the company announced an acquisition of a specialty pharmacy which investors viewed favorably. Action: We continue to hold a position as we believe the company’s focused management team and differentiated customer solutions will drive further market share gains and earnings growth.

Under Armour, Inc. (UA) engages in the design, development, marketing and distribution of a range of performance apparel and accessories utilizing various synthetic microfiber fabrications. Reason for outperformance: The company exceeded earnings expectations in each of the four quarterly reports announced during 2010, and in October, it raised forward earnings guidance above then-consensus expectations. Under Armour’s fundamental momentum is coming from its Men’s, Women’s and Youth apparel businesses with particular strength in the company’s direct-to-consumer channel (especially online). Action: We trimmed the Fund’s position on strength during the second half of the year but continue to own a position in this unique and fast growing company.

Outlook

Looking ahead, almost universally, market strategists believe 2011 will produce a solid, yet more modest, equity market return in the U.S. Broadly speaking, corporate cash flow generation and profit margins generally are attractive due to effective expense management by U.S. companies. If the past is any indication, these dynamics should eventually entice capital spending and increased hiring by corporations. This would help alleviate one of the main concerns with this recovery, unemployment.

Risks to a full economic recovery loom, yet are well documented. Government budgets at every level are stretched. The extension of the Bush-era federal income tax rates and new payroll tax break, along with the extension of unemployment benefits, help consumers and businesses in the short run, but the long-run impact is yet unknown. The same can be said for the Federal Reserve’s second round of quantitative easing and its impact on longer-term inflation. Rapid growth in emerging economies poses two distinct risks as well: higher commodity price inflation and potentially negative effects from emerging governments’ efforts to combat overheating of their economies.

In the end, however, while we factor various economic scenarios into our stock picking, we focus our time on constructing the Fund from a bottom-up perspective. As mentioned above, corporate fundamentals remain attractive. In combination with valuations that are broadly in line with long-term averages, the market outlook remains balanced. While macroeconomic data largely drove correlated stock prices again in 2010, we expect individual company

28 Annual Report	December 31, 2010

fundamentals to be the leading determinant of forward stock price returns. In an environment where earnings growth will be less about cost cutting and more about organic revenue growth, investors are likely to seek companies which possess more internal growth drivers. Our philosophy of finding solid quality growth companies, which “control their own destiny” to a greater degree and are less dependent on overall economic growth, should benefit in such an environment. We continue to find good ideas across sectors, and are confident the Fund consists of great companies with solid competitive positions whose stocks are at attractive valuations compared to the growth, consistency and sustainability of their earnings.

December 31, 2010	William Blair Funds 29

Small-Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	22.76%	3.21%	6.26%	7.79%
Class I	23.05	3.50	6.53	8.06
Russell 2500™ Growth Index	28.86	2.21	5.63	7.10
(a)	For the period from December 29, 2003 (Commencement of Operations) to December 31, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

30 Annual Report	December 31, 2010

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Industrials—24.3%
Allegiant Travel Co.	54,065	$2,662
*BE Aerospace, Inc.	52,653	1,950
*Corrections Corporation of America	141,755	3,552
*CoStar Group, Inc.	43,700	2,515
Fastenal Co.	66,460	3,982
Flowserve Corporation	19,600	2,337
*GrafTech International, Ltd.	181,400	3,599
Healthcare Services Group, Inc.	127,400	2,073
*Huron Consulting Group, Inc.	99,200	2,624
*ICF International, Inc.	99,556	2,561
Kaydon Corporation	59,859	2,437
Manpower, Inc.	73,350	4,603
Roper Industries, Inc.	41,600	3,180
*Stericycle, Inc.	69,420	5,617
The Corporate Executive Board Co.	70,277	2,639
*TransDigm Group, Inc.	22,908	1,650
*Trimas Corporation	125,288	2,563

		50,544

Consumer Discretionary—20.2%
*Career Education Corporation	112,025	2,322
*CarMax, Inc.	65,200	2,079
DeVry, Inc.	42,665	2,047
*Dick’s Sporting Goods, Inc.	133,390	5,002
*Education Management Corporation	145,472	2,633
Gentex Corporation	107,800	3,187
Jarden Corporation	106,400	3,285
*K12, Inc.	96,850	2,776
*O’Reilly Automotive, Inc.	53,250	3,217
P.F. Chang’s China Bistro, Inc.	53,222	2,579
*Steiner Leisure, Ltd.†	58,700	2,741
Strayer Education, Inc.	11,000	1,674
*Tempur-Pedic International, Inc.	53,800	2,155
*Under Armour, Inc. Class “A”	32,860	1,802
*Urban Outfitters, Inc.	82,200	2,944
*Valassis Communications, Inc.	50,500	1,634

		42,077

Information Technology—18.4%
Blackbaud, Inc.	98,800	2,559
*Booz Allen Hamilton Holding Corporation	100,465	1,952
*Cavium Networks, Inc.	111,700	4,209
*Concur Technologies, Inc.	51,700	2,685
*FLIR Systems, Inc.	83,500	2,484
*Informatica Corporation	55,800	2,457
*j2 Global Communications, Inc.	124,975	3,618
*MICROS Systems, Inc.	52,100	2,285
*RightNow Technologies, Inc.	74,900	1,773
*Silicon Laboratories, Inc.	92,060	4,237
*Trimble Navigation, Ltd.	68,000	2,715
*Ultimate Software Group, Inc.	44,925	2,185
VeriSign, Inc.	76,900	2,512
*VistaPrint N.V.†	59,157	2,721

		38,392

* = Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Health Care—16.3%
*Align Technology, Inc.	92,300	$1,804
*American Medical Systems Holdings, Inc.	53,618	1,011
*athenahealth, Inc.	55,740	2,284
*Brookdale Senior Living, Inc.	134,876	2,888
*Cerner Corporation	30,900	2,927
CR Bard, Inc.	25,100	2,303
*Haemonetics Corporation	31,100	1,965
*HMS Holdings Corporation	39,300	2,545
*IDEXX Laboratories, Inc.	29,905	2,070
*Illumina, Inc.	40,000	2,534
*Kensey Nash Corporation	56,327	1,568
*MedAssets, Inc.	101,591	2,051
*NxStage Medical, Inc.	45,261	1,126
Perrigo Co.	50,900	3,223
*SXC Health Solutions Corporation†	84,200	3,609

		33,908

Financials—8.3%
*Affiliated Managers Group, Inc.	56,780	5,634
*First Horizon National Corporation	281,589	3,317
*FirstService Corporation†	71,975	2,179
Invesco, Ltd.†	178,400	4,292
Jones Lang LaSalle, Inc.	21,300	1,788

		17,210

Energy—7.0%
*Concho Resources, Inc.	30,740	2,695
*Dresser-Rand Group, Inc.	46,900	1,997
*Forest Oil Corporation	76,100	2,890
*Oceaneering International, Inc.	33,100	2,437
*Oil States International, Inc.	40,400	2,589
*Petrohawk Energy Corporation	107,100	1,955

		14,563

Consumer Staples—2.5%
*Green Mountain Coffee Roasters, Inc.	156,726	5,150

Materials—1.0%
Celanese Corporation	51,200	2,108

Telecommunication Services—0.9%
*SBA Communications Corporation Class “A”	45,200	1,850

Total Common Stocks—98.9% (cost $161,809)		205,802

Repurchase Agreement
State Street Bank and Trust Company, 0.150% dated 12/31/10, due 1/3/11, repurchase price $1,100, collateralized by U.S. Treasury Note, 2.500%, due 4/30/15	$1,100	1,100

Total Repurchase Agreement—0.5% (cost $1,100)		1,100

Total Investments—99.4% (cost $162,909)		206,902
Cash and other assets, less liabilities—0.6%		1,163

Net assets—100.0%		$208,065

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 31

GLOBAL MARKETS OVERVIEW

The year 2010 was marked by a mid-teens return in the global equity market with most markets and all global sectors in positive territory. This year seemed almost “normal,” as opposed to the wild swings of the last two years when the global equity market fell 42.34% in the midst of the 2008 financial crisis, then subsequently rebounded 36.41% during the initial stages of the recovery in 2009. The 2010 return, however, understates the market volatility that occurred during the year. Recovering corporate profits and economic activity bolstered the stock market generally as the recovery moved towards a more traditional expansion mode. These positives were somewhat offset by concerns about peripheral European debt that arose in the first quarter. In addition, rising emerging markets inflationary pressures and subsequent monetary policy tightening raised concerns about near term growth in the engine of the global recovery. The combination of these two issues and a rolling over of composite leading indicators gave rise to fears of a “double dip” in the second quarter and a resultant weak market. However, the Fed’s continued commitment to Quantitative Easing (QE) in the latter half of the year was viewed positively and was expected to support risk asset prices, while economic activity improved. These events supported the rally through year end and counteracted rising anxiety about governmental debt loads and persistently high unemployment rates in a number of developed countries.

While the broad market returned 14.35% during 2010, as reflected by the MSCI ACWI IMI, emerging markets outperformed their developed market counterparts, as these countries benefited from strong investment, industrial production and increasing domestic demand, despite concerns about monetary tightening and economic overheating. Within emerging markets, the Emerging Markets Europe, Mid-East, and Africa (EMEA) region was up approximately 25%, led by strength in South Africa and Turkey, which more than offset weaker returns in the Central and Eastern European region, affected by the debt concerns confronting its Western European neighbors. Emerging Asia returned approximately 19%, as Indonesia, Thailand and Malaysia had strong returns, but China lagged due to heightened concerns about the Chinese property market and overall economic overheating, and potential implications on overall growth rates. Latin America was the worst performing emerging markets region, rising just over 16% as strength in Chile and Mexico was more than offset by Brazil’s 9% return.

Developed market returns also varied significantly during the year as Europe lagged the rest of the world, rising just over 3%, due to double digit market declines in those countries most affected by debt concerns. Conversely, Canada and Pacific ex-Japan performed well, up 23% and 18%, respectively, while the U.K. rose just over 10%. The U.S. was up 16.52% during the 12 month period, benefiting from USD depreciation versus most currencies (with the notable exceptions of the Euro and Pound Sterling), and as economic activity improved. Developed non-U.S. small cap stocks significantly outpaced their larger cap counterparts with the MSCI World ex-U.S. Small Cap Index returning 24.51%, well ahead of the 10.66% MSCI World Ex-U.S. Index return. Small cap European markets were particularly strong during the year.

From a sector perspective Consumer Discretionary, Industrials and Materials each rose over 24%, leading global sectors as industrial production accelerated, commodity demand improved, and as consumer demand quickened in emerging markets and stabilized in most developed markets. Like 2009, Utilities and Healthcare were among the laggards, significantly trailing other global sectors and rising 1.26% and 5.04%, respectively.

Fourth quarter market performance was strong with the global equity market rising 9.35%. Emerging markets rose 7.42%, approximating developed non-U.S. returns, while the U.S. was up 11.52%. Japan and Canada led developed market performance during the period, rising 12.01% and 13.34%, respectively, while Europe and the U.K. lagged, rising 4.59% and 6.52%, respectively. Within emerging markets EMEA returned 10.42%, as South Africa and Russia performed well, far exceeding the approximately 7% Asia and Latin America returns. From a sector perspective, commodity-related stocks performed well as Energy and Materials each returned approximately 16.5%, while Consumer Discretionary, Industrials and

32 Annual Report	December 31, 2010

Information Technology (IT) were also strong, returning around 11%. Conversely, Telecom Services and Utilities trailed other global sectors, returning 3.53% and 2.18%, respectively.

Outlook

Markets are entering the new year with a favorable mix of promising growth prospects and conservative valuation metrics. Analysts are forecasting 17% earnings growth for 2011 for both developed markets and emerging markets. While over two thirds of developed market growth is expected to come from margin recovery, top line growth expectations for emerging markets are more closely aligned with GDP and inflation forecasts and expectations are less reliant on profitability improvements. While margin assumptions present a risk, the earnings outlook is stable and has moderated from a year ago. Multiples have recovered from the summer lows but ended the year below where they started and remain a source for potential returns should macro concerns subside.

Consumer Discretionary and Industrials have the strongest positive earnings trends among sectors. This has been the case throughout most of the year with very consistent increases to estimates among autos, capital goods, and transportation companies. These sectors currently demand a premium overall but with relatively attractive valuations in small and mid cap names. Materials are also seeing positive trends but prices have gotten ahead of earnings and the sector currently appears to be overvalued. The defensive sectors are seeing relatively weaker earnings trends.

Regionally there has been less of a distinction in earnings and price movement but there is some dispersion among valuations. Emerging markets continue to have superior quality and long-term growth profiles but became more expensive relative to developed markets throughout the year. India, for example, is the most expensive country while Japan is the least expensive. Emerging Markets Europe, Mid-East, and Africa (EMEA) and Asia ex-China and India are the least expensive among emerging markets and continue to offer relative value versus developed markets. Developed Europe, including the U.K., offers attractive valuations as well as stable earnings trends.

December 31, 2010	William Blair Funds 33

W. George Greig

Kenneth J. McAtamney

GLOBAL GROWTH FUND

The Global Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Global Growth Fund posted a 20.52% increase (Class N Shares) for the 12 months ended December 31, 2010. By comparison, the Fund’s benchmark, the MSCI All Country World IMI index (net) gained 14.35%.

Fund performance was led by strong performance across most sectors and regions. From a sector perspective, Staples, Financials, Healthcare and Telecom Services stock selection was the most additive to results, staples benefited from strong performance in Europe and the US. Positive Financials stock selection resulted from good performance by Partners Group Holding AG, the Swiss private equity firm and Brookfield Asset Management, the Canadian real estate and infrastructure firm, coupled with strong U.K. and Emerging Asia performance. Healthcare stock selection was bolstered by 24% outperformance by European holdings, in addition to strong performance in the U.K. and the U.S. The sole Telecom Services holding, Softbank Corporation, benefited from a move towards smartphones along with its tie up with Apple, Inc. Regionally, Europe Ex-U.K. stocks outpaced the Index by 24.58%, led by strength in Consumer Discretionary, Financials and Industrials, while U.S. stock selection was augmented by strength across most sectors. Somewhat detracting from results was lagging non-U.S. Information Technology (IT) stock selection, due largely to underperformance in Japan and in Taiwan.

Fourth quarter absolute and relative performance was also strong, led by Europe Ex-U.K. and U.S. stock selection, coupled with strong Japanese Industrials and Telecom Services and Latin American Materials performance. Bolstering performance in Continental Europe was the underweighting and stock selection in European Financials, coupled with strong Healthcare, Energy and Consumer Discretionary results, along with chemicals exposure. U.S. value add was spread across most sectors, with the exception of Industrials, which slightly lagged the Index return. Somewhat offsetting these positive results were Japanese IT and U.K. Materials performance.

As of year-end 2010, the portfolio maintained its focus on Consumer Discretionary stocks across regions, with 22% of the portfolio invested in these holdings, well above the 11% Index weighting, but below the 26% weighting as of September 30. Approximately 17% each was invested in Financials and Industrials, weightings that remained relatively stable during the year. Approximately 35% of Financials exposure was in emerging markets, in addition to asset management. Industrials exposure was largely developed-markets based, and was focused in machinery, aerospace and electrical equipment. Regionally, the Fund remained overweighted in the U.K. and Europe, similar to September 30, but increased from year-end 2009. Conversely, U.S. exposure decreased from approximately 38% as of year-end 2009 to 30% as of year-end 2010, due to reductions across most sectors, with the exception of Staples and Industrials. Emerging markets represented approximately 18% of the Fund as of year-end 2010, decreasing during the year, but remaining well ahead of the 13% Index weighting, due largely to Latin America and, to some extent, Emerging Asia exposure.

34 Annual Report	December 31, 2010

Global Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

	1 Year	3 Year	Since Inception(a)
Class N	20.52%	(5.09)%	(5.09)%
Class I	20.73	(4.88)	(4.82)
MSCI All Country World IMI (net)	14.35	(3.48)	(4.59)
(a)	For the period from October 15, 2007 (Commencement of Operations) to December 31, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2010	William Blair Funds 35

Global Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Western Hemisphere—33.4%
Canada—3.1%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	17,508	$583
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	10,800	308
Saputo, Inc. (Food products)	12,908	514

		1,405

United States—30.3%
*Affiliated Managers Group, Inc. (Capital markets)	4,882	484
American Express Co. (Consumer finance)	15,828	679
*Apple, Inc. (Computers & peripherals)	3,584	1,156
*Atheros Communications, Inc. (Semiconductors & semiconductor equipment)	8,803	316
*AutoZone, Inc. (Specialty retail)	2,056	560
*Bed Bath & Beyond, Inc. (Specialty retail)	9,264	455
* Cerner Corporation (Health care technology)	4,462	423
CH Robinson Worldwide, Inc. (Air freight & logistics)	7,229	580
*Chipotle Mexican Grill, Inc. (Hotels, restaurants & leisure)	1,734	369
*Citrix Systems, Inc. (Software)	8,575	587
Emerson Electric Co. (Electrical equipment)	15,761	901
*Google, Inc. Class “A” (Internet software & services)	1,313	780
*Hansen Natural Corporation (Beverages)	8,041	420
*IDEXX Laboratories, Inc. (Health care equipment & supplies)	6,890	477
*j2 Global Communications, Inc. (Internet software & services)	7,957	230
JPMorgan Chase & Co. (Diversified financial services)	18,949	804
*Kohl’s Corporation (Multiline retail)	6,938	377
McCormick & Co., Inc. (Food products)	9,466	440
*Medco Health Solutions, Inc. (Health care providers & services)	9,655	592
MSC Industrial Direct Co. Class “A” (Trading companies & distributors)	6,100	395
*Newfield Exploration Co. (Oil, gas & consumable fuels)	7,029	507
Starbucks Corporation (Hotels, restaurants & leisure)	20,376	655
*Tempur-Pedic International, Inc. (Household durables)	7,942	318
*Urban Outfitters, Inc. (Specialty retail)	12,022	431
Yum! Brands, Inc. (Hotels, restaurants & leisure)	13,420	658

		13,594

Europe—20.4%
Denmark—3.3%
Coloplast A/S (Health care equipment & supplies)	2,002	272
Novo Nordisk A/S (Pharmaceuticals)	7,050	795
Novozymes A/S (Chemicals)	2,999	418

		1,485

Finland—1.0%
Kone Oyj (Machinery)	7,810	434

Issuer	Shares	Value

Common Stocks—(continued)

Europe—20.4%—(continued)
Germany—5.9%
Aixtron AG (Semiconductors & semiconductor equipment)	6,073	$224
BASF SE (Chemicals)	9,579	764
*Daimler AG (Automobiles)	10,699	725
SAP AG (Software)	14,001	713
Wincor Nixdorf AG (Computers & peripherals)	2,981	243

		2,669

Italy—2.5%
DiaSorin SpA (Health care equipment & supplies)	6,623	285
Saipem SpA (Energy equipment & services)	17,283	851

		1,136

Spain—0.5%
Tecnicas Reunidas S.A. (Energy equipment & services)	3,321	211

Sweden—2.5%
Atlas Copco AB (Machinery)	28,912	730
Elekta AB (Health care equipment & supplies)	10,136	390

		1,120

Switzerland—4.7%
Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	9,516	560
Kuehne + Nagel International AG (Marine)	4,244	590
*Mettler-Toledo International, Inc. (Life sciences tools & services)	2,358	357
Partners Group Holding AG (Capital markets)	3,080	584

		2,091

United Kingdom—13.7%
Abcam plc (Biotechnology)	44,755	223
Amlin plc (Insurance)	51,366	328
Ashmore Group plc (Capital markets)	65,496	342
Babcock International Group plc (Commercial services & supplies)	26,966	240
BG Group plc (Oil, gas & consumable fuels)	31,917	645
Compass Group plc (Hotels, restaurants & leisure)	56,371	511
Hargreaves Lansdown plc (Capital markets)	28,245	258
Intertek Group plc (Professional services)	8,459	234
Michael Page International plc (Professional services)	29,630	256
Petrofac, Ltd. (Energy equipment & services)	23,129	572
Reckitt Benckiser Group plc (Household products)	12,085	664
*Rolls-Royce Group plc (Aerospace & defense)	75,638	735
Standard Chartered plc (Commercial banks)	25,263	680
The Weir Group plc (Machinery)	15,962	443

		6,131

Emerging Asia—9.7%
China—4.6%
CNOOC, Ltd. (Oil, gas & consumable fuels)	250,000	593
Dongfeng Motor Group Co., Ltd. (Automobiles)	168,000	290

See accompanying Notes to Financial Statements.

36 Annual Report	December 31, 2010

Global Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—9.7%—(continued)
China—4.6%—(continued)
Haitian International Holdings, Ltd. (Machinery)	244,000	$255
Industrial and Commercial Bank of China, Ltd. Class “H” (Commercial banks)	724,185	539
Shanghai Electric Group Co., Ltd. (Electrical equipment)	566,585	374

		2,051

India—0.8%
Shriram Transport Finance Co., Ltd. (Consumer finance)	21,501	375

Indonesia—1.7%
PT Astra International Tbk (Automobiles)	124,000	751

South Korea—2.1%
*Hyundai Motor Co. (Automobiles)	6,313	965

Taiwan—0.5%
Tripod Technology Corporation (Electronic equipment, instruments & components)	53,000	216

Japan—6.9%
Canon, Inc. (Office electronics)	14,400	747
Dena Co., Ltd. (Internet & catalog retail)	12,300	441
Exedy Corporation (Auto components)	5,900	192
Fanuc, Ltd. (Machinery)	5,000	768
Gree, Inc. (Internet software & services)	12,000	153
Miraca Holdings, Inc. (Health care providers & services)	5,500	221
Softbank Corporation (Wireless telecommunication services)	16,500	571

		3,093

Emerging Latin America—5.3%
Brazil—2.7%
Natura Cosmeticos S.A. (Personal products)	21,600	621
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	57,600	352
Tegma Gestao Logistica S.A. (Road & rail)	16,826	258

		1,231

Chile—0.7%
Banco Santander Chile—ADR (Commercial banks)	3,360	314

Mexico—1.9%
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	206,900	852

Emerging Europe, Mid-East, Africa—2.7%
South Africa—1.5%
Adcock Ingram Holdings, Ltd. (Pharmaceuticals)	22,333	203
Clicks Group, Ltd. (Multiline retail)	23,528	155
Mr Price Group, Ltd. (Specialty retail)	33,942	343

		701

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Emerging Europe, Mid-East, Africa—2.7%—(continued)
Turkey—1.2%
Turkiye Garanti Bankasi A.S. (Commercial banks)	103,499	$524

Asia—2.1%
Australia—2.1%
BHP Billiton, Ltd. (Metals & mining)	20,171	933

Total Common Stocks—94.2% (cost $31,770)		42,282

Preferred Stocks

Emerging Latin America
Itau Unibanco Holding S.A. (Commercial banks)	32,200	772
Randon Participacoes S.A. (Machinery)	34,500	255

Total Preferred Stocks—2.3% (cost $803)		1,027

Repurchase Agreement
State Street Bank and Trust Company, 0.150% dated 12/31/10, due 1/3/11, repurchase price $1,536, collateralized by U.S. Treasury Note, 2.500%, due 4/30/15	$1,536	1,536

Total Repurchase Agreement—3.4% (cost $1,536)		1,536

Total Investments—99.9% (cost $34,109)		44,845
Cash and other assets, less liabilities—0.1%		32

Net assets—100.0%		$44,877

ADR = American Depository Receipt

† = U.S. listed foreign security

* = Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2010, the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	21.7%
Industrials	17.2%
Financials	16.8%
Information Technology	12.4%
Health Care	9.8%
Energy	7.8%
Materials	6.9%
Consumer Staples	6.1%
Telecommunication Services	1.3%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 37

Global Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

At December 31, 2010, the Fund’s Portfolio of Investments includes the following currency categories:
U.S. Dollar	34.3%
British Pound Sterling	14.2%
Euro	10.3%
Japanese Yen	7.1%
Brazilian Real	5.2%
Hong Kong Dollar	4.7%
Swiss Franc	4.0%
Danish Krone	3.4%
Swedish Krona	2.6%
South Korean Won	2.2%
Australian Dollar	2.2%
Mexican Peso	2.0%
Canadian Dollar	1.9%
Indonesian Rupiah	1.7%
South African Rand	1.6%
Turkish Lira	1.2%
All Other Currencies	1.4%

Total	100.0%

See accompanying Notes to Financial Statements.

38 Annual Report	December 31, 2010

W. George Greig

INTERNATIONAL GROWTH FUND

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The International Growth Fund posted a 20.09% increase (Class N Shares) for the 12 months ended December 31, 2010. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. (ACWI) IMI Index (net), gained 12.73%.

The Fund significantly outpaced the MSCI ACWI Ex-US IMI during 2010. Strong year to date performance was bolstered by stock selection across most sectors, coupled with overall sector positioning and tactical currency hedging during the year. Consumer stock selection added significant value during the year, with auto-related and luxury holdings performing well, in addition to emerging markets Staples holdings. The Fund’s Energy holdings outperformed the Index by 11%, augmented by strength within European energy services and Exploration and Production (E&P) companies, coupled with good performance by Latin American producers. Financials stock selection was also a significant contributor to return, due to the Fund’s underweighting in European Financials, coupled with strong stock selection in the U.K., Canada and emerging markets. The Fund’s Healthcare and Industrials stocks each outpaced the Index sector returns by 13%, as the Fund’s European Healthcare holdings performed well, driving the outperformance, while emerging markets stock selection was also additive. Industrials stock selection benefited from good performance within the Fund’s defense, engineering and transportation holdings, coupled with an overweighting and positive stock selection in machinery stocks. Regionally, the Fund added significant value in Japan, Europe and emerging markets. Somewhat detracting from relative results were Developed Asia ex-Japan Financials, Industrials and Materials stock selection, coupled with Canadian Energy stock selection and overall Utilities stock selection.

Fourth quarter performance slightly trailed the Index. Positive stock selection in Healthcare, Materials, Telecom Services and Utilities was offset by underperformance in Consumer Discretionary, Energy and Financials, areas which performed well for the full 12 month period. In particular, Consumer Discretionary performance was hampered by the Fund’s Asian auto and Brazilian real estate holdings, while Energy stock selection lagged due to underperformance in the Fund’s U.K. E&P companies. Financials stock selection was largely hurt by Developed Asian Real Estate and Indian Financials holdings. Conversely, Healthcare stock selection was additive in Europe and emerging markets, while Materials performance benefited from strength in European chemicals and general mining names.

Year end Fund sector positioning generally paralleled positioning at the end of 2009 with Consumer Discretionary and Industrials remaining two areas of focus, and the most significant underweighting in Materials; however, this understates the changes that occurred within Fund sector structure during the year. Consumer Discretionary totaled approximately 14% at year end, a reduction from our high teens weighting most of the year, as we reduced exposure in companies that had performed well with higher valuations. During the year we also tilted more of our Consumer Discretionary exposure towards luxury-related holdings, an area which had underperformed in the initial stages of the recovery, and maintained significant exposure in auto-related holdings. Financials was another area in which the Fund was significantly underweighted most of the year, with a tilt towards emerging markets Financials. However, during the third quarter, we increased exposure in European and Japanese Financials on improved transparency, abatement of capital concerns, and differentiated growth outlook following the initial European debt crisis. At year end, Financials represented approximately 20%, an increase of nearly 4% since year end 2009, but a decrease since September 30. Materials exposure remained relatively stable during the year,

December 31, 2010	William Blair Funds 39

with approximately 60% of the exposure in chemical-related holdings, and the remainder in mining companies. Regionally, we reduced exposure in emerging markets from over 29% as of year-end 2009 to just over 25% as of year-end 2010, although Fund exposure remained higher than the 24% Index weighting. This reduction was precipitated by concerns about higher valuations amidst monetary policy tightening, and better opportunities in the developed markets at the margin, which had underperformed. As a result, Europe increased from approximately 23% to 31%, while Japan increased from approximately 11% to 15% during the 12 month period.

40 Annual Report	December 31, 2010

International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

	1 Year	3 Year	5 Year	10 Year
Class N	20.09%	(6.61)%	3.44%	5.92%
Class I	20.47	(6.33)	3.74	6.21
MSCI All Country World Ex-U.S. IMI (net)	12.73	(4.38)	5.14	6.24

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2010	William Blair Funds 41

International Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Europe—31.2%
Belgium—0.5%
Colruyt S.A. (Food & staples retailing)	510,755	$25,970

Denmark—1.7%
Coloplast A/S (Health care equipment & supplies)	171,991	23,372
FLSmidth & Co. A/S (Construction & engineering)	108,851	10,381
Novo Nordisk A/S (Pharmaceuticals)	292,150	32,944
Novozymes A/S (Chemicals)	100,591	14,012
SimCorp A/S (Software)	41,400	6,643

		87,352

Finland—1.2%
Kone Oyj (Machinery)	726,580	40,390
Nokian Renkaat Oyj (Auto components)	618,424	22,685

		63,075

France—7.8%
Air Liquide S.A. (Chemicals)	405,513	51,284
AXA S.A. (Insurance)	1,715,682	28,544
BNP Paribas (Commercial banks)	1,020,049	64,897
Cie Generale des Etablissements Michelin (Auto components)	451,035	32,366
EDF Energies Nouvelles S.A. (Independent power producers & energy traders)	411,455	17,407
Essilor International S.A. (Health care equipment & supplies)	414,723	26,698
L’Oreal S.A. (Personal products)	550,864	61,157
Schneider Electric S.A. (Electrical equipment)	329,967	49,385
Vinci S.A. (Construction & engineering)	1,181,724	64,239

		395,977

Germany—3.9%
Aixtron AG (Semiconductors & semiconductor equipment)	356,822	13,163
BASF SE (Chemicals)	785,175	62,639
*Daimler AG (Automobiles)	391,134	26,515
Fielmann AG (Specialty retail)	127,141	12,086
Lanxess AG (Chemicals)	274,826	21,704
MTU Aero Engines Holding AG (Aerospace & defense)	26,847	1,816
SAP AG (Software)	912,573	46,462
Wincor Nixdorf AG (Computers & peripherals)	194,616	15,867

		200,252

Greece—0.3%
*National Bank of Greece S.A. (Commercial banks)	1,748,872	14,139

Ireland—0.2%
Paddy Power plc (Hotels, restaurants & leisure)	255,196	10,469

Israel—1.4%
Israel Chemicals, Ltd. (Chemicals)	1,932,028	33,120
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	717,227	37,389

		70,509

Issuer	Shares	Value

Common Stocks—(continued)

Europe—31.2%—(continued)
Italy—1.2%
Ansaldo STS SpA (Transportation infrastructure)	781,596	$11,196
DiaSorin SpA (Health care equipment & supplies)	261,572	11,259
Saipem SpA (Energy equipment & services)	766,956	37,757

		60,212

Norway—0.2%
*Norwegian Air Shuttle ASA (Airlines)	423,000	8,518

Spain—2.5%
Banco Santander S.A. (Commercial banks)	6,847,921	72,548
Inditex S.A. (Specialty retail)	243,418	18,225
Prosegur Cia de Seguridad S.A. (Commercial services & supplies)	318,338	17,922
Tecnicas Reunidas S.A. (Energy equipment & services)	296,912	18,892

		127,587

Sweden—2.0%
Atlas Copco AB (Machinery)	1,594,007	40,220
Elekta AB (Health care equipment & supplies)	387,491	14,910
Hexagon AB (Machinery)	623,165	13,361
*Hexagon AB Unregistered Shares (Machinery)	207,721	4,453
SKF AB (Machinery)	936,355	26,675

		99,619

Switzerland—8.3%
Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	536,086	31,534
Credit Suisse Group AG (Capital markets)	968,287	39,011
*Dufry Group (Specialty retail)	128,491	17,288
Geberit AG (Building products)	80,966	18,722
Julius Baer Group, Ltd. (Capital markets)	340,722	15,961
Kuehne + Nagel International AG (Marine)	132,676	18,447
Nestle S.A. (Food products)	855,456	50,092
Novartis AG (Pharmaceuticals)	917,632	53,929
*Orascom Development Holding AG (Hotels, restaurants & leisure)	212,871	12,738
Partners Group Holding AG (Capital markets)	138,781	26,331
SGS S.A. (Professional services)	20,804	34,911
Sika AG (Chemicals)	7,385	16,200
Xstrata plc (Metals & mining)	1,083,138	25,424
Zurich Financial Services AG (Insurance)	235,802	61,082

		421,670

United Kingdom—19.4%
Abcam plc (Biotechnology)	1,854,615	9,253
Admiral Group plc (Insurance)	795,949	18,800
Aggreko plc (Commercial services & supplies)	632,195	14,607
AMEC plc (Energy equipment & services)	1,396,300	25,035
Amlin plc (Insurance)	2,793,860	17,811
Antofagasta plc (Metals & mining)	630,558	15,848
Aveva Group plc (Software)	598,624	15,064

See accompanying Notes to Financial Statements.

42 Annual Report	December 31, 2010

International Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—19.4%—(continued)
Babcock International Group plc (Commercial services & supplies)	3,523,075	$31,364
BG Group plc (Oil, gas & consumable fuels)	1,221,869	24,689
BHP Billiton plc (Metals & mining)	2,250,423	89,505
Britvic plc (Beverages)	1,651,962	12,190
Burberry Group plc (Textiles, apparel & luxury goods)	837,334	14,674
*Carphone Warehouse Group plc (Specialty retail)	1,449,017	8,929
Centrica plc (Multi-utilities)	11,556,959	59,749
Chemring Group plc (Aerospace & defense)	349,383	15,819
Compass Group plc (Hotels, restaurants & leisure)	3,130,583	28,358
Dunelm Group plc (Specialty retail)	1,270,519	10,112
*EnQuest plc (Oil, gas & consumable fuels)	3,439,475	7,481
GlaxoSmithKline plc (Pharmaceuticals)	3,182,720	61,531
IG Group Holdings plc (Diversified financial services)	1,889,052	15,021
Intertek Group plc (Professional services)	545,470	15,095
Johnson Matthey plc (Chemicals)	880,686	27,983
Lancashire Holdings, Ltd. (Insurance)	1,385,320	11,944
Meggitt plc (Aerospace & defense)	1,767,111	10,194
Michael Page International plc (Professional services)	2,538,843	21,969
Next plc (Multiline retail)	817,989	25,188
*Ocado Group plc (Internet & catalog retail)	3,728,333	10,364
Petrofac, Ltd. (Energy equipment & services)	1,374,970	34,021
*Rolls-Royce Group plc (Aerospace & defense)	3,707,101	36,008
Rotork plc (Machinery)	599,584	17,088
RPS Group plc (Commercial services & supplies)	2,714,450	9,751
Serco Group plc (Commercial services & supplies)	2,102,925	18,213
Spirax-Sarco Engineering plc (Machinery)	505,624	15,246
Standard Chartered plc (Commercial banks)	2,255,604	60,681
*Telecity Group plc (Internet software & services)	1,181,288	8,663
*The Berkeley Group Holdings plc (Household durables)	1,096,418	15,214
The Weir Group plc (Machinery)	903,524	25,074
Tullow Oil plc (Oil, gas & consumable fuels)	553,384	10,880
Ultra Electronics Holdings plc (Aerospace & defense)	589,657	15,592
Victrex plc (Chemicals)	554,848	12,829
Vodafone Group plc (Wireless telecommunication services)	33,980,362	87,839

		985,676

Japan—14.6%
Canon, Inc. (Office electronics)	1,075,100	55,748
CyberAgent, Inc. (Media)	3,018	6,580
Dena Co., Ltd. (Internet & catalog retail)	737,500	26,452
Exedy Corporation (Auto components)	315,000	10,227

Issuer	Shares	Value

Common Stocks—(continued)
Japan—14.6%—(continued)
F.C.C. Co., Ltd. (Auto components)	344,903	$8,037
Fanuc, Ltd. (Machinery)	452,500	69,500
Gree, Inc. (Internet software & services)	900,600	11,459
K’s Holdings Corporation (Specialty retail)	435,000	11,835
Kakaku.com, Inc. (Internet software & services)	1,950	11,601
Keyence Corporation (Electronic equipment, instruments & components)	132,000	38,239
Miraca Holdings, Inc. (Health care providers & services)	282,000	11,358
MISUMI Group, Inc. (Trading companies & distributors)	534,000	13,306
Murata Manufacturing Co., Ltd. (Electronic equipment, instruments & components)	456,000	31,958
Nabtesco Corporation (Machinery)	570,000	12,160
Nitori Co., Ltd. (Specialty retail)	261,320	22,852
Nitto Denko Corporation (Chemicals)	673,500	31,730
Osaka Securities Exchange Co., Ltd. (Diversified financial services)	1,770	8,927
Point, Inc. (Specialty retail)	219,050	9,618
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	103,800	8,489
Softbank Corporation (Wireless telecommunication services)	2,270,500	78,610
Sony Financial Holdings, Inc. (Insurance)	9,450	38,235
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	3,112,300	110,861
Terumo Corporation (Health care equipment & supplies)	181,200	10,199
USS Co., Ltd. (Specialty retail)	153,000	12,513
Yahoo! Japan Corporation (Internet software & services)	169,969	65,944
Yamada Denki Co., Ltd. (Specialty retail)	371,340	25,338

		741,776

Emerging Asia—13.2%
China—3.5%
AAC Acoustic Technologies Holdings, Inc. (Communications equipment)	1,920,000	5,126
China Shenhua Energy Co., Ltd. (Oil, gas & consumable fuels)	8,655,000	36,300
China Yurun Food Group, Ltd. (Food products)	2,710,000	8,908
CNOOC, Ltd. (Oil, gas & consumable fuels)	21,311,000	50,558
Dongfang Electric Corporation, Ltd. (Electrical equipment)	3,257,200	16,133
Dongfeng Motor Group Co., Ltd. (Automobiles)	8,002,000	13,795
Great Wall Motor Co., Ltd. (Automobiles)	3,059,000	9,445
Haitian International Holdings, Ltd. (Machinery)	2,254,000	2,352
*Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	117,167	1,776
Lonking Holdings, Ltd. (Machinery)	17,220,000	9,416
Minth Group, Ltd. (Auto components)	2,820,000	4,629
Shanghai Electric Group Co., Ltd. (Electrical equipment)	23,760,171	15,682

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 43

International Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—13.2%—(continued)
China—3.5%—(continued)
Zhuzhou CSR Times Electric Co., Ltd. (Electrical equipment)	1,166,000	$4,583

		178,703

India—2.4%
Asian Paints, Ltd. (Chemicals)	247,322	15,922
Axis Bank, Ltd. (Commercial banks)	709,692	21,428
Infosys Technologies, Ltd. (IT services)	429,695	33,084
Lupin, Ltd. (Pharmaceuticals)	1,318,509	14,226
Shriram Transport Finance Co., Ltd. (Consumer finance)	279,002	4,873
Tata Motors, Ltd. (Machinery)	881,490	25,792
Yes Bank, Ltd. (Commercial banks)	942,591	6,594

		121,919

Indonesia—3.1%
PT Astra International Tbk (Automobiles)	8,310,000	50,312
PT Bank Rakyat Indonesia (Commercial banks)	24,900,000	29,018
PT Indo Tambangraya Megah (Oil, gas & consumable fuels)	681,500	3,838
PT Indofood Sukses Makmur Tbk (Food products)	34,784,500	18,821
PT Kalbe Farma Tbk (Pharmaceuticals)	30,597,000	11,037
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food products)	10,515,000	14,996
PT United Tractors Tbk (Machinery)	11,340,000	29,955

		157,977

Malaysia—0.5%
Genting Bhd (Hotels, restaurants & leisure)	804,600	2,918
Kuala Lumpur Kepong Bhd (Food products)	2,582,500	18,509
Top Glove Corporation Bhd (Health care equipment & supplies)	3,114,000	5,029

		26,456

South Korea—3.0%
*Halla Climate Control Corporation (Auto components)	289,382	5,100
*Hankook Tire Co., Ltd. (Auto components)	431,370	12,068
*Hyundai Mobis (Auto components)	73,088	18,322
*Hyundai Motor Co. (Automobiles)	248,809	38,037
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	93,505	78,188

		151,715

Thailand—0.7%
CP ALL PCL (Food & staples retailing)	11,439,100	14,894
Kasikornbank PCL (Commercial banks)	4,692,300	19,535

		34,429

Brazil—5.6%
Amil Participacoes S.A. (Health care providers & services)	23,804	255

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Latin America—9.5%
Brazil—5.6%—(continued)
BM&F BOVESPA S.A. (Diversified financial services)	1,687,200	$13,345
BR Malls Participacoes S.A. (Real estate management & development)	1,212,000	12,485
BR Properties S.A. (Real estate management & development)	1,242,159	13,589
Cia de Concessoes Rodoviarias (Transportation infrastructure)	526,000	14,861
Cia Hering (Textiles, apparel & luxury goods)	593,100	9,647
Diagnosticos da America S.A. (Health care providers & services)	888,000	12,036
Drogasil S.A. (Food & staples retailing)	584,100	4,750
Iochpe-Maxion S.A. (Machinery)	550,200	7,988
Localiza Rent a Car S.A. (Road & rail)	1,290,000	20,904
Lojas Renner S.A. (Multiline retail)	558,000	18,959
Mills Estruturas e Servicos de Engenharia S.A. (Trading companies & distributors)	938,827	11,650
Natura Cosmeticos S.A. (Personal products)	1,419,000	40,766
OdontoPrev S.A. (Health care providers & services)	981,000	14,827
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	3,205,200	38,617
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	3,360,000	20,565
SLC Agricola S.A. (Food products)	502,800	6,664
Vale S.A.—ADR (Metals & mining)	718,991	24,856

		286,764

Chile—0.9%
Banco Santander Chile—ADR (Commercial banks)	282,452	26,401
Lan Airlines S.A. (Airlines)	630,155	19,658

		46,059

Colombia—0.6%
Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	881,856	29,933

Mexico—1.9%
America Movil S.A.B. de C.V.—ADR (Wireless telecommunication services)	814,536	46,706
*Compartamos S.A.B. de C.V. (Consumer finance)	6,840,000	14,876
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	3,657,656	8,879
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	6,443,600	26,526

		96,987

Peru—0.5%
Credicorp, Ltd. (Commercial banks)†	203,697	24,222

Canada—3.9%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	2,142,795	71,334
Canadian National Railway Co. (Road & rail)	376,100	25,097

See accompanying Notes to Financial Statements.

44 Annual Report	December 31, 2010

International Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)
Canada—3.9%—(continued)
Canadian Western Bank (Commercial banks)	437,232	$12,471
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	531,000	15,140
Home Capital Group, Inc. (Thrifts & mortgage finance)	101,101	5,266
PetroBakken Energy, Ltd. Class “A” (Oil, gas & consumable fuels)	949,237	20,726
Petrominerales, Ltd. (Oil, gas & consumable fuels)	258,242	8,613
Saputo, Inc. (Food products)	477,612	19,012
Tim Hortons, Inc. (Hotels, restaurants & leisure)	425,416	17,585

		195,244

Asia—2.9%
Hong Kong—1.0%
Li & Fung, Ltd. (Distributors)	4,236,000	24,578
Noble Group, Ltd. (Trading companies & distributors)	15,284,000	25,844

		50,422

Singapore—1.9%
CapitaLand, Ltd. (Real estate management & development)	9,799,000	28,328
CapitaMalls Asia, Ltd. (Real estate management & development)	18,687,000	28,248
*Global Logistic Properties, Ltd. (Real estate management & development)	7,794,000	13,118
Midas Holdings, Ltd. (Metals & mining)	6,510,000	4,648
Olam International, Ltd. (Food & staples retailing)	8,244,000	20,171

		94,513

Emerging Europe, Mid-East, Africa—2.6%
Egypt—0.4%
Commercial International Bank Egypt S.A.E. (Commercial banks)	1,663,888	13,586
Egyptian Financial Group-Hermes Holding (Capital markets)	1,321,510	7,722

		21,308

South Africa—1.2%
Adcock Ingram Holdings, Ltd. (Pharmaceuticals)	789,848	7,182
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	1,215,909	16,983
Clicks Group, Ltd. (Multiline retail)	1,987,096	13,074
Shoprite Holdings, Ltd. (Food & staples retailing)	858,252	12,983
Wilson Bayly Holmes-Ovcon, Ltd. (Construction & engineering)	536,674	11,324

		61,546

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Emerging Europe, Mid-East, Africa—2.6%—(continued)
Turkey—1.0%
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	1,938,600	$9,994
Turkiye Garanti Bankasi A.S. (Commercial banks)	4,868,825	24,660
Turkiye Halk Bankasi A.S. (Commercial banks)	1,945,319	16,505

		51,159

Total Common Stocks—97.3% (cost $3,916,831)		4,942,157

Convertible Bond
Brazil—0.0%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$2,875	1,876

Total Convertible Bond—0.0% (cost $1,491)		1,876

Repurchase Agreement
Fixed Income Clearing Corporation, 0.150% dated 12/31/10, due 1/3/11, repurchase price $153,881 collateralized by FHLB, 4.625%, due 8/15/12, FHLMC, 1.250%, due 9/30/13, FNMA, 1.050%—5.250%, due 8/12/12—10/22/13, and U.S. Treasury Notes, 0.625%—1.375%, due 5/12/12—6/30/12	153,879	153,879

Total Repurchase Agreement—3.0% (cost $153,879)		153,879

Total Investments—100.3% (cost $4,072,201)		5,097,912
Liabilities, plus cash and other assets—(0.3)%		(15,733)

Net assets—100.0%		$5,082,179

ADR = American Depository Receipt

* = Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.04% of the Fund’s net assets at December 31, 2010.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.04% of the net assets at December 31, 2010.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 45

International Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

At December 31, 2010, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	20.5%
Industrials	19.1%
Consumer Discretionary	14.4%
Materials	9.6%
Information Technology	8.9%
Health Care	7.9%
Energy	7.0%
Consumer Staples	6.7%
Telecommunication Services	4.3%
Utilities	1.6%

Total	100.0%

At December 31, 2010, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	20.5%
Euro	18.2%
Japanese Yen	15.0%
Swiss Franc	8.0%
Brazilian Real	5.3%
U.S. Dollar	4.7%
Hong Kong Dollar	4.2%
Indonesian Rupiah	3.2%
Canadian Dollar	3.1%
South Korean Won	3.1%
Indian Rupee	2.5%
Singapore Dollar	2.3%
Swedish Krona	2.0%
Danish Krone	1.8%
South African Rand	1.2%
Turkish Lira	1.0%
Mexican Peso	1.0%
All Other Currencies	2.9%

Total	100.0%

See accompanying Notes to Financial Statements.

46 Annual Report	December 31, 2010

David Merjan

INTERNATIONAL EQUITY FUND

The International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The International Equity Fund posted a 10.92% increase (Class N Shares) for the 12 months ended December 31, 2010. By comparison, the Fund’s benchmark, the MSCI All Country World ex-U.S. IMI Index (net), gained 12.73%.

Calendar year performance for the Fund outpaced the Europe, Australia and Far East (EAFE) Index but trailed the MSCI ACWI Ex-US Index. Energy stock selection added significant value versus the ACWI Ex-US Index, with stock performance more than doubling the Index sector return. Service companies were the primary drivers of strong returns, coupled with good performance by CNOOC, Ltd. on the back of strong production growth during the year. Industrials, Healthcare and Telecom Services stock selection was also strong, as Healthcare stock selection was led by Europe, while Industrials stock selection benefited from demand for Komatsu, Ltd.’s heavy construction equipment in emerging markets, coupled with stabilizing developed market demand. In addition, the Fund’s airline, machinery and electrical equipment names also performed well. Telecom Services stock selection was bolstered by Softbank, which benefited from increased use of smartphones and its tie up with Apple, Inc. The key detractors from performance during the year included Materials holdings CRH plc and Vedanta Resources plc, along with E.on in Utilities. We sold CRH earlier in the year on concerns about worse than expected trading conditions in building materials and Vedanta during the fourth quarter, due to deteriorating government relations and concerns about the associated impact on the timing and composition of the project pipeline. We sold E.on as a result of expected continued weakness in power prices.

The Fund’s fourth quarter performance approximated the EAFE Index, but trailed the MSCI ACWI Ex-US Index. While the Fund was up 6.77%, for the quarter, and Developed Asian and Europe Ex-U.K. stock selection was strong, the Fund’s U.K., Canadian and EMEA stock selection more than offset these positive relative results. U.K. stock selection lagged across most sectors, with the exception of Financials, although the overweighting in U.K. Financials was negative. Canadian stock selection was hampered by the lack of Energy exposure, coupled with underperformance by Goldcorp. The Fund’s focus on EMEA Financials also detracted from performance, as these names underperformed the region as a whole. Developed Asian stock selection was bolstered by good performance by BHP Billiton on a stock buyback program and accelerating commodity prices. Japanese stock selection added value through Financials performance coupled with strong results from Komatsu, Ltd. and Fanuc, Ltd., along with good performance by Japanese IT companies. Within Europe Ex-U.K., Saipem SpA, the energy services company, performed well, while the underweighting and stock selection in Financials was also a key contributor. European Healthcare stocks were also additive to results.

As of year-end 2010 the Fund maintained its focus in Industrials with just under 22% invested in the sector. While decreasing since September 30 due to a reduction in European holdings, it remained significantly overweighted versus the 12% Index weighting, due largely to significant developed market exposure, particularly in Japanese machinery and European electrical equipment and outsourcing companies, along with trading companies. Financials, while underweighted at 20% versus the 24% Index weighting, was the second largest sector, with significant exposure in emerging markets-related holdings, as well as European insurance companies, and remained relatively stable during the year. Materials remained the most underweighted sector at approximately 8% of the Fund versus the 13% Index weighting, as we were underweighted in chemicals and mining, the two significant industries within the Index. Regionally, the Fund remained focused in Europe, with approximately 26% invested in Europe Ex-U.K. and 23% in the U.K. Europe Ex-U.K. exposure moderated during the twelve

December 31, 2010	William Blair Funds 47

month period from 32% as of year-end 2009 as an increase in European Staples was more than offset by a decrease in Financials and Healthcare. Conversely, U.K. exposure increased during the period from approximately 18% to nearly 23%, ahead of the Index weighting, as exposure broadened across a number of sectors. Japan represented approximately 14% of the Fund as of year end, below the Index weighting, but increased during the year, particularly in Financials and Industrials. Emerging markets were underweighted during the entire twelve month period and ended the year at 18% versus the 24% Index weighting, due to lower exposure in Emerging Asia and EMEA.

48 Annual Report	December 31, 2010

International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	10.92%	(8.97)%	1.26%	4.87%
Class I	11.19	(8.76)	1.50	5.15
MSCI All Country World Ex-U.S. IMI (net)	12.73	(4.38)	5.14	9.72
(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2010	William Blair Funds 49

International Equity Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Europe—26.2%
Belgium—0.8%
Anheuser-Busch InBev N.V. (Beverages)	24,127	$1,380

Denmark—1.6%
Novo Nordisk A/S (Pharmaceuticals)	25,689	2,897

Finland—1.4%
Kone Oyj (Machinery)	43,364	2,410

France—3.8%
AXA S.A. (Insurance)	68,096	1,133
Cie Generale des Etablissements Michelin (Auto components)	24,887	1,786
L’Oreal S.A. (Personal products)	19,500	2,165
Schneider Electric S.A. (Electrical equipment)	10,604	1,587

		6,671

Germany—2.8%
MAN SE (Machinery)	21,740	2,585
SAP AG (Software)	48,673	2,478

		5,063

Ireland—1.5%
Ryanair Holdings plc—ADR (Airlines)	88,536	2,723

Israel—1.4%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	47,137	2,457

Italy—1.9%
Saipem SpA (Energy equipment & services)	68,167	3,356

Spain—2.2%
Banco Santander S.A. (Commercial banks)	150,020	1,589
Inditex S.A. (Specialty retail)	31,500	2,359

		3,948

Sweden—0.9%
Atlas Copco AB (Machinery)	65,342	1,649

Switzerland—7.9%
*ABB, Ltd. (Electrical equipment)	104,662	2,332
*Actelion, Ltd. (Biotechnology)	19,836	1,086
Julius Baer Group, Ltd. (Capital markets)	35,895	1,682
Nestle S.A. (Food products)	59,982	3,512
Novartis AG (Pharmaceuticals)	37,033	2,177
Sonova Holding AG (Health care equipment & supplies)	8,609	1,111
Zurich Financial Services AG (Insurance)	8,239	2,134

		14,034

United Kingdom—23.0%
Amlin plc (Insurance)	136,783	872
Antofagasta plc (Metals & mining)	100,376	2,523
*Autonomy Corporation plc (Software)	66,027	1,549
Barclays plc (Commercial banks)	302,334	1,233
BG Group plc (Oil, gas & consumable fuels)	149,628	3,023
British Sky Broadcasting Group plc (Media)	219,085	2,514
Burberry Group plc (Textiles, apparel & luxury goods)	99,975	1,752
Centrica plc (Multi-utilities)	306,898	1,587
Compass Group plc (Hotels, restaurants & leisure)	286,086	2,592

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—(continued)
Experian plc (Professional services)	140,648	$1,750
HSBC Holdings plc (Commercial banks)	149,496	1,533
Johnson Matthey plc (Chemicals)	52,126	1,656
Petrofac, Ltd. (Energy equipment & services)	81,983	2,029
Prudential plc (Insurance)	229,510	2,390
Reckitt Benckiser Group plc (Household products)	56,950	3,130
*Rolls-Royce Group plc (Aerospace & defense)	245,454	2,384
Rotork plc (Machinery)	43,534	1,241
Standard Chartered plc (Commercial banks)	78,667	2,116
The Capita Group plc (Professional services)	131,467	1,428
Tullow Oil plc (Oil, gas & consumable fuels)	98,865	1,944
Vodafone Group plc (Wireless telecommunication services)	623,781	1,612

		40,858

Japan—13.9%
Canon, Inc. (Office electronics)	65,200	3,381
Fanuc, Ltd. (Machinery)	14,800	2,273
Keyence Corporation (Electronic equipment, instruments & components)	9,500	2,752
Komatsu, Ltd. (Machinery)	81,200	2,457
Mitsubishi Corporation (Trading companies & distributors)	125,600	3,400
Mitsubishi UFJ Financial Group, Inc. (Commercial banks)	344,800	1,864
Nippon Electric Glass Co., Ltd. (Electronic equipment, instruments & components)	100,000	1,444
Nitori Co., Ltd. (Specialty retail)	10,000	874
Nitto Denko Corporation (Chemicals)	30,900	1,456
Softbank Corporation (Wireless telecommunication services)	75,400	2,611
Sony Financial Holdings, Inc. (Insurance)	266	1,076
Terumo Corporation (Health care equipment & supplies)	21,900	1,233

		24,821

Canada—8.7%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	75,108	2,500
Canadian National Railway Co. (Road & rail)†	42,517	2,826
Goldcorp, Inc. (Metals & mining)†	45,513	2,093
Saputo, Inc. (Food products)	38,011	1,513
The Toronto-Dominion Bank (Commercial banks)	39,681	2,963
Thomson Reuters Corporation (Media)	33,956	1,272
Tim Hortons, Inc. (Hotels, restaurants & leisure)	55,176	2,281

		15,448

Emerging Asia—9.1%
China—4.2%
China Life Insurance Co., Ltd. (Insurance)	412,000	1,683
China Overseas Land & Investment, Ltd. (Real estate management & development)	626,000	1,158
China Shenhua Energy Co., Ltd. (Oil, gas & consumable fuels)	366,000	1,535
CNOOC, Ltd. (Oil, gas & consumable fuels)	899,000	2,133
Weichai Power Co., Ltd. (Machinery)	170,000	1,046

		7,555

See accompanying Notes to Financial Statements.

50 Annual Report	December 31, 2010

International Equity Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
India—3.1%
*Cairn India, Ltd. (Oil, gas & consumable fuels)	199,443	$1,484
HDFC Bank, Ltd.—ADR (Commercial banks)	7,908	1,321
Infosys Technologies, Ltd. (IT services)	35,702	2,749

		5,554

Indonesia—0.6%
PT Bank Rakyat Indonesia (Commercial banks)	901,000	1,050

South Korea—1.2%
*Hyundai Motor Co. (Automobiles)	14,185	2,169

Emerging Latin America—8.2%
Brazil—5.3%
Banco Santander Brasil S.A.—ADR (Commercial banks)	49,003	666
BM&F BOVESPA S.A. (Diversified financial services)	207,671	1,643
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	167,000	1,022
Petroleo Brasileiro S.A.—ADR (Oil, gas & consumable fuels)	39,021	1,477
Vale S.A.—ADR (Metals & mining)	74,223	2,566
Weg S.A. (Machinery)	150,500	1,976

		9,350

Mexico—2.2%
America Movil S.A.B. de C.V.—ADR (Wireless telecommunication services)	37,914	2,174
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	640,900	1,831

		4,005

Panama—0.7%
Copa Holdings S.A. Class “A” (Airlines)†	21,081	1,241

Asia—5.2%
Australia—1.7%
BHP Billiton, Ltd.—ADR (Metals & mining)	32,225	2,994

Hong Kong—2.6%
Li & Fung, Ltd. (Distributors)	458,000	2,658
Noble Group, Ltd. (Trading companies & distributors)	1,106,727	1,871

		4,529

Singapore—0.9%
CapitaLand, Ltd. (Real estate management & development)	571,000	1,651

Emerging Europe, Mid-East, Africa—0.9%
Turkey—0.9%
Turkiye Garanti Bankasi A.S. (Commercial banks)	330,320	1,673

Total Common Stocks—95.2% (cost $130,004)		169,486

Issuer	Shares or Principal Amount	Value

Preferred Stock
Brazil—1.1%
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	125,793	$2,068

Total Preferred Stock—1.1% (cost $1,550)		2,068

Repurchase Agreement
State Street Bank and Trust Company, 0.150% dated 12/31/10, due 1/3/11, repurchase price $3,703, collateralized by U.S. Treasury Note, 1.375%, due 5/15/13	$3,702	3,702

Total Repurchase Agreement—2.1% (cost $3,702)		3,702

Total Investments—98.4% (cost $135,256)		175,256
Cash and other assets, less liabilities—1.6%		2,799

Net assets—100.0%		$178,055

ADR = American Depository Receipt

* = Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2010, the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	21.7%
Financials	19.7%
Consumer Discretionary	12.4%
Energy	11.1%
Information Technology	8.4%
Consumer Staples	7.9%
Materials	7.8%
Health Care	6.4%
Telecommunication Services	3.7%
Utilities	0.9%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 51

International Equity Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

At December 31, 2010, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	22.9%
U.S. Dollar	14.6%
Japanese Yen	14.5%
Euro	13.3%
Swiss Franc	8.2%
Hong Kong Dollar	6.8%
Canadian Dollar	4.7%
Brazilian Real	3.9%
Indian Rupee	2.5%
Singapore Dollar	2.0%
Danish Krone	1.7%
South Korean Won	1.3%
Mexican Peso	1.1%
All Other Currencies	2.5%

Total	100.0%

See accompanying Notes to Financial Statements.

52 Annual Report	December 31, 2010

Jeffrey A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The International Small Cap Growth Fund posted a 25.88% increase (Class N Shares) for the 12 months ended December 31, 2010. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. Small Cap Index (net), gained 25.21%.

The Fund outpaced the Index during the 12 month period, as stock selection was additive in virtually all sectors. Energy and Materials stock selection was particularly strong, with the Fund’s Energy stocks up approximately 57%, well ahead of the Index’s 31% Energy return. U.K. and Canadian stock selection augmented results on improving production growth, M&A activity and strength in services names, while Pacific Rubiales Energy Corporation, the Colombian Exploration and Production (E&P) company reported strong production growth. Materials stocks also enhanced performance, benefiting from M&A activity as Red Back Mining, Inc. was acquired during the year, and as other chemicals and mining holdings performed well. Healthcare was another sector where notable value was added, as Emerging Asian pharmaceuticals and Latin American healthcare names performed well, coupled with strong results in Europe and Japan. Finally, Staples stock selection was bolstered by M&A activity in Japan, coupled with strong results in agriculture-related and emerging markets grocery holdings. Somewhat detracting from results was performance by EDF Energies Nouvelles S.A., the Fund’s sole Utilities holding, which underperformed as investors were concerned about governmental policies surrounding alternative energy given recently announced austerity measures. Stock selection was strong across most regions as well, with the exception of Pacific Ex-Japan and Emerging Asia.

The Fund trailed the Index during the fourth quarter, due to underperformance in December. While stock selection was generally strong across most sectors, underperformance in Consumer Discretionary, Industrials and Information Technology (IT), coupled with overall sector positioning, detracted from fourth quarter results. Within Consumer Discretionary, Chinese sportswear and auto stocks detracted from performance, as did underperformance in Emerging Markets Europe, Mid-East, and Africa (EMEA) holdings. Industrials stock selection was hampered by lagging results in U.K. holdings, while IT stock selection was hurt by underperformance by Gree, Inc., the Japanese social networking company, on concerns about slowing revenues per user. Offsetting these results was strong value added in Materials, Energy and Financials.

While absolute weightings varied during the year, broad areas of sector emphasis did not change during the period. As of year end the Fund remains overweighted in Consumer Discretionary, Healthcare and IT at the expense of Financials and Materials. Consumer Discretionary increased during the year and represented approximately 24% of the Fund, albeit down from 26% as of September 30, as we reduced exposure on valuation concerns, but well above the 16% Index weighting. IT, on the other hand, has steadily increased during 2010 from approximately 16% as of year-end 2009 to approximately 18% as of year-end 2010, well ahead of the 10% Index weighting. IT exposure is centered in Europe with approximately half of the Fund’s IT weighting in that region, invested across several industries. Conversely, Materials is just shy of 5%, significantly underweighted versus the Index. Regionally, we reduced exposure in Europe ex-U.K. during the 12 month period in favor of emerging markets, which represented 24% of the Fund as of year end. Europe fell from over 30% to 26.8% by year end. Japan has remained at approximately 16.7% of the Fund during the entire period, with a focus in small cap consumer and, to some extent Healthcare companies. With this weighting, exposure has hovered around Index weight.

December 31, 2010	William Blair Funds 53

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	25.88%	(1.60)%	5.33%	7.41%
Class I	26.24	(1.24)	5.67	7.74
MSCI AC World Ex-U.S. Small Cap Index (net)	25.21	0.50	7.36	9.11
(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

54 Annual Report	December 31, 2010

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Europe—26.8%
Denmark—1.9%
FLSmidth & Co. A/S (Construction & engineering)	126,535	$12,068

Finland—1.0%
Nokian Renkaat Oyj (Auto components)	177,483	6,510

France—1.4%
Gemalto N.V. (Computers & peripherals)	217,146	9,241

Germany—7.5%
Aixtron AG (Semiconductors & semiconductor equipment)	353,519	13,041
Fielmann AG (Specialty retail)	36,250	3,446
Lanxess AG (Chemicals)	166,850	13,177
MTU Aero Engines Holding AG (Aerospace & defense)	8,416	569
Wincor Nixdorf AG (Computers & peripherals)	183,112	14,929
Wirecard AG (IT services)	255,453	3,499

		48,661

Ireland—1.5%
Paddy Power plc (Hotels, restaurants & leisure)	236,965	9,721

Italy—1.5%
DiaSorin SpA (Health care equipment & supplies)	149,025	6,414
Tod’s SpA (Textiles, apparel & luxury goods)	30,438	3,006

		9,420

Netherlands—0.3%
BinckBank N.V. (Capital markets)	125,245	1,942

Norway—0.1%
*Pronova BioPharma A/S (Pharmaceuticals)	619,646	998

Spain—3.7%
Prosegur Cia de Seguridad S.A. (Commercial services & supplies)	106,091	5,973
Tecnicas Reunidas S.A. (Energy equipment & services)	171,750	10,928
Viscofan S.A. (Food products)	182,590	6,920

		23,821

Sweden—1.6%
Elekta AB (Health care equipment & supplies)	265,618	10,221

Switzerland—6.3%
*Dufry Group (Specialty retail)	80,122	10,780
*Orascom Development Holding AG (Hotels, restaurants & leisure)	55,352	3,312
Partners Group Holding AG (Capital markets)	74,649	14,163
*Temenos Group AG (Software)	296,213	12,324

		40,579

United Kingdom—20.7%
Abcam plc (Biotechnology)	886,958	4,425
Aggreko plc (Commercial services & supplies)	251,754	5,817
Amlin plc (Insurance)	1,198,156	7,638
Ashmore Group plc (Capital markets)	640,980	3,349

Issuer	Shares	Value

Common Stocks—(continued)
United Kingdom—20.7%—(continued)
*ASOS plc (Internet & catalog retail)	9,663	$240
Aveva Group plc (Software)	240,979	6,064
Babcock International Group plc (Commercial services & supplies)	983,798	8,758
*Blinkx plc (Internet software & services)	1,212,606	1,574
Britvic plc (Beverages)	391,893	2,892
Chemring Group plc (Aerospace & defense)	61,137	2,768
Domino’s Pizza UK & IRL plc (Hotels, restaurants & leisure)	198,124	1,704
Dunelm Group plc (Specialty retail)	424,413	3,378
*EnQuest plc (Oil, gas & consumable fuels)	3,183,121	6,923
Fidessa Group plc (Software)	90,598	2,189
Hargreaves Lansdown plc (Capital markets)	430,045	3,929
IG Group Holdings plc (Diversified financial services)	375,671	2,987
*Imagination Technologies Group plc (Computers & peripherals)	489,931	2,754
Intertek Group plc (Professional services)	140,008	3,875
John Wood Group plc (Energy equipment & services)	817,247	7,123
Lancashire Holdings, Ltd. (Insurance)	528,696	4,558
Meggitt plc (Aerospace & defense)	957,881	5,526
Michael Page International plc (Professional services)	841,079	7,278
Serco Group plc (Commercial services & supplies)	700,185	6,064
Spirax-Sarco Engineering plc (Machinery)	294,024	8,866
*Telecity Group plc (Internet software & services)	231,115	1,695
The Weir Group plc (Machinery)	390,838	10,846
Ultra Electronics Holdings plc (Aerospace & defense)	221,798	5,865
Victrex plc (Chemicals)	209,237	4,838

		133,923

Japan—16.7%
Aeon Delight Co., Ltd. (Commercial services & supplies)	100,300	1,975
Ain Pharmaciez, Inc. (Food & staples retailing)	92,500	3,254
CyberAgent, Inc. (Media)	2,697	5,880
Dena Co., Ltd. (Internet & catalog retail)	310,100	11,122
EPS Co., Ltd. (Life sciences tools & services)	675	1,652
Exedy Corporation (Auto components)	397,400	12,902
F.C.C. Co., Ltd. (Auto components)	200,509	4,673
Gree, Inc. (Internet software & services)	599,330	7,625
Kakaku.com, Inc. (Internet software & services)	691	4,111
Miraca Holdings, Inc. (Health care providers & services)	354,400	14,274
Nabtesco Corporation (Machinery)	313,000	6,677
Nitori Co., Ltd. (Specialty retail)	54,100	4,731
Osaka Securities Exchange Co., Ltd. (Diversified financial services)	1,342	6,769
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	61,200	5,005
Start Today Co., Ltd. (Internet & catalog retail)	1,467	5,863
USS Co., Ltd. (Specialty retail)	140,100	11,458

		107,971

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 55

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—15.4%
China—6.8%
AAC Acoustic Technologies Holdings, Inc. (Communications equipment)	2,945,559	$7,863
Ajisen China Holdings, Ltd. (Hotels, restaurants & leisure)	3,375,429	5,671
Comba Telecom Systems Holdings, Ltd. (Communications equipment)	2,178,297	2,461
*Concord Medical Services Holdings, Ltd.—ADR (Health care providers & services)	127,213	939
*E-Commerce China Dangdang, Inc.—ADR (Internet & catalog retail)	39,664	1,074
Great Wall Motor Co., Ltd. (Automobiles)	1,205,500	3,722
Haitian International Holdings, Ltd. (Machinery)	5,540,496	5,781
*Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	106,925	1,621
Lonking Holdings, Ltd. (Machinery)	8,144,000	4,453
Minth Group, Ltd. (Auto components)	2,795,384	4,589
*Noah Holdings, Ltd.—ADR (Capital markets)	50,062	979
Peak Sport Products, Ltd. (Textiles, apparel & luxury goods)	2,163,000	1,419
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	134,953	2,178
*Youku.com, Inc.—ADR (Internet software & services)	29,956	1,049

		43,799

India—2.4%
eClerx Services, Ltd. (Professional services)	55,468	893
Ipca Laboratories, Ltd. (Pharmaceuticals)	419,452	3,241
Lupin, Ltd. (Pharmaceuticals)	637,966	6,883
*Oberoi Realty, Ltd. (Real estate management & development)	258,634	1,479
Shriram Transport Finance Co., Ltd. (Consumer finance)	173,183	3,025

		15,521

Indonesia—1.5%
*PT Ciputra Development Tbk (Real estate management & development)	16,680,000	648
*PT Indofood CBP Sukses Makmur Tbk (Food products)	2,388,500	1,239
PT Kalbe Farma Tbk (Pharmaceuticals)	11,518,500	4,155
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food products)	2,528,000	3,605

		9,647

South Korea—1.5%
*Halla Climate Control Corporation (Auto components)	541,048	9,535

Taiwan—3.2%
Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	1,472,000	4,897
Tripod Technology Corporation (Electronic equipment, instruments & components)	1,433,000	5,849
Wistron Corporation (Computers & peripherals)	5,062,102	10,313

		21,059

Issuer	Shares	Value

Common Stocks—(continued)
Canada—6.6%
Canadian Western Bank (Commercial banks)	274,900	$7,841
*Consolidated Thompson Iron Mines, Ltd. (Metals & mining)	678,190	9,610
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	162,900	4,645
Home Capital Group, Inc. (Thrifts & mortgage finance)	67,991	3,541
*Legacy Oil + Gas, Inc. (Oil, gas & consumable fuels)	325,062	5,084
PetroBakken Energy, Ltd. Class “A” (Oil, gas & consumable fuels)	223,778	4,886
Petrominerales, Ltd. (Oil, gas & consumable fuels)	211,244	7,045

		42,652

Emerging Europe, Mid-East, Africa—4.6%
Egypt—0.4%
Ghabbour Auto (Automobiles)	377,091	2,822

South Africa—2.7%
Adcock Ingram Holdings, Ltd. (Pharmaceuticals)	327,381	2,977
Clicks Group, Ltd. (Multiline retail)	1,410,429	9,279
Mr Price Group, Ltd. (Specialty retail)	496,785	5,015

		17,271

Turkey—1.0%
BIM Birlesik Magazalar A.S. (Food & staples retailing)	17,525	596
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	628,155	3,238
Turkiye Sinai Kalkinma Bankasi A.S. (Commercial banks)	1,767,415	2,988

		6,822

United Arab Emirates—0.5%
*Aramex Co. (Air freight & logistics)	5,534,926	3,134

Emerging Latin America—3.9%
Brazil—2.3%
Brasil Brokers Participacoes S.A. (Real estate management & development)	381,800	2,197
CETIP S.A. - Balcao Organizado de Ativos e Derivativos (Capital markets)	362,200	5,149
Drogasil S.A. (Food & staples retailing)	177,000	1,439
OdontoPrev S.A. (Health care providers & services)	260,600	3,939
Tegma Gestao Logistica S.A. (Road & rail)	129,000	1,978

		14,702

Mexico—1.6%
*Compartamos S.A.B. de C.V. (Consumer finance)	1,688,700	3,673
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	1,606,720	3,900
*Grupo Comercial Chedraui S.A. de C.V. (Food & staples retailing)	962,387	2,925

		10,498

See accompanying Notes to Financial Statements.

56 Annual Report	December 31, 2010

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Asia—2.7%
Australia—1.2%
Cochlear, Ltd. (Health care equipment & supplies)	96,774	$7,959

Hong Kong—0.5%
Value Partners Group, Ltd. (Capital markets)	3,453,000	3,465

Singapore—1.0%
Goodpack, Ltd. (Air freight & logistics)	2,163,000	3,455
Midas Holdings, Ltd. (Metals & mining)	3,531,000	2,600

		6,055

Total Common Stocks—97.4% (cost $495,830)		630,017

Preferred Stock
Brazil—0.6%
Marcopolo S.A. (Machinery)	905,600	3,813

Total Preferred Stock—0.6% (cost $2,840)		3,813

Convertible Bond
Brazil—0.1%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$959	626

Total Convertible Bond—0.1% (cost $497)		626

Repurchase Agreement
Fixed Income Clearing Corporation, 0.150% dated 12/31/10, due 1/3/11, repurchase price $16,170, collateralized by FNMA, 4.625%, due 10/15/13	16,170	16,170

Total Repurchase Agreement—2.5% (cost $16,170)		16,170

Total Investments—100.6% (cost $515,337)		650,626
Liabilities, plus cash and other assets—(0.6)%		(3,675)

Net assets—100.0%		$646,951

ADR = American Depository Receipt

* = Non-income producing securities

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.10% of the Fund’s net assets at December 31, 2010.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.10% of the net assets at December 31, 2010.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2010, the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	23.6%
Industrials	18.4%
Information Technology	17.8%
Financials	12.7%
Health Care	12.5%
Energy	6.6%
Materials	4.8%
Consumer Staples	3.6%

Total	100.0%

At December 31, 2010, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	21.1%
Euro	17.2%
Japanese Yen	17.0%
Canadian Dollar	6.7%
Swiss Franc	6.4%
Hong Kong Dollar	6.2%
New Taiwan Dollar	3.3%
Brazilian Real	3.0%
South African Rand	2.7%
Indian Rupee	2.5%
Danish Krone	1.9%
Mexican Peso	1.7%
Swedish Krona	1.6%
Indonesian Rupiah	1.5%
South Korean Won	1.5%
Australian Dollar	1.3%
U.S. Dollar	1.2%
Turkish Lira	1.1%
All Other Currencies	2.1%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 57

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Markets Growth Fund posted a 23.44% increase (Class N Shares) for the 12 months ended December 31, 2010. By comparison, the Fund’s benchmark, the MSCI Emerging Markets IMI Index (net), gained 19.90%.

The Fund significantly outpaced the Index during the twelve month period, as stock selection was strong across most sectors and was supported by overall strategic positioning. Specifically, the Fund’s overweighting and stock selection in Consumer stocks added significant value during the 12 month period. Consumer Discretionary stock selection was bolstered by auto-related corporate performance and stock price movement, along with good returns in Brazilian real estate. Staples stock selection was augmented by Emerging Markets Europe, Mid-East, and Africa (EMEA) grocery holdings, as well as Asian consumer product and agriculture-related holdings. In addition, the overweighting in the strongly performing Latin American Staples sector, coupled with positive stock selection added value. The Healthcare and Industrials sectors each outperformed by approximately 12% versus the Index sector returns, as infrastructure and transportation holdings bolstered the Industrials return, while Healthcare stock selection was particularly strong in Emerging Asia and EMEA. The Fund also outperformed across the three emerging markets regions during the year. Somewhat detracting from results was Materials stock selection, as several of our Asian and EMEA holdings underperformed, due to stock specific issues.

Despite strong full year results, fourth quarter performance trailed the Index, due solely to December performance. Asian stock selection was the key detractor during the period, as the Fund’s Chinese sportswear and auto-related companies underperformed. In addition, Indian Financials also contributed to underperformance as investors were concerned about increasing interest rates and the impact of additional governmental oversight in the microfinance industry on the broader sector. Information Technology (IT) stock selection was the third primary contributor to underperformance as Baidu, Inc.’s stock price retreated after a strong run. Offsetting these relative results was strong performance in Healthcare, Materials, Telecom Services and Utilities, along with broad outperformance in Latin America. Within Healthcare, Latin American holdings added value, as did Asian pharmaceutical companies. Materials stock selection was augmented by good results in the Fund’s Latin American mining names and increasing commodity prices generally.

As of year-end 2010, the Fund maintained its Consumer focus with approximately 30% of the Fund invested between Consumer Discretionary and Staples holdings. We reduced exposure in Consumer Discretionary following September 30 on valuation concerns to approximately 15.5% of the Fund. Conversely, Financials, while representing nearly 20% of the Fund, remained underweighted during 2010, due to lower Asian exposure, particularly in real estate, given the increasing interest rate environment and governmental measures to cool the property market. While the Fund’s 10.5% IT exposure is similar to September 30, it decreased from year-end 2009 due to concerns about the current supply/demand tradeoff and inventory cycle. The Fund was underweighted in Materials throughout the year, but increased from approximately 5.5% to 9% as of year-end 2010. Regionally, approximately half of the Fund was focused in Emerging Asia, less than the 59.73% Index weighting, while the overweighting in Latin America increased throughout the year as the Fund’s exposure increased from approximately 22% to 27%, due to an increase in Financials, Healthcare and Materials, which more than offset a reduction in Consumer Discretionary.

58 Annual Report	December 31, 2010

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	23.44%	(6.33)%	9.31%	15.43%
Class I	23.77	(6.10)	9.56	15.70
MSCI Emerging Markets IMI (net)	19.90	0.35	13.23	16.84
(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2010	William Blair Funds 59

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Emerging Asia—52.0%
China—16.3%
AAC Acoustic Technologies Holdings, Inc. (Communications equipment)	1,603,949	$4,282
Ajisen China Holdings, Ltd. (Hotels, restaurants & leisure)	1,921,078	3,228
Angang Steel Co., Ltd. (Metals & mining)	7,796,000	11,936
Anta Sports Products, Ltd. (Textiles, apparel & luxury goods)	2,618,000	4,156
* Baidu, Inc.—ADR (Internet software & services)	117,527	11,345
Belle International Holdings, Ltd. (Specialty retail)	6,341,000	10,720
China Vanke Co., Ltd. (Real estate management & development)	4,765,448	5,886
China Yurun Food Group, Ltd. (Food products)	1,646,000	5,411
CNOOC, Ltd. (Oil, gas & consumable fuels)	20,037,000	47,535
Comba Telecom Systems Holdings, Ltd. (Communications equipment)	2,516,360	2,842
Dongfang Electric Corporation, Ltd. (Electrical equipment)	1,815,800	8,994
Dongfeng Motor Group Co., Ltd. (Automobiles)	6,782,000	11,692
* E-Commerce China Dangdang, Inc.—ADR (Internet & catalog retail)	50,514	1,367
Great Wall Motor Co., Ltd. (Automobiles)	1,130,000	3,489
Haitian International Holdings, Ltd. (Machinery)	1,727,185	1,802
Hengan International Group Co., Ltd. (Personal products)	569,500	4,913
Industrial and Commercial Bank of China, Ltd. Class “H” (Commercial banks)	33,974,580	25,308
Lonking Holdings, Ltd. (Machinery)	7,649,000	4,182
Minth Group, Ltd. (Auto components)	892,000	1,464
Shandong Weigao Group Medical Polymer Co., Ltd. (Health care equipment & supplies)	2,309,400	6,551
Want Want China Holdings, Ltd. (Food products)	7,217,000	6,323
Weichai Power Co., Ltd. (Machinery)	2,028,088	12,485
* WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	129,898	2,097
* Youku.com, Inc.—ADR (Internet software & services)	37,965	1,329
Zhuzhou CSR Times Electric Co., Ltd. (Electrical equipment)	1,012,861	3,981

		203,318

India—10.2%
Asian Paints, Ltd. (Chemicals)	137,619	8,860
Axis Bank, Ltd. (Commercial banks)	210,124	6,344
Bajaj Auto, Ltd. (Automobiles)	299,206	10,311
Dabur India, Ltd. (Personal products)	2,593,480	5,815
Housing Development Finance Corporation (Thrifts & mortgage finance)	367,269	5,982
Infosys Technologies, Ltd. (IT services)	353,170	27,192
Jindal Steel & Power, Ltd. (Metals & mining)	408,895	6,511
Larsen & Toubro, Ltd. (Construction & engineering)	276,181	12,225
Lupin, Ltd. (Pharmaceuticals)	725,251	7,825

Issuer	Shares	Value

Common Stocks—(continued)
Emerging Asia—52.0%—(continued)
India—10.2%—(continued)
Mahindra & Mahindra, Ltd. (Automobiles)	29,426	$512
Nestle India, Ltd. (Food products)	80,604	6,875
Shriram Transport Finance Co., Ltd. (Consumer finance)	183,116	3,199
Sun TV Network, Ltd. (Media)	299,774	3,526
Tata Motors, Ltd. (Machinery)	675,716	19,771
Yes Bank, Ltd. (Commercial banks)	418,587	2,928

		127,876

Indonesia—5.9%
PT Astra International Tbk (Automobiles)	2,341,500	14,176
PT Bank Rakyat Indonesia (Commercial banks)	10,924,000	12,730
PT Indo Tambangraya Megah (Oil, gas & consumable fuels)	1,111,500	6,261
PT Kalbe Farma Tbk (Pharmaceuticals)	10,919,000	3,939
PT Perusahaan Gas Negara (Gas utilities)	25,110,500	12,332
PT Unilever Indonesia Tbk (Household products)	8,022,500	14,692
PT United Tractors Tbk (Machinery)	3,756,500	9,923

		74,053

Malaysia—3.4%
CIMB Group Holdings Bhd (Commercial banks)	10,335,600	28,491
Genting Bhd (Hotels, restaurants & leisure)	1,960,300	7,107
Kuala Lumpur Kepong Bhd (Food products)	1,012,900	7,260

		42,858

Papua New Guinea—1.2%
Oil Search, Ltd. (Oil, gas & consumable fuels)	2,016,147	14,517

South Korea—8.3%
* Amorepacific Corporation (Personal products)	8,091	8,120
* Hankook Tire Co., Ltd. (Auto components)	355,120	9,935
* Hyundai Mobis (Auto components)	120,208	30,134
* Hyundai Motor Co. (Automobiles)	149,484	22,853
* LG Household & Health Care, Ltd. (Household products)	22,307	7,666
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	30,045	25,123

		103,831

Taiwan—4.6%
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	9,085,992	36,616
Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	1,439,000	4,788
Tripod Technology Corporation (Electronic equipment, instruments & components)	1,280,000	5,224
Wistron Corporation (Computers & peripherals)	5,373,676	10,948

		57,576

Thailand—2.1%
CP ALL PCL (Food & staples retailing)	9,892,000	12,880

See accompanying Notes to Financial Statements.

60 Annual Report	December 31, 2010

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)
Emerging Asia—52.0%—(continued)
Thailand—2.1%—(continued)
Kasikornbank PCL (Commercial banks)	2,926,300	$12,183
Minor International PCL (Hotels, restaurants & leisure)	2,223,900	870

		25,933

Emerging Latin America—26.9%
Brazil—13.6%
Amil Participacoes S.A. (Health care providers & services)	14,037	151
BR Malls Participacoes S.A. (Real estate management & development)	926,200	9,541
BR Properties S.A. (Real estate management & development)	348,545	3,813
Brasil Brokers Participacoes S.A. (Real estate management & development)	452,200	2,602
CETIP S.A. - Balcao Organizado de Ativos e Derivativos (Capital markets)	331,900	4,719
Cia de Bebidas das Americas—ADR (Beverages)	745,630	23,137
Cia de Concessoes Rodoviarias (Transportation infrastructure)	124,500	3,518
Cia Hering (Textiles, apparel & luxury goods)	186,300	3,030
Diagnosticos da America S.A. (Health care providers & services)	615,800	8,347
Drogasil S.A. (Food & staples retailing)	322,700	2,624
*Hypermarcas S.A. (Personal products)	309,528	4,201
Localiza Rent a Car S.A. (Road & rail)	424,900	6,885
Lojas Renner S.A. (Multiline retail)	190,600	6,476
Natura Cosmeticos S.A. (Personal products)	253,200	7,274
OdontoPrev S.A. (Health care providers & services)	247,400	3,739
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	1,117,600	13,465
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	1,534,400	9,391
Totvs S.A. (Software)	35,600	3,624
Tractebel Energia S.A. (Independent power producers & energy traders)	584,300	9,662
Vale S.A.—ADR (Metals & mining)	1,255,249	43,394

		169,593

Chile—2.0%
Banco Santander Chile—ADR (Commercial banks)	153,667	14,363
Lan Airlines S.A. (Airlines)	325,769	10,163

		24,526

Colombia—1.3%
Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	482,159	16,366

Mexico—9.0%
America Movil S.A.B. de C.V. (Wireless telecommunication services)	9,054,600	25,954
Coca-Cola Femsa S.A.B. de C.V.—ADR (Beverages)	86,999	7,171
*Compartamos S.A.B. de C.V. (Consumer finance)	3,717,600	8,085

Issuer	Shares	Value

Common Stocks—(continued)
Emerging Latin America—26.9%—(continued)
Mexico—9.0%—(continued)
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	1,680,734	$4,080
*Grupo Comercial Chedraui S.A. de C.V. (Food & staples retailing)	1,075,366	3,268
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	10,303,528	42,416
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	7,684,600	21,959

		112,933

Peru—1.0%
Credicorp, Ltd. (Commercial banks)†	107,487	12,781

Emerging Europe, Mid-East, Africa—13.3%
Egypt—0.6%
Commercial International Bank Egypt S.A.E. (Commercial banks)	921,018	7,521

Qatar—1.9%
Qatar National Bank S.A.Q. (Commercial banks)	468,047	23,778

Russia—1.7%
Magnit OAO (Food & staples retailing)†	105,337	14,006
*X5 Retail Group N.V.—GDR (Food & staples retailing)	168,181	7,778

		21,784

South Africa—7.1%
Adcock Ingram Holdings, Ltd. (Pharmaceuticals)	352,834	3,208
Clicks Group, Ltd. (Multiline retail)	1,276,204	8,396
Mr Price Group, Ltd. (Specialty retail)	622,479	6,284
MTN Group, Ltd. (Wireless telecommunication services)	1,221,587	24,927
Naspers, Ltd. (Media)	250,682	14,763
Shoprite Holdings, Ltd. (Food & staples retailing)	465,702	7,045
Standard Bank Group, Ltd. (Commercial banks)	838,694	13,693
Truworths International, Ltd. (Specialty retail)	681,097	7,408
Wilson Bayly Holmes-Ovcon, Ltd. (Construction & engineering)	158,224	3,339

		$89,063

Turkey—2.0%
BIM Birlesik Magazalar A.S. (Food & staples retailing)	97,546	3,317
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	621,238	3,203
Turkiye Garanti Bankasi A.S. (Commercial banks)	2,454,713	12,432
Turkiye Halk Bankasi A.S. (Commercial banks)	685,270	5,814

		24,766

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 61

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Emerging Europe, Mid-East, Africa—13.3%—(continued)
Turkey—2.0%—(continued)
Total Common Stocks—92.2% (cost $873,075)		$1,153,073

Preferred Stocks
Brazil—4.1%
Itau Unibanco Holding S.A. (Commercial banks)	1,035,154	24,813
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,236,315	20,325
Randon Participacoes S.A. (Machinery)	768,399	5,689

		50,827

Total Preferred Stocks—4.1% (cost $46,291)		50,827

Convertible Bond
Brazil—0.1%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$1,602	1,045

Total Convertible Bond—0.1% (cost $831)		1,045

Repurchase Agreement
Fixed Income Clearing Corporation, 0.150% dated 12/31/10, due 1/3/11, repurchase price $42,655, collateralized by FHLMC, 1.250%, due 9/30/13	42,654	42,654

Total Repurchase Agreement—3.4% (cost $42,654)		42,654

Total Investments—99.8% (cost $962,851)		1,247,599
Cash and other assets, less liabilities—0.2%		2,944

Net assets—100.0%		$1,250,543

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.08% of the Fund’s net assets at December 31, 2010.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.08% of the net assets at December 31, 2010.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2010, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	20.5%
Consumer Discretionary	16.2%
Consumer Staples	15.1%
Information Technology	11.1%
Energy	9.8%
Materials	9.4%
Industrials	8.6%
Telecommunication Services	4.2%
Health Care	3.3%
Utilities	1.8%

Total	100.0%

At December 31, 2010, the Fund’s Portfolio of Investments includes the following currency categories:

Hong Kong Dollar	15.5%
Brazilian Real	12.9%
U.S. Dollar	11.5%
Indian Rupee	10.6%
Mexican Peso	8.8%
South Korean Won	8.6%
South African Rand	7.4%
Indonesian Rupiah	6.1%
New Taiwan Dollar	4.8%
Malaysian Ringgit	3.6%
Thai Baht	2.1%
Turkish Lira	2.0%
Qatari Rial	2.0%
Canadian Dollar	1.4%
Australian Dollar	1.2%
All Other Currencies	1.5%

Total	100.0%

See accompanying Notes to Financial Statements.

62 Annual Report	December 31, 2010

Todd M. McClone

Jeffrey A. Urbina

EMERGING LEADERS GROWTH FUND

The Emerging Leaders Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Leaders Growth Fund—Class N Shares commenced operations on May 3, 2010. In the seven-month period since the Fund inception on that date, the Fund posted an increase of 18.43%. By comparison, the Fund’s benchmark, the MSCI Emerging Markets Large Cap Index (net) gained 15.64% during the same period. The Class I shares one year return was 23.70% while the MSCI Emerging Markets Large Cap Index (net) gained 18.34% for the year.

The Fund significantly outpaced the Index during the twelve month period, as stock selection was strong across regions and was supported by overall strategic sector positioning. Within Asia, the Fund’s overweighting and stock selection in Staples added value as did strong Asian Energy performance, led by good production growth at CNOOC, Ltd. The Fund’s overweighting and stock selection in EMEA Staples was also positive, as grocery-related holdings performed well. Within Latin America, Energy holdings added value, as the Fund had a positive return, while the Index was negative, due to the Fund’s limited exposure to Petroleo Brasileiro S.A., the Brazilian Exploration and Production (E&P) company, as the stock price was weak on an overhang related to the company’s proposed equity offering and pricing. Industrials stock selection was also strong, as LAN Airlines S.A., the pan-Latin American airline, performed well. The Fund’s significant focus on Consumer stocks at the expense of Financials and IT also added to results. Somewhat detracting from 2010 performance was residual cash drag in a strong market, coupled with underperformance in Asian IT and Materials stocks.

Despite strong full year results, the Fund trailed the Index during the fourth quarter, due primarily to Chinese and Taiwanese stock selection, which more than offset good results in Latin America. While CNOOC and Industrials holdings continued to perform well, Chinese consumer and auto-related holdings underperformed, due to rising concerns about valuation and broader inflationary pressures in the economy. Similarly, the Fund’s Taiwanese IT holdings trailed the country as a whole. Indian Financials also contributed to underperformance as investors were concerned about increasing interest rates and the impact of additional governmental oversight in the microfinance industry on the broader sector. Conversely, the Fund’s Latin American Energy, Industrials and Materials stocks outperformed.

As of year end, the Fund maintained its focus on Consumer stocks with approximately 27% of the Fund invested across Discretionary and Staples holdings, well above the 11% Index weighting, but down from year-end 2009 and September 30. Conversely, while Financials represented approximately 20% of the Fund, they remained significantly underweighted versus the 26% Index weighting, due largely to lower exposure in Asian Insurance and Commercial Banks. While IT exposure increased from 5% as of September 30 to 10%, it remained below the 13% Index weighting, and lower than the 13.5% year-end 2009 exposure. Materials, while underweighted versus the Index, increased from approximately 11% to 14% during the 12 month period, particularly in Latin America. Regionally, while approximately half of the Fund’s exposure was in Asia, it was below the 57% Index weighting due largely to lower exposure in Korea and Taiwan. Conversely Latin American exposure grew during the period from approximately 22% as of year-end 2009 to 32% as of year-end 2010, above the 24% Index weighting. EMEA remained underweighted at approximately 13% of the Fund, due to limited Russian and Central/Eastern European exposure.

December 31, 2010	William Blair Funds 63

Emerging Leaders Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

	1 Year	Since Inception
Class N	—	18.43	%(a)
MSCI Emerging Markets Large Cap Index (net)	—	15.64	(a)
Class I	23.70%	2.03	(b)
MSCI Emerging Markets Large Cap Index (net)	18.34	3.41	(b)
(a)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
(b)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization stocks in emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

64 Annual Report	December 31, 2010

Emerging Leaders Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—52.5%
China—14.3%
Anta Sports Products, Ltd. (Textiles, apparel & luxury goods)	265,000	$421
*Baidu, Inc.—ADR (Internet software & services)	8,899	859
Belle International Holdings, Ltd. (Specialty retail)	264,000	446
China Yurun Food Group, Ltd. (Food products)	239,000	786
CNOOC, Ltd. (Oil, gas & consumable fuels)	1,854,000	4,398
Dongfang Electric Corporation, Ltd. (Electrical equipment)	83,200	412
Dongfeng Motor Group Co., Ltd. (Automobiles)	274,000	472
Golden Eagle Retail Group, Ltd. (Multiline retail)	330,000	814
Hengan International Group Co., Ltd. (Personal products)	60,000	518
Industrial and Commercial Bank of China, Ltd. Class “H” (Commercial banks)	1,708,000	1,272
Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	43,500	486
Shandong Weigao Group Medical Polymer Co., Ltd. (Health care equipment & supplies)	252,000	715
Tencent Holdings, Ltd. (Internet software & services)	41,200	895
Want Want China Holdings, Ltd. (Food products)	465,000	408
Weichai Power Co., Ltd. (Machinery)	110,000	677

		13,579

India—14.3%
Asian Paints, Ltd. (Chemicals)	7,431	478
Bajaj Auto, Ltd. (Automobiles)	13,744	474
HDFC Bank, Ltd. (Commercial banks)	19,155	1,005
Housing Development Finance Corporation (Thrifts & mortgage finance)	30,383	495
Infosys Technologies, Ltd. (IT services)	29,989	2,309
ITC, Ltd. (Tobacco)	279,329	1,091
Jindal Steel & Power, Ltd. (Metals & mining)	32,915	524
Larsen & Toubro, Ltd. (Construction & engineering)	22,365	990
Lupin, Ltd. (Pharmaceuticals)	95,070	1,026
Mahindra & Mahindra, Ltd. (Automobiles)	67,775	1,179
Nestle India, Ltd. (Food products)	8,753	747
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	126,735	1,374
Tata Motors, Ltd. (Machinery)	62,508	1,829

		13,521

Indonesia—6.7%
PT Astra International Tbk (Automobiles)	231,000	1,398
PT Bank Rakyat Indonesia (Commercial banks)	1,231,500	1,435
PT Indo Tambangraya Megah (Oil, gas & consumable fuels)	235,000	1,324
PT Perusahaan Gas Negara (Gas utilities)	1,387,000	681
PT United Tractors Tbk (Machinery)	573,500	1,515

		6,353

Issuer	Shares	Value

Common Stocks—Emerging Asia—52.5%—(continued)
Malaysia—4.4%
CIMB Group Holdings Bhd (Commercial banks)	928,800	$2,560
Genting Bhd (Hotels, restaurants & leisure)	208,900	758
Kuala Lumpur Kepong Bhd (Food products)	126,000	903

		4,221

Papua New Guinea—1.1%
Oil Search, Ltd. (Oil, gas & consumable fuels)	147,779	1,064

South Korea—6.4%
*Hyundai Mobis (Auto components)	9,175	2,300
*Hyundai Motor Co. (Automobiles)	8,621	1,318
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	2,936	2,455

		6,073

Taiwan—3.0%
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	374,000	1,507
HTC Corporation (Communications equipment)	42,000	1,297

		2,804

Thailand—2.3%
CP ALL PCL (Food & staples retailing)	510,700	665
Kasikornbank PCL (Commercial banks)	365,300	1,521

		2,186

Emerging Latin America—26.0%
Brazil—14.0%
Cia de Bebidas das Americas—ADR (Beverages)	75,559	2,345
Cia de Concessoes Rodoviarias (Transportation infrastructure)	22,900	647
Cyrela Brazil Realty S.A. (Household durables)	76,200	1,003
*Hypermarcas S.A. (Personal products)	93,600	1,270
Natura Cosmeticos S.A. (Personal products)	17,100	491
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	100,400	1,210
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	79,500	486
Tractebel Energia S.A. (Independent power producers & energy traders)	68,100	1,126
Vale S.A.—ADR (Metals & mining)	136,494	4,719

		13,297

Colombia—2.0%
Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	56,097	1,904

Mexico—8.8%
America Movil S.A.B. de C.V.—ADR (Wireless telecommunication services)	22,999	1,319
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	1,206,626	4,967
Mexichem S.A.B. de C.V. (Chemicals)	297,200	1,064
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	350,700	1,002

		8,352

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 65

Emerging Leaders Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Latin America—26.0%—(continued)
Peru—1.2%
Credicorp, Ltd. (Commercial banks)†	9,578	$1,139

Emerging Europe, Mid-East, Africa—12.9%
Egypt—1.0%
Commercial International Bank Egypt S.A.E. (Commercial banks)	111,675	912

Qatar—1.6%
Qatar National Bank S.A.Q. (Commercial banks)	30,381	1,544

Russia—3.9%
Magnit OJSC—144A—GDR (Food & staples retailing)	39,928	1,067
Sberbank of Russian Federation (Commercial banks)†	504,114	1,717
*X5 Retail Group N.V.—GDR (Food & staples retailing)	21,050	974

		3,758

South Africa—4.9%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	74,066	1,035
MTN Group, Ltd. (Wireless telecommunication services)	61,415	1,253
Naspers, Ltd. (Media)	23,100	1,360
Shoprite Holdings, Ltd. (Food & staples retailing)	66,898	1,012

		4,660

Turkey—1.5%
Turkiye Garanti Bankasi A.S. (Commercial banks)	190,923	967
Turkiye Halk Bankasi A.S. (Commercial banks)	51,348	436

		1,403

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—United Kingdom—1.7%
Vedanta Resources plc (Metals & mining)	40,190	$1,577

Total Common Stocks—93.1% (cost $71,144)		88,347

Preferred Stocks
Brazil—6.0%
Itau Unibanco Holding S.A. (Commercial banks)	138,585	3,322
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	143,255	2,355

		5,677

Total Preferred Stocks—6.0% (cost $5,253)		5,677

Repurchase Agreement
State Street Bank and Trust Company, 0.150% dated 12/31/10, due 1/3/11, repurchase price $1,507, collateralized by U.S. Treasury Note, 2.500%, due 4/30/15	$1,507	1,507

Total Repurchase Agreement—1.6% (cost $1,507)		1,507

Total Investments—100.7% (cost $77,904)		95,531
Liabilities, plus cash and other assets—(0.7)%		(630)

Net assets—100.0%		$94,901

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2010, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	20.0%
Materials	14.2%
Consumer Staples	14.1%
Consumer Discretionary	13.2%
Energy	13.0%
Information Technology	9.9%
Industrials	6.5%
Health Care	4.4%
Telecommunication Services	2.8%
Utilities	1.9%

Total	100.0%

At December 31, 2010, the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	15.0%
Indian Rupee	14.4%
Hong Kong Dollar	13.5%
Brazilian Real	12.7%
Mexican Peso	7.5%
Indonesian Rupiah	6.8%
South Korean Won	6.5%
South African Rand	4.9%
Malaysian Ringgit	4.5%
New Taiwan Dollar	3.0%
Thai Baht	2.3%
Canadian Dollar	2.0%
British Pound Sterling	1.7%
Qatari Rial	1.6%
Turkish Lira	1.5%
Australian Dollar	1.1%
All Other Currencies	1.0%

Total	100.0%

See accompanying Notes to Financial Statements.

66 Annual Report	December 31, 2010

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

Small Cap Value Fund

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Small Cap Value Fund posted a 30.94% increase on a total return basis (Class N shares) during the 12 months ended December 31, 2010. By comparison, the Russell 2000® Value Index gained 24.50%.

The U.S. small cap value equity market produced its second best calendar year return in the last decade after staging an impressive four-month rally to close out 2010.

The year started off as a continuation of 2009 with better-than-expected corporate earnings propelling stocks higher. Then, during the second quarter, European sovereign debt concerns and fears of a double-dip recession in the US caused a steep mid-year correction. The selloff was short lived, however, as in late August the Federal Reserve signaled a second round of quantitative easing to help keep interest rates low and promote a more sustainable economic recovery. Improved investor sentiment was supported in part by stronger-than-expected retail sales that persisted into the holiday shopping season, US industrial production data that proved better than many had at expected at mid-year, and a more pro-business environment in Washington D.C. that emerged after the November elections. Strong growth in the emerging economies also boosted confidence in the reality of a global economic recovery.

From a sector perspective within the Russell 2000 Value, Materials (+37%), Industrials (+32%), Consumer Discretionary (+31%), Energy (+27%) and Information Technology (+26%) all outperformed the broader small cap value market. Financials (+20%) and the typically defensive sectors, Health Care (+20%), Utilities (+17%) and Consumer Staples (+15%), held back the absolute return of the index during the year.

The Fund’s outperformance during 2010 was attributable to strong stock selection across most sectors. This was most pronounced in Information Technology, but the Fund’s stocks beat their benchmark peers in Energy, Industrials and Financials as well. Stock selection in Materials, primarily not owning some of the more commodity-levered stocks in the benchmark, detracted on the margin.

Two stocks benefitting return during the year were Atmel Corporation and TAL International. Atmel Corporation (ATML) designs, develops and manufactures a range of semiconductor integrated circuit products and touch solutions. The company saw strong business momentum during the year in part due to 1) benefits from Atmel’s restructuring translating into an improved margin structure, 2) continued market share gains in microcontrollers, and 3) dramatic acceleration in touchscreen microcontroller revenue driven by the proliferation of touchscreen enabled cell phones. We trimmed the Fund’s position on the significant outperformance but still hold a position.

TAL International Group (TAL) owns, leases and trades intermodal shipping containers. The stock was a top contributor for the year as the company benefitted from its investment in additional containers during the downturn and the secular trend of shipping companies leasing containers as opposed to owning them continued. We continue to own the name given its solid cash flow characteristics and high caliber management team.

On the other hand, two stocks detracting from performance during the year were ATC Technology and Goodrich Petroleum. ATC Technology (ATAC) provides outsourced engineering solutions to the automotive industry and supply chain logistics services to the consumer electronics industry. The stock sold off during the year in part due to a slowdown in

December 31, 2010	William Blair Funds 67

its logistics business with AT&T. Success and reliability of Apple’s iPhone, a big seller for AT&T, has decreased returns, repairs and overall turnover of cell phones, therefore impacting the services ATC Technology provides for AT&T. In addition, management implied an uptick in pricing pressure in the business. We liquidated the position due to these fundamental headwinds.

Goodrich Petroleum (GDP) engages in the exploration, exploitation, development and production of oil and natural gas properties primarily in East Texas and Northwest Louisiana. Since the company derives the majority of its earnings from natural gas production, the correction of natural gas prices during 2010 weighed on investor psychology. We liquidated the Fund’s position due to the depressed commodity price’s effect on the company’s intermediate-term earnings.

During the fourth quarter specifically, the Fund’s modest underperformance was the result of mixed stock selection across sectors. As mentioned above, the rally in commodities late in the year was a headwind for our Materials holdings on a relative basis. Consumer Discretionary stock selection was a mild detractor as well. On the other hand, positive stock selection in Industrials and Energy partially offset the negative effects.

Looking ahead, almost universally, market strategists believe 2011 will produce a solid, yet more modest, equity market return in the U.S. Broadly speaking, corporate cash flow generation and profit margins generally are attractive due to effective expense management by U.S. companies. If the past is any indication, these dynamics should eventually entice capital spending and increased hiring by corporations. This would help alleviate one of the main concerns with this recovery, unemployment.

Risks to a full economic recovery loom, yet are well documented. Government budgets at every level are stretched. The extension of the Bush-era federal income tax rates and new payroll tax break, along with the extension of unemployment benefits, help consumers and businesses in the short run, but the long-run impact is yet unknown. The same can be said for the Federal Reserve’s second round of quantitative easing and its impact on longer-term inflation. Rapid growth in emerging economies poses two distinct risks as well: higher commodity price inflation and potentially negative effects from emerging governments’ efforts to combat overheating of their economies.

In the end, however, while we factor various economic scenarios into our stock picking, we focus our time on constructing the Fund from a bottom-up perspective. As mentioned above, corporate fundamentals remain attractive. In combination with valuations that are broadly in line with long-term averages, the market outlook remains balanced. And while macroeconomic data largely drove correlated stock prices again in 2010, we expect individual company fundamentals to be the leading determinant of forward stock price returns. As always, we remain focused on finding quality companies at discount prices and corporate transformation opportunities. We believe building a Fund with these types of companies should produce solid investment results over the long term.

68 Annual Report	December 31, 2010

Small Cap Value Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

	1 Year	3 Year	5 Year	10 Year
Class N	30.94%	7.02%	7.11%	8.77%
Class I	31.16	7.21	7.33	9.01
Russell 2000® Value	24.50	2.19	3.52	8.42

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2010	William Blair Funds 69

Small Cap Value Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Financials—34.6%
Associated Banc-Corp	139,710	$2,117
BioMed Realty Trust, Inc.	101,150	1,886
Brandywine Realty Trust	190,810	2,223
*Eagle Bancorp, Inc.	110,027	1,588
Education Realty Trust, Inc.	275,375	2,140
Employers Holdings, Inc.	95,085	1,662
Excel Trust, Inc.	142,967	1,730
First Potomac Realty Trust	140,062	2,356
FirstMerit Corporation	113,752	2,251
Hancock Holding Co.	24,995	871
Highwoods Properties, Inc.	66,750	2,126
Iberiabank Corporation	35,285	2,086
LaSalle Hotel Properties	65,017	1,716
MarketAxess Holdings, Inc.	80,405	1,673
Meadowbrook Insurance Group, Inc.	201,855	2,069
Mid-America Apartment Communities, Inc.	36,305	2,305
*National Financial Partners Corporation	116,765	1,565
National Retail Properties, Inc.	70,675	1,873
Old National Bancorp	205,842	2,447
Platinum Underwriters Holdings, Ltd.†	41,960	1,887
*ProAssurance Corporation	28,860	1,749
Prosperity Bancshares, Inc.	63,025	2,476
*Safeguard Scientifics, Inc.	153,628	2,624
Sandy Spring Bancorp, Inc.	91,100	1,679
*SVB Financial Group	32,055	1,700
The Hanover Insurance Group, Inc.	53,505	2,500
Umpqua Holdings Corporation	164,843	2,008
Washington Federal, Inc.	85,560	1,448
WSFS Financial Corporation	44,633	2,117

		56,872

Industrials—17.2%
Alexander & Baldwin, Inc.	43,045	1,723
Ameron International Corporation	21,215	1,620
Belden, Inc.	43,045	1,585
Cubic Corporation	33,170	1,564
*EMCOR Group, Inc.	73,840	2,140
ESCO Technologies, Inc.	52,565	1,989
G&K Services, Inc. Class “A”	81,575	2,522
*Global Defense Technology & Systems, Inc.	96,231	1,622
*GrafTech International, Ltd.	88,225	1,750
*Hawaiian Holdings, Inc.	185,360	1,453
*Kadant, Inc.	78,982	1,862
Kaydon Corporation	41,430	1,687
*L.B. Foster Co. Class “A”	42,810	1,753
Quanex Building Products Corporation	77,295	1,466
Robbins & Myers, Inc.	55,585	1,989
TAL International Group, Inc.	53,770	1,660

		28,385

Consumer Discretionary—11.8%
*AFC Enterprises, Inc.	116,797	1,623
Ameristar Casinos, Inc.	122,975	1,922
*Carter’s, Inc.	56,580	1,670
Chico’s FAS, Inc.	135,900	1,635
*Gaylord Entertainment Co.	53,795	1,933
*Kirkland’s, Inc.	83,245	1,168
Meredith Corporation	43,395	1,504
*Pacific Sunwear of California, Inc.	385,370	2,089

Issuer	Shares	Value
Common Stocks—(continued)
Consumer Discretionary—11.8%—(continued)
*Pinnacle Entertainment, Inc.	149,380	$2,094
Stage Stores, Inc.	121,600	2,108
The Jones Group, Inc.	102,875	1,599

		19,345

Information Technology—8.5%
ADTRAN, Inc.	48,025	1,739
*Atmel Corporation	102,965	1,268
*Avid Technology, Inc.	101,556	1,773
*Digital River, Inc.	42,250	1,454
Earthlink, Inc.	173,375	1,491
*Integrated Device Technology, Inc.	174,575	1,163
*j2 Global Communications, Inc.	73,955	2,141
*Parametric Technology Corporation	91,595	2,064
*Ultra Clean Holdings	103,843	967

		14,060

Energy—8.5%
Berry Petroleum Co. Class “A”	54,529	2,383
*Forest Oil Corporation	76,863	2,918
*Key Energy Services, Inc.	141,055	1,831
*Magnum Hunter Resources Corporation	153,346	1,104
*Newpark Resources, Inc.	188,760	1,163
*Northern Oil and Gas, Inc.	65,873	1,792
SM Energy Co.	46,880	2,763

		13,954

Utilities—5.9%
Chesapeake Utilities Corporation	43,895	1,823
Cleco Corporation	65,750	2,022
NorthWestern Corporation	64,550	1,861
Portland General Electric Co.	91,275	1,981
UIL Holdings Corporation	65,050	1,949

		9,636

Materials—5.0%
Minerals Technologies, Inc.	41,375	2,707
*PolyOne Corporation	181,875	2,272
*RTI International Metals, Inc.	56,755	1,531
Silgan Holdings, Inc.	47,145	1,688

		8,198

Health Care—4.4%
*CONMED Corporation	31,179	824
*Greatbatch, Inc.	33,960	820
Invacare Corporation	59,130	1,783
*Magellan Health Services, Inc.	46,415	2,195
*Mednax, Inc.	25,083	$1,688

		7,310

Consumer Staples—3.0%
Flowers Foods, Inc.	45,065	1,213
J&J Snack Foods Corporation	28,217	1,361
Spartan Stores, Inc.	134,977	2,288

		4,862

Total Common Stocks—98.9% (cost $136,164)		162,622

See accompanying Notes to Financial Statements.

70 Annual Report	December 31, 2010

Small Cap Value Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Repurchase Agreement
State Street Bank and Trust Company, 0.150% dated 12/31/10, due 1/3/11, repurchase price $3,831, collateralized by U.S. Treasury Note, 2.500%, due 4/30/15	$3,831	$3,831

Total Repurchase Agreement—2.3% (cost $3,831)		3,831

Total Investments—101.2% (cost $139,995)		166,453
Liabilities, plus cash and other assets—(1.2)%		(1,954)

Net assets—100.0%		$164,499

* = Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 71

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

MID CAP VALUE FUND

The Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Mid Cap Value Fund commenced operations on May 3, 2010. Through the seven-month period ending December 31, 2010, the Fund posted an 8.36% increase on a total return basis (Class N Shares). By comparison, the Fund’s benchmark the Russell Midcap® Value Index, gained 7.16% during this period.

The U.S. mid cap value equity market produced its third best calendar year return in the last decade after staging an impressive four-month rally to close out 2010.

The year started off as a continuation of 2009 with better-than-expected corporate earnings propelling stocks higher. Then, during the second quarter, European sovereign debt concerns and fears of a double-dip recession in the U.S. caused a steep mid-year correction. The selloff was short lived, however, as in late August the Federal Reserve signaled a second round of quantitative easing to help keep interest rates low and promote a more sustainable economic recovery. Improved investor sentiment was supported in part by stronger-than-expected retail sales that persisted into the holiday shopping season, U.S. industrial production data that proved better than many had expected at mid-year, and a more pro-business environment in Washington D.C. that emerged after the November elections. Strong growth in the emerging economies also boosted confidence in the reality of a global economic recovery.

The Fund’s outperformance from inception through year end was attributable to strong stock selection. Most of the outperformance came from within Industrials and Information Technology, with Financials and Health Care contributing as well. Consumer Discretionary stock selection was the main area of weakness for the Fund, tempering relative returns.

Two stocks benefitting return during the period were Atmel Corporation and Forest Oil Corporation. Atmel Corporation (ATML) designs, develops and manufactures a range of semiconductor integrated circuit products and touch solutions. The company saw strong business momentum during the year in part due to 1) benefits from Atmel’s restructuring translating into an improved margin structure, 2) continued market share gains in microcontrollers, and 3) dramatic acceleration in touchscreen microcontroller revenue driven by the proliferation of touchscreen enabled mobile devices. We trimmed the Fund’s position on the significant outperformance but still hold a position.

Forest Oil Corporation (FST) is an independent oil and gas company engaged in the acquisition, exploration, development and production of oil, natural gas and natural gas liquids primarily in North America. The stock was a solid performer during the year as the company had solid production from its oil and gas properties. And while dry natural gas prices declined during the year, Forest Oil’s production of liquid natural gas, where prices were stronger, was a benefit to the company. The Fund continues to hold the stock given the company’s productive asset base and experienced management team.

On the other hand, two stocks detracting from performance during the period were Chico’s FAS, Inc. and Petrohawk Energy Corporation. Chico’s FAS (CHS) is a specialty retailer of private branded, casual-to-dressy clothing and accessories primarily for women. The stock underperformed during 2010 as sales came in weaker than elevated expectations and due to some merchandising issues that were company-specific. This caused a reduction in forward earnings guidance and the valuation compressed given the execution issues. The Fund continues to own the stock however, as we believe expectations are more reasonable and we believe the management team will repair the execution issues going forward. Petrohawk

72 Annual Report	December 31, 2010

Energy Corporation (HK) is an independent oil and natural gas company engaged in the exploration, development and production of predominantly onshore natural gas properties in the United States. The stock under-performed as did most dry natural gas companies due to lower natural gas prices (as opposed to most commodities, including crude oil, which rallied during 2010). We added to the Fund’s position on the weakness as the company has solid hedges against falling prices for 2011, and as we expect it to have meaningful future production coming from the more liquids-rich Eagle Ford Shale.

During the fourth quarter specifically, the Fund’s modest underperformance was the result of mixed stock selection across sectors. Stock selection in Consumer Discretionary and Materials pulled down relative results while stock selection in Industrials and Energy were a benefit to relative performance.

Looking ahead, almost universally, market strategists believe 2011 will produce a solid, yet more modest, equity market return in the U.S. Broadly speaking, corporate cash flow generation and profit margins generally are attractive due to effective expense management by U.S. companies. If the past is any indication, these dynamics should eventually entice capital spending and increased hiring by corporations. This would help alleviate one of the main concerns with this recovery, unemployment.

Risks to a full economic recovery loom, yet are well documented. Government budgets at every level are stretched. The extension of the Bush-era federal income tax rates and new payroll tax break, along with the extension of unemployment benefits, help consumers and businesses in the short run, but the long-run impact is yet unknown. The same can be said for the Federal Reserve’s second round of quantitative easing and its impact on longer-term inflation. Rapid growth in emerging economies poses two distinct risks as well: higher commodity price inflation and potentially negative effects from emerging governments’ efforts to combat overheating of their economies.

In the end, however, while we factor various economic scenarios into our stock picking, we focus our time on constructing the fund from a bottom-up perspective. As mentioned above, corporate fundamentals remain attractive. In combination with valuations that are broadly in line with long-term averages, the market outlook remains balanced. And while macroeconomic data largely drove correlated stock prices again in 2010, we expect individual company fundamentals to be the leading determinant of forward stock price returns. As always, we remain focused on finding quality companies at discount prices and corporate transformation opportunities. We believe building a fund with these types of companies should produce solid investment results over the long term.

December 31, 2010	William Blair Funds 73

Mid Cap Value Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

Since Inception(a)
Class N	8.36%
Class I	8.66
Russell Midcap® Value Index	7.16
(a)	For the period May 3, 2010 (Commencement of Operations) to December 31, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Value Index consists of Midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

74 Annual Report	December 31, 2010

Mid Cap Value Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Financials—29.7%
Alexandria Real Estate Equities, Inc.	565	$41
Allied World Assurance Co. Holdings, Ltd.†	770	46
Ameriprise Financial, Inc.	1,140	66
Apartment Investment & Management Co.	1,800	46
Associated Banc-Corp	2,530	38
Brandywine Realty Trust	4,070	47
Comerica, Inc.	1,995	84
Corporate Office Properties Trust	970	34
Discover Financial Services	2,900	54
Fifth Third Bancorp	6,100	90
*Forest City Enterprises, Inc. Class “A”	2,800	47
Host Hotels & Resorts, Inc.	2,410	43
PartnerRe, Ltd.†	495	40
People’s United Financial, Inc.	4,180	59
Realty Income Corporation	1,040	36
SL Green Realty Corporation	550	37
The Hanover Insurance Group, Inc.	1,125	53
Unum Group	1,450	35
Validus Holdings, Ltd.†	1,320	40
Ventas, Inc.	650	34
Washington Federal, Inc.	2,210	37

		1,007

Energy—12.8%
Consol Energy, Inc.	1,035	50
*Forest Oil Corporation	1,895	72
Patterson-UTI Energy, Inc.	1,940	42
*Petrohawk Energy Corporation	2,510	46
Pioneer Natural Resources Co.	720	63
*Rowan Cos., Inc.	1,150	40
SM Energy Co.	1,040	61
*Whiting Petroleum Corporation	510	60

		434

Industrials—12.6%
Armstrong World Industries, Inc.	810	35
Cintas Corporation	1,220	34
Eaton Corporation	550	56
Ingersoll-Rand plc†	1,240	58
Manpower, Inc.	580	36
*Oshkosh Corporation	1,120	40
Parker Hannifin Corporation	640	55
Rockwell Collins, Inc.	750	44
Snap-On, Inc.	640	36
*URS Corporation	800	33

		427

Utilities—10.6%
DTE Energy Co.	1,285	58
Northeast Utilities	1,980	63
NSTAR	1,160	49
PPL Corporation	2,340	62
TECO Energy, Inc.	3,170	56
Xcel Energy, Inc.	3,080	73

		361

† = U.S. listed foreign security

* = Non-income producing securities

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Discretionary—10.4%
Chico’s FAS, Inc.	3,550	$43
*DISH Network Corporation	1,360	27
Fortune Brands, Inc.	620	37
Genuine Parts Co.	690	36
Meredith Corporation	990	34
*Mohawk Industries, Inc.	600	34
Newell Rubbermaid, Inc.	1,940	35
VF Corporation	410	35
Whirlpool Corporation	420	37
Wyndham Worldwide Corporation	1,150	35

		353

Information Technology—6.4%
*Atmel Corporation	2,400	30
*Ingram Micro, Inc. Class “A”	1,600	31
Tellabs, Inc.	6,260	42
VeriSign, Inc.	1,760	57
Xerox Corporation	4,920	57

		217

Materials—6.0%
Airgas, Inc.	470	29
Carpenter Technology Corporation	1,040	42
Lubrizol Corporation	390	42
Sonoco Products Co.	1,450	49
Steel Dynamics, Inc.	2,360	43

		205

Health Care—5.4%
CIGNA Corporation	1,010	37
Hill-Rom Holdings, Inc.	1,215	48
*Laboratory Corporation of America Holdings	510	45
*Mettler-Toledo International, Inc.†	345	52

		182

Consumer Staples—5.3%
Bunge, Ltd.†	445	29
ConAgra Foods, Inc.	1,850	42
Flowers Foods, Inc.	990	27
HJ Heinz Co.	990	49
The Kroger Co.	1,410	31

		178

Total Common Stocks—99.2% (cost $3,174)		$3,364

Repurchase Agreement
State Street Bank and Trust Company, 0.150% dated 12/31/10, due 1/3/11, repurchase price $65, collateralized by U.S. Treasury Note, 2.500%, due 4/30/15	$65	$65

Total Repurchase Agreement—1.9% (cost $65)		65

Total Investments—101.1% (cost $3,239)		3,429
Liabilities, plus cash and other assets—(1.1)%		(36)

Net assets—100.0%		$3,393

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 75

Fixed Income Markets Overview

Fixed Income Funds

2010

After declining for most of the year, interest rates rose sharply during the month of December with the fixed income markets experiencing a bout of volatility reminiscent of one that occurred at about the same time a year ago. Longer-term interest rates spiked higher during the fourth quarter, with the 10-Year U.S. Treasury Note, which finished at 2.51% at the end of the third quarter, ending the fourth quarter at 3.29%.

At the time the Federal Reserve announced a second round of quantitative easing in early November, yields on long-term Treasuries were more or less unchanged from where they had ended the third quarter. The market, however, overestimated the scope and scale of the Fed’s quantitative easing program, and the subsequent decline in prices reflected investor disappointment. The fixed income markets treaded sideways through the second half of December, and moved higher late in the month, reflecting pessimism regarding the U.S. Federal budget deficit. Some market observers attributed the rise in rates and subsequent decline in bond prices to disappointment that the Federal Reserve did not increase the size of its purchases to offset the $858-billion tax cut package approved by Congress. While the tax cut deal is expected to help stimulate the economy, it will also increase the size of the deficit.

Prices of long-term Treasury securities rallied during the third quarter, prompted by expectations that the Federal Reserve would announce a second round of easing. In August, the Federal Reserve acknowledged that its confidence in the economic recovery had dimmed and announced that it would use the proceeds from the monthly amortization of its huge mortgage-bond portfolio to buy long-term Treasury securities.

The Fed’s actions throughout the year have been interpreted by investors as confirmation that the Fed remains concerned about the pace of the economic recovery.

In addition, Federal Reserve Governors, and Chairman Ben Bernanke in particular, have expressed longstanding concern about the danger of deflation, or falling prices, from a lack of demand stemming from slow economic growth, joblessness and weakness in the financial sector. And in one well-known major policy speech delivered in 2002, Bernanke identified asset purchases as a way to stimulate aggregate spending when short-term interest rates have reached zero.

Longer-term interest rates finished the year slightly lower than where they began, with the 10-Year U.S. Treasury Note at 3.29% at December 31, 2010, down from 3.84% at December 31, 2009.

Outlook

We believe the Fed will be successful in its efforts to keep interest rates at lower levels with its asset purchases of Treasury securities. Such moves would assist in helping to engineer further growth in the economy, spur capital expenditures by companies and bring inflation back into a range that the Federal Reserves considers acceptable. Consequently, we would expect TIPs (Treasury Inflation-Protected Securities) to outperform nominal Treasuries in such an environment, which would benefit our Bond and Income Funds.

Until fundamentals in the economy show significant signs of improvement—including gains in employment and strength in the housing market—and until inflation picks up, we believe the Fed will leave its Federal Funds target rate unchanged at 0.0% to 0.25%.

76 Annual Report	December 31, 2010

We believe interest rates will remain low and could very well remain so through the balance of 2011 and into 2012.

Finally, we are closely monitoring the Corporate Bond market for signs of leveraged buy-out (LBO) risk. As the economy strengthens and business conditions improve, companies become candidates for acquisition by private equity investors, who finance their purchases with debt, leveraging the companies’ balance sheets, and deteriorating the company’s credit profile. This can have a very adverse effect when this happens to companies whose debt had been rated investment grade. We research each credit and study the characteristics of the underlying market to avoid investing in bonds of companies we suspect could be LBO targets.

December 31, 2010	William Blair Funds 77

Christopher T. Vincent

Paul J. Sularz

BOND FUND

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Bond Fund

The Bond Fund posted a 7.86% increase on a total return basis (Class N Shares) for the 12 months ended December 31, 2010. By comparison, the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, gained 6.54%.

Security selection within the Mortgage-backed and Corporate bond sectors was the main reason the Fund outperformed the Fund’s benchmark during 2010. The Fund’s underweight position in U.S. Treasury securities versus the Index also benefitted the Fund.

Within our Mortgage-backed securities holdings, we favor securities that we believe are less likely to be refinanced through emphasizing specified pools with either low loan balances or above-market coupon rates. Put simply, we are seeking pools least likely to be “called away,” or pre-paid as interest rates decline and refinancings increase. The Fund has benefitted from this strategy, especially given the fact that lenders have more stringent financial criteria in place for borrowers to refinance their existing mortgages. Higher coupon mortgages, in turn, provide a cushion through better convexity characteristics, because they typically do not decline as much when interest rates fall. Finally, this strategy enables the Fund to generate and maintain the Fund’s cash flow and current income.

The Fund’s holdings of high yield Corporate bonds performed strongly, as did its holdings of investment grade Corporate securities. In particular, Ford Motor Credit was a standout performer. Ford Motor Credit has been upgraded several times this year, and Ford’s Chairman has indicated the company’s Corporate bonds could be rated investment grade within a years’ time. We have confidence in Ford’s restructuring and the positive changes to their product line. Another strong performer was Georgia Pacific, which we believe has a strong management team, disciplined business process and strong cash flows.

With interest rates at historically low levels, the Fund has been defensively positioned against a rising rate environment. This did occur during the fourth quarter. The Fund’s underweight exposure to Treasuries—versus its benchmark Index—provided underlying support to the Fund, especially as Treasury rates rose and risk spreads narrowed.

The Fund’s modest holdings in REITs were slight detractors to performance. We prefer to invest in REITs as a surrogate for Commercial Mortgage-backed securities (to which we were underweight). This theme is a bias of our portfolio construction process, as we prefer to hold REITs, which are backed by a dynamic pool of properties, instead of Commercial Mortgage-backed securities, which are comprised of a static pool of properties. This theme had a small negative impact during the fourth quarter, as Commercial Mortgage-backed securities was the best-performing sector of the investment-grade market.

The Fund continues to maintain its overweight position versus its benchmark to “spread” products such as Corporate Bonds, Mortgage-backed and Asset-backed securities. The Fund maintains its exposure to Treasury Securities through its holdings of TIPs (Treasury Inflation-Protected Securities.).

In particular, the Fund maintains an overweight allocation to Corporate Bonds. In the current low growth, low inflation environment, corporate balance sheets have improved drastically,

78 Annual Report	December 31, 2010

which improves the quality profile of corporate bonds. Investment ratings on some securities have risen. We believe that U.S. GDP growth will likely remain subpar due to structural unemployment in the U.S. economy. We believe this current environment is one that should remain favorable for Corporate Bonds.

At year end, the Bond Fund’s average maturity stood at 6.8 years, while its duration was 4.7 years.

December 31, 2010	William Blair Funds 79

Bond Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

	1 Year	3 Year	Since Inception(a)
Class N	7.86%	6.80%	6.48%
Class I	7.89	6.93	6.62
Barclays Capital U.S. Aggregate Bond Index	6.54	5.90	6.14
(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

80 Annual Report	December 31, 2010

Bond Fund

Portfolio of Investments, December 31, 2010 (all amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—45.9%
U.S. Treasury Inflation Indexed Notes/Bonds—7.8%
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	$7,982	$10,705
U.S. Treasury Inflation Indexed Note, 1.875%, due 7/15/13	625	667
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	3,253	3,626

Total U.S. Treasury Inflation Indexed Notes/Bonds		14,998

U.S. Treasury—1.6%
U.S. Treasury Bond, 3.875%, due 8/15/40	500	460
U.S. Treasury Note, 2.625%, due 8/15/20	1,350	1,280
U.S. Treasury Strip Principal, 0.000%, due 5/15/20	2,000	1,451

Total U.S. Treasury Obligations		3,191

Government National Mortgage Association (GNMA)—0.9%
GNR 2004-2 M5, 4.891%, due 7/16/34	125	134
GNR 2006-67 GB, 4.470%, due 9/16/34, VRN	1,540	1,667

Total GNMA Mortgage Obligations		1,801

Federal Home Loan Mortgage Corp. (FHLMC)—7.8%
#G90024, 7.000%, due 1/20/13	33	35
#G30093, 7.000%, due 12/1/17	38	42
#G30255, 7.000%, due 7/1/21	79	90
#G12792, 4.500%, due 12/1/21	467	493
#D95897, 5.500%, due 3/1/23	246	264
#G30372, 5.000%, due 9/1/27	578	613
#G01728, 7.500%, due 7/1/32	306	352
#C01385, 6.500%, due 8/1/32	392	441
#G02141, 6.000%, due 3/1/36	1,887	2,086
#A62179, 6.000%, due 6/1/37	1,013	1,120
#A63539, 6.000%, due 7/1/37	1,263	1,396
#G03170, 6.500%, due 8/1/37	1,901	2,124
#A66843, 6.500%, due 10/1/37	1,021	1,156
#A78138, 5.500%, due 6/1/38	1,396	1,514
#A81799, 6.500%, due 9/1/38	2,862	3,241

Total FHLMC Mortgage Obligations		14,967

Federal National Mortgage Association (FNMA)—27.8%
#535559, 7.500%, due 9/1/12	70	70
#598453, 7.000%, due 6/1/15	1	1
#689612, 5.000%, due 5/1/18	415	444
#695910, 5.000%, due 5/1/18	735	794
#747903, 4.500%, due 6/1/19	386	408
#745735, 5.000%, due 3/1/21	909	975
#253847, 6.000%, due 5/1/21	245	268
#900725, 6.000%, due 8/1/21	213	233
#AD8164, 4.000%, due 8/1/25	1,220	1,269
#545437, 7.000%, due 2/1/32	205	234
#545759, 6.500%, due 7/1/32	2,203	2,478
#254548, 5.500%, due 12/1/32	893	961
#684601, 6.000%, due 3/1/33	2,114	2,357
#190340, 5.000%, due 9/1/33	1,877	1,985
#254868, 5.000%, due 9/1/33	918	971
#555800, 5.500%, due 10/1/33	405	437

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#725027, 5.000%, due 11/1/33			$730	$772
#555880, 5.500%, due 11/1/33			482	520
#555946, 5.500%, due 11/1/33			827	897
#756153, 5.500%, due 11/1/33			2,305	2,499
#725231, 5.000%, due 2/1/34			760	803
#725205, 5.000%, due 3/1/34			1,619	1,712
#725220, 5.000%, due 3/1/34			703	743
#725232, 5.000%, due 3/1/34			3,511	3,714
#725238, 5.000%, due 3/1/34			1,609	1,701
#763798, 5.500%, due 3/1/34			491	532
#725424, 5.500%, due 4/1/34			517	557
#725611, 5.500%, due 6/1/34			488	526
#786546, 6.000%, due 7/1/34			922	1,019
#787816, 6.000%, due 7/1/34			928	1,029
#190353, 5.000%, due 8/1/34			539	570
#357883, 5.000%, due 5/1/35			1,146	1,212
#745092, 6.500%, due 7/1/35			601	676
#357944, 6.000%, due 9/1/35			118	130
#829306, 6.000%, due 9/1/35			326	361
#843487, 6.000%, due 10/1/35			274	304
#849191, 6.000%, due 1/1/36			177	195
#848782, 6.500%, due 1/1/36			829	930
#745349, 6.500%, due 2/1/36			1,139	1,287
#831540, 6.000%, due 6/1/36			218	240
#745802, 6.000%, due 7/1/36			654	726
#886220, 6.000%, due 7/1/36			1,128	1,251
#893318, 6.500%, due 8/1/36			252	282
#909480, 6.000%, due 2/1/37			1,408	1,557
#256859, 5.500%, due 8/1/37			968	1,027
#928561, 6.000%, due 8/1/37			814	903
#948689, 6.000%, due 8/1/37			2,073	2,271
#888967, 6.000%, due 12/1/37			1,795	1,991
#962058, 6.500%, due 3/1/38			3,222	3,659
#934006, 6.500%, due 9/1/38			1,646	1,868
#986856, 6.500%, due 9/1/38			1,095	1,228

Total FNMA Mortgage Obligations				53,577

Non-Agency Mortgage-Backed Obligations—1.5%
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, 7/25/18	CCC		228	163
First Plus Home Loan Trust, 1997-4, Tranche M1, 7.640%, 9/11/23§**	C		199	170
Renaissance Home Equity Loan Trust, 2004-2, Tranche M5, 6.455%, 7/25/34	A2		463	113
First Horizon Asset Securities, Inc., 2004-AR4, Tranche 3A1, 4.677%, 8/25/34, VRN	AAA		549	510
Soundview Home Equity Loan Trust, 2005-B, Tranche M1, 6.135%, 5/25/35	AA	+	14	14
Chase Mortgage Finance Corporation, 2006-A1, Tranche 2A3, 6.000%, 9/25/36, VRN	Caa2		2,460	1,938

Total Non-Agency Mortgage-Backed Obligations				2,908

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 81

Bond Fund

Portfolio of Investments, December 31, 2010 (all amounts in thousands)

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Consumer Asset-Backed Securities—3.9%
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	Aa1		$2,000	$2,190
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-2A, Tranche A, 5.680%, 2/20/14	Aaa		2,000	2,143
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa		2,230	2,333
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2		874	903

Total Consumer Asset-Backed Securities				7,569

Corporate Obligations—46.1%
Citigroup, Inc., 5.500%, due 4/11/13	A	+	1,500	1,597
General Electric Capital Corporation, 4.800%, due 5/1/13	AA	+	600	641
Kansas City Southern de Mexico S.A. de C.V., 7.625%, due 12/1/13	BB		1,200	1,242
CME Group, Inc., 5.750%, due 2/15/14	AA		700	775
PACCAR, Inc., 6.875%, due 2/15/14	A	+	800	918
General Electric Capital Corporation, 5.900%, due 5/13/14	AA	+	225	249
Bank of America Corporation, 7.375%, due 5/15/14	A	+	700	778
American Express Co., 7.250%, due 5/20/14	A	+	500	570
Capital One Financial Corporation, 7.375%, due 5/23/14	A-		1,235	1,405
Macquarie Group Ltd.—144A, 7.300%, due 8/1/14	A2		1,000	1,092
Petrohawk Energy Corporation, 10.500%, due 8/1/14	B	+	1,000	1,140
AT&T, Inc., 5.100%, due 9/15/14	A2		1,250	1,368
D.R. Horton, Inc., 5.625%, due 9/15/14	BB		1,500	1,530
Corporation Nacional del Cobre de Chile—144A, 4.750%, due 10/15/14	A1		1,350	1,442
Boeing Capital Corporation, 3.250%, due 10/27/14	A	+	1,400	1,459
Crown Castle International Corporation, 9.000%, due 1/15/15	BB-		1,000	1,105
EI du Pont de Nemours & Co., 3.250%, due 1/15/15	A		500	519
Georgia-Pacific LLC—144A, 7.000%, due 1/15/15	BBB		500	519
The Kroger Co., 4.950%, due 1/15/15	BBB		1,175	1,269
Simon Property Group L.P., 4.200%, due 2/1/15	A-		1,500	1,568

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Corporate Obligations—(continued)
Yum! Brands, Inc., 4.250%, due 9/15/15	BBB-		$350	$369
Fiserv, Inc., 3.125%, due 10/1/15	Baa2		1,825	1,807
Cisco Systems, Inc., 5.500%, due 2/22/16	A	+	2,000	2,282
Yum! Brands, Inc., 6.250%, due 4/15/16	BBB-		700	791
Owens-Brockway Glass Container, Inc., 7.375%, due 5/15/16	BB	+	1,250	1,328
SABMiller plc—144A, 6.500%, due 7/1/16	BBB	+	700	811
Petrobras International Finance Co., 6.125%, due 10/6/16	Baa1		1,350	1,485
EI du Pont de Nemours & Co., 5.250%, due 12/15/16	A		500	559
Comcast Corporation, 6.500%, due 1/15/17	BBB	+	350	403
Corrections Corporation of America, 7.750%, due 6/1/17	BB		1,250	1,327
ERP Operating L.P., 5.750%, due 6/15/17	BBB	+	1,100	1,205
JPMorgan Chase & Co., 6.125%, due 6/27/17	A1		600	658
American Express Co., 6.150%, due 8/28/17	A	+	1,000	1,127
Exelon Generation Co. LLC, 6.200%, due 10/1/17	A3		1,100	1,231
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-		950	1,121
Triumph Group, Inc., 8.000%, due 11/15/17	B	+	1,500	1,560
Union Pacific Corporation, 5.750%, due 11/15/17	BBB	+	800	898
Wells Fargo & Co., 5.625%, due 12/11/17	AA-		1,000	1,107
Kohl’s Corporation, 6.250%, due 12/15/17	BBB	+	350	404
American Tower Corporation, 4.500%, due 1/15/18	Baa3		1,150	1,140
Morgan Stanley, 6.625%, due 4/1/18	A		950	1,031
General Electric Capital Corporation, 5.625%, due 5/1/18	AA	+	350	382
Philip Morris International, Inc., 5.650%, due 5/16/18	A		1,000	1,127
Time Warner Cable, Inc., 6.750%, due 7/1/18	BBB		1,000	1,166
Merrill Lynch & Co., Inc., 6.875%, due 11/15/18	A	+	1,075	1,158
Anheuser-Busch InBev Worldwide, Inc.—144A, 7.750%, due 1/15/19	BBB	+	700	871
FedEx Corporation, 8.000%, due 1/15/19	BBB		750	925
CSX Corporation, 7.375%, due 2/1/19	BBB-		800	965
Honeywell International, Inc., 5.000%, due 2/15/19	A		925	1,013

See accompanying Notes to Financial Statements.

82 Annual Report	December 31, 2010

Bond Fund

Portfolio of Investments, December 31, 2010 (all amounts in thousands)

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Corporate Obligations—(continued)
Pfizer, Inc., 6.200%, due 3/15/19	AA		$1,250	$1,464
BHP Billiton Finance USA, Ltd., 6.500%, due 4/1/19	A	+	1,300	1,546
Owens Corning, 9.000%, due 6/15/19	BBB-		950	1,115
Jefferies Group, Inc., 8.500%, due 7/15/19	BBB		1,300	1,486
Discovery Communications LLC, 5.625%, due 8/15/19	Baa2		500	549
Roper Industries, Inc., 6.250%, due 9/1/19	BBB-		1,225	1,356
Boston Properties L.P., 5.875%, due 10/15/19	A-		1,500	1,627
Toll Brothers Finance Corporation, 6.750%, due 11/1/19	BBB-		500	525
Macquarie Group Ltd.—144A, 6.000%, due 1/14/20	A2		250	251
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	Ba2		1,515	1,763
Jarden Corporation, 7.500%, due 1/15/20	B		1,500	1,564
Motiva Enterprises LLC—144A, 5.750%, due 1/15/20	A		1,500	1,683
Johnson Controls, Inc., 5.000%, due 3/30/20	BBB	+	1,625	1,726
United Technologies Corporation, 4.500%, due 4/15/20	A	+	1,500	1,575
Iron Mountain, Inc., 8.000%, due 6/15/20	B	+	1,250	1,312
The Goldman Sachs Group, Inc., 6.000%, due 6/15/20	A1		1,800	1,945
Commonwealth Edison Co., 4.000%, due 8/1/20	A-		1,000	984
Alcoa, Inc., 6.150%, due 8/15/20	BBB-		1,775	1,823
Omnicom Group, Inc., 4.450%, due 8/15/20	A-		1,975	1,933
The Goodyear Tire & Rubber Co., 8.250%, due 8/15/20	B	+	700	724
Ras Laffan Liquefied Natural Gas Co., Ltd. II—144A, 5.298%, due 9/30/20	Aa2		385	404
BE Aerospace, Inc., 6.875%, due 10/1/20	BB		650	671
Celgene Corporation, 3.950%, due 10/15/20	BBB	+	500	475

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

VRN = Variable Rate Note

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.09% of the Fund’s net assets at December 31, 2010.

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.09% of the Fund’s net assets at December 31, 2010.

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Corporate Obligations—(continued)
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	BBB		$500	$494
Southwest Airlines Co. 2007-1 Pass Through Trust, 6.150%, due 8/1/22	A		664	730
The Kroger Co., 8.000%, due 9/15/29	BBB		325	408
Conoco Funding Co., 7.250%, due 10/15/31	A1		400	495
Kohl’s Corporation, 6.000%, due 1/15/33	BBB	+	1,000	1,020
Wisconsin Electric Power Co., 5.700%, due 12/1/36	A	+	500	526
Comcast Corporation, 6.450%, due 3/15/37	BBB	+	650	695
Yum! Brands, Inc., 6.875%, due 11/15/37	BBB-		600	681
JPMorgan Chase & Co., 6.400%, due 5/15/38	Aa3		900	1,021
COX Communications, Inc.—144A, 6.950%, due 6/1/38	Baa2		350	389
General Electric Capital Corporation, 6.875%, due 1/10/39	AA	+	750	867
Burlington Northern Santa Fe LLC, 5.750%, due 5/1/40	A3		1,515	1,567

Total Corporate Obligations				88,831

Total Long-Term Investments—97.4% (cost $178,039)				187,842

Repurchase Agreement
State Street Bank and Trust Company, 0.150% dated 12/31/10, due 1/3/11, repurchase price $3,285, collateralized by U.S. Treasury Note, 2.750%, due 12/31/17	AAA		3,285	3,285

Total Repurchase Agreement—1.7% (cost $3,285)				3,285

Total Investments—99.1% (cost $181,324)				191,127
Cash and other assets, less liabilities—0.9%				1,649

Net assets—100.0%				$192,776

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 83

Christopher T. Vincent

INCOME FUND

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Income Fund

The Income Fund posted a 6.04% increase on a total return basis (Class N Shares) for the 12 months ended December 31, 2010. By comparison, the Fund’s benchmark, the Barclays Capital Intermediate Government/Credit Bond Index, gained 5.89%.

Security selection within the Mortgage-backed and Corporate bond sectors was the main reason the Fund outperformed the Fund’s benchmark in 2010. The Fund’s underweight position in U.S. Treasury securities versus the Index also benefitted the Fund.

Within our Mortgage-backed securities holdings, we favor securities that we believe are less likely to be refinanced through emphasizing specified pools with either low loan balances or above-market coupon rates. Put simply, we are seeking pools least likely to be “called away,” or pre-paid as interest rates decline and refinancings increase. The Fund has benefitted from this strategy, especially given the fact that lenders have more stringent financial criteria in place for borrowers to refinance their existing mortgages. Higher coupon mortgages, in turn, provide a cushion through better convexity characteristics, because they typically do not decline as much when interest rates fall. Finally, this strategy enables the Fund to generate and maintain the Fund’s cash flow and current income.

Although high yield bonds were the best-performing sector of the Corporate bond market, the Fund’s lack of exposure to this sector (the Fund, has an investment policy restricting it from investing in high yield bonds) did not impact it negatively. It also should be noted that Fund has an upper limit with respect to holdings of BBB-rated securities, while the Index does not. Conversely, the Fund has the ability to invest in Mortgage-backed securities, which outperformed during the fourth quarter, while the benchmark Index does not include these securities.

With interest rates at historically low levels, the Fund has been defensively positioned against a rising rate environment. This did occur during the fourth quarter. The Fund’s underweight exposure to Treasuries—versus its benchmark Index—provided underlying support to the Fund, especially as Treasury rates rose and risk spreads narrowed.

The Fund’s modest holdings in REITs were slight detractors to performance. We prefer to invest in REITs as a surrogate for Commercial Mortgage-backed securities (to which we were underweight). This theme is a bias of our portfolio construction process, as we prefer to hold REITs, which are backed by a dynamic pool of properties, instead of Commercial Mortgage-backed securities, which are comprised of a static pool of properties. This theme had a small negative impact during the fourth quarter, as Commercial Mortgage-backed securities was the best-performing sector of the investment-grade market.

The Fund continues to maintain its overweight position versus its benchmark to “spread” products such as Corporate Bonds, Mortgage-backed and Asset-backed securities. The Fund maintains its exposure to Treasury Securities through its holdings of TIPs (Treasury Inflation-Protected Securities.).

In particular, the Fund maintains an overweight allocation to Corporate Bonds. In the current low growth, low inflation environment, corporate balance sheets have improved drastically, which improves the quality profile of corporate bonds. Investment ratings on some securities have risen. We believe that U.S. GDP growth will likely remain subpar due to structural unemployment in the U.S. economy. We believe this current environment is one that should remain favorable for Corporate bonds.

At year end, the Income Fund’s average maturity stood at 4.6 years, while its duration was 3.7 years.

84 Annual Report	December 31, 2010

Income Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

	1 Year	3 Year	5 Year	10 Year
Class N	6.04%	4.36%	3.67%	4.13%
Class I	6.33	4.53	3.85	4.29
Barclays Capital Intermediate Government/Credit Bond Index	5.89	5.40	5.53	5.51

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

December 31, 2010	William Blair Funds 85

Income Fund

Portfolio of Investments, December 31, 2010 (all amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—35.6%
U.S. Treasury Inflation Indexed Notes/Bonds—3.7%
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17 $	$3,796	$4,230

U.S. Treasury—5.2%
U.S. Treasury Note, 5.125%, due 5/15/16	1,000	1,152
U.S. Treasury Note, 3.125%, due 5/15/19	1,500	1,516
U.S. Treasury Note, 2.625%, due 8/15/20	2,500	2,370
U.S. Treasury Strip Principal, 0.000%, due 5/15/20	1,185	860

Total U.S. Treasury Obligations		5,898

Government National Mortgage Association (GNMA)—0.3%
#780405, 9.500%, due 11/15/17	152	167
#357322, 7.000%, due 9/15/23	98	111

Total GNMA Mortgage Obligations		278

Federal Home Loan Mortgage Corp. (FHLMC)—9.2%
#M80925, 5.000%, due 6/1/11	286	292
#E00436, 7.000%, due 6/1/11	18	18
#G10708, 6.500%, due 8/1/12	25	26
#E72924, 7.000%, due 10/1/13	253	266
#E81703, 7.000%, due 5/1/15	276	295
#E81697, 8.000%, due 5/1/15	729	798
#E81908, 8.500%, due 12/1/15	39	44
#J02184, 8.000%, due 4/1/16	445	480
#G90022, 8.000%, due 9/17/16	227	245
#M30028, 5.500%, due 5/1/17	56	58
#E90398, 7.000%, due 5/1/17	635	693
#E96536, 5.000%, due 3/1/18	799	852
#E97112, 4.000%, due 5/1/18	336	350
#B13459, 4.500%, due 4/1/19	241	254
#C67537, 9.500%, due 8/1/21	11	11
#D95621, 6.500%, due 7/1/22	1,833	2,031
#A45790, 7.500%, due 5/1/35	354	407
#G02141, 6.000%, due 3/1/36	1,050	1,161
#A81799, 6.500%, due 9/1/38	1,829	2,071

Total FHLMC Mortgage Obligations		10,352

Federal National Mortgage Association (FNMA)—17.2%
#313816, 6.000%, due 4/1/11	3	3
#577395, 10.000%, due 8/1/11	5	5
#254788, 6.500%, due 4/1/13	69	71
#725315, 8.000%, due 5/1/13	78	82
#593561, 9.500%, due 8/1/14	133	146
#567027, 7.000%, due 9/1/14	545	583
#567026, 6.500%, due 10/1/14	437	477
#458124, 7.000%, due 12/15/14	72	78
#576554, 8.000%, due 1/1/16	609	671
#576553, 8.000%, due 2/1/16	944	1,062
#555747, 8.000%, due 5/1/16	89	94
#735569, 8.000%, due 10/1/16	565	622
#725410, 7.500%, due 4/1/17	337	356
#643217, 6.500%, due 6/1/17	179	195

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#679247, 7.000%, due 8/1/17			$755	$845
#685194, 4.500%, due 3/1/18			1,164	1,233
#689334, 5.000%, due 3/1/18			170	182
#695910, 5.000%, due 5/1/18			735	794
#740847, 6.000%, due 10/1/18			469	511
#323501, 6.500%, due 1/1/19			146	160
#255358, 5.000%, due 9/1/19			215	230
#852864, 7.000%, due 7/1/20			1,597	1,803
#458147, 10.000%, due 8/15/20			389	438
#835563, 7.000%, due 10/1/20			691	773
#735574, 8.000%, due 3/1/22			408	481
#679253, 6.000%, due 10/1/22			930	1,023
FNR G93-19 SH, 11.234%, due 4/25/23, VRN			11	14
#AD8164, 4.000%, due 8/1/25			975	1,015
#AE1176, 4.000%, due 8/1/25			977	1,016
#255956, 5.500%, due 10/1/25			188	202
#806458, 8.000%, due 6/1/28			392	452
#880155, 8.500%, due 7/1/29			782	907
#797846, 7.000%, due 3/1/32			988	1,106
#745519, 8.500%, due 5/1/32			232	269
#654674, 6.500%, due 9/1/32			238	268
#733897, 6.500%, due 12/1/32			280	318
#886220, 6.000%, due 7/1/36			937	1,039

Total FNMA Mortgage Obligations				19,524

Non-Agency Mortgage-Backed Obligations—1.0%
First Plus Home Loan Trust, 1997-4, Tranche M1, 7.640%, 9/11/23**§	C		676	578
First Plus Home Loan Trust, 1997-4, Tranche M2, 7.830%, 9/11/23**§	C		143	106
First Plus Home Loan Trust, 1998-3, Tranche M2, 7.920%, 5/10/24**§	Caa1		256	234
Lehman Structured Securities Corp.—144A, 2004-2, Tranche M1, 2.783%, 2/28/33, VRN§	CCC		403	162
ABFS Mortgage Loan Trust, 2002-2, Tranche A7, 5.715%, 7/15/33	AAA		2	2
Soundview Home Equity Loan Trust, 2005-B, Tranche M1, 6.135%, 5/25/35	AA	+	35	35

Total Non-Agency Mortgage-Backed Obligations				1,117

Consumer Asset-Backed Securities—8.2%
Ford Credit Auto Owner Trust, 2010-B, Tranche A2, 0.650%, 12/15/12	Aaa		500	500
Citibank Credit Card Issuance Trust, 2009-A3, Tranche A3, 2.700%, 6/24/13	AAA		965	976

See accompanying Notes to Financial Statements.

86 Annual Report	December 31, 2010

Income Fund

Portfolio of Investments, December 31, 2010 (all amounts in thousands)

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Consumer Asset-Backed Securities—(continued)
John Deere Owner Trust, 2009-A, Tranche A3, 2.590%, 10/15/13	AAA		$273	$275
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	Aa1		1,000	1,095
Harley-Davidson Motorcycle Trust, 2009-1, Tranche A3, 3.190%, 11/15/13	AAA		586	594
Mercedes-Benz Auto Receivables Trust, 2009-1, Tranche A3, 1.670%, 1/15/14	AAA		405	409
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-2A, Tranche A, 5.680%, 2/20/14	Aaa		1,500	1,607
Volkswagen Auto Lease Trust, 2009-A, Tranche A4, 4.590%, 3/17/14	AAA		500	513
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa		1,500	1,570
Chase Issuance Trust, 2008-A10, Tranche A10, 1.010%, 8/17/15, VRN	AAA		1,500	1,518
Chase Issuance Trust, 2008-A3, Tranche A, 1.360%, 3/15/16, VRN	AAA		250	256

Total Consumer Asset-Backed Securities				9,313

Corporate Obligations—52.4%
Wisconsin Energy Corporation, 6.500%, due 4/1/11	A3		1,250	1,268
Eli Lilly & Co., 3.550%, due 3/6/12	AA	-	500	516
BHP Billiton Finance USA, Ltd., 5.125%, due 3/29/12	A	+	1,195	1,257
Morgan Stanley, 6.600%, due 4/1/12	A		1,600	1,705
PepsiCo, Inc., 4.650%, due 2/15/13	Aa3		540	582
Citigroup, Inc., 5.500%, due 4/11/13	A	+	1,000	1,065
General Electric Capital Corporation, 4.800%, due 5/1/13	AA	+	1,500	1,604
Novartis Capital Corporation, 4.125%, due 2/10/14	Aa2		1,000	1,067
CME Group, Inc., 5.750%, due 2/15/14	AA		1,000	1,107
PACCAR, Inc., 6.875%, due 2/15/14	A	+	1,000	1,147
PepsiAmericas, Inc., 4.375%, due 2/15/14	Aa3		500	541
Coca-Cola Enterprises, Inc., 7.375%, due 3/3/14	A	+	900	1,049
General Electric Capital Corporation, 5.900%, due 5/13/14	AA	+	225	249

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Corporate Obligations—(continued)
Bank of America Corporation, 7.375%, due 5/15/14	A	+	$500	$556
St. Jude Medical, Inc., 3.750%, due 7/15/14	A		500	529
AT&T, Inc., 5.100%, due 9/15/14	A2		1,750	1,915
Corporation Nacional del Cobre de Chile—144A, 4.750%, due 10/15/14	A1		1,000	1,068
Boeing Capital Corporation, 3.250%, due 10/27/14	A	+	1,000	1,042
EI du Pont de Nemours & Co., 3.250%, due 1/15/15	A		1,200	1,245
Simon Property Group L.P., 4.200%, due 2/1/15	A	-	1,125	1,176
United Technologies Corporation, 4.875%, due 5/1/15	A	+	1,000	1,107
Cisco Systems, Inc., 5.500%, due 2/22/16	A	+	1,250	1,426
Yum! Brands, Inc., 6.250%, due 4/15/16	BBB	-	750	848
Petrobras International Finance Co., 6.125%, due 10/6/16	Baa1		1,000	1,100
BHP Billiton Finance USA, Ltd., 5.400%, due 3/29/17	A	+	1,000	1,107
ERP Operating L.P., 5.750%, due 6/15/17	BBB	+	1,000	1,096
JPMorgan Chase & Co., 6.125%, due 6/27/17	A1		1,750	1,920
Kimberly-Clark Corporation, 6.125%, due 8/1/17	A		1,000	1,167
American Express Co., 6.150%, due 8/28/17	A	+	1,500	1,691
IBM Corporation, 5.700%, due 9/14/17	Aa3		1,750	2,009
Exelon Generation Co. LLC, 6.200%, due 10/1/17	A3		2,000	2,238
Tesco plc—144A, 5.500%, due 11/15/17	A	-	1,750	1,952
Abbott Laboratories, 5.600%, due 11/30/17	AA		500	572
Wells Fargo & Co., 5.625%, due 12/11/17	AA	-	750	830
American Tower Corporation, 4.500%, due 1/15/18	Baa3		500	496
Philip Morris International, Inc., 5.650%, due 5/16/18	A		1,250	1,409
Time Warner Cable, Inc., 6.750%, due 7/1/18	BBB		750	874
Anheuser-Busch InBev Worldwide, Inc.—144A, 7.750%, due 1/15/19	BBB	+	800	996
FedEx Corporation, 8.000%, due 1/15/19	BBB		750	925
Honeywell International, Inc., 5.000%, due 2/15/19	A		1,225	1,341
The Procter & Gamble Co., 4.700%, due 2/15/19	AA	-	500	541
Unilever Capital Corporation, 4.800%, due 2/15/19	A	+	500	541

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 87

Income Fund

Portfolio of Investments, December 31, 2010 (all amounts in thousands)

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Corporate Obligations—(continued)
Pfizer, Inc., 6.200%, due 3/15/19	AA		$1,000	$1,171
Jefferies Group, Inc., 8.500%, due 7/15/19	BBB		700	800
Boston Properties L.P., 5.875%, due 10/15/19	A	-	1,350	1,464
Macquarie Group Ltd.—144A, 6.000%, due 1/14/20	A2		1,000	1,004
Motiva Enterprises LLC—144A, 5.750%, due 1/15/20	A		1,000	1,122
Johnson Controls, Inc., 5.000%, due 3/30/20	BBB	+	1,000	1,062
The Goldman Sachs Group, Inc., 6.000%, due 6/15/20	A1		1,000	1,081
Alcoa, Inc., 6.150%, due 8/15/20	BBB	-	750	770
Omnicom Group, Inc., 4.450%, due 8/15/20	A	-	750	734
Ras Laffan Liquefied Natural Gas Co., Ltd. II—144A, 5.298%, due 9/30/20	Aa2		1,202	1,261
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	BBB		450	445
Southwest Airlines Co. 2007-1 Pass Through Trust, 6.150%, due 8/1/22	A		1,460	1,606

Total Corporate Obligations				59,394

Total Long-Term Investments—97.2% (cost $104,251)				110,106

Repurchase Agreement
State Street Bank and Trust Company, 0.150% dated 12/31/10, due 1/3/11, repurchase price $1,676, collateralized by U.S. Treasury Bill, 2.750%, due 12/31/17	AAA		1,676	1,676

Total Repurchase Agreement—1.5% (cost $1,676)				1,676

Total Investments—98.7% (cost $105,927)				111,782
Cash and other assets, less liabilities—1.3%				1,495

Net assets—100.0%				$113,277

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

VRN = Variable Rate Note

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. These holdings represent 0.81% of the Fund’s net assets at December 31, 2010.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.95% of the Fund’s net assets at December 31, 2010.

See accompanying Notes to Financial Statements.

88 Annual Report	December 31, 2010

Christopher T. Vincent

Paul J. Sularz

LOW DURATION FUND

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Low Duration Fund posted a 1.86% increase on a total return basis (Class N Shares) for the 12 months ended December 31, 2010. By comparison, the Fund’s benchmark, the Merrill Lynch 1-Year U.S. Treasury Note Index, gained 0.83%.

The Fund had a very positive first year, with the Fund meeting its objective of outperforming its Merrill Lynch 1-Year U.S. Treasury Note Index benchmark. We believe the Fund has been able to accomplish this objective without sacrificing credit quality. The Fund does not own securities with a rating below “A” from a Nationally Recognized Statistical Rating Organization.

The month of December, in particular, was reminiscent of the period one year ago when the Fund was launched, with interest rates rising sharply and market volatility high. Part of this was a function of the U.S. Government’s Treasury auction occurring during a period of very thinly traded markets at the end of the year.

The majority of the Fund’s portfolio is invested in seasoned U.S. Government-guaranteed short duration Mortgage-backed Fannie Mae and Freddie Mac securities. This is the Fund’s major sector emphasis. We favor such securities because they pay monthly principal and interest, which we then are able to reinvest. The benefits of this strategy are evident in a rising rate environment such as the one we experienced during December.

Assets in this new Fund continued to build since the Fund’s inception on December 1, 2009, with assets increasing to a new “high watermark” of approximately $142 million at December 31, 2010.

We continued to invest in new Consumer Asset-backed securities (such as “top tier” banks and auto receivables) as well as seasoned U.S. Agency Mortgage-backed securities and Corporate Bonds with a rating of single-A or higher.

We consider the Consumer Asset-backed securities that the Fund invests in to be highly liquid. Nearly a third of these investments are floating rate instruments that reset on a monthly basis.

The Fund kept its exposure to cash and cash equivalents extremely low, given the very low rates currently available from money market instruments.

We have increased the Fund’s holdings of Asset-backed securities whose coupons are reset monthly and are tied to LIBOR—the London Interbank Offered Rate. The income from these securities will rise with any increase in rates and will protect the Fund against falling prices.

December 31, 2010	William Blair Funds 89

Low Duration Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

	1 Year	Since Inception(a)
Class N	1.86%	1.15%
Class I	1.89	1.19
Merrill Lynch 1-Year U.S. Treasury Note Index	0.83	0.62
(a)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

90 Annual Report	December 31, 2010

Low Duration Fund

Portfolio of Investments, December 31, 2010 (all amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—41.6%
U.S. Treasury—2.1%
U.S. Treasury Note, 0.500%, due 11/15/13	$3,000	$2,961

Government National Mortgage Association (GNMA)—0.2%
#003438, 4.500%, due 9/20/18	323	342

Federal Home Loan Mortgage Corp. (FHLMC)—11.8%
#M80898, 4.500%, due 2/1/11	152	156
#M80903, 4.000%, due 3/1/11	268	270
#M80953, 4.000%, due 12/1/11	286	292
#E86134, 5.000%, due 11/1/16	264	280
#E96536, 5.000%, due 3/1/18	498	531
#E95355, 5.000%, due 4/1/18	587	626
#E01377, 4.500%, due 5/1/18	583	614
#G11618, 4.500%, due 5/1/18	2,754	2,909
#E99963, 4.500%, due 10/1/18	161	170
#E01488, 5.000%, due 10/1/18	618	659
#E99895, 5.000%, due 10/1/18	1,157	1,234
#G12093, 4.500%, due 12/1/18	722	763
#B11386, 5.000%, due 12/1/18	272	290
#E01545, 5.000%, due 1/1/19	348	371
#G11766, 5.000%, due 3/1/19	252	269
#G18001, 4.500%, due 7/1/19	320	338
#G11596, 5.500%, due 8/1/19	267	290
#B16291, 5.000%, due 9/1/19	1,666	1,778
#G18045, 5.000%, due 3/1/20	278	296
#G11892, 4.000%, due 4/1/20	281	292
#G18048, 5.000%, due 4/1/20	191	203
#J08152, 5.000%, due 5/1/20	235	251
#G12394, 5.000%, due 5/1/21	357	380
#G12113, 5.500%, due 5/1/21	441	479
#G12286, 5.000%, due 7/1/21	205	218
#J13022, 4.000%, due 9/1/25	2,814	2,918

Total FHLMC Mortgage Obligations		16,877

Federal National Mortgage Association (FNMA)—27.5%
#255325, 4.500%, due 7/1/11	1,012	1,020
#256224, 5.500%, due 4/1/16	55	60
#256559, 5.500%, due 1/1/17	29	30
#256606, 5.500%, due 2/1/17	39	42
#256646, 5.500%, due 3/1/17	29	32
#545898, 5.500%, due 9/1/17	810	873
#545899, 5.500%, due 9/1/17	919	991
#663692, 5.000%, due 1/1/18	373	400
#254591, 5.500%, due 1/1/18	568	613
#681310, 4.500%, due 2/1/18	555	588
#683100, 5.500%, due 2/1/18	711	774
#675717, 5.000%, due 3/1/18	610	654
#681361, 5.000%, due 3/1/18	157	168
#656564, 5.000%, due 4/1/18	2,713	2,905
#696677, 5.000%, due 4/1/18	221	237
#702888, 5.000%, due 4/1/18	190	204
#929388, 4.500%, due 5/1/18	770	811
#254721, 5.000%, due 5/1/18	444	476
#702332, 5.000%, due 5/1/18	101	108
#704049, 5.500%, due 5/1/18	1,363	1,488
#254785, 4.000%, due 6/1/18	373	390
#555622, 4.500%, due 6/1/18	611	647
#656573, 5.000%, due 6/1/18	377	404

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#709848, 5.000%, due 6/1/18			$330	$353
#713380, 4.000%, due 7/1/18			310	323
#254802, 4.500%, due 7/1/18			486	515
#713807, 4.500%, due 7/1/18			287	304
#735003, 5.500%, due 7/1/18			1,733	1,887
#711991, 5.000%, due 8/1/18			316	339
#740444, 4.500%, due 9/1/18			498	527
#743183, 5.000%, due 10/1/18			134	144
#747823, 4.000%, due 11/1/18			835	872
#749596, 5.000%, due 11/1/18			476	510
#745237, 5.000%, due 12/1/18			117	125
#MA0045, 4.000%, due 4/1/19			712	745
#255233, 4.000%, due 5/1/19			719	750
#725445, 4.500%, due 5/1/19			1,320	1,396
#785259, 5.000%, due 8/1/19			573	615
#725953, 5.000%, due 10/1/19			165	178
#745240, 4.500%, due 12/1/19			755	800
#735401, 5.500%, due 3/1/20			472	509
#735646, 4.500%, due 7/1/20			908	961
#MA0517, 4.000%, due 9/1/20			1,426	1,493
#836016, 4.500%, due 9/1/20			1,516	1,599
#MA0548, 3.500%, due 10/1/20			2,510	2,600
#881284, 4.500%, due 12/1/21			1,579	1,663
#932723, 4.000%, due 4/1/25			931	968
#935995, 4.000%, due 6/1/25			258	268
#AD4677, 4.000%, due 6/1/25			1,986	2,066
#AD8164, 4.000%, due 8/1/25			2,000	2,080
#AE1176, 4.000%, due 8/1/25			977	1,016

Total FNMA Mortgage Obligations				39,521

Consumer Asset-Backed Securities—41.0%
Mercedes-Benz Auto Receivables Trust, 2010-1, Tranche A1, 0.309%, 5/13/11	A-1	+	19	19
BMW Vehicle Lease Trust, 2009-1, Tranche A4, 3.660%, 9/15/11	AAA		500	509
Nissan Auto Lease Trust, 2009-B, Tranche A2, 1.220%, 9/15/11	AAA		366	366
Ford Credit Auto Owner Trust, 2009-D, Tranche A2, 1.210%, 1/15/12	AAA		168	168
Honda Auto Receivables Owner Trust, 2009-2, Tranche A3, 2.790%, 1/16/12	AAA		779	787
Honda Auto Receivables Owner Trust, 2008-1, Tranche A3, 4.470%, 1/18/12	AAA		139	139
Honda Auto Receivables Owner Trust, 2010-1, Tranche A2, 0.620%, 2/21/12	AAA		1,753	1,754
USAA Auto Owner Trust, 2009-2, Tranche A2, 0.740%, 3/15/12	AAA		14	14
Ally Auto Receivables Trust, 2010-1, Tranche A2, 0.750%, 4/15/12	AAA		848	849
Volkswagen Auto Lease Trust, 2009-A, Tranche A3, 3.410%, 4/16/12	AAA		1,319	1,333

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 91

Low Duration Fund

Portfolio of Investments, December 31, 2010 (all amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Consumer Asset-Backed Securities—(continued)
Volkswagen Auto Loan Enhanced Trust, 2010-1, Tranche A2, 0.660%, 5/21/12	AAA	$1,437	$1,438
USAA Auto Owner Trust, 2010-1, Tranche A2, 0.630%, 6/15/12	AAA	716	717
Ford Credit Auto Owner Trust, 2007-B, Tranche A4A, 5.240%, 7/15/12	AAA	530	540
CNH Equipment Trust, 2008-B, Tranche A3A, 4.780%, 7/16/12	AAA	37	37
CNH Equipment Trust, 2009-C, Tranche A2, 0.950%, 8/15/12	AAA	91	91
CNH Equipment Trust, 2010-A, Tranche A2, 0.810%, 8/15/12	AAA	798	799
BMW Vehicle Lease Trust, 2010-1, Tranche A2, 0.580%, 9/17/12	Aaa	500	500
BMW Vehicle Owner Trust, 2010-A, Tranche A2, 0.680%, 9/25/12	AAA	1,237	1,238
Capital Auto Receivables Asset Trust, 2008-2, Tranche A3B, 1.710%, 10/15/12, VRN	AAA	499	501
USAA Auto Owner Trust, 2008-3, Tranche A3, 4.280%, 10/15/12	AAA	31	31
Ford Credit Auto Owner Trust, 2010-B, Tranche A2, 0.650%, 12/15/12	Aaa	1,200	1,201
Chrysler Financial Auto Securitization Trust, 2010-A, Tranche A2, 0.690%, 1/8/13	AAA	1,000	1,000
CarMax Auto Owner Trust, 2009-1, Tranche A3, 4.120%, 3/15/13	AAA	384	390
Nissan Auto Lease Trust, 2010-A, Tranche A2, 1.100%, 3/15/13	AAA	1,205	1,207
BMW Vehicle Owner Trust, 2010-A, Tranche A3, 1.390%, 4/25/13	AAA	300	302
Ford Credit Auto Owner Trust, 2009-A, Tranche A3A, 3.960%, 5/15/13	AAA	414	421
Bank of America Credit Card Trust, 2007-A2, Tranche A2, 0.280%, 6/17/13, VRN	AAA	1,283	1,283
USAA Auto Owner Trust, 2009-1, Tranche A3, 3.020%, 6/17/13	AAA	899	910
Citibank Credit Card Issuance Trust, 2009-A3, Tranche A3, 2.700%, 6/24/13	AAA	100	101
American Express Issuance Trust, 2007-2, Tranche A, 0.510%, 7/15/13, VRN	AAA	373	373
American Express Credit Account Master Trust, 2008-1, Tranche A, 0.710%, 8/15/13, VRN	AAA	1,200	1,200
American Express Credit Account Master Trust—144A, 2006-B, Tranche A, 0.300%, 8/15/13, VRN	AAA	1,070	1,070
Discover Card Master Trust I, 2006-1, Tranche A2, 0.310%, 8/16/13, VRN	AAA	354	354

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Consumer Asset-Backed Securities—(continued)
Ford Credit Auto Owner Trust, 2009-D, Tranche A3, 2.170%, 10/15/13	AAA	$1,160	$1,173
John Deere Owner Trust, 2009-A, Tranche A3, 2.590%, 10/15/13	AAA	1,344	1,357
John Deere Owner Trust, 2009-B, Tranche A3, 1.570%, 10/15/13	AAA	865	871
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	Aa1	2,000	2,189
Harley-Davidson Motorcycle Trust, 2009-1, Tranche A3, 3.190%, 11/15/13	AAA	2,411	2,444
Citibank Credit Card Issuance Trust, 2004-A7, Tranche A7, 0.374%, 11/25/13, VRN	AAA	1,043	1,041
CNH Equipment Trust, 2009-C, Tranche A3, 1.850%, 12/16/13	AAA	351	354
Capital One Multi-Asset Execution Trust, 2006-A6, Tranche A6, 5.300%, 2/18/14	AAA	652	661
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-2A, Tranche A, 5.680%, 2/20/14	Aaa	1,500	1,607
Harley-Davidson Motorcycle Trust, 2009-2, Tranche A3, 2.620%, 3/15/14	AAA	825	834
Capital One Multi-Asset Execution Trust, 2006-A7, Tranche A7, 0.290%, 3/17/14, VRN	AAA	1,000	999
Capital One Multi-Asset Execution Trust, 2008-A6, Tranche A6, 1.360%, 3/17/14, VRN	AAA	1,610	1,615
Citibank Credit Card Issuance Trust, 2009-A1, Tranche A1, 2.010%, 3/17/14, VRN	AAA	200	204
Volkswagen Auto Lease Trust, 2009-A, Tranche A4, 4.590%, 3/17/14	AAA	2,000	2,052
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa	1,765	1,847
Chase Issuance Trust, 2007-A9, Tranche A, 3.151%, 6/16/14, VRN	AAA	2,000	1,993
Nissan Auto Receivables Owner Trust, 2008-A, Tranche A4, 4.280%, 6/16/14	AAA	120	122
CNH Equipment Trust, 2010-A, Tranche A3, 1.540%, 7/15/14	AAA	1,175	1,184
Nissan Auto Receivables Owner Trust, 2010-A, Tranche A3, 0.870%, 7/15/14	AAA	500	499
Daimler Chrysler Auto Trust, 2008-A, Tranche A4, 4.480%, 8/8/14	AAA	1,500	1,538
Citibank Credit Card Issuance Trust, 2007-A7, Tranche A7, 0.611%, 8/20/14, VRN	AAA	200	200

See accompanying Notes to Financial Statements.

92 Annual Report	December 31, 2010

Low Duration Fund

Portfolio of Investments, December 31, 2010 (all amounts in thousands)

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Consumer Asset-Backed Securities—(continued)
American Express Credit Account Master Trust, 2007-5, Tranche A, 0.290%, 12/15/14, VRN	AAA		$1,000	$998
Nissan Master Owner Trust Receivables—144A, 2010-AA, Tranche A, 1.410%, 1/15/15, VRN	AAA		2,000	2,023
Capital One Multi-Asset Execution Trust, 2007-A4, Tranche A4, 0.290%, 3/16/15, VRN	AAA		1,778	1,769
Discover Card Master Trust, 2007-A2, Tranche A2, 0.642%, 6/15/15, VRN	AAA		192	192
Chase Issuance Trust, 2008-A10, Tranche A10, 1.010%, 8/17/15, VRN	AAA		2,000	2,024
Bank of America Credit Card Trust, 2010-A1, Tranche A1, 0.560%, 9/15/15, VRN	AAA		1,330	1,330
Discover Card Master Trust, 2010-A1, Tranche A1, 0.910%, 9/15/15, VRN	Aaa		347	349
Ford Credit Floorplan Master Owner Trust, 2010-A5, Tranche A2, 0.960%, 9/15/15, VRN	AAA		1,700	1,700
Chase Issuance Trust, 2008-A3, Tranche A, 1.360%, 3/15/16, VRN	AAA		2,000	2,051

Total Consumer Asset-Backed Securities				58,862

Corporate Obligations—11.8%
Teva Pharmaceutical Finance III LLC, 1.500%, due 6/15/12	A	-	1,000	1,009
General Electric Capital Corporation, 3.500%, due 8/13/12	AA	+	1,000	1,036
Johnson & Johnson, 5.150%, due 8/15/12	AAA		1,900	2,038

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

VRN = Variable Rate Note

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Corporate Obligations—(continued)
Bank of America Corporation, 5.375%, due 9/11/12	A	+	$1,000	$1,050
ConocoPhillips, 4.750%, due 10/15/12	A	1	1,000	1,071
Citigroup, Inc., 5.300%, due 10/17/12	A	+	1,000	1,059
Wells Fargo & Co., 5.250%, due 10/23/12	AA	-	1,000	1,072
Morgan Stanley, 5.250%, due 11/2/12	A		1,000	1,067
The Procter & Gamble Co., 0.324%, due 11/14/12, VRN	AA	-	700	701
The Walt Disney Co., 4.700%, due 12/1/12	A		1,500	1,608
Hewlett-Packard Co., 4.500%, due 3/1/13	A	+	1,000	1,070
American Honda Finance Corp.—144A, 2.375%, due 3/18/13	A	+	1,000	1,017
American Express Co., 4.875%, due 7/15/13	A	+	1,000	1,069
MetLife, Inc., 2.375%, due 2/6/14	A	-	475	477
The Boeing Co., 5.000%, due 3/15/14	A	+	375	411
Shell International Finance BV, 4.000%, due 3/21/14	Aa1		1,142	1,215

Total Corporate Obligations				16,970

Total Long-Term Investments—94.4% (cost $135,633)				135,533

Repurchase Agreement
State Street Bank and Trust Company, 0.150% dated 12/31/10, due 1/3/11, repurchase price $5,994, collateralized by U.S. Treasury Note, 2.750%, due 12/31/17	AAA		5,994	5,994

Total Repurchase Agreement—4.2% (cost $5,994)				5,994

Total Investments—98.6% (cost $141,627)				141,527
Cash and other assets, less liabilities—1.4%				1,943

Net assets—100.0%				$143,470

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 93

Christopher T. Vincent

Kathleen M. Lynch

READY RESERVES FUND

The Ready Reserves Fund seeks current income, a stable share price and daily liquidity.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The return for the 12 months ended December 31, 2010, of the Fund’s Class N Shares was 0.01%, versus the 0.03% return of the Fund’s benchmark, the AAA-Rated Money Market Funds Average. Total assets were $1.22 billion at December 31, 2010, compared to $1.27 billion at June 30, 2010 and $1.35 billion at December 31, 2009.

Federal Reserve Board Monetary policy continued to be the focus of the money markets during 2010.

In early November, the U.S. Federal Reserve Board announced a second round of asset purchases to provide further stimulus to the U.S. economy.

The Federal Reserve stated that it intended to purchase a further $600 billion of longer-term Treasury securities by the end of the second quarter of 2011—maintaining its existing policy of reinvesting principal payments from its securities holdings, a pace of about $75 billion per month. The Fed said that it considered the actions “necessary to support the economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Federal Reserve Chairman Ben Bernanke in particular has expressed longstanding concern about the danger of deflation, or falling prices, from a lack of demand stemming from slow economic growth, joblessness and weakness in the financial sector. And in one well-known major policy speech delivered in 2002, Bernanke identified asset purchases as a way to stimulate aggregate spending when short-term interest rates have reached zero.

The Fed said that information received since the Federal Open Market Committee (FOMC) met in November confirmed that the economic recovery was continuing, though at a rate that has been insufficient to bring down unemployment.

The Fed said, “Household spending is increasing at a moderate pace, but remains constrained by high unemployment, modest income growth, lower housing wealth, and tight credit. Business spending on equipment and software is rising, though less rapidly than earlier in the year, while investment in nonresidential structures continues to be weak. Employers remain reluctant to add to payrolls. The housing sector continues to be depressed. Longer-term inflation expectations have remained stable, but measures of underlying inflation have continued to trend downward.”

The Fed did not take any new steps on interest rates. The FOMC said that it will maintain the target range for the federal funds rate at 0.0% to 0.25% and that it “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

We continue to favor overnight repurchase agreements, in an effort to maintain a high degree of overnight liquidity.

The Fund also continues to maintain a relatively short Average Maturity. On December 31, 2010, the Fund’s Average Maturity was approximately 40 days, compared to 37 days on September 30, 2010, 37 days on June 30, 2010, 48 days on March 31, 2010 and 50 days on December 31, 2009.

94 Annual Report	December 31, 2010

Ready Reserves Fund

Performance Highlights (unaudited)

The Fund’s 7 day yield on December 31, 2010 was 0.01%.

Average Annual Total Returns—Class N Shares period ended December 31, 2010.

	1 Year	3 Year	5 Year	10 Year
Ready Reserves Fund Class N	0.01%	0.78%	2.29%	2.04%
AAA Ready Money Market Funds	0.03	0.80	2.26	2.00

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N Shares are available to the general public without a sales load. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by iMoneyNet data.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total Investments.

December 31, 2010	William Blair Funds 95

Ready Reserves Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Principal Amount	Amortized Cost
U.S. Government Agency Mortgage-Backed Notes—0.0%
Federal National Mortgage Association (FNMA), 4.000%, 2/1/11 $366		$366

Total U.S. Government Agency Mortgage-Backed Notes		366

U.S. Government Agency Notes—6.8%
Federal Home Loan Bank (FHLB), 4.625%, 2/18/11	$5,000	5,027
Federal Home Loan Mortgage Corporation (FHLMC), 1.625%-5.125%, 1/18/11-5/5/11	23,695	23,825
Federal National Mortgage Association (FNMA), 1.000%-5.500%, 2/15/11-11/23/11	54,246	54,591

Total U.S. Government Agency Notes		83,443

Corporate Notes—14.8%
Abbott Laboratories, 3.750%-5.600%, 3/15/11-5/15/11	14,204	14,451
Boeing Capital Corporation, 6.100%, 3/1/11	6,612	6,675
Citibank NA, 1.500%-1.625%, 3/30/11-7/12/11	10,010	10,061
Citigroup Funding, Inc., 1.250%, 6/3/11	15,000	15,064
Dover Corporation, 6.500%, 2/15/11	1,380	1,390
General Electric Capital Corporation, 5.200%-6.125%, 2/1/11-4/28/11	17,668	17,835
IBM Corporation, 4.950%, 3/22/11	14,000	14,144
Merck & Co., Inc., 1.875%, 6/30/11	10,860	10,943
Oracle Corporation, 5.000%, 1/15/11	13,153	13,176
Pfizer, Inc., 2.252%, 3/15/11, VRN	8,000	8,032
Procter & Gamble International Funding, 1.350%, 8/26/11	15,489	15,585
Shell International Finance BV, 1.300%, 9/22/11	10,000	10,070
U.S. Bank NA, 6.375%, 8/1/11	12,045	12,456
Wal-Mart Stores, Inc., 4.125%, 2/15/11	10,000	10,045
Wells Fargo & Co., 0.738%, 1/24/11, VRN	4,712	4,713
Wells Fargo & Co., 4.000%-4.875%, 1/12/11-6/2/11	7,619	7,640
Wyeth, 6.950%, 3/15/11	7,400	7,499

Total Corporate Notes		179,779

Foreign Government Notes—2.3%
Canadian Wheat Board, 0.170%-0.190%, 1/11/11-3/8/11	28,000	27,994

Total Foreign Government Notes		27,994

Commercial Paper—48.4%
Abbott Laboratories, 0.160%-0.200%, 1/4/11-2/28/11	20,900	20,896
American Honda Finance Corporation, 0.200%-0.250%, 1/5/11-2/17/11	36,500	36,495
Caterpillar Financial Services Corporation, 0.150%-0.210%, 1/5/11-2/23/11	38,000	37,996
Chevron Funding Corporation, 0.110%-0.160%, 1/10/11-1/18/11	39,000	39,000
Coca-Cola Co., 0.190%-0.230%, 1/10/11-4/4/11	36,000	35,990

Issuer	Principal Amount	Amortized Cost
Commercial Paper—(continued)
Colgate-Palmolive Co., 0.160%, 1/7/11	$10,000	$10,000
ConocoPhillips Qatar Funding, Ltd., 0.190%-0.260%, 1/4/11-2/25/11	34,000	33,996
General Electric Capital Corporation, 0.170%-0.230%, 1/31/11-3/1/11	22,000	21,994
Hewlett Packard Co., 0.150%-0.170%, 1/3/11-1/7/11	35,849	35,849
IBM Corporation, 0.110%-0.150%, 1/3/11-1/14/11	25,000	25,000
John Deere Credit, Inc., 0.220%-0.230%, 1/6/11-1/26/11	20,650	20,648
John Deere Credit, Ltd., 0.230%, 2/2/11	12,000	11,997
Johnson & Johnson, 0.190%-0.240%, 3/9/11-6/2/11	34,985	34,964
Nestle Capital Corporation, 0.170%-0.190%, 1/18/11-3/9/11	33,460	33,452
PACCAR Financial Corporation, 0.180%-0.200%, 1/7/11-1/19/11	39,150	39,148
Praxair, Inc., 0.170%, 1/4/11	20,000	20,000
Private Export Funding, 0.180%-0.280%, 1/4/11-3/7/11	38,600	38,594
Procter & Gamble Co. (The), 0.160%-0.230%, 1/5/11-4/12/11	18,000	17,996
Procter & Gamble International Funding, 0.170%, 1/28/11	5,000	4,999
Roche Holding, Inc., 0.160%, 1/5/11-1/6/11	10,000	10,000
Shell International Finance BV, 0.450%-0.500%, 1/3/11-2/1/11	10,000	9,998
Toyota Credit Corporation, 0.200%-0.250%, 1/7/11-1/21/11	42,000	41,994
Unilever Capital Corporation, 0.190%, 2/28/11	8,000	7,997

Total Commercial Paper3		589,003

Asset-Backed Commercial Paper—5.8%
Chariot Funding L.L.C., 0.230%-0.260%, 1/10/11-1/26/11	18,000	17,998
Govco L.L.C, 0.230%-0.270%, 1/4/11-1/24/11	44,000	43,996
Wal-Mart Funding Corporation, 0.250%, 1/11/11	8,000	7,999

Total Asset-Backed Commercial Paper		69,993

Repurchase Agreements—21.8%
Bank of America, 0.200% dated 12/31/10, due 1/3/11, repurchase price $57,001, collateralized by U.S. Government Agency securities, 1.375%-5.750%, due 4/28/11-12/1/40	57,000	57,000
Barclays Capital, 0.160% dated 12/28/10, due 1/4/11, repurchase price $30,001, collateralized by FDIC guaranteed securities, 0.000%-3.000%, due 2/23/11-12/28/12	30,000	30,000
Barclays Capital, 0.250% dated 12/31/10, due 1/3/11, repurchase price $25,001, collateralized by GNMA, 4.500%-5.000%, due 1/20/35-9/20/40	25,000	25,000

See accompanying Notes to Financial Statements.

96 Annual Report	December 31, 2010

Ready Reserves Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Principal Amount	Amortized Cost
Repurchase Agreements—(continued)
Fixed Income Clearing Corporation, 0.150% dated 12/31/10, due 1/3/11, repurchase price $55,704, collateralized by FNMA, 3.420%, due 11/24/20	$55,703	$55,703
Goldman Sachs, 0.180% dated 12/31/10, due 1/3/11, repurchase price $57,001, collateralized by a FDIC guaranteed security, 2.250%, due 3/12/12	57,000	57,000
JPMorgan & Co., 0.200% dated 12/31/10, due 1/3/11, repurchase price $40,001, collateralized by FNMA, 0.020%-8.139%, due 12/25/16-9/25/40	40,000	40,000

Total Repurchase Agreements		264,703

Total Investments—99.9% (cost $1,215,281)		1,215,281

Cash and other assets, less liabilities—0.1%		1,262

Net assets—100.0%		$1,216,543

Portfolio Weighted Average Maturity		40 days

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 97

Statements of Assets and Liabilities

December 31, 2010 (dollar amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund	Mid Cap Growth Fund
Assets
Investments in securities, at cost	$421,729	$23,939	$632,055	$77,862
Investments in Affiliated Companies, at cost	—	—	114,550	—

Investments in securities, at value	$523,244	$31,866	$794,417	$101,028
Investments in Affiliated Companies, at value	—	—	83,941	—
Receivable for securities sold	1,769	43	19,704	367
Receivable for fund shares sold	52,539	156	1,159	253
Receivable from Advisor	—	5	76	—
Dividend and interest receivable	361	23	50	44

Total assets	577,913	32,093	899,347	101,692
Liabilities
Payable for investment securities purchased	114	—	5,260	290
Payable for fund shares redeemed	1,751	—	1,374	40
Management fee payable	331	22	834	84
Distribution fee payable	42	1	84	3
Other accrued expenses	62	35	206	27

Total liabilities	2,300	58	7,758	444

Net Assets	$575,613	$32,035	$891,589	$101,248

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$50	$4	$37	$8
Capital paid in excess of par value	482,224	30,945	856,238	81,063
Accumulated net investment income (loss)	329	—	—	—
Accumulated net realized gain (loss)	(8,505)	(6,841)	(96,439)	(2,989)
Net unrealized appreciation (depreciation) of investments and foreign currencies	101,515	7,927	131,753	23,166

Net Assets	$575,613	$32,035	$891,589	$101,248

Class N Shares
Net Assets	$198,622	$7,135	$396,767	$13,802
Shares Outstanding	17,607,778	999,776	17,084,515	1,104,271
Net Asset Value Per Share	$11.28	$7.14	$23.22	$12.50
Class I Shares
Net Assets	$376,991	$24,900	$494,822	$87,446
Shares Outstanding	32,183,980	3,411,336	20,565,514	6,896,804
Net Asset Value Per Share	$11.71	$7.30	$24.07	$12.68

See accompanying Notes to Financial Statements.

98 Annual Report	December 31, 2010

Statements of Operations

for the Year Ended December 31, 2010 (all amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund	Mid Cap Growth Fund
Investment income
Dividends	$4,772	$328	$3,470	$779
Less foreign tax withheld	—	—	(54)	—
Dividend income from Affiliated Companies	—	—	375	—
Interest	16	1	31	3

Total income	4,788	329	3,822	782
Expenses
Investment advisory fees	3,461	235	8,796	774
Distribution fees	444	15	1,114	30
Custodian fees	29	35	38	37
Transfer agent fees	122	9	98	14
Sub-transfer agent fees
Class N	176	8	487	7
Class I	83	—	304	31
Professional fees	39	26	53	26
Registration fees	33	27	62	25
Shareholder reporting fees	34	3	193	15
Trustee fees	15	1	28	2
Other expenses	23	4	22	8

Total expenses before waiver	4,459	363	11,195	969
Expenses waived by the Advisor	—	(66)	(90)	(40)

Net expenses	4,459	297	11,105	929

Net investment income (loss)	329	32	(7,283)	(147)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	29,431	1,167	98,413 (a)	9,349
Foreign currency transactions	—	—	6	—

Total net realized gain (loss)	29,431	1,167	98,419	9,349
Change in net unrealized appreciation (depreciation) of investments	35,328	3,134	32,801 (a)	10,074

Net increase (decrease) in net assets resulting from operations	$65,088	$4,333	$123,937	$19,276

(a)	Affiliated Companies accounted for $(2,866) of the net realized gain on investments and $17,126 of the change in unrealized (depreciation) on investments during the year.

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 99

Statements of Changes in Net Assets

for the Years Ended December 31, 2010 and 2009 (all amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Small Cap Growth Fund		Mid Cap Growth Fund
	2010	2009	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$329	$56	$32	$17	$(7,283)	$(4,618)	$(147)	$(147)
Net realized gain (loss) on investments and foreign currency transactions	29,431	(19,046)	1,167	(2,753)	98,419	(34,140)	9,349	(6,206)
Change in net unrealized appreciation (depreciation) on investments and foreign currency translation	35,328	119,029	3,134	9,950	32,801	322,910	10,074	22,569

Net increase (decrease) in net assets resulting from operations	65,088	100,039	4,333	7,214	123,937	284,152	19,276	16,216
Distributions to shareholders from
Net investment income	(13)	(43)	(33)	(16)	—	—	—	—
Net realized gain	—	—	—	—	—	—	—	—

	(13)	(43)	(33)	(16)	—	—	—	—
Capital stock transactions
Net proceeds from sale of shares	176,362	131,594	3,077	6,234	364,595	317,852	24,389	21,823
Shares issued in reinvestment of income dividends and capital gain distributions	11	34	29	14	—	—	—	—
Less cost of shares redeemed	(85,355)	(50,690)	(5,682)	(6,414)	(359,741)	(240,833)	(13,251)	(7,731)

Net increase (decrease) in net assets resulting from capital share transactions	91,018	80,938	(2,576)	(166)	4,854	77,019	11,138	14,092

Increase (decrease) in net assets	156,093	180,934	1,724	7,032	128,791	361,171	30,414	30,308
Net assets
Beginning of year	419,520	238,586	30,311	23,279	762,798	401,627	70,834	40,526

End of year	$575,613	$419,520	$32,035	$30,311	$891,589	$762,798	$101,248	$70,834

Accumulated net investment income (loss) at the end of the year	$329	$13	$—	$1	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

100 Annual Report	December 31, 2010

Statements of Assets and Liabilities

for the Year Ended December 31, 2010 (all amounts in thousands)

	Small-Mid Cap Growth Fund	Global Growth Fund	International Growth Fund	International Equity Fund
Assets
Investments in securities, at cost	$162,909	$34,109	$4,072,201	$135,256

Investments in securities, at value	$206,902	$44,845	$5,097,912	$175,256
Cash	—	—	126	—
Foreign currency, at value (cost $—; $—; $818; $1,756)	—	—	830	1,879
Receivable for securities sold	1,131	7	2,956	25
Receivable for fund shares sold	328	75	9,746	942
Receivable from Advisor	—	11	—	—
Dividend and interest receivable	31	39	13,990	398

Total assets	208,392	44,977	5,125,560	178,500
Liabilities
Payable for investment securities purchased	14	—	32,637	—
Payable for fund shares redeemed	105	11	4,787	45
Unrealized depreciation on forward foreign currency contracts	—	—	—	135
Management fee payable	178	38	4,292	161
Distribution and shareholder services fee payable	6	7	564	3
Other accrued expenses	24	44	1,101	101

Total liabilities	327	100	43,381	445

Net Assets	$208,065	$44,877	$5,082,179	$178,055

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$14	$5	$230	$15
Capital paid in excess of par value	165,888	56,524	5,517,584	255,766
Accumulated net investment income (loss)	—	(2)	(14,016)	(242)
Accumulated net realized gain (loss)	(1,830)	(22,388)	(1,448,204)	(117,494)
Net unrealized appreciation (depreciation) of investments and foreign currencies	43,993	10,738	1,026,585	40,010

Net Assets	$208,065	$44,877	$5,082,179	$178,055

Class N Shares
Net Assets	$26,876	$5,101	$2,689,417	$13,733
Shares Outstanding	1,866,337	607,398	123,062,605	1,133,180
Net Asset Value Per Share	$14.40	$8.40	$21.85	$12.12
Class I Shares
Net Assets	$181,189	$39,776	$2,392,762	$164,322
Shares Outstanding	12,342,787	4,735,861	107,093,147	13,447,397
Net Asset Value Per Share	$14.68	$8.40	$22.34	$12.22

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 101

Statements of Operations

for the Year Ended December 31, 2010 (all amounts in thousands)

	Small-Mid Cap Growth Fund	Global Growth Fund	International Growth Fund	International Equity Fund
Investment income
Dividends	$983	$589	$105,119	$5,776
Less foreign tax withheld	—	(36)	(7,831)	(467)
Dividend income from Affiliated Fund	—	—	1	—
Interest	6	1	316	10

Total income	989	554	97,605	5,319
Expenses
Investment advisory fees	1,631	388	45,848	2,784
Distribution fees	60	11	6,276	35
Shareholder services fees	—	58	—	—
Custodian fees	43	70	786	102
Transfer agent fees	34	18	423	16
Sub-transfer agent fees
Class N	28	3	2,543	32
Class I	21	1	1,328	254
Professional fees	32	38	194	48
Registration fees	22	44	107	36
Shareholder reporting fees	6	4	1,323	7
Trustee fees	5	1	157	10
Other expenses	9	6	124	11

Total expenses before waiver	1,891	642	59,109	3,335
Expenses waived by the Advisor	(31)	(139)	—	(218)

Net expenses	1,860	503	59,109	3,117

Net investment income (loss)	(871)	51	38,496	2,202
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	22,299	4,053	670,020	30,851
Foreign currency transactions	—	(64)	36,023	(320)

Total net realized gain (loss)	22,299	3,989	706,043	30,531
Change in net unrealized appreciation (depreciation) of:
Investments	16,762	3,531	136,863	(21,776)
Foreign currency translations	—	2	(14,340)	(22)

Total change in net unrealized appreciation (depreciation)	16,762	3,533	122,523	(21,798)

Net increase (decrease) in net assets resulting from operations	$38,190	$7,573	$867,062	$10,935

See accompanying Notes to Financial Statements.

102 Annual Report	December 31, 2010

Statements of Changes in Net Assets

for the Years Ended December 31, 2010 and 2009 (all amounts in thousands)

	Small-Mid Cap Growth Fund		Global Growth Fund		International Growth Fund		International Equity Fund
	2010	2009	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$(871)	$(382)	$51	$7	$38,496	$21,404	$2,202	$2,131
Net realized gain (loss) on investments and foreign currency transactions	22,299	(7,046)	3,989	(3,204)	706,043	(397,479)	30,531	(47,092)
Change in net unrealized appreciation (depreciation) on investments and foreign currency translation	16,762	47,865	3,533	14,318	122,523	1,657,928	(21,798)	112,766

Net increase (decrease) in net assets resulting from operations	38,190	40,437	7,573	11,121	867,062	1,281,853	10,935	67,805
Distributions to shareholders from
Net investment income	—	—	(12)	(3)	(101,433)	(31,541)	(2,578)	(1,449)
Net realized gain	—	—	—	—	—	—	—	—

	—	—	(12)	(3)	(101,433)	(31,541)	(2,578)	(1,449)
Capital stock transactions
Net proceeds from sale of shares	51,303	52,642	4,844	4,434	1,498,589	1,361,082	59,843	87,167
Shares issued in reinvestment of income dividends and capital gain distributions	—	—	11	3	92,533	28,646	2,452	1,387
Less cost of shares redeemed	(28,256)	(29,730)	(5,826)	(5,273)	(1,747,980)	(1,297,570)	(190,765)	(85,228)

Net increase (decrease) in net assets resulting from capital share transactions	23,047	22,912	(971)	(836)	(156,858)	92,158	(128,470)	3,326

Increase (decrease) in net assets	61,237	63,349	6,590	10,282	608,771	1,342,470	(120,113)	69,682
Net assets
Beginning of year	146,828	83,479	38,287	28,005	4,473,408	3,130,938	298,168	228,486

End of year	$208,065	$146,828	$44,877	$38,287	$5,082,179	$4,473,408	$178,055	$298,168

Accumulated net investment income (loss) at the end of the year	$—	$—	$(2)	$10	$(14,016)	$(13,777)	$(242)	$(39)

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 103

Statements of Assets and Liabilities

for the Year Ended December 31, 2010 (all amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Growth Fund	Emerging Leaders Growth Fund
Assets
Investments in securities, at cost	$515,337	$962,851	$77,904

Investments in securities, at value	$650,626	$1,247,599	$95,531
Foreign currency, at value (cost $1,959; $1,558; $298)	2,010	1,610	300
Receivable for securities sold	2,226	4,731	1,391
Receivable for fund shares sold	1,952	360	595
Receivable from Advisor	—	—	20
Dividend and interest receivable	1,322	500	21

Total assets	658,136	1,254,800	97,858
Liabilities
Payable for investment securities purchased	10,331	2,868	2,830
Payable for fund shares redeemed	202	15	—
Management fee payable	531	1,142	86
Distribution and shareholder services fee payable	51	36	2
Other accrued expenses	70	196	39

Total liabilities	11,185	4,257	2,957

Net Assets	$646,951	$1,250,543	$94,901

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$49	$78	$9
Capital paid in excess of par value	627,801	994,772	76,736
Accumulated net investment income (loss)	(586)	(12,327)	(131)
Accumulated net realized gain (loss)	(115,660)	(16,774)	665
Net unrealized appreciation (depreciation) of investments and foreign currencies	135,347	284,794	17,622

Net Assets	$646,951	$1,250,543	$94,901

Class N Shares
Net Assets	$21,916	$34,324	$53	(a)
Shares Outstanding	1,677,391	2,178,512	5,119
Net Asset Value Per Share	$13.07	$15.76	$10.34
Class I Shares
Net Assets	$349,679	$194,763	$16,332
Shares Outstanding	26,517,436	12,271,314	1,577,871
Net Asset Value Per Share	$13.19	$15.87	$10.35

(a)	The class commenced operations on May 3, 2010.

See accompanying Notes to Financial Statements.

104 Annual Report	December 31, 2010

Statements of Operations

for the Year Ended December 31, 2010 (all amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Growth Fund	Emerging Leaders Growth Fund
Investment income
Dividends	$9,506	$19,206	$1,889
Less foreign tax withheld	(564)	(1,553)	(167)
Interest	91	125	1

Total income	9,033	17,778	1,723
Expenses
Investment advisory fees	4,866	12,197	1,090
Distribution fees	46	70	—
Shareholder services fees	418	302	17
Custodian fees	153	549	138
Transfer agent fees	31	51	11
Sub-transfer agent fees
Class N	12	15	—
Class I	57	68	—
Professional fees	52	75	36
Registration fees	75	57	44
Shareholder reporting fees	59	25	3
Trustee fees	15	37	4
Other expenses	14	27	10

Total expenses before waiver	5,798	13,473	1,353
Expenses waived by the Advisor	—	—	(98)

Net expenses	5,798	13,473	1,255

Net investment income (loss)	3,235	4,305	468
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	57,943	248,631	34,229
Foreign currency transactions	(849)	(3,290)	(573)

Total net realized gain (loss)	57,094	245,341	33,656
Change in net unrealized appreciation (depreciation) of:
Investments	62,276	13,573	(16,310)
Foreign currency translations	39	(17)	(5)

Total change in net unrealized appreciation (depreciation)	62,315	13,556	(16,315)

Net increase (decrease) in net assets resulting from operations	$122,644	$263,202	$17,809

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 105

Statements of Changes in Net Assets

for the Years Ended December 31, 2010 and 2009 (all amounts in thousands)

	International Small Cap Growth Fund		Emerging Markets Growth Fund		Emerging Leaders Growth Fund
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$3,235	$1,001	$4,305	$3,476	$468	$507
Net realized gain (loss) on investments and foreign currency transactions	57,094	(30,308)	245,341	(59,561)	33,656	3,205
Change in net unrealized appreciation (depreciation) on investments and foreign currency translation	62,315	174,254	13,556	461,348	(16,315)	51,098

Net increase (decrease) in net assets resulting from operations	122,644	144,947	263,202	405,263	17,809	54,810
Distributions to shareholders from
Net investment income	(2,781)	(778)	(13,461)	(11,127)	(255)	(1,588)
Net realized gain	—	—	—	—	(505)	—

	(2,781)	(778)	(13,461)	(11,127)	(760)	(1,588)
Capital stock transactions
Net proceeds from sale of shares	222,392	139,125	357,761	422,203	14,224	42,409
Shares issued in reinvestment of income dividends and capital gain distributions	2,417	676	12,072	10,336	681	1,466
Less cost of shares redeemed	(88,572)	(185,107)	(407,291)	(174,003)	(52,189)	(28,637)

Net increase (decrease) in net assets resulting from capital share transactions	136,237	(45,306)	(37,458)	258,536	(37,284)	15,238

Increase (decrease) in net assets	256,100	98,863	212,283	652,672	(20,235)	68,460
Net assets
Beginning of year	390,851	291,988	1,038,260	385,588	115,136	46,676

End of year	$646,951	$390,851	$1,250,543	$1,038,260	$94,901	$115,136

Accumulated net investment income (loss) at the end of the year	$(586)	$(191)	$(12,327)	$(7,584)	$(131)	$(297)

See accompanying Notes to Financial Statements.

106 Annual Report	December 31, 2010

Statements of Assets and Liabilities

for the Year Ended December 31, 2010 (all amounts in thousands)

	Small Cap Value Fund	Mid Cap Value Fund
Assets
Investments in securities, at cost	$139,995	$3,239

Investments in securities, at value	$166,453	$3,429
Receivable for securities sold	25	—
Receivable for fund shares sold	2,400	—
Receivable from Advisor	27	23
Dividend and interest receivable	143	4

Total assets	169,048	3,456
Liabilities
Payable for investment securities purchased	4,096	—
Payable for fund shares redeemed	270	—
Management fee payable	146	2
Distribution and shareholder service fee payable	7	—
Other accrued expenses	30	61

Total liabilities	4,549	63

Net Assets	$164,499	$3,393

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$12	$1
Capital paid in excess of par value	137,326	3,183
Accumulated net investment income (loss)	127	5
Accumulated net realized gain (loss)	576	14
Net unrealized appreciation (depreciation) of investments and foreign currencies	26,458	190

Net Assets	$164,499	$3,393

Class N Shares
Net Assets	$34,285	$4
Shares Outstanding	2,501,260	396
Net Asset Value Per Share	$13.71	$10.75
Class I Shares
Net Assets	$130,214	$3,389
Shares Outstanding	9,345,449	314,914
Net Asset Value Per Share	$13.93	$10.76

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 107

Statements of Operations

for the Year Ended December 31, 2010 (all amounts in thousands)

	Small Cap Value Fund	Mid Cap Value Fund(a)
Investment income
Dividends	$1,553	$43
Interest	2	—

Total income	1,555	43
Expenses
Investment advisory fees	1,117	15
Distribution fees	31	—
Custodian fees	50	25
Transfer agent fees	21	6
Sub-transfer agent fees
Class N	9	—
Class I	37	—
Professional fees	25	18
Registration fees	33	41
Shareholder reporting fees	16	—
Trustee fees	2	—
Other expenses	8	—

Total expenses before waiver	1,349	105
Expenses waived by the Advisor	(205)	(88)

Net expenses	1,144	17

Net investment income (loss)	411	26
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from investments	9,981	19

Change in net unrealized appreciation (depreciation) of investments	20,721	190

Net increase (decrease) in net assets resulting from operations	$31,113	$235

(a)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.

See accompanying Notes to Financial Statements.

108 Annual Report	December 31, 2010

Statements of Changes in Net Assets

for the Years Ended December 31, 2010 and 2009 (all amounts in thousands)

	Small Cap Value Fund		Mid Cap Value Fund
	2010	2009	2010(a)
Operations
Net investment income (loss)	$411	$347	$26
Net realized gain (loss) on investments and foreign currency transactions	9,981	(3,891)	19
Change in net unrealized appreciation (depreciation) on investments and foreign currency translation	20,721	14,493	190

Net increase (decrease) in net assets resulting from operations	31,113	10,949	235
Distributions to shareholders from
Net investment income	(404)	(213)	(21)
Net realized gain	—	—	(5)

	(404)	(213)	(26)
Capital stock transactions
Net proceeds from sale of shares	92,468	14,901	3,163
Shares issued in reinvestment of income dividends and capital gain distributions	354	170	26
Less cost of shares redeemed	(13,891)	(7,197)	(5)

Net increase (decrease) in net assets resulting from capital share transactions	78,931	7,874	3,184

Increase (decrease) in net assets	109,640	18,610	3,393
Net assets
Beginning of year	54,859	36,249	—

End of year	$164,499	$54,859	$3,393

Accumulated net investment income (loss) at the end of the year	$127	$18	$5

(a) For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 109

Statements of Assets and Liabilities

for the Year Ended December 31, 2010 (all amounts in thousands)

	Bond Fund	Income Fund	Low Duration Fund	Ready Reserves Fund
Assets
Investments in securities, at cost	$181,324	$105,927	$141,627	$1,215,281

Investments in securities, at value	$191,127	$111,782	$141,527	$1,215,281
Receivable for fund shares sold	36	527	1,840	—
Receivable from Advisor	7	—	36	465
Interest receivable	1,891	1,119	436	2,876

Total assets	193,061	113,428	143,839	1,218,622
Liabilities
Payable for investment securities purchased	—	—	—	1,424
Payable for fund shares redeemed	178	60	278	5
Management fee payable	49	46	35	249
Distribution fee payable	20	5	13	362
Other accrued expenses	38	40	43	39

Total liabilities	285	151	369	2,079

Net Assets	$192,776	$113,277	$143,470	$1,216,543

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$18	$12	$14	$1,217
Capital paid in excess of par value	182,717	149,329	144,660	1,215,263
Accumulated net investment income (loss)	1	—	—	86
Accumulated net realized gain (loss) .	237	(41,919)	(1,104)	(23)
Net unrealized appreciation (depreciation) of investments and foreign currencies	9,803	5,855	(100)	—

Net Assets	$192,776	$113,277	$143,470	$1,216,543

Class N Shares
Net Assets	$4,479	$35,755	$6,937	$1,216,543
Shares Outstanding	418,762	3,878,036	701,013	1,216,599,981
Net Asset Value Per Share	$10.70	$9.22	$9.90	$1.00
Class I Shares
Net Assets	$147,807	$77,522	$88,568
Shares Outstanding	13,953,785	8,471,402	8,951,205
Net Asset Value Per Share	$10.59	$9.15	$9.89

See accompanying Notes to Financial Statements.

110 Annual Report	December 31, 2010

Statements of Operations

for the Year Ended December 31, 2010 (all amounts in thousands)

	Bond Fund	Income Fund	Low Duration Fund	Ready Reserves Fund
Investment income
Interest	$8,921	$5,431	$2,557	$3,203

Total income	8,921	5,431	2,557	3,203
Expenses
Investment advisory fees	546	570	381	3,022
Distribution fees	6	56	7	—
Shareholder services fees	228	—	127	4,409
Custodian fees	53	51	52	24
Transfer agent fees	22	24	15	30
Sub-transfer agent fees
Class N	—	30	—	—
Class I	4	3	—	—
Professional fees	32	32	28	67
Registration fees	48	31	111	27
Shareholder reporting fees	3	12	5	29
Trustee fees	5	4	3	46
Other expenses	13	5	11	82

Total expenses before waiver	960	818	740	7,736
Expenses waived by the Advisor	(90)	—	(98)	(4,659)

Net expenses	870	818	642	3,077

Net investment income (loss)	8,051	4,613	1,915	126
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from investments	2,212	2,316	(60)	—

Change in net unrealized appreciation (depreciation) of investments	3,290	202	468	—

Net increase (decrease) in net assets resulting from operations	$13,553	$7,131	$2,323	$126

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 111

Statements of Changes in Net Assets

for the Years Ended December 31, 2010 and 2009 (all amounts in thousands)

	Bond Fund		Income Fund		Low Duration Fund		Ready Reserves Fund
	2010	2009	2010	2009	2010	2009(a)	2010	2009
Operations
Net investment income (loss)	$8,051	$6,076	$4,613	$5,749	$1,915	$78	$126	$1,639
Net realized gain (loss) on investments and foreign currency transactions	2,212	284	2,316	(4,058)	(60)	—	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency translation	3,290	7,229	202	9,909	468	(568)	—	—

Net increase (decrease) in net assets resulting from operations	13,553	13,589	7,131	11,600	2,323	(490)	126	1,639
Distributions to shareholders from
Net investment income	(8,566)	(6,213)	(5,134)	(6,533)	(2,958)	(86)	(126)	(1,639)
Net realized gain	(494)	—	—	—	—	—	—	—

	(9,060)	(6,213)	(5,134)	(6,533)	(2,958)	(86)	(126)	(1,639)
Capital stock transactions
Net proceeds from sale of shares	90,709	77,912	15,385	16,970	149,882	97,472	670,783	638,552
Shares issued in reinvestment of income dividends and capital gain distributions	6,013	4,029	4,350	5,431	2,297	37	126	1,710
Less cost of shares redeemed	(55,783)	(16,586)	(26,063)	(50,295)	(103,208)	(1,799)	(807,267)	(1,128,550)

Net increase (decrease) in net assets resulting from capital share transactions	40,939	65,355	(6,328)	(27,894)	48,971	95,710	(136,358)	(488,288)

Increase (decrease) in net assets	45,432	72,731	(4,331)	(22,827)	48,336	95,134	(136,358)	(488,288)
Net assets
Beginning of year	147,344	74,613	117,608	140,435	95,134	—	1,352,901	1,841,189

End of year	$192,776	$147,344	$113,277	$117,608	$143,470	$95,134	$1,216,543	$1,352,901

Accumulated net investment income (loss) at the end of the year	$1	$—	$—	$—	$—	$—	$86	$84

(a)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.

See accompanying Notes to Financial Statements.

112 Annual Report	December 31, 2010

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of William Blair Funds’ (the “Fund”) significant accounting policies in effect during the year covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

William Blair Funds is a diversified mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund currently consists of the following nineteen portfolios (the “Portfolios”), each with its own investment objective and policies. For each portfolio, the number of shares authorized is unlimited.

Equity Portfolios Growth Large Cap Growth Small Cap Growth Mid Cap Growth Small-Mid Cap Growth Small Cap Value Mid Cap Value Global Equity Portfolio Global Growth

International Equity Portfolios

International Growth

International Equity

Institutional International Growth

Institutional International Equity

International Small Cap Growth

Emerging Markets Growth

Emerging Leaders Growth

Fixed-Income Portfolios

Bond

Income

Low Duration

Money Market Portfolio

Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed-Income	High level of current income with relative stability of principal. (Maximize total return—Low Duration)
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Portfolio, the Institutional International Equity Portfolio and the Institutional Class of the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, the Bond Portfolio and the Low Duration Portfolio issue a separate report.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional. This report includes financial highlight information for Classes N and I. The table below describes the Class N shares and the Class I shares covered by this report:

Class	Description
N	Class N shares are sold to the general public, either directly through the Fund’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Equity, Global Equity and International Equity Portfolios and 0.15% for the Fixed-Income Portfolios) or a service fee (0.35% for the Money Market Portfolio), a Sub-transfer agent expense which is not a fixed rate and may vary by Portfolio and class, and an annual shareholder administration fee (0.15% for the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, the Bond Portfolio and the Low Duration Portfolio).
I	Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares have a Sub-transfer agent expense which is not a fixed rate and may vary by Portfolio and class and the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, the Bond Portfolio and the Low Duration Portfolio carry an annual shareholder administration fee of 0.15%.
December 31, 2010	William Blair Funds 113

Sub-transfer: The Portfolios may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary.

Investment income, realized and unrealized gains and losses, and certain Portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the latest bid price.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Portfolios compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Portfolios may use an independent pricing service to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Portfolio’s value for a security may be different from the last sale price (or the latest bid price).

Fixed-income securities are valued by using market quotations or independent pricing services that use either prices provided by market-makers or matrixes that produce estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Other securities, and all other assets, including securities for which a market price is not available or is deemed unreliable, (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Fund’s Valuation Procedures. The value of fair valued securities may be different from the last sale price (or the latest bid price), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Securities held in the Ready Reserves Portfolio are valued at amortized cost, which approximates market value.

As of December 31, 2010, there were securities held in the Small Cap Growth, International Growth, International Small Cap Growth, Emerging Markets Growth, Bond and Income Portfolios requiring fair valuation pursuant to the Funds’ Valuation Procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration and Ready Reserves Portfolios were the rates in effect on December 31, 2010. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the year ended December 31, 2010, the Bond, Income and Low Duration Portfolios recognized a reduction of interest income and a decrease of net realized loss of $(517), $(517) and $(1,043), respectively (in thousands). This reclassification had no effect on the net asset value or the net assets of the Portfolios.
114 Annual Report	December 31, 2010

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Portfolios no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 4:00 p.m. Eastern time, on each day the Exchange is open. Redemption fees may be applicable to redemptions or exchanges within 60 days of purchase. For both Class N and Class I shares, the William Blair domestic equity portfolios assess a 1% redemption fee on shares sold or exchanged that have been owned 60 days or less and the William Blair global equity and international equity portfolios assess a 2% redemption fee on shares sold or exchanged that have been owned 60 days or less as disclosed within the Fund’s Prospectus. The redemption fees collected by the Portfolio are netted against the amount of redemptions for presentation on the Statement of Changes in Net Assets.

The redemption fees collected by the Portfolios were as follows (in thousands):

	Year Ended December 31, 2010	Year Ended December 31, 2009
Growth	$10	$3
Large Cap Growth	1	—
Small Cap Growth	78	59
Mid Cap Growth	2	—
Small-Mid Cap Growth	—	1
Global Growth	—	—
International Growth	149	130
International Equity	7	7
International Small Cap Growth	3	8
Emerging Markets Growth	18	9
Emerging Leaders Growth	—	—
Small Cap Value	20	—
Mid Cap Value	—	N/A

Dividends from net investment income, if any, of the Growth, Large Cap Growth, Small Cap Growth, Mid Cap Growth, Small-Mid Cap Growth, Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth, Small Cap Value and Mid Cap Value Portfolios are declared and paid at least annually. At December 31, 2010, dividends from the Income and Bond Portfolio are declared and paid monthly. Effective April 16, 2011, dividends from the Income and Bond Portfolio will be declared daily and paid monthly. Dividends from the Low Duration and Ready Reserves Portfolios are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

December 31, 2010	William Blair Funds 115

(f) Foreign Currency Translation and Forward Foreign Currency Contracts

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Portfolio’s Net Asset Value, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(g) Income Taxes

Each Portfolio intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each portfolio intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios may be subject to a tax imposed on net realized gains on securities of certain foreign countries.

Each Portfolio is subject to the provisions of Accounting Standards Codification (ASC) 740 Income Taxes. ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of ASC 740 and all of the uncertain tax positions of the Portfolios and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ tax returns for each of the tax years in the four year period ended December 31, 2010, remains open and the returns are subject to examination.

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for federal income tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at December 31, 2010, were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth	$422,677	$103,970	$3,403	$100,567
Large Cap Growth	24,457	7,409	—	7,409
Small Cap Growth	755,634	178,728	56,004	122,724
Mid Cap Growth	78,214	23,327	513	22,814
Small-Mid Cap Growth	165,140	42,653	891	41,762
Global Growth	34,140	10,824	119	10,705
International Growth	4,117,710	1,051,316	71,114	980,202
International Equity	136,922	40,081	1,747	38,334
International Small Cap Growth	524,436	131,722	5,532	126,190
Emerging Markets Growth	986,045	265,176	3,622	261,554
Emerging Leaders Growth	78,887	17,216	572	16,644
Small Cap Value	140,909	25,823	279	25,544
Mid Cap Value	3,241	246	58	188
Bond	181,324	10,728	925	9,803
Income	106,075	6,507	800	5,707
Low Duration	141,627	430	530	(100)
Ready Reserves	1,215,281	—	—	—
116 Annual Report	December 31, 2010

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to net operating losses, Section 988 currency gains and losses, PFICs gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards and redemptions in-kind. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2010, the following reclassifications were recorded (in thousands):

Portfolio	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain/(Loss)	Capital Paid in Excess of Par Value
Growth	$—	$—	$—
Large Cap Growth	—	472	(472)
Small Cap Growth	7,283	(6,138)	(1,145)
Mid Cap Growth	147	—	(147)
Small-Mid Cap Growth	871	—	(871)
Global Growth	(51)	60	(9)
International Growth	62,698	(62,698)	—
International Equity	173	(163)	(10)
International Small Cap Growth	(849)	849	—
Emerging Markets Growth	4,413	(33,541)	29,128
Emerging Leaders Growth	(47)	51	(4)
Small Cap Value	102	(30)	(72)
Mid Cap Value	—	—	—
Bond	516	(516)	—
Income	521	(517)	(4)
Low Duration	1,043	(1,043)	—
Ready Reserves	2	930	(932)

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2010 and 2009 was as follows (in thousands):

	Distributions Paid in 2010			Distributions Paid in 2009
Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Growth	$13	$—	$13	$43	$—	$43
Large Cap Growth	33	—	33	16	—	16
Small Cap Growth	—	—	—	—	—	—
Mid Cap Growth	—	—	—	—	—	—
Small-Mid Cap Growth	—	—	—	—	—	—
Global Growth	12	—	12	3	—	3
International Growth	101,433	—	101,433	31,541	—	31,541
International Equity	2,578	—	2,578	1,449	—	1,449
International Small Cap Growth	2,781	—	2,781	778	—	778
Emerging Markets Growth	13,461	—	13,461	11,127	—	11,127
Emerging Leaders Growth	255	505	760	1,588	—	1,588
Small Cap Value	269	135	404	213	—	213
Mid Cap Value	26	—	26	—	N/A	N/A
Bond	8,566	494	9,060	6,213	—	6,213
Income	5,134	—	5,134	6,533	—	6,533
Low Duration	2,958	—	2,958	86	—	86
Ready Reserves	126	—	126	1,639	—	1,639
December 31, 2010	William Blair Funds 117

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ Depreciation
Growth	$329	$(7,557)	$—	$100,567
Large Cap Growth	—	(6,323)	—	7,409
Small Cap Growth	—	(87,410)	—	122,724
Mid Cap Growth	—	(2,637)	—	22,814
Small-Mid Cap Growth	—	—	401	41,762
Global Growth	—	(22,357)	—	10,705
International Growth	6,047	(1,421,884)	—	980,202
International Equity	—	(116,060)	—	38,334
International Small Cap Growth	5,932	(113,021)	—	126,190
Emerging Markets Growth	—	(5,861)	—	261,554
Emerging Leaders Growth	987	(14)	539	16,644
Small Cap Value	—	—	1,617	25,544
Mid Cap Value	21	—	—	188
Bond	2	—	236	9,803
Income	—	(41,771)	—	5,707
Low Duration	—	(1,104)	—	(100)
Ready Reserves	86	(23)	—	—

As of December 31, 2010, the Portfolios have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio	2011	2012	2013	2014	2015	2016	2017	2018	Total
Growth	$—	$—	$—	$—	$—	$—	$7,557	$—	$7,557
Large Cap Growth	769	—	—	—	—	1,709	3,845	—	6,323
Small Cap Growth	—	—	—	—	—	—	72,368	—	72,368
Mid Cap Growth	—	—	—	—	—	—	2,638	—	2,638
Small-Mid Cap Growth	—	—	—	—	—	—	—	—	—
Global Growth	—	—	—	—	—	9,230	13,127	—	22,357
International Growth	—	—	—	—	—	224,515	1,198,096	—	1,422,611
International Equity	—	—	—	—	—	34,279	81,926	—	116,205
International Small Cap Growth	—	—	—	—	—	26,723	86,330	—	113,053
Emerging Markets Growth	—	—	—	—	—	—	5,572	—	5,572
Emerging Leaders Growth	—	—	—	—	—	—	—	—	—
Small Cap Value	—	—	—	—	—	—	—	—	—
Mid Cap Value	—	—	—	—	—	—	—	—	—
Bond	—	—	—	—	—	—	—	—	—
Income	1,578	4,431	3,398	4,138	9,190	14,459	4,577	—	41,771
Low Duration	—	—	—	—	—	—	—	955	955
Ready Reserves	—	20	—	—	3	—	—	—	23
118 Annual Report	December 31, 2010

For the period from November 1, 2010 through December 31, 2010, the following Portfolios incurred net realized capital losses or foreign currency losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2011 for federal income tax purposes (in thousands):

Portfolio	Capital Amount	Currency Amount
Growth	$—	$—
Large Cap Growth	—	—
Small Cap Growth	15,042	—
Mid Cap Growth	—	—
Small-Mid Cap Growth	—	—
Global Growth	—	2
International Growth	—	—
International Equity	—	—
International Small Cap Growth	—	—
Emerging Markets Growth	—	324
Emerging Leaders Growth	—	—
Small Cap Value	—	—
Mid Cap Value	—	—
Bond	—	—
Income	—	—
Low Duration	149	—
Ready Reserves	—	—

(h) Repurchase Agreements

In a repurchase agreement, a Portfolio buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. William Blair & Co. (the “Advisor”) will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities. The risk to a Portfolio is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Portfolio is entitled to sell the underlying collateral. The loss, if any, to a Portfolio will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Portfolio may be delayed or limited. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which a Portfolio enters into repurchase agreements to evaluate those risks. A Portfolio may, under certain circumstances, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(j) Fair Value Measurements

The Portfolios are subject to Fair Value measurement and Disclosures ASC 820. In accordance with ASC 820, “fair value” is defined as the price that a Portfolio would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Portfolio’s investments. ASC 820 establishes a three-tier hierarchy of inputs to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1—Quoted prices in active markets for an identical security.

•

Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates,

December 31, 2010	William Blair Funds 119

benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Portfolio is calculated.

•

Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Portfolio’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Fund adopted Financial Accounting Standards Board (the “FASB”) Accounting Standards Update 2010-06 “Fair Value Measurements and Disclosures (ASU 820)” which requires the Fund to disclose details of significant transfers in and out of Level 1 and Level 2 measurements and the reasons for the transfers. Any transfers between Level 1 and Level 2 are disclosed, effective beginning of the period, in the tables below with the reasons for the transfers disclosed in a note to the financial statements.

At December 31, 2010, the Portfolios held no other financial instruments, such as options or futures, that required fair valuation.

As of December 31, 2010, the hierarchical input levels of securities in each Portfolio, segregated by security class, are as follows (in thousands):

	Growth	Large Cap Growth	Small Cap Growth	Mid Cap Growth	Small- Mid Cap Growth	Global Growth
Investments in securities
Level 1—Quoted prices
Common stock	$516,942	$31,491	$849,428	$99,008	$205,802	$42,282
Preferred stock	—	—	—	—	—	1,027
Level 2—Other significant observable inputs
Preferred stock	—	—	7,779	—	—	—
Short-term investments	6,302	375	20,042	2,020	1,100	1,536
Level 3—Significant unobservable inputs
Common stock	—	—	1,109	—	—	—

Total investments in securities	$523,244	$31,866	$878,358	$101,028	$206,902	$44,845

Level 1 and Level 2 transfers
Transfers from Level 1 to Level 2(a)	—	—	—	—	—	—
Transfers from Level 2 to Level 1(b)	—	—	—	—	—	$4,961
120 Annual Report	December 31, 2010

	International Growth	International Equity	International Small Cap Growth	Emerging Markets Growth	Emerging Leaders Growth	Small Cap Value	Mid Cap Value
Investments in securities
Level 1—Quoted prices
Common stock	$4,942,157	$169,486	$630,017	$1,153,073	$88,347	$162,622	$3,364
Preferred stock	—	2,068	3,813	50,827	5,677	—	—
Level 2—Other significant observable inputs
Convertible bonds	1,876	—	626	1,045	—	—	—
Short-term investments	153,879	3,702	16,170	42,654	1,507	3,831	65
Level 3—Significant unobservable inputs
None	—	—	—	—	—	—	—

Total investments in securities	$5,097,912	$175,256	$650,626	$1,247,599	$95,531	$166,453	$3,429

Level 1 and Level 2 transfers
Transfers from Level 1 to Level 2 (a)	—	—	—	—	—	—	—
Transfers from Level 2 to Level 1 (b)	$1,735,589	$133,217	$153,495	$268,735	$25,676	—	—
Other financial instruments
Level 2—Other significant observable inputs
Forward foreign currency contracts	$—	$(135)	$—	$—	$—	$—	$—

	Bond	Income	Low Duration	Ready Reserves*
Investments in securities
Level 1—Quoted Prices
None	$—	$—	$—	$—
Level 2—Other significant observable inputs
US Government and Agency Bonds	88,534	40,282	59,701	83,809
Foreign Government Notes	—	—	—	27,994
Corporate Bonds	88,831	59,394	16,970	179,779
Asset Backed Bonds	10,307	9,512	58,862	—
Commercial Paper	—	—	—	658,996
Short-Term Investments	3,285	1,676	5,994	264,703
Level 3—Significant unobservable inputs
Asset Backed Bonds	170	918	—	—

Total investments in securities	$191,127	$111,782	$141,527	$1,215,281

Level 1 and Level 2 transfers
Transfers from Level 1 to Level 2	—	—	—	—
Transfers from Level 2 to Level 1	—	—	—	—

*	All of the investments held by Ready Reserves are short-term investments.

(a)	Fair valuation estimates were obtained from the Portfolios’ pricing vendor and applied to certain foreign securities at December 31, 2010 but not on December 31, 2009, resulting in a transfer from Level 1 to Level 2.

(b)	Fair valuation estimates were obtained from the Portfolios’ pricing vendor and applied to certain foreign securities at December 31, 2009 but not on December 31, 2010, resulting in a transfer from Level 2 to Level 1.

Level 1 Common Stocks are exchange-traded securities with a quoted price. Typically, Level 2 Common Stocks are non-U.S. exchange-traded securities with a quoted price that are fair valued by an independent pricing service approved by the Board of Trustees.

December 31, 2010	William Blair Funds 121

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value:

	Balance January 1, 2010	Purchases	Sales	Transfers to Level 3	Transfers from Level 3	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Balance December 31, 2010
Small Cap Growth	$3,017	—	$(1,547)	$1,109	—	$11,463	$(12,933)	$1,109
Bond	—	—	—	119	—	51	—	170
Income	—	—	—	645	—	273	—	918

The fair value estimates for the Level 3 securities in the Small Cap Growth, Bond and Income Portfolios were determined in good faith by the Pricing Committee in consultation with the Valuation Committee, pursuant to the Valuation Procedures adopted by the Board of Trustees. There were various factors considered in reaching this fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, analysis of the company’s performance, market trends that influence its performance and the potential for adverse outcome in pending litigation. At December 31, 2010, these securities represented 0.12%, 0.09% and 0.81% of the net assets of the Small Cap Growth, Bond and Income Portfolios respectively. The change in unrealized gain (loss) related to those securities held at December 31, 2010 was $(85), in thousands, and is included in the change in net unrealized appreciation (depreciation) of investments on the Statement of Operations.

BancTec Inc, held in the Small Cap Growth Portfolio, was sold during the year. Vitacost.com held in the Small Cap Growth Portfolio moved from Level 1 to Level 3 due to a lack of observable inputs. The First Plus Home Loan Trust bonds held in the Bond and Income Portfolios transferred from Level 2 to Level 3 during the period due to the lack of significant other observable inputs.

(k) Redemptions In-Kind

In accordance with the Funds’ prospectus, the Portfolios may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Portfolio recognizes a gain or loss on the transfer of securities depending on the market value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2010, the Small Cap Growth Portfolio and Emerging Markets Growth Portfolio redeemed in-kind (in thousands) $18,923 and $74,711, respectively, with a realized gain of $6,457 and $32,340, respectively.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with the “Advisor” for investment advisory, clerical, bookkeeping and administrative services. Each Portfolio pays the Advisor an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios		International Portfolios
Growth	0.75%	International Growth:
Large Cap Growth	0.80%	First $250 million	1.10%
Small Cap Growth	1.10%	Next $4.75 billion	1.00%
Mid Cap Growth	0.95%	Next $5 billion	0.95%
Small-Mid Cap Growth	1.00%	Next $5 billion	0.925%
Small Cap Value	1.10%	In excess of $15 billion	0.90%
Mid Cap Value	0.95%	International Equity
		First $250 million	1.10%
Global Portfolio		In excess of $250 million	1.00%
Global Growth	1.00%	International Small Cap Growth	1.00%
		Emerging Markets Growth	1.10%
		Emerging Leaders Growth	1.10%

Fixed-Income Portfolios		Money Market Portfolio
Bond	0.30%	Ready Reserves
Low Duration	0.30%	First $250 million	0.275%
Income*		Next $250 million	0.250%
First $250 million	0.25%	Next $2 billion	0.225%
In excess of $250 million	0.20%	In excess of $2.5 billion	0.200%

*Management fee also includes a charge of 5% of gross income.
122 Annual Report	December 31, 2010

Some of the Portfolios have also entered into an Expense Limitation Agreement with the Advisor. Under the terms of the Agreement, the Advisor will waive its management fee and/or reimburse the Portfolio for expenses in excess of the agreed upon rate. The amount the Advisor owes a Portfolio as of the reporting date is recorded as the Receivable from Advisor on the Statement of Assets and Liabilities. The Advisor reimburses the Portfolios on a monthly basis. Under the terms of the Agreement, the Advisor has agreed to waive its advisory fees and/or absorb other operating expenses through April 30, 2011, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

	Class N			Class I
Portfolio	Effective May 1, 2010 through April 30, 2011	Effective May 1, 2009 through April 30, 2010		Effective May 1, 2010 through April 30, 2011	Effective May 1, 2009 through April 30, 2010
Large Cap Growth	1.20%	1.23%		0.95%	0.98%
Small Cap Growth	1.50%	1.50%		1.25%	1.25%
Mid Cap Growth	1.35%	1.36%		1.10%	1.11%
Small-Mid Cap Growth	1.35%	1.36%		1.10%	1.11%
Global Growth	1.50%	1.55%		1.25%	1.30%
International Growth	1.45%	1.45%		1.20%	1.20%
International Equity	1.45%	1.45%		1.20%	1.20%
International Small Cap Growth	1.65%	1.65%		1.40%	1.40%
Emerging Markets Growth	1.70%	1.70%		1.45%	1.45%
Emerging Leaders Growth	1.65%	N/A		1.40%	1.40%
Small Cap Value	1.35%	1.29%		1.10%	1.09%
Mid Cap Value (a)	1.35%	N/A		1.10%	N/A
Bond	0.65%	0.65%		0.50%	0.50%
Income	0.85%	0.85%		0.70%	0.70%
Low Duration (b)	0.70%	0.70	%(a)	0.55%	0.55	%(a)

(a) Effective May 3, 2011 through April 30, 2012.

(b) Effective December 1, 2009 through April 30, 2011.

For a period of three years subsequent to the commencement of operations of the Emerging Leaders Growth, Mid Cap Value and Low Duration Portfolios, the Advisor is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent the overall expense ratio remains below the expense limitation in place at the time the fee was waived and/or the expense was reimbursed. The total amount available for recapture at December 31, 2010 was $278 (in thousands) for the Emerging Leaders Growth Portfolio, $88 for the Mid Cap Value Portfolio and $112 for the Low Duration Portfolio.

The Advisor has agreed to voluntarily waive fees and reimburse expenses incurred for the Ready Reserves Portfolio in order to maintain a minimum yield given the current rate environment.

For the year ended December 31, 2010, the fees incurred by the Portfolios and related fee waivers were as follows (in thousands):

Portfolio	Fund Level Waiver	Class I Specific Waiver	Class N Specific Waiver	Total Waiver
Growth	$—	$—	$—	$—
Large Cap Growth	58	—	8	66
Small Cap Growth	19	—	71	90
Mid Cap Growth	1	31	8	40
Small-Mid Cap Growth	—	6	25	31
Global Growth	135	1	3	139
International Growth	—	—	—	—
International Equity	—	189	29	218
International Small Cap Growth	—	—	—	—
Emerging Markets Growth	—	—	—	—
Emerging Leaders Growth	97	1	—	98
Small Cap Value	159	35	11	205
Mid Cap Value	88	—	—	88
Bond	86	4	—	90
Income	—	—	—	—
Low Duration	98	—	—	98
Ready Reserves	4,659	—	—	4,659
December 31, 2010	William Blair Funds 123

124 Annual Report	December 31, 2010

(b) Underwriting, Distribution Services and Service Agreement

Each Portfolio, except the Ready Reserves Portfolio, has a Distribution Agreement with the Advisor for distribution services to the Portfolios’ Class N shares. Each Portfolio pays the Advisor an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Income, Bond and Low Duration Portfolios, which is 0.15%. Pursuant to the Distribution Agreement, the Advisor enters into related selling group agreements with various firms at various rates for sales of the Portfolios’ Class N shares.

The Ready Reserves Portfolio has a Service Agreement with the Advisor to provide shareholder services and automatic sweep services. The Portfolio pays the Company an annual fee, payable monthly, based upon 0.35% of the average daily net assets of Class N shares. The Board of Trustees has determined that the amount payable for “service fees” (as defined by FINRA (Financial Industry Regulatory Authority)) will not exceed 0.25% of the average annual net assets attributable to Class N shares.

The Global Growth, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth, Bond and Low Duration Portfolios have a Shareholder Administration Agreement with the Advisor to provide shareholder administration services. Class N and Class I shares of the Portfolios pay the Advisor an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the year ended December 31, 2010, the following fees were incurred (in thousands):

Portfolio	Class N	Class I	Total
Global Growth	$7	$51	$58
International Small Cap Growth	28	390	418
Emerging Markets Growth	42	260	302
Emerging Leaders Growth	—	17	17
Bond	6	222	228
Low Duration	7	120	127

(c) Investments in Affiliated Portfolio

Pursuant to the rules of the 1940 Act, each of the Portfolios of the Fund may invest in the Ready Reserves Portfolio, an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option by the other Portfolios in the Fund. The Advisor waives management fees in an amount equal to the management fee and service fee that Ready Reserves receives based on the Portfolio’s net assets, less any waivers, if applicable. The fees waived with respect to each Portfolio for the year ended December 31, 2010 are listed below. Distributions received from Ready Reserves are reflected as “Dividend income from Affiliated Fund” in each Portfolio’s Statement of Operations. Amounts relating to the Portfolios’ investments in Ready Reserves were as follows for the year ended December 31, 2010 (in thousands):

Portfolio	December 31, 2009 Value	Purchases	Sales	Fees Waived	Dividend Income	December 31, 2010 Value	Percent of Net Assets
Growth	$1,262	$—	$1,262	$2	$—	$—	0.0%
Large Cap	—	—	—	—	—	—	0.0%
Small Cap Growth	3,297	—	3,297	6	—	—	0.0%
Mid Cap Growth	19	—	19	—	—	—	0.0%
Small-Mid Cap Growth	23	—	23	—	—	—	0.0%
Global Growth	29	—	29	—	1	—	0.0%
International Growth	6,376	—	6,376	12	—	—	0.0%
International Equity	5	—	5	—	—	—	0.0%
International Small Cap Growth	489	—	489	1	—	—	0.0%
Emerging Markets Growth	66	—	66	—	—	—	0.0%
Emerging Leaders Growth	440	—	440	1	—	—	0.0%
Small Cap Value	4	—	4	—	—	—	0.0%

(3) Investment Transactions

Investment transactions, excluding money market instruments, repurchase agreements and demand notes for the year ended December 31, 2010, were as follows (in thousands):

Portfolio	Purchases	Sales
Growth	$331,279	$(294,795)
Large Cap Growth	15,329	(18,218)
Small Cap Growth	897,278	(911,440)
Mid Cap Growth	68,243	(57,254)
Small-Mid Cap Growth	170,215	(146,585)
Global Growth	36,369	(38,642)
International Growth	4,341,396	(4,518,981)
International Equity	169,551	(298,166)
International Small Cap Growth	530,131	(396,755)
Emerging Markets Growth	1,284,378	(1,349,820)
Emerging Leaders Growth	169,052	(205,980)
Small Cap Value	148,854	(71,305)
Mid Cap Value	3,972	(818)
Bond	98,704	(60,843)
Income	35,681	(44,561)
Low Duration	159,270	(96,885)

(4) Forward Foreign Currency Contracts

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios from time to time may enter into forward foreign currency contracts with the Fund’s custodian and other counterparties in an attempt to hedge against a decline in the value of foreign currency against the U.S. dollar. The Portfolios bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract.

For the year ended December 31, 2010, the International Growth, International Equity, and International Small Cap Growth Portfolios engaged in forward foreign currency contracts with notional volume (in thousands) of $4,088,138, $11,261 and $215,506, respectively.

The following tables present the value of forward foreign currency contracts as of December 31, 2010, and their respective location on the Statement of Assets and Liabilities (values in thousands):

	Assets		Liabilities
Portfolio	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
International Equity	Unrealized appreciation on foreign forward currency contracts	$—	Unrealized depreciation on foreign forward currency contracts	$135

The effect of forward foreign currency contracts on the Statements of Operations for the year ended December 31, 2010 (values in thousands) were as follows:

Realized gain (loss) recognized in foreign currency transactions
Portfolio	Value
International Growth	$49,389
International Equity	136
International Small Cap Growth	262

Change in unrealized gain (loss) recognized in foreign currency translations
Portfolio	Value
International Growth	$(15,044)
International Equity	(135)
December 31, 2010	William Blair Funds 125

The following table presents open forward foreign currency contracts as of December 31, 2010 (values in thousands):

International Equity Fund
Counterparty	Short Contracts	Settlement Date	Local Currency	Current Value	Unrealized Gain/Loss
Northern Trust Corporation	Japanese Yen	1/11/2011	¥312,095	$3,844	$(135)

(5) Fund Share Transactions

	Sales (Dollars)
	Year Ended December 31, 2010			Year Ended December 31, 2009
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$68,365	$107,997	$176,362	$67,911	$63,683	$131,594
Large Cap Growth	1,142	1,935	3,077	923	5,311	6,234
Small Cap Growth	108,310	256,285	364,595	225,583	92,269	317,852
Mid Cap Growth	2,798	21,591	24,389	4,936	16,887	21,823
Small Mid-Cap Growth	3,028	48,275	51,303	13,361	39,281	52,642
Global Growth	1,046	3,798	4,844	465	3,968	4,433
International Growth	876,749	621,840	1,498,589	645,844	715,238	1,361,082
International Equity	1,093	58,750	59,843	4,147	83,020	87,167
International Small Cap Growth	7,838	138,435	146,273	5,724	102,689	108,413
Emerging Markets Growth	6,588	51,960	58,548	5,532	68,836	74,368
Emerging Leaders Growth (a)	49	11,564	11,613	—	3,863	3,863
Small Cap Value	24,765	67,703	92,468	1,351	13,550	14,901
Mid Cap Value (b)	4	3,158	3,162	—	—	—
Bond	1,759	65,749	67,508	3,270	69,443	72,713
Income	8,860	6,525	15,385	5,949	11,021	16,970
Low Duration (c)	6,671	77,708	84,379	1,872	82,099	83,971
Ready Reserves	670,783	—	670,783	638,552	—	638,552

	Reinvested Distributions (Dollars)
	Year Ended December 31, 2010			Year Ended December 31, 2009
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$—	$11	$11	$—	$34	$34
Large Cap Growth	—	29	29	—	14	14
Small Cap Growth	—	—	—	—	—	—
Mid Cap Growth	—	—	—	—	—	—
Small Mid-Cap Growth	—	—	—	—	—	—
Global Growth	—	11	11	—	3	3
International Growth	50,365	42,168	92,533	15,272	13,374	28,646
International Equity	174	2,278	2,452	13	1,374	1,387
International Small Cap Growth	38	1,078	1,116	—	249	249
Emerging Markets Growth	234	1,348	1,582	192	1,432	1,624
Emerging Leaders Growth (a)	—	79	79	—	100	100
Small Cap Value	58	296	354	19	151	170
Mid Cap Value (b)	—	27	27	—	—	—
Bond	126	4,728	4,854	86	3,171	3,257
Income	1,462	2,888	4,350	2,004	3,427	5,431
Low Duration (c)	54	1,211	1,265	1	36	37
Ready Reserves	126	—	126	1,710	—	1,710

(a)	For Class N shares for the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
(b)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
(c)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.
126 Annual Report	December 31, 2010

	Redemptions (Dollars)
	Year Ended December 31, 2010			Year Ended December 31, 2009
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$47,695	$37,660	$85,355	$33,393	$17,297	$50,690
Large Cap Growth	925	4,757	5,682	1,360	5,054	6,414
Small Cap Growth	235,001	124,740	359,741	152,457	88,376	240,833
Mid Cap Growth	2,034	11,217	13,251	1,417	6,314	7,731
Small Mid-Cap Growth	4,809	23,447	28,256	1,450	28,280	29,730
Global Growth	1,468	4,358	5,826	822	4,451	5,273
International Growth	1,196,684	551,296	1,747,980	839,084	458,486	1,297,570
International Equity	4,139	186,626	190,765	37,908	47,320	85,228
International Small Cap Growth	5,438	62,241	67,679	7,257	36,128	43,385
Emerging Markets Growth	5,661	70,448	76,109	6,566	29,337	35,903
Emerging Leaders Growth (a)	—	6,692	6,692	—	743	743
Small Cap Value	2,617	11,274	13,891	2,315	4,882	7,197
Mid Cap Value (b)	—	5	5	—	—	—
Bond	1,085	54,078	55,163	308	15,214	15,522
Income	12,781	13,282	26,063	19,152	31,143	50,295
Low Duration (c)	1,607	69,878	71,485	—	1,799	1,799
Ready Reserves	807,267	—	807,267	1,128,550	—	1,128,550

	Net Change in Net Assets relating to Fund Share Activity (Dollars)
	Year Ended December 31, 2010			Year Ended December 31, 2009
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$20,670	$70,348	$91,018	$34,518	$46,420	$80,938
Large Cap Growth	217	(2,793)	(2,576)	(437)	271	(166)
Small Cap Growth	(126,691)	131,545	4,854	73,126	3,893	77,019
Mid Cap Growth	764	10,374	11,138	3,519	10,573	14,092
Small Mid-Cap Growth	(1,781)	24,828	23,047	11,911	11,001	22,912
Global Growth	(422)	(549)	(971)	(357)	(480)	(837)
International Growth	(269,570)	112,712	(156,858)	(177,968)	270,126	92,158
International Equity	(2,872)	(125,598)	(128,470)	(33,748)	37,074	3,326
International Small Cap Growth	2,438	77,272	79,710	(1,533)	66,810	65,277
Emerging Markets Growth	1,161	(17,140)	(15,979)	(842)	40,931	40,089
Emerging Leaders Growth	49	4,951	5,000	—	3,220	3,220
Small Cap Value	22,206	56,725	78,931	(945)	8,819	7,874
Mid Cap Value (b)	4	3,180	3,184	—	—	—
Bond	800	16,399	17,199	3,048	57,400	60,448
Income	(2,459)	(3,869)	(6,328)	(11,199)	(16,695)	(27,894)
Low Duration (c)	5,118	9,041	14,159	1,873	80,336	82,209
Ready Reserves	(136,358)	—	(136,358)	(488,288)	—	(488,288)

(a)	For Class N shares for the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
(b)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
(c)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.
December 31, 2010	William Blair Funds 127

	Sales (Shares)
	Year Ended December 31, 2010			Year Ended December 31, 2009
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	6,808	9,829	16,637	7,884	7,054	14,938
Large Cap Growth	182	299	481	181	978	1,159
Small Cap Growth	5,035	12,133	17,168	14,719	5,427	20,146
Mid Cap Growth	261	1,998	2,259	551	1,894	2,445
Small Mid-Cap Growth	242	3,846	4,088	1,183	4,035	5,218
Global Growth	139	526	665	80	709	789
International Growth	45,601	31,294	76,895	43,158	45,616	88,774
International Equity	96	5,289	5,385	474	8,525	8,999
International Small Cap Growth	729	12,221	12,950	688	11,253	11,941
Emerging Markets Growth	467	3,722	4,189	571	7,574	8,145
Emerging Leaders Growth (a)	5	1,252	1,257	—	548	548
Small Cap Value	1,978	5,844	7,822	166	1,517	1,683
Mid Cap Value (b)	—	313	313	—	—	—
Bond	164	6,220	6,384	324	7,009	7,333
Income	957	713	1,670	666	1,244	1,910
Low Duration (c)	670	7,796	8,466	187	8,211	8,398
Ready Reserves	670,783	—	670,783	638,552	—	638,552

	Reinvested Distributions (Shares)
	Year Ended December 31, 2010			Year Ended December 31, 2009
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	—	1	1	—	3	3
Large Cap Growth	—	4	4	—	2	2
Small Cap Growth	—	—	—	—	—	—
Mid Cap Growth	—	—	—	—	—	—
Small Mid-Cap Growth	—	—	—	—	—	—
Global Growth	—	1	1	—	—	—
International Growth	2,343	1,918	4,261	843	722	1,565
International Equity	15	189	204	2	126	128
International Small Cap Growth	3	83	86	—	24	24
Emerging Markets Growth	15	87	102	15	115	130
Emerging Leaders Growth (a)	—	8	8	—	12	12
Small Cap Value	4	22	26	2	15	17
Mid Cap Value (b)	—	3	3	—	—	—
Bond	12	447	459	9	313	322
Income	159	315	474	225	387	612
Low Duration (c)	5	122	127	—	4	4
Ready Reserves	126	—	126	1,710	—	1,710

(a)	For Class N shares for the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
(b)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
(c)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.
128 Annual Report	December 31, 2010

	Redemptions (Shares)
	Year Ended December 31, 2010			Year Ended December 31, 2009
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	4,775	3,591	8,366	4,263	1,994	6,257
Large Cap Growth	148	761	909	249	973	1,222
Small Cap Growth	11,449	5,763	17,212	10,272	5,811	16,083
Mid Cap Growth	187	1,030	1,217	169	744	913
Small Mid-Cap Growth	386	1,836	2,222	148	2,837	2,985
Global Growth	209	615	824	140	818	958
International Growth	61,789	28,153	89,942	58,042	30,142	88,184
International Equity	373	17,372	17,745	4,210	5,321	9,531
International Small Cap Growth	483	5,850	6,333	976	4,632	5,608
Emerging Markets Growth	422	5,459	5,881	678	3,007	3,685
Emerging Leaders Growth (a)	—	728	728	—	123	123
Small Cap Value	219	945	1,164	278	562	840
Mid Cap Value (b)	—	1	1	—	—	—
Bond	101	5,087	5,188	30	1,505	1,535
Income	1,382	1,449	2,831	2,155	3,558	5,713
Low Duration (c)	161	7,002	7,163	—	180	180
Ready Reserves	807,267	—	807,267	1,128,550	—	1,128,550

	Net Change in Shares Outstanding relating to Fund Share Activity (Shares)
	Year Ended December 31, 2010			Year Ended December 31, 2009
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	2,033	6,239	8,272	3,621	5,063	8,684
Large Cap Growth	34	(458)	(424)	(68)	7	(61)
Small Cap Growth	(6,414)	6,370	(44)	4,447	(384)	4,063
Mid Cap Growth	74	968	1,042	382	1,150	1,532
Small Mid-Cap Growth	(144)	2,010	1,866	1,035	1,198	2,233
Global Growth	(70)	(88)	(158)	(60)	(109)	(169)
International Growth	(13,845)	5,059	(8,786)	(14,041)	16,196	2,155
International Equity	(262)	(11,894)	(12,156)	(3,734)	3,330	(404)
International Small Cap Growth	249	6,454	6,703	(288)	6,645	6,357
Emerging Markets Growth	60	(1,650)	(1,590)	(92)	4,682	4,590
Emerging Leaders Growth (a)	5	532	537	—	437	437
Small Cap Value	1,763	4,921	6,684	(110)	970	860
Mid Cap Value (b)	—	315	315	—	—	—
Bond	75	1,580	1,655	303	5,817	6,120
Income	(266)	(421)	(687)	(1,264)	(1,927)	(3,191)
Low Duration (c)	514	916	1,430	187	8,035	8,222
Ready Reserves	(136,358)	—	(136,358)	(488,288)	—	(488,288)

(a)	For Class N shares for the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
(b)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
(c)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.
December 31, 2010	William Blair Funds 129

Financial Highlights

Growth Fund

	Class N
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.89	$7.12	$11.70	$11.42	$11.33
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.02)	(0.05)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	1.40	2.79	(4.35)	1.53	1.48

Total from investment operations	1.39	2.77	(4.40)	1.49	1.42
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	0.18	1.21	1.33

Total distributions	—	—	0.18	1.21	1.33

Net asset value, end of year	$11.28	$9.89	$7.12	$11.70	$11.42

Total Return (%)	14.05	38.90	(37.61)	13.17	12.42
Ratios to average daily net assets (%):
Expenses	1.16	1.23	1.17	1.22	1.17
Net investment income (loss)	(0.13)	(0.20)	(0.54)	(0.35)	(0.49)

	Class I
	Years Ended December 31,
	2010		2009		2008	2007		2006
Net asset value, beginning of year	$10.24		$7.35		$12.02	$11.66		$11.52
Income (loss) from investment operations:
Net investment income (loss)	0.02		0.01		(0.02)	0.00	^	(0.02)
Net realized and unrealized gain (loss) on investments	1.45		2.88		(4.47)	1.57		1.49

Total from investment operations	1.47		2.89		(4.49)	1.57		1.47
Less distributions from:
Net investment income	0.00	^	0.00	^	—	—		—
Net realized gain	—		—		0.18	1.21		1.33

Total distributions	—		0.00	^	0.18	1.21		1.33

Net asset value, end of year	$11.71		$10.24		$7.35	$12.02		$11.66

Total Return (%)	14.36		39.34		(37.35)	13.59		12.64
Ratios to average daily net assets (%):
Expenses	0.84		0.89		0.85	0.87		0.89
Net investment income (loss)	0.20		0.14		(0.22)	0.00		(0.20)

	Years Ended December 31,
	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$575,613	$419,520	$238,586	$369,644	$264,525
Portfolio turnover rate (%)	66	67	60	72	61

^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

130 Annual Report	December 31, 2010

Financial Highlights

Large Cap Growth Fund

	Class N
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$6.16	$4.68	$7.52	$6.88	$6.47
Income (loss) from investment operations:
Net investment income (loss)	(0.00)^	(0.01)	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	0.98	1.49	(2.82)	0.65	0.43

Total from investment operations	0.98	1.48	(2.84)	0.64	0.41
Less distributions from:
Net investment income	—	—	0.00 ^	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	0.00 ^	—	—

Net asset value, end of year	$7.14	$6.16	$4.68	$7.52	$6.88

Total Return (%)	15.91	31.62	(37.76)	9.30	6.34
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.21	1.23	1.23	1.23	1.24
Expenses, before waivers and reimbursements	1.53	2.28	1.85	1.50	1.63
Net investment income (loss), net of waivers and reimbursements	(0.08)	(0.13)	(0.29)	(0.16)	(0.29)
Net investment income (loss), before waivers and reimbursements	(0.40)	(1.18)	(0.91)	(0.43)	(0.68)

	Class I
	Years Ended December 31,
	2010	2009		2008	2007		2006
Net asset value, beginning of year	$6.30	$4.77		$7.64	$6.99		$6.56
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.01		0.00 ^	0.01		0.00
Net realized and unrealized gain (loss) on investments	1.00	1.52		(2.87)	0.64		0.43

Total from investment operations	1.01	1.53		(2.87)	0.65		0.43
Less distributions from:
Net investment income	0.01	0.00	^	0.00 ^	0.00^		—
Net realized gain	—	—		—	—		—

Total distributions	0.01	0.00	^	0.00 ^	0.00	^	—

Net asset value, end of year	$7.30	$6.30		$4.77	$7.64		$6.99

Total Return (%)	16.03	32.17		(37.56)	9.36		6.55
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.96	0.98		0.98	0.98		0.99
Expenses, before waivers and reimbursements	1.16	1.26		1.21	1.20		1.38
Net investment income (loss), net of waivers and reimbursements	0.16	0.12		(0.04)	0.18		(0.04)
Net investment income (loss), before waivers and reimbursements	(0.04)	(0.16)		(0.27)	(0.04)		(0.43)

	Years Ended December 31,
	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$32,035	$30,311	$23,279	$33,667	$20,191
Portfolio turnover rate (%)	54	88	85	60	53

^	Amount is between $(0.005) and $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2010	William Blair Funds 131

Financial Highlights

Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$19.99	$11.79	$23.30	$25.41	$23.76
Income (loss) from investment operations:
Net investment income (loss)	(0.21)	(0.15)	(0.19)	(0.33)	(0.29)
Net realized and unrealized gain (loss) on investments	3.44	8.35	(10.73)	(0.25)	3.65

Total from investment operations	3.23	8.20	(10.92)	(0.58)	3.36
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	0.59	1.53	1.71

Total distributions	—	—	0.59	1.53	1.71

Net asset value, end of year	$23.22	$19.99	$11.79	$23.30	$25.41

Total Return (%)	16.16	69.55	(46.85)	(2.15)	14.12
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.49	1.48
Expenses, before waivers and reimbursements	1.52	1.55	1.50	1.49	1.48
Net investment income (loss), net of waivers and reimbursements	(1.03)	(0.93)	(1.05)	(1.24)	(1.14)
Net investment income (loss), before waivers and reimbursements	(1.05)	(0.98)	(1.05)	(1.24)	(1.14)

	Class I
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$20.64	$12.14	$23.89	$25.94	$24.16
Income (loss) from investment operations:
Net investment income (loss)	(0.16)	(0.11)	(0.14)	(0.25)	(0.22)
Net realized and unrealized gain (loss) on investments	3.59	8.61	(11.02)	(0.27)	3.71

Total from investment operations	3.43	8.50	(11.16)	(0.52)	3.49
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	0.59	1.53	1.71

Total distributions	—	—	0.59	1.53	1.71

Net asset value, end of year	$24.07	$20.64	$12.14	$23.89	$25.94

Total Return (%)	16.62	70.02	(46.70)	(1.88)	14.42
Ratios to average daily net assets (%):
Expenses	1.25	1.20	1.20	1.20	1.21
Net investment income (loss)	(0.76)	(0.63)	(0.75)	(0.94)	(0.87)

	Years Ended December 31,
	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$891,589	$762,798	$401,627	$1,094,419	$1,261,174
Portfolio turnover rate (%)	117	122	135	97	105

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

132 Annual Report	December 31, 2010

Financial Highlights

Mid Cap Growth Fund

	Class N
	Periods Ended December 31,
	2010	2009	2008	2007	2006(a)
Net asset value, beginning of year	$10.08	$7.41	$11.35	$10.46	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.04)	(0.07)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	2.47	2.71	(3.87)	1.59	0.53

Total from investment operations	2.42	2.67	(3.94)	1.52	0.46
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	0.00 ^	0.63	—

Total distributions	—	—	0.00 ^	0.63	—

Net asset value, end of year	$12.50	$10.08	$7.41	$11.35	$10.46

Total Return (%)*	24.01	36.03	(34.71)	14.62	4.60
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.36	1.36	1.38	1.40
Expenses, before waivers and reimbursements	1.42	2.13	2.03	1.67	2.35
Net investment income (loss), net of waivers and reimbursements	(0.42)	(0.51)	(0.76)	(0.58)	(0.70)
Net investment income (loss), before waivers and reimbursements	(0.49)	(1.28)	(1.43)	(0.87)	(1.65)

	Class I
	Periods Ended December 31,
	2010	2009	2008	2007	2006(a)
Net asset value, beginning of year	$10.20	$7.48	$11.42	$10.49	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.02)	(0.05)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	2.50	2.74	(3.89)	1.60	0.53

Total from investment operations	2.48	2.72	(3.94)	1.56	0.49
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	0.00 ^	0.63	—

Total distributions	—	—	0.00 ^	0.63	—

Net asset value, end of year	$12.68	$10.20	$7.48	$11.42	$10.49

Total Return (%)*	24.31	36.36	(34.50)	14.95	4.90
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.11	1.11	1.12	1.15
Expenses, before waivers and reimbursements	1.15	1.28	1.23	1.37	2.10
Net investment income (loss), net of waivers and reimbursements	(0.14)	(0.26)	(0.51)	(0.32)	(0.43)
Net investment income (loss), before waivers and reimbursements	(0.19)	(0.43)	(0.63)	(0.57)	(1.38)

	Periods Ended December 31,
	2010	2009	2008	2007	2006(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$101,248	$70,834	$40,526	$45,393	$19,639
Portfolio turnover rate (%)*	73	87	76	66	56

(a)	For the period February 1, 2006 (Comencement of Operations) to December 31, 2006.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2010	William Blair Funds 133

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.73	$8.16	$13.10	$12.96	$12.40
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.06)	(0.03)	(0.12)	(0.11)
Net realized and unrealized gain (loss) on investments	2.76	3.63	(4.91)	1.71	1.32

Total from investment operations	2.67	3.57	(4.94)	1.59	1.21
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	0.00 ^	1.45	0.65

Total distributions	—	—	0.00 ^	1.45	0.65

Net asset value, end of year	$14.40	$11.73	$8.16	$13.10	$12.96

Total Return (%)	22.76	43.75	(37.71)	12.34	9.68
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.35	1.36	1.36	1.36	1.38
Expenses, before waivers and reimbursements	1.46	1.49	1.41	1.42	1.45
Net investment income (loss), net of waivers and reimbursements	(0.76)	(0.60)	(0.26)	(0.79)	(0.86)
Net investment income (loss), before waivers and reimbursements	(0.87)	(0.73)	(0.31)	(0.85)	(0.93)

	Class I
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.93	$8.27	$13.24	$13.06	$12.46
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.03)	0.00 ^	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	2.81	3.69	(4.97)	1.71	1.33

Total from investment operations	2.75	3.66	(4.97)	1.63	1.25
Less distributions from:
Net investment income	—	0.00 ^	—	—	—
Net realized gain	—	—	0.00 ^	1.45	0.65

Total distributions	—	0.00 ^	0.00 ^	1.45	0.65

Net asset value, end of year	$14.68	$11.93	$8.27	$13.24	$13.06

Total Return (%)	23.05	44.26	(37.54)	12.54	9.95
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.10	1.11	1.11	1.11	1.13
Expenses, before waivers and reimbursements	1.11	1.18	1.17	1.17	1.20
Net investment income (loss), net of waivers and reimbursements	(0.50)	(0.33)	0.03	(0.54)	(0.61)
Net investment income (loss), before waivers and reimbursements	(0.51)	(0.40)	(0.03)	(0.60)	(0.68)

	Years Ended December 31,
	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$208,065	$146,828	$83,479	$124,501	$92,766
Portfolio turnover rate (%)	93	112	77	80	68

^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

134 Annual Report	December 31, 2010

Financial Highlights

Global Growth Fund

	Class N
	Periods Ended December 31,
	2010	2009	2008	2007(a)
Net asset value, beginning of year	$6.97	$4.96	$9.89	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.01)	(0.01)	0.08	0.00 ^
Net realized and unrealized gain (loss) on investments	1.44	2.02	(4.98)	(0.11)

Total from investment operations	1.43	2.01	(4.90)	(0.11)
Less distributions from:
Net investment income	—	—	0.03	0.00 ^
Net realized gain	—	—	—	—

Total distributions	—	—	0.03	0.00 ^

Net asset value, end of year	$8.40	$6.97	$4.96	$9.89

Total Return (%)*	20.52	40.52	(49.52)	(1.10)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.52	1.55	1.55	1.55
Expenses, before waivers and reimbursements	1.93	2.61	2.17	2.14
Net investment income (loss), net of waivers and reimbursements	(0.09)	(0.17)	0.98	(0.08)
Net investment income (loss), before waivers and reimbursements	(0.50)	(1.23)	0.36	(0.67)

	Class I
	Periods Ended December 31,
	2010		2009		2008	2007(a)
Net asset value, beginning of year	$6.96		$4.94		$9.91	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.01		0.00	^	0.08	0.00 ^
Net realized and unrealized gain (loss) on investments	1.43		2.02		(4.98)	(0.09)

Total from investment operations	1.44		2.02		(4.90)	(0.09)
Less distributions from:
Net investment income	0.00	^	0.00	^	0.07	0.00 ^
Net realized gain	—		—		—	—

Total distributions	0.00	^	0.00	^	0.07	0.00 ^

Net asset value, end of year	$8.40		$6.96		$4.94	$9.91

Total Return (%)*	20.73		40.90		(49.41)	(0.85)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.27		1.30		1.30	1.30
Expenses, before waivers and reimbursements	1.62		1.62		1.74	1.89
Net investment income (loss), net of waivers and reimbursements	0.16		0.05		1.05	0.14
Net investment income (loss), before waivers and reimbursements	(0.19)		(0.27)		0.61	(0.45)

	Periods Ended December 31,
	2010	2009	2008	2007(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$44,877	$38,287	$28,005	$45,576
Portfolio turnover rate (%)*	96	133	124	63

(a)	For the period October 15, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Excludes $0.00, $0.00, $0.00 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2010, 2009, 2008 and 2007, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2010	William Blair Funds 135

Financial Highlights

International Growth Fund

	Class N
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$18.55	$13.12	$29.12	$27.70	$25.22
Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	0.07	0.29	0.12	0.05
Net realized and unrealized gain (loss) on investments	3.58	5.47	(15.54)	4.77	5.71

Total from investment operations	3.72	5.54	(15.25)	4.89	5.76
Less distributions from:
Net investment income	0.42	0.11	—	0.34	0.37
Net realized gain	—	—	0.75	3.13	2.91

Total distributions	0.42	0.11	0.75	3.47	3.28

Net asset value, end of year	$21.85	$18.55	$13.12	$29.12	$27.70

Total Return (%)	20.09	42.27	(52.33)	18.13	23.06
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.43	1.45	1.39	1.40	1.42
Expenses, before waivers and reimbursements	1.43	1.46	1.39	1.40	1.42
Net investment income (loss), net of waivers and reimbursements	0.73	0.48	1.29	0.38	0.19
Net investment income (loss), before waivers and reimbursements	0.73	0.47	1.29	0.38	0.19

	Class I
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$18.95	$13.40	$29.61	$28.10	$25.55
Income (loss) from investment operations:
Net investment income (loss) (a)	0.20	0.12	0.37	0.21	0.13
Net realized and unrealized gain (loss) on investments	3.67	5.59	(15.83)	4.86	5.78

Total from investment operations	3.87	5.71	(15.46)	5.07	5.91
Less distributions from:
Net investment income	0.48	0.16	—	0.43	0.45
Net realized gain	—	—	0.75	3.13	2.91

Total distributions	0.48	0.16	0.75	3.56	3.36

Net asset value, end of year	$22.34	$18.95	$13.40	$29.61	$28.10

Total Return (%)	20.47	42.63	(52.17)	18.53	23.35
Ratios to average daily net assets (%):
Expenses	1.14	1.17	1.08	1.09	1.11
Net investment income (loss)	0.99	0.74	1.58	0.69	0.45

	Years Ended December 31,
	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$5,082,179	$4,473,408	$3,130,938	$8,048,654	$6,267,126
Portfolio turnover rate (%)	99	121	91	56	72

(a)	Excludes $0.13, $0.08, $(0.18), $0.09, and $0.42 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2010, 2009, 2008, 2007 and 2006, respectively.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

136 Annual Report	December 31, 2010

Financial Highlights

International Equity Fund

	Class N
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.07	$8.35	$16.53	$15.21	$12.86
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.09	0.10	0.09	0.04
Net realized and unrealized gain (loss) on investments	1.15	2.64	(8.16)	2.55	2.52

Total from investment operations	1.21	2.73	(8.06)	2.64	2.56
Less distributions from:
Net investment income	0.16	0.01	—	0.14	0.19
Net realized gain	—	—	0.12	1.18	0.02

Total distributions	0.16	0.01	0.12	1.32	0.21

Net asset value, end of year	$12.12	$11.07	$8.35	$16.53	$15.21

Total Return (%)	10.92	32.69	(48.75)	17.68	19.96
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.45	1.45	1.45	1.45	1.46
Expenses, before waivers and reimbursements	1.66	1.59	1.45	1.47	1.56
Net investment income (loss), net of waivers and reimbursements	0.55	1.03	0.80	0.52	0.26
Net investment income (loss), before waivers and reimbursements	0.34	0.89	0.80	0.50	0.16

	Class I
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.16	$8.44	$16.66	$15.31	$12.94
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.08	0.15	0.13	0.06
Net realized and unrealized gain (loss) on investments	1.15	2.70	(8.25)	2.57	2.55

Total from investment operations	1.25	2.78	(8.10)	2.70	2.61
Less distributions from:
Net investment income	0.19	0.06	—	0.17	0.22
Net realized gain	—	—	0.12	1.18	0.02

Total distributions	0.19	0.06	0.12	1.35	0.24

Net asset value, end of year	$12.22	$11.16	$8.44	$16.66	$15.31

Total Return (%)	11.19	32.93	(48.61)	17.97	20.22
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.20	1.21
Expenses, before waivers and reimbursements	1.28	1.39	1.22	1.25	1.35
Net investment income (loss), net of waivers and reimbursements	0.88	0.86	1.12	0.76	0.46
Net investment income (loss), before waivers and reimbursements	0.80	0.67	1.10	0.71	0.32

	Years Ended December 31,
	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$178,055	$298,168	$228,486	$408,609	$297,716
Portfolio turnover rate (%)	71	88	92	70	83

(a)	Excludes $0.04, $0.00, $0.00, $(0.07) and $0.01 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2010, 2009, 2008, 2007 and 2006, respectively.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2010	William Blair Funds 137

Financial Highlights

International Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.40	$6.62	$13.98	$13.37	$11.16
Income (loss) from investment operations:
Net investment income (loss) (a)	0.03	(0.01)	(0.02)	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	2.66	3.79	(7.22)	1.72	2.32

Total from investment operations	2.69	3.78	(7.24)	1.70	2.27
Less distributions from:
Net investment income	0.02	—	—	0.05	0.01
Net realized gain	—	—	0.12	1.04	0.05

Total distributions	0.02	—	0.12	1.09	0.06

Net asset value, end of year	$13.07	$10.40	$6.62	$13.98	$13.37

Total Return (%)*	25.88	57.10	(51.82)	13.06	20.32
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.55	1.65	1.65	1.60	1.65
Expenses, before waivers and reimbursements	1.55	1.83	1.62	1.60	1.71
Net investment income (loss), net of waivers and reimbursements	0.30	(0.16)	(0.20)	(0.16)	(0.40)
Net investment income (loss), before waivers and reimbursements	0.30	(0.34)	(0.17)	(0.16)	(0.46)

	Class I
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.49	$6.67	$14.01	$13.41	$11.16
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.01	0.01	0.03	(0.03)
Net realized and unrealized gain (loss) on investments	2.68	3.83	(7.23)	1.71	2.34

Total from investment operations	2.75	3.84	(7.22)	1.74	2.31
Less distributions from:
Net investment income	0.05	0.02	—	0.10	0.01
Net realized gain	—	—	0.12	1.04	0.05

Total distributions	0.05	0.02	0.12	1.14	0.06

Net asset value, end of year	$13.19	$10.49	$6.67	$14.01	$13.41

Total Return (%)*	26.24	57.51	(51.56)	13.34	20.68
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.31	1.31	1.29	1.40
Expenses, before waivers and reimbursements	1.25	1.31	1.28	1.29	1.46
Net investment income (loss), net of waivers and reimbursements	0.61	0.11	0.11	0.18	(0.25)
Net investment income (loss), before waivers and reimbursements	0.61	0.11	0.14	0.18	(0.31)

	Years Ended December 31,
	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$646,951	$390,851	$291,988	$401,459	$231,969
Portfolio turnover rate (%)*	85	136	78	88	109

(a)	Excludes $0.15, $0.01, $(0.02), $0.05, and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2010, 2009, 2008, 2007 and 2006, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

138 Annual Report	December 31, 2010

Financial Highlights

Emerging Markets Growth Fund

	Class N
	Years Ended December 31,
	2010	2009		2008	2007	2006
Net asset value, beginning of year	$12.87	$7.46		$21.92	$19.42	$14.17
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.01)	0.00	^	0.11	(0.10)	(0.04)
Net realized and unrealized gain (loss) on investments	3.02	5.51		(13.63)	7.23	5.41

Total from investment operations	3.01	5.51		(13.52)	7.13	5.37
Less distributions from:
Net investment income	0.12	0.10		—	0.09	0.01
Net realized gain	—	—		0.94	4.54	0.11

Total distributions	0.12	0.10		0.94	4.63	0.12

Net asset value, end of year	$15.76	$12.87		$7.46	$21.92	$19.42

Total Return (%)	23.44	73.85		(61.71)	37.75	37.90
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.63	1.70		1.67	1.65	1.65
Expenses, before waivers and reimbursements	1.63	1.81		1.65	1.69	1.78
Net investment income (loss), net of waivers and reimbursements	(0.05)	0.04		0.65	(0.45)	(0.22)
Net investment income (loss), before waivers and reimbursements	(0.05)	(0.07)		0.67	(0.49)	(0.35)

	Class I
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.95	$7.51	$21.99	$19.47	$14.19
Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.03	0.15	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	3.03	5.54	(13.69)	7.26	5.41

Total from investment operations	3.07	5.57	(13.54)	7.22	5.40
Less distributions from:
Net investment income	0.15	0.13	—	0.16	0.01
Net realized gain	—	—	0.94	4.54	0.11

Total distributions	0.15	0.13	0.94	4.70	0.12

Net asset value, end of year	$15.87	$12.95	$7.51	$21.99	$19.47

Total Return (%)	23.77	74.18	(61.60)	38.13	38.07
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.36	1.41	1.41	1.40	1.40
Expenses, before waivers and reimbursements	1.36	1.41	1.39	1.40	1.47
Net investment income (loss), net of waivers and reimbursements	0.26	0.31	0.91	(0.20)	(0.06)
Net investment income (loss), before waivers and reimbursements	0.26	0.31	0.93	(0.20)	(0.13)

	Years Ended December 31,
	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,250,543	$1,038,260	$385,588	$1,165,854	$813,649
Portfolio turnover rate (%)	121	113	118	100	113

(a)	Excludes $0.11, $0.15, $(0.09), $0.21, and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2010, 2009, 2008, 2007 and 2006 respectively.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2010	William Blair Funds 139

Financial Highlights

Emerging Leaders Growth Fund

Class N
Period Ended December 31, 2010(a)

Net asset value, beginning of year	$8.80
Income (loss) from investment operations:
Net investment income (loss) (c)	(0.02)
Net realized and unrealized gain (loss) on investments	1.64

Total from investment operations	1.62
Less distributions from:
Net investment income	0.02
Net realized gain	0.06

Total distributions	0.08

Net asset value, end of year	$10.34

Total Return (%)*	18.43
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65
Expenses, before waivers and reimbursements	1.71
Net investment income (loss), net of waivers and reimbursements	(0.38)
Net investment income (loss), before waivers and reimbursements	(0.44)

	Class I
	Periods Ended December 31,
	2010	2009	2008(b)
Net asset value, beginning of year	$8.43	$4.79	$10.00
Income (loss) from investment operations:
Net investment income (loss) (c)	0.02	0.02	0.04
Net realized and unrealized gain (loss) on investments	1.98	3.73	(5.25)

Total from investment operations	2.00	3.75	(5.21)
Less distributions from:
Net investment income	0.02	0.11	0.00 ^
Net realized gain	0.06	—	—

Total distributions	0.08	0.11	0.00 ^

Net asset value, end of year	$10.35	$8.43	$4.79

Total Return (%)*	23.70	78.38	(52.09)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.40	1.40
Expenses, before waivers and reimbursements	1.52	1.54	1.56
Net investment income (loss), net of waivers and reimbursements	0.25	0.37	0.70
Net investment income (loss), before waivers and reimbursements	0.13	0.23	0.54

	Periods Ended December 31,
	2010	2009	2008
Supplemental data for all classes:
Net assets at end of year (in thousands)	$94,901	$115,136	$46,676
Portfolio turnover rate (%)*	176	176	151

(a)	For the period May 3, 2010 (Commencement of Operations) to December 31, 2010.
(b)	For the period March 26, 2008 (Commencement of Operations) to December 31, 2008.
(c)	Excludes $0.96, $1.29 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2010, 2009 and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

140 Annual Report	December 31, 2010

Financial Highlights

Small Cap Value Fund

	Class N
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.49	$8.33	$11.31	$16.27	$14.95
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.06	0.09	0.02	0.03
Net realized and unrealized gain (loss) on investments	3.22	2.13	(3.02)	(0.96)	3.22

Total from investment operations	3.25	2.19	(2.93)	(0.94)	3.25
Less distributions from:
Net investment income	0.03	0.03	0.05	—	0.01
Net realized gain	—	—	—	4.02	1.92

Total distributions	0.03	0.03	0.05	4.02	1.93

Net asset value, end of year	$13.71	$10.49	$8.33	$11.31	$16.27

Total Return (%)	30.94	26.24	(25.85)	(5.54)	21.78
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.33	1.29	1.29	1.33	1.34
Expenses, before waivers and reimbursements	1.57	1.78	1.82	1.66	1.75
Net investment income (loss), net of waivers and reimbursements	0.25	0.68	0.84	0.10	0.21
Net investment income (loss), before waivers and reimbursements	0.01	0.19	0.31	(0.23)	(0.20)

	Class I
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.65	$8.45	$11.50	$16.51	$15.12
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.08	0.11	0.09	0.03
Net realized and unrealized gain (loss) on investments	3.27	2.16	(3.08)	(1.01)	3.30

Total from investment operations	3.32	2.24	(2.97)	(0.92)	3.33
Less distributions from:
Net investment income	0.04	0.04	0.08	0.07	0.02
Net realized gain	—	—	—	4.02	1.92

Total distributions	0.04	0.04	0.08	4.09	1.94

Net asset value, end of year	$13.93	$10.65	$8.45	$11.50	$16.51

Total Return (%)	31.16	26.56	(25.77)	(5.31)	22.10
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.10	1.09	1.09	1.09	1.09
Expenses, before waivers and reimbursements	1.29	1.50	1.57	1.37	1.50
Net investment income (loss), net of waivers and reimbursements	0.43	0.86	1.06	0.52	0.16
Net investment income (loss), before waivers and reimbursements	0.24	0.45	0.58	0.24	(0.25)

	Years Ended December 31,
	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$164,499	$54,859	$36,249	$47,118	$146,777
Portfolio turnover rate (%)	71	62	87	102	162

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2010	William Blair Funds 141

Financial Highlights

Mid Cap Value Fund

Class N
Period Ended December 31,
2010(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09
Net realized and unrealized gain (loss) on investments	0.74

Total from investment operations	0.83
Less distributions from:
Net investment income	0.06
Net realized gain	0.02

Total distributions	0.08

Net asset value, end of period	$10.75

Total Return (%)*	8.36
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35
Expenses, before waivers and reimbursements	5.09
Net investment income (loss), net of waivers and reimbursements	0.92
Net investment income (loss), before waivers and reimbursements	(2.82)

Class I
Period Ended December 31,
2010(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11
Net realized and unrealized gain (loss) on investments	0.75

Total from investment operations	0.86
Less distributions from:
Net investment income	0.08
Net realized gain	0.02

Total distributions	0.10

Net asset value, end of period	$10.76

Total Return (%)*	8.66
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10
Expenses, before waivers and reimbursements	4.92
Net investment income (loss), net of waivers and reimbursements	1.10
Net investment income (loss), before waivers and reimbursements	(2.72)

Period Ended December 31,
2010(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$3,393
Portfolio turnover rate (%)*	35

(a)	For the period May 3, 2010 (Commencement of Operations) to Decmeber 31, 2010.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

142 Annual Report	December 31, 2010

Financial Highlights

Bond Fund

	Class N
	Periods Ended December 31,
	2010	2009	2008	2007(a)
Net asset value, beginning of year	$10.40	$9.82	$10.07	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.46	0.48	0.47	0.31
Net realized and unrealized gain (loss) on investments	0.35	0.59	(0.31)	0.02

Total from investment operations	0.81	1.07	0.16	0.33
Less distributions from:
Net investment income	0.48	0.49	0.41	0.26
Net realized gain	0.03	—	—	—

Total distributions	0.51	0.49	0.41	0.26

Net asset value, end of year	$10.70	$10.40	$9.82	$10.07

Total Return (%)*	7.86	11.11	1.64	3.38
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.65	0.65	0.65	0.65
Expenses, before waivers and reimbursements	0.70	1.40	2.47	0.81
Net investment income (loss), net of waivers and reimbursements	4.25	4.76	4.69	4.80
Net investment income (loss), before waivers and reimbursements	4.20	4.01	2.87	4.64

	Class I
	Periods Ended December 31,
	2010	2009	2008	2007(a)
Net asset value, beginning of year	$10.31	$9.72	$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.47	0.49	0.48	0.32
Net realized and unrealized gain (loss) on investments	0.33	0.59	(0.31)	0.02

Total from investment operations	0.80	1.08	0.17	0.34
Less distributions from:
Net investment income	0.49	0.49	0.49	0.30
Net realized gain	0.03	—	—	—

Total distributions	0.52	0.49	0.49	0.30

Net asset value, end of year	$10.59	$10.31	$9.72	$10.04

Total Return (%)*	7.89	11.40	1.72	3.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.50	0.50	0.50	0.50
Expenses, before waivers and reimbursements	0.55	0.58	0.71	0.67
Net investment income (loss), net of waivers and reimbursements	4.41	4.92	4.90	4.95
Net investment income (loss), before waivers and reimbursements	4.36	4.84	4.69	4.78

	Periods Ended December 31,
	2010	2009	2008	2007(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$192,776	$147,344	$74,613	$68,483
Portfolio turnover rate (%)*	25	29	52	38

(a)	For the period May 1, 2007 (Commencement of Operations) to December 31, 2007.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2010	William Blair Funds 143

Financial Highlights

Income Fund

	Class N
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.07	$8.69	$9.29	$9.74	$9.83
Income (loss) from investment operations:
Net investment income (loss)	0.35	0.40	0.37	0.45	0.44
Net realized and unrealized gain (loss) on investments	0.19	0.44	(0.59)	(0.35)	(0.04)

Total from investment operations	0.54	0.84	(0.22)	0.10	0.40

Less distributions from:
Net investment income	0.39	0.46	0.38	0.55	0.49
Net realized gain	—	—	—	—	—

Total distributions	0.39	0.46	0.38	0.55	0.49

Net asset value, end of year	$9.22	$9.07	$8.69	$9.29	$9.74

Total Return (%)	6.04	9.88	(2.46)	1.08	4.25
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.85	0.85	0.90	0.79	0.74
Expenses, before waivers and reimbursements	0.85	0.93	0.93	0.81	0.80
Net investment income (loss), net of waivers and reimbursements	3.79	4.48	4.38	4.73	4.54
Net investment income (loss), before waivers and reimbursements	3.79	4.41	4.35	4.71	4.48

	Class I
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.00	$8.64	$9.30	$9.69	$9.82
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.41	0.39	0.47	0.45
Net realized and unrealized gain (loss) on investments	0.19	0.43	(0.59)	(0.34)	(0.04)

Total from investment operations	0.56	0.84	(0.20)	0.13	0.41

Less distributions from:
Net investment income	0.41	0.48	0.46	0.52	0.54
Net realized gain	—	—	—	—	—

Total distributions	0.41	0.48	0.46	0.52	0.54

Net asset value, end of year	$9.15	$9.00	$8.64	$9.30	$9.69

Total Return (%)	6.33	9.89	(2.26)	1.36	4.33
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.63	0.66	0.72	0.60	0.62
Net investment income (loss), net of waivers and reimbursements	4.01	4.67	4.57	4.91	4.66

	Years Ended December 31,
	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$113,277	$117,608	$140,435	$204,630	$297,077
Portfolio turnover rate (%)	29	40	38	34	33

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

144 Annual Report	December 31, 2010

Financial Highlights

Low Duration Fund

	Class N
	Periods Ended December 31,
	2010	2009(a)
Net asset value, beginning of year	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.01
Net realized and unrealized gain (loss) on investments	0.05	(0.07)

Total from investment operations	0.18	(0.06)
Less distributions from:
Net investment income	0.21	0.01
Net realized gain	—	—

Total distributions	0.21	0.01

Net asset value, end of year	$9.90	$9.93

Total Return (%)*	1.86	(0.60)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.70	0.70
Expenses, before waivers and reimbursements	0.78	0.94
Net investment income (loss), net of waivers and reimbursements	1.33	1.27
Net investment income (loss), before waivers and reimbursements	1.25	1.03

	Class I
	Periods Ended December 31,
	2010	2009(a)
Net asset value, beginning of year	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.01
Net realized and unrealized gain (loss) on investments	0.04	(0.07)

Total from investment operations	0.19	(0.06)
Less distributions from:
Net investment income	0.23	0.01
Net realized gain	—	—

Total distributions	0.23	0.01

Net asset value, end of year	$9.89	$9.93

Total Return (%)*	1.89	(0.59)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.55	0.55
Expenses, before waivers and reimbursements	0.63	0.79
Net investment income (loss), net of waivers and reimbursements	1.46	1.39
Net investment income (loss), before waivers and reimbursements	1.38	1.15

	Periods Ended December 31,
	2010	2009(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$143,470	$95,134
Portfolio turnover rate (%)*	51	—

(a)	For the period December 1, 2009 (Commencement of Operations) to December 31, 2009.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2010	William Blair Funds 145

Financial Highlights

Ready Reserves Fund

	Class N
	Years Ended December 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	0.00	^	0.02	0.05	0.04
Net realized and unrealized gain (loss) on investments	—		—		—	—	—

Total from investment operations	0.00	^	0.00	^	0.02	0.05	0.04
Less distributions from:
Net investment income	0.00	^	0.00	^	0.02	0.05	0.04
Net realized gain	—		—		—	—	—

Total distributions	0.00	^	0.00	^	0.02	0.05	0.04

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return (%)	0.01		0.10		2.20	4.75	4.47
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.24		0.46		0.60	0.63	0.63
Expenses, before waivers and reimbursements	0.61		0.66		0.60	0.63	0.63
Net investment income (loss), net of waivers and reimbursements	0.01		0.11		2.12	4.63	4.38
Net investment income (loss), before waivers and reimbursements	(0.36)		(0.09)		2.12	4.63	4.38

	Years Ended December 31,
	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,216,543	$1,352,901	$1,841,189	$1,399,537	$1,195,593

^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

146 Annual Report	December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth Fund, Global Growth Fund, International Growth Fund, International Equity Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Leaders Growth Fund, Small Cap Value Fund, Mid Cap Value Fund, Bond Fund, Income Fund, Low Duration Fund and Ready Reserves Fund (collectively, the Portfolios) (seventeen of the Portfolios constituting William Blair Funds) as of December 31, 2010, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position for each of the above mentioned Portfolios of William Blair Funds at December 31, 2010, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 22, 2011

December 31, 2010	William Blair Funds 147

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees

Michelle R. Seitz, 1965*	Chairperson of the Board of Trustees and President	Since 2010 Since 2007	Principal, William Blair & Company, L.L.C.; Limited Partner, WB Holdings, L.P. (since November 2008); Member, WBC GP, L.L.P. (since November 2008)	19	N/A

Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee Since 2010 and Senior Vice President Since 2007	Principal, William Blair & Company, L.L.C., Vice President, Chief Compliance Officer 2004-2009	19	N/A

Non-Interested Trustees
Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	19	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Phillip O. Peterson, 1944	Trustee	Since 2007	Trustee of Strong Funds Liquidating Trusts since 2005 and President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	19	The Hartford Group of Mutual Funds (87 portfolios)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002-2007.	19	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly, Director, Applied Investment Management Program, University of Arizona Department of Finance, prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	19	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)

Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. Companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	19	First MetLife Investors Insurance Company

Robert E. Wood II, 1938	Trustee	Since 1999	Retired; formerly, Executive Vice President, Morgan Stanley Dean Witter	19	Chairman, Add-Vision, Inc., manufacturer of surface animation systems; Chairman Micro-Combustion, LLC
148 Annual Report	December 31, 2010

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Officers
Michael P. Balkin, 1959	Senior Vice President Vice President	Since 2009 2008-2009	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Chief Investment Officer, Magnetar Investment Management	N/A

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A

David C. Fording, 1967	Senior Vice President Vice President	Since 2009 2006-2009	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF.	N/A

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A

Michael A. Jancosek, 1959	Senior Vice President	Since 2004	Principal, William Blair & Company L.L.C.	N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	Chairman, AG. Med, Inc.

Mark T. Leslie, 1967	Senior Vice President Vice President	Since 2008 2005-2008	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C. formerly, U.S. Bancorp Asset Management	N/A

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Kenneth J. McAtamney 1966	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 2005-2006	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A N/A

Tracy McCormick, 1954	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

David Merjan, 1960	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A
December 31, 2010	William Blair Funds 149

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
David S. Mitchell, 1960	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A

Christopher T. Vincent, 1956	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

Chad M. Kilmer, 1975	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager U.S. Bancorp Asset Management.	N/A

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.	N/A

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair & Company, L.L.C.; Vice President, J.P. Morgan Securities, Inc.	N/A

Walter R. Randall, Jr., 1960	Chief Compliance Officer	Since 2009	Associate, William Blair & Company, L.L.C.; Associate Counsel and Chief Compliance Officer, Calamos Investments; Assistant General Counsel, American Century Investments.	N/A

Colette M. Garavalia, 1961	Treasurer	Since 2009	Associate, William Blair & Company, L.L.C.	N/A

	Secretary	2000-2009	Associate, William Blair & Company, L.L.C.;	N/A

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C.; Associate, Bell, Boyd & Lloyd, LLP; Associate, Sidley Austin LLP	N/A

*	Ms. Seitz and Mr. Smirl are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers except the Chief Compliance Officer, are elected annually by the Trustees. The Fund’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of the non-interested Trustees.
(2)	In November 2008, all current principals of William Blair & Company, L.L.C. also became limited partners in WB Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

150 Annual Report	December 31, 2010

(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2010:

Emerging Leaders Growth	Small Cap Value	Bond
$505,181	$135,089	$493,757

The following table provides the percentage of the 2010 year-end distributions that qualify for the dividend received deduction, and the qualified dividend income percentage:

Portfolio	Dividend Received Deduction%	Qualified Dividend Income%
Growth	100.00%	100.00%
Large Cap Growth	100.00%	100.00%
Small Cap Growth	0.00%	0.00%
Mid Cap Growth	0.00%	0.00%
Small-Mid Cap Growth	0.00%	0.00%
Global Growth	99.93%	100.00%
International Growth	0.00%	85.61%
International Equity	0.43%	100.00%
International Small Cap Growth	0.13%	100.00%
Emerging Markets Growth	0.16%	83.93%
Emerging Leaders Growth	0.00%	100.00%
Small Cap Value	100.00%	100.00%
Mid Cap Value	75.51%	100.00%
Bond	0.00%	0.00%
Income	0.00%	0.00%
Low Duration	0.00%	0.00%
Ready Reserves	0.00%	0.00%

In January 2011, you were notified on IRS Form 1099-Div or substitute 1099 DIV as to the Federal tax status of the distributions received by you in the calendar year 2010.

December 31, 2010	William Blair Funds 151

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for the Ready Reserves Portfolio), service fees (for Class N shares of the Ready Reserves Portfolio), shareholder administration fees (for Class N and Class I shares of the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, the Bond Portfolio and the Low Duration Portfolio) and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2010 to December 31, 2010.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as redemption fees and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

152 Annual Report	December 31, 2010

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented on this chart.

Expense Example	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During the Period(a)	Annualized Expense Ratio
Growth Fund
Class N—actual return	$1,000.00	$1,240.90	$6.69	1.18%
Class N—hypothetical 5% return	1,000.00	1,019.23	6.03	1.18
Class I—actual return	1,000.00	1,243.10	4.73	0.84
Class I—hypothetical 5% return	1,000.00	1,020.99	4.26	0.84
Large Cap Growth Fund
Class N—actual return	1,000.00	1,266.00	6.85	1.20
Class N—hypothetical 5% return	1,000.00	1,019.16	6.11	1.20
Class I—actual return	1,000.00	1,269.10	5.43	0.95
Class I—hypothetical 5% return	1,000.00	1,020.42	4.84	0.95
Small Cap Growth Fund
Class N—actual return	1,000.00	1,205.60	8.45	1.52
Class N—hypothetical 5% return	1,000.00	1,017.54	7.73	1.52
Class I—actual return	1,000.00	1,208.30	7.15	1.29
Class I—hypothetical 5% return	1,000.00	1,018.73	6.54	1.29
Mid Cap Growth Fund
Class N—actual return	1,000.00	1,272.90	7.73	1.35
Class N—hypothetical 5% return	1,000.00	1,018.40	6.87	1.35
Class I—actual return	1,000.00	1,274.40	6.31	1.10
Class I—hypothetical 5% return	1,000.00	1,019.66	5.60	1.10
Small—Mid Cap Growth Fund
Class N—actual return	1,000.00	1,266.50	7.71	1.35
Class N—hypothetical 5% return	1,000.00	1,018.40	6.87	1.35
Class I—actual return	1,000.00	1,267.70	6.29	1.10
Class I—hypothetical 5% return	1,000.00	1,019.66	5.60	1.10
Global Growth Fund
Class N—actual return	1,000.00	1,278.50	8.61	1.50
Class N—hypothetical 5% return	1,000.00	1,017.64	7.63	1.50
Class I—actual return	1,000.00	1,278.90	7.18	1.25
Class I—hypothetical 5% return	1,000.00	1,018.90	6.36	1.25
International Growth Fund
Class N—actual return	1,000.00	1,253.60	8.07	1.42
Class N—hypothetical 5% return	1,000.00	1,018.04	7.23	1.42
Class I—actual return	1,000.00	1,255.00	6.50	1.14
Class I—hypothetical 5% return	1,000.00	1,019.44	5.82	1.14
International Equity Fund
Class N—actual return	1,000.00	1,221.80	8.13	1.45
Class N—hypothetical 5% return	1,000.00	1,017.89	7.38	1.45
Class I—actual return	1,000.00	1,222.50	6.77	1.21
Class I—hypothetical 5% return	1,000.00	1,019.11	6.15	1.21
International Small Cap Growth Fund
Class N—actual return	1,000.00	1,288.50	8.87	1.54
Class N—hypothetical 5% return	1,000.00	1,017.46	7.82	1.54
Class I—actual return	1,000.00	1,290.70	7.21	1.25
Class I—hypothetical 5% return	1,000.00	1,018.91	6.35	1.25
Emerging Markets Growth Fund
Class N—actual return	1,000.00	1,289.50	9.19	1.59
Class N—hypothetical 5% return	1,000.00	1,017.17	8.10	1.59
Class I—actual return	1,000.00	1,290.50	7.84	1.36
Class I—hypothetical 5% return	1,000.00	1,018.36	6.91	1.36
December 31, 2010	William Blair Funds 153

Expense Example	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During the Period(a)	Annualized Expense Ratio
Emerging Leaders Growth Fund
Class N—actual return	$1,000.00	$1,261.70	$4.44	1.62%
Class N—hypothetical 5% return	1,000.00	1,018.91	8.24	1.62
Class I—actual return	1,000.00	1,262.40	7.98	1.40
Class I—hypothetical 5% return	1,000.00	1,018.15	7.12	1.40
Small Cap Value Fund
Class N—actual return	1,000.00	1,304.40	7.80	1.34
Class N—hypothetical 5% return	1,000.00	1,018.43	6.83	1.34
Class I—actual return	1,000.00	1,305.40	6.39	1.10
Class I—hypothetical 5% return	1,000.00	1,019.66	5.60	1.10
Mid Cap Value Fund
Class N—actual return	1,000.00	1,248.30	7.66	1.35
Class N—hypothetical 5% return	1,000.00	1,018.09	6.77	1.35
Class I—actual return	1,000.00	1,250.40	6.24	1.10
Class N—hypothetical 5% return	1,000.00	1,019.34	5.51	1.10
Bond Fund
Class N—actual return	1,000.00	1,024.60	3.32	0.65
Class N—hypothetical 5% return	1,000.00	1,021.93	3.31	0.65
Class I—actual return	1,000.00	1,024.70	2.55	0.50
Class I—hypothetical 5% return	1,000.00	1,022.68	2.55	0.50
Income Fund
Class N—actual return	1,000.00	1,020.30	4.37	0.86
Class N—hypothetical 5% return	1,000.00	1,020.88	4.37	0.86
Class I—actual return	1,000.00	1,021.80	3.08	0.60
Class I—hypothetical 5% return	1,000.00	1,022.16	3.08	0.60
Low Duration Fund
Class N—actual return	1,000.00	1,004.30	3.57	0.71
Class N—hypothetical 5%	1,000.00	1,021.64	3.60	0.71
Class I—actual return	1,000.00	1,004.00	2.81	0.56
Class I—hypothetical 5%	1,000.00	1,022.40	2.83	0.56
Ready Reserves Fund
Class N—actual return	1,000.00	1,000.10	1.20	0.24
Class N—hypothetical 5% return	1,000.00	1,024.01	1.21	0.24

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 184, and divided by 365 (to reflect the one-half year period).
154 Annual Report	December 31, 2010

BOARD OF TRUSTEES

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Phillip O. Peterson

Retired Partner, KPMG LLP

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Retired Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz, Chairperson and President

Principal, William Blair & Company, L.L.C.,

Thomas J. Skelly

Retired Managing Partner, Accenture U.S.

Richard W. Smirl, Senior Vice President

Principal, William Blair & Company L.L.C.

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Michael P. Balkin, Senior Vice President

Karl W. Brewer, Senior Vice President

David C. Fording, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Matthew A. Litfin, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

Tracy McCormick, Senior Vice President

David Merjan, Senior Vice President

David S. Mitchell, Senior Vice President

David P. Ricci, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Chad M. Kilmer, Vice President

Kathleen M. Lynch, Vice President

Paul J. Sularz, Vice President

Walter R. Randall, Jr., Chief Compliance Officer

Colette M. Garavalia, Treasurer

Andrew T. Pfau, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

December 31, 2010	William Blair Funds 155

EQUITY	GLOBAL EQUITY	FIXED-INCOME
Growth Fund	Global Growth Fund	Bond Fund
Large Cap Growth Fund		Income Fund
Small Cap Growth Fund	INTERNATIONAL EQUITY	Low Duration Fund
Mid Cap Growth Fund	International Growth Fund
Small-Mid Cap Growth Fund	International Equity Fund	MONEY MARKET
Small Cap Value Fund	International Small Cap Growth Fund	Ready Reserves Fund
Mid Cap Value Fund	Emerging Markets Growth Fund
Emerging Leaders Growth Fund

222 West Adams Street

Chicago, IL 60606

800.742.7272  •  www.williamblairfunds.com

©William Blair & Company, L.L.C., distributor

INSTITUTIONAL

ANNUAL REPORT

DECEMBER 31, 2010

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. William Blair & Company, LLC., distributor.

December 31, 2010	William Blair Funds 1

GLOBAL MARKETS OVERVIEW

The year 2010 was marked by a mid-teens return in the global equity market with most markets and all global sectors in positive territory. This year seemed almost “normal,” as opposed to the wild swings of the last two years when the global equity market fell 42.34% in the midst of the 2008 financial crisis, then subsequently rebounded 36.41% during the initial stages of the recovery in 2009. The 2010 return, however, understates the market volatility that occurred during the year. Recovering corporate profits and economic activity bolstered the stock market generally as the recovery moved towards a more traditional expansion mode. These positives were somewhat offset by concerns about peripheral European debt that arose in the first quarter. In addition, rising emerging markets inflationary pressures and subsequent monetary policy tightening raised concerns about near term growth in the engine of the global recovery. The combination of these two issues and a rolling over of composite leading indicators gave rise to fears of a “double dip” in the second quarter and a resultant weak market. However, the Fed’s continued commitment to Quantitative Easing (QE) in the latter half of the year was viewed positively and was expected to support risk asset prices, while economic activity improved. These events supported the rally through year end and counteracted rising anxiety about governmental debt loads and persistently high unemployment rates in a number of developed countries.

While the broad market returned 14.35% during 2010, as reflected by the MSCI ACWI IMI, emerging markets outperformed their developed market counterparts, as these countries benefited from strong investment, industrial production and increasing domestic demand, despite concerns about monetary tightening and economic overheating. Within emerging markets, the Emerging Markets Europe, Mid-East, and Africa (EMEA) region was up approximately 25%, led by strength in South Africa and Turkey, which more than offset weaker returns in the Central and Eastern European region, affected by the debt concerns confronting its Western European neighbors. Emerging Asia returned approximately 19%, as Indonesia, Thailand and Malaysia had strong returns, but China lagged due to heightened concerns about the Chinese property market and overall economic overheating, and potential implications on overall growth rates. Latin America was the worst performing emerging markets region, rising just over 16% as strength in Chile and Mexico was more than offset by Brazil’s 9% return.

Developed market returns also varied significantly during the year as Europe lagged the rest of the world, rising just over 3%, due to double digit market declines in those countries most affected by debt concerns. Conversely, Canada and Pacific ex-Japan performed well, up 23% and 18%, respectively, while the U.K. rose just over 10%. The U.S. was up 16.52% during the 12 month period, benefiting from USD depreciation versus most currencies (with the notable exception of the Euro and Pound Sterling), and as economic activity improved. Developed non-U.S. small cap stocks significantly outpaced their larger cap counterparts with the MSCI World Ex-U.S. Small Cap Index returning 24.51%, well ahead of the 10.66% MSCI World Ex-U.S. return Index. Small cap European markets were particularly strong during the year.

From a sector perspective Consumer Discretionary, Industrials and Materials each rose over 24%, leading global sectors as industrial production accelerated, commodity demand improved, and as consumer demand quickened in emerging markets and stabilized in most developed markets. Like 2009, Utilities and Healthcare were among the laggards, significantly trailing other global sectors and rising 1.26% and 5.04%, respectively.

Fourth quarter market performance was strong with the global equity market rising 9.35%. Emerging markets rose 7.42%, approximating developed non-U.S. returns, while the U.S. was up 11.52%. Japan and Canada led developed market performance during the period, rising 12.01% and 13.34%, respectively, while Europe and the U.K. lagged, rising 4.59% and 6.52%, respectively. Within emerging markets, EMEA returned 10.42%, as South Africa and Russia performed well, far exceeding the approximately 7% Asia and Latin America returns. From a sector perspective, commodity-related stocks performed well as Energy and Materials

2 Annual Report	December 31, 2010

each returned approximately 16.5%, while Consumer Discretionary, Industrials and IT were also strong, returning around 11%. Conversely, Telecom Services and Utilities trailed other global sectors, returning 3.53% and 2.18%, respectively.

Outlook

Markets are entering the new year with a favorable mix of promising growth prospects and conservative valuation metrics. Analysts are forecasting 17% earnings growth for 2011 for both developed markets and emerging markets. While over two thirds of developed market growth is expected to come from margin recovery, top line growth expectations for emerging markets are more closely aligned with GDP and inflation forecasts and expectations are less reliant on profitability improvements. While margin assumptions present a risk, the earnings outlook is stable and has moderated from a year ago. Multiples have recovered from the summer lows but ended the year below where they started and remain a source for potential returns should macro concerns subside.

Consumer Discretionary and Industrials have the strongest positive earnings trends among sectors. This has been the case throughout most of the year with very consistent increases to estimates among autos, capital goods, and transportation companies. These sectors currently demand a premium overall but with relatively attractive valuations in small and mid cap names. Materials are also seeing positive trends but prices have gotten ahead of earnings and the sector currently appears to be overvalued. The defensive sectors are seeing relatively weaker earnings trends.

Regionally there has been less of a distinction in earnings and price movement but there is some dispersion among valuations. Emerging markets continue to have superior quality and long-term growth profiles but became more expensive relative to developed markets throughout the year. India, for example, is the most expensive country while Japan is the least expensive. Emerging Markets Europe, Mid-East, and Africa (EMEA) and Asia ex-China and India are the least expensive among emerging markets and continue to offer relative value versus developed markets. Developed Europe, including the U.K., offers attractive valuations as well as stable earnings trends.

December 31, 2010	William Blair Funds 3

W. George Greig

INSTITUTIONAL INTERNATIONAL GROWTH FUND

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The Institutional International Growth Fund posted a 20.10% increase for the 12 months ended December 31, 2010. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. (ACWI) IMI Index (net), gained 12.73%.

The Fund significantly outpaced the MSCI ACWI ex-US IMI during 2010. Strong year to date performance was bolstered by stock selection across most sectors, coupled with overall sector positioning and tactical currency hedging during the year. Consumer stock selection added significant value during the year, with auto-related and luxury holdings performing well, in addition to emerging markets Staples holdings. The Fund’s Energy holdings outperformed the Index by 11%, augmented by strength within European energy services and Exploration and Production (E&P) companies, coupled with good performance by Latin American producers. Financials stock selection was also a significant contributor to return, due to the Fund’s underweighting in European Financials, coupled with strong stock selection in the U.K., Canada and emerging markets. The Fund’s Healthcare and Industrials stocks each outpaced the Index sector returns by 13%, as the Fund’s European Healthcare holdings performed well, driving the outperformance, while emerging markets stock selection was also additive. Industrials stock selection benefited from good performance within the Fund’s defense, engineering and transportation holdings, coupled with an overweighting and positive stock selection in machinery stocks. Regionally, the Fund added significant value in Japan, Europe and emerging markets. Somewhat detracting from relative results were Developed Asia ex-Japan Financials, Industrials and Materials stock selection, coupled with Canadian Energy stock selection and overall Utilities stock selection.

Fourth quarter performance slightly trailed the Index. Positive stock selection in Healthcare, Materials, Telecom Services and Utilities was offset by underperformance in Consumer Discretionary, Energy and Financials, areas which performed well for the full 12 month period. In particular, Consumer Discretionary performance was hampered by the Fund’s Asian auto and Brazilian real estate holdings, while Energy stock selection lagged due to underperformance in the Fund’s U.K. E&P companies. Financials stock selection was largely hurt by Developed Asian Real Estate and Indian Financials holdings. Conversely, Healthcare stock selection was additive in Europe and emerging markets, while Materials performance benefited from strength in European chemicals and general mining names.

Year end Fund sector positioning generally paralleled positioning at the end of 2009 with Consumer Discretionary and Industrials remaining two areas of focus, and the most significant underweighting in Materials; however, this understates the changes that occurred within Fund sector structure during the year. Consumer Discretionary totaled approximately 14% at year end, a reduction from our high teens weighting most of the year, as we reduced exposure in companies that had performed well with higher valuations. During the year we also tilted more of our Consumer Discretionary exposure towards luxury-related holdings, an area which had underperformed in the initial stages of the recovery, and maintained significant exposure in auto-related holdings. Financials was another area in which the Fund was significantly underweighted most of the year, with a tilt towards emerging markets Financials. However, during the third quarter, we increased exposure in European and Japanese Financials on improved transparency, abatement of capital concerns, and differentiated growth outlook following the initial European debt crisis. At year end, Financials represented approximately 20%, an increase of nearly 4% since year end 2009, but a decrease since September 30. Materials exposure remained relatively stable during the year,

4 Annual Report	December 31, 2010

with approximately 60% of the exposure in chemical-related holdings, and the remainder in mining companies. Regionally, we reduced exposure in emerging markets from over 29% as of year-end 2009 to just over 25% as of year-end 2010, although Fund exposure remained higher than the 24.06% Index weighting. This reduction was precipitated by concerns about higher valuations amidst monetary policy tightening, and better opportunities in the developed markets at the margin, which had underperformed. As a result, Europe increased from approximately 23% to 31%, while Japan increased from approximately 11% to 14% during the 12 month period.

December 31, 2010	William Blair Funds 5

Institutional International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

	1 Year	3 Year	5 Year	Since Inception(a)
Institutional International Growth Fund	20.10%	(6.26)%	3.80%	10.84%
MSCI All Country World Ex-U.S. IMI (net)	12.73	(4.38)	5.14	11.93
(a)	For the period July 26, 2002 (Commencement of Operations) to December 31, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

6 Annual Report December 31, 2010

Institutional International Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Europe—31.0%
Belgium—0.5%
Colruyt S.A. (Food & staples retailing)	187,909	$9,554

Denmark—1.7%
Coloplast A/S (Health care equipment & supplies)	63,277	8,599
FLSmidth & Co. A/S (Construction & engineering)	39,921	3,807
Novo Nordisk A/S (Pharmaceuticals)	107,050	12,071
Novozymes A/S (Chemicals)	37,987	5,291
SimCorp A/S (Software)	15,634	2,509

		32,277

Finland—1.2%
Kone Oyj (Machinery)	266,468	14,813
Nokian Renkaat Oyj (Auto components)	227,522	8,346

		23,159

France—7.7%
Air Liquide S.A. (Chemicals)	149,191	18,868
AXA S.A. (Insurance)	631,210	10,501
BNP Paribas (Commercial banks)	374,096	23,800
Cie Generale des Etablissements Michelin (Auto components)	165,428	11,871
EDF Energies Nouvelles S.A. (Independent power producers & energy traders)	153,820	6,508
Essilor International S.A. (Health care equipment & supplies)	152,579	9,822
L’Oreal S.A. (Personal products)	202,666	22,500
Schneider Electric S.A. (Electrical equipment)	121,013	18,112
Vinci S.A. (Construction & engineering)	433,386	23,559

		145,541

Germany—3.9%
Aixtron AG (Semiconductors & semiconductor equipment)	133,059	4,908
BASF SE (Chemicals)	287,957	22,972
*Daimler AG (Automobiles)	143,446	9,724
Fielmann AG (Specialty retail)	48,014	4,565
Lanxess AG (Chemicals)	100,790	7,960
MTU Aero Engines Holding AG (Aerospace & defense)	9,851	666
SAP AG (Software)	336,504	17,133
Wincor Nixdorf AG (Computers & peripherals)	71,374	5,819

		73,747

Greece—0.3%
*National Bank of Greece S.A. (Commercial banks)	659,389	5,331

Ireland—0.2%
Paddy Power plc (Hotels, restaurants & leisure)	93,591	3,840

Israel—1.4%
Israel Chemicals, Ltd. (Chemicals)	711,824	12,203
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	263,038	13,712

		25,915

Issuer	Shares	Value

Common Stocks—Europe—31.0%—(continued)
Italy—1.2%
Ansaldo STS SpA (Transportation infrastructure)	295,163	$4,228
DiaSorin SpA (Health care equipment & supplies)	98,780	4,252
Saipem SpA (Energy equipment & services)	282,168	13,891

		22,371

Norway—0.2%
*Norwegian Air Shuttle ASA (Airlines)	159,700	3,216

Spain—2.5%
Banco Santander S.A. (Commercial banks)	2,519,376	26,691
Inditex S.A. (Specialty retail)	89,413	6,694
Prosegur Cia de Seguridad S.A. (Commercial services & supplies)	116,748	6,573
Tecnicas Reunidas S.A. (Energy equipment & services)	112,126	7,134

		47,092

Sweden—2.0%
Atlas Copco AB (Machinery)	584,591	14,750
Elekta AB (Health care equipment & supplies)	146,669	5,644
Hexagon AB (Machinery)	235,389	5,047
*Hexagon AB Unregistered Shares (Machinery)	76,136	1,632
SKF AB (Machinery)	343,401	9,783

		36,856

Switzerland—8.2%
Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	196,606	11,565
Credit Suisse Group AG (Capital markets)	356,239	14,353
*Dufry Group (Specialty retail)	48,524	6,529
Geberit AG (Building products)	29,694	6,866
Julius Baer Group, Ltd. (Capital markets)	124,957	5,854
Kuehne + Nagel International AG (Marine)	48,658	6,765
Nestle S.A. (Food products)	314,727	18,429
Novartis AG (Pharmaceuticals)	336,535	19,778
*Orascom Development Holding AG (Hotels, restaurants & leisure)	77,668	4,648
Partners Group Holding AG (Capital markets)	51,058	9,687
SGS S.A. (Professional services)	7,630	12,804
Sika AG (Chemicals)	2,709	5,942
Xstrata plc (Metals & mining)	397,059	9,320
Zurich Financial Services AG (Insurance)	86,753	22,472

		155,012

United Kingdom—19.3%
Abcam plc (Biotechnology)	700,379	3,494
Admiral Group plc (Insurance)	291,755	6,891
Aggreko plc (Commercial services & supplies)	231,853	5,357
AMEC plc (Energy equipment & services)	513,707	9,211
Amlin plc (Insurance)	1,055,078	6,726
Antofagasta plc (Metals & mining)	231,253	5,812
Aveva Group plc (Software)	226,065	5,689

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 7

Institutional International Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

United Kingdom—19.3%—(continued)
Babcock International Group plc (Commercial services & supplies)	1,296,160	$11,539
BG Group plc (Oil, gas & consumable fuels)	449,857	9,090
BHP Billiton plc (Metals & mining)	825,328	32,825
Britvic plc (Beverages)	623,849	4,603
Burberry Group plc (Textiles, apparel & luxury goods)	307,086	5,381
*Carphone Warehouse Group plc (Specialty retail)	531,280	3,274
Centrica plc (Multi-utilities)	4,244,559	21,944
Chemring Group plc (Aerospace & defense)	131,941	5,974
Compass Group plc (Hotels, restaurants & leisure)	1,151,760	10,433
Dunelm Group plc (Specialty retail)	446,845	3,557
*EnQuest plc (Oil, gas & consumable fuels)	1,296,755	2,820
GlaxoSmithKline plc (Pharmaceuticals)	1,167,240	22,566
IG Group Holdings plc (Diversified financial services)	692,795	5,509
Intertek Group plc (Professional services)	200,219	5,541
Johnson Matthey plc (Chemicals)	324,010	10,295
Lancashire Holdings, Ltd. (Insurance)	523,154	4,511
Meggitt plc (Aerospace & defense)	648,075	3,739
Michael Page International plc (Professional services)	931,103	8,057
Next plc (Multiline retail)	301,626	9,288
*Ocado Group plc (Internet & catalog retail)	1,405,731	3,908
Petrofac, Ltd. (Energy equipment & services)	505,860	12,516
*Rolls-Royce Group plc (Aerospace & defense)	1,359,553	13,206
Rotork plc (Machinery)	226,428	6,453
RPS Group plc (Commercial services & supplies)	1,025,089	3,682
Serco Group plc (Commercial services & supplies)	794,152	6,878
Spirax-Sarco Engineering plc (Machinery)	190,944	5,758
Standard Chartered plc (Commercial banks)	818,457	22,018
*Telecity Group plc (Internet software & services)	446,104	3,272
*The Berkeley Group Holdings plc (Household durables)	414,053	5,745
The Weir Group plc (Machinery)	331,361	9,196
Tullow Oil plc (Oil, gas & consumable fuels)	208,981	4,109
Ultra Electronics Holdings plc (Aerospace & defense)	222,179	5,875
Victrex plc (Chemicals)	203,487	4,705
Vodafone Group plc (Wireless telecommunication services)	12,455,518	32,197

		363,644

Japan—14.5%
Canon, Inc. (Office electronics)	396,200	20,544
CyberAgent, Inc. (Media)	1,144	2,494
Dena Co., Ltd. (Internet & catalog retail)	270,400	9,698
Exedy Corporation (Auto components)	119,000	3,864

Issuer	Shares	Value

Japan—14.5%—(continued)
F.C.C. Co., Ltd. (Auto components)	130,252	$3,035
Fanuc, Ltd. (Machinery)	165,600	25,435
Gree, Inc. (Internet software & services)	339,900	4,325
K’s Holdings Corporation (Specialty retail)	164,300	4,470
Kakaku.com, Inc. (Internet software & services)	736	4,378
Keyence Corporation (Electronic equipment, instruments & components)	48,600	14,079
Miraca Holdings, Inc. (Health care providers & services)	106,500	4,289
MISUMI Group, Inc. (Trading companies & distributors)	201,700	5,026
Murata Manufacturing Co., Ltd. (Electronic equipment, instruments & components)	167,800	11,760
Nabtesco Corporation (Machinery)	215,000	4,587
Nitori Co., Ltd. (Specialty retail)	96,580	8,446
Nitto Denko Corporation (Chemicals)	246,900	11,632
Osaka Securities Exchange Co., Ltd. (Diversified financial services)	668	3,369
Point, Inc. (Specialty retail)	82,820	3,637
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	39,700	3,247
Softbank Corporation (Wireless telecommunication services)	837,700	29,003
Sony Financial Holdings, Inc. (Insurance)	3,477	14,068
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	1,141,400	40,657
Terumo Corporation (Health care equipment & supplies)	66,400	3,737
USS Co., Ltd. (Specialty retail)	57,780	4,725
Yahoo! Japan Corporation (Internet software & services)	62,670	24,315
Yamada Denki Co., Ltd. (Specialty retail)	136,190	9,293

		274,113

Emerging Asia—13.2%
China—3.5%
AAC Acoustic Technologies Holdings, Inc. (Communications equipment)	702,000	1,874
China Shenhua Energy Co., Ltd. (Oil, gas & consumable fuels)	3,184,000	13,354
China Yurun Food Group, Ltd. (Food products)	1,024,000	3,366
CNOOC, Ltd. (Oil, gas & consumable fuels)	7,814,000	18,538
Dongfang Electric Corporation, Ltd. (Electrical equipment)	1,216,800	6,027
Dongfeng Motor Group Co., Ltd. (Automobiles)	2,934,000	5,058
Great Wall Motor Co., Ltd. (Automobiles)	1,153,000	3,560
Haitian International Holdings, Ltd. (Machinery)	819,000	855
* Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	43,005	652
Lonking Holdings, Ltd. (Machinery)	6,503,000	3,556
Minth Group, Ltd. (Auto components)	1,064,000	1,747
Shanghai Electric Group Co., Ltd. (Electrical equipment)	8,972,000	5,921

See accompanying Notes to Financial Statements.

8 Annual Report	December 31, 2010

Institutional International Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—13.2%—(continued)
China—3.5%—(continued)
Zhuzhou CSR Times Electric Co., Ltd. (Electrical equipment)	428,000	$1,682

		66,190

India—2.4%
Asian Paints, Ltd. (Chemicals)	93,399	6,013
Axis Bank, Ltd. (Commercial banks)	260,170	7,856
Infosys Technologies, Ltd. (IT services)	157,588	12,133
Lupin, Ltd. (Pharmaceuticals)	497,924	5,372
Shriram Transport Finance Co., Ltd. (Consumer finance)	105,363	1,841
Tata Motors, Ltd. (Machinery)	322,944	9,449
Yes Bank, Ltd. (Commercial banks)	345,543	2,417

		45,081

Indonesia—3.1%
PT Astra International Tbk (Automobiles)	3,057,500	18,511
PT Bank Rakyat Indonesia (Commercial banks)	9,161,000	10,676
PT Indo Tambangraya Megah (Oil, gas & consumable fuels)	250,000	1,408
PT Indofood Sukses Makmur Tbk (Food products)	13,125,000	7,102
PT Kalbe Farma Tbk (Pharmaceuticals)	11,246,000	4,057
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food products)	3,971,000	5,663
PT United Tractors Tbk (Machinery)	4,172,000	11,020

		58,437

Malaysia—0.5%
Genting Bhd (Hotels, restaurants & leisure)	293,400	1,064
Kuala Lumpur Kepong Bhd (Food products)	974,300	6,983
Top Glove Corporation Bhd (Health care equipment & supplies)	1,176,000	1,899

		9,946

South Korea—3.0%
*Halla Climate Control Corporation (Auto components)	109,285	1,926
*Hankook Tire Co., Ltd. (Auto components)	158,200	4,426
*Hyundai Mobis (Auto components)	26,804	6,719
*Hyundai Motor Co. (Automobiles)	91,249	13,950
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	34,283	28,667

		55,688

Thailand—0.7%
CP ALL PCL (Food & staples retailing)	4,319,900	5,625
Kasikornbank PCL (Commercial banks)	1,720,000	7,161

		12,786

Issuer	Shares	Value

Emerging Latin America—9.5%
Brazil—5.6%
Amil Participacoes S.A. (Health care providers & services)	7,800	$84
BM&F BOVESPA S.A. (Diversified financial services)	635,600	5,027
BR Malls Participacoes S.A. (Real estate management & development)	457,700	4,715
BR Properties S.A. (Real estate management & development)	469,106	5,132
Cia de Concessoes Rodoviarias (Transportation infrastructure)	192,900	5,450
Cia Hering (Textiles, apparel & luxury goods)	223,200	3,630
Diagnosticos da America S.A. (Health care providers & services)	335,300	4,545
Drogasil S.A. (Food & staples retailing)	220,800	1,796
Iochpe-Maxion S.A. (Machinery)	207,300	3,010
Localiza Rent a Car S.A. (Road & rail)	455,400	7,380
Lojas Renner S.A. (Multiline retail)	205,300	6,975
Mills Estruturas e Servicos de Engenharia S.A. (Trading companies & distributors)	354,524	4,399
Natura Cosmeticos S.A. (Personal products)	522,100	14,999
OdontoPrev S.A. (Health care providers & services)	370,500	5,600
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	1,175,700	14,165
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	1,236,200	7,566
SLC Agricola S.A. (Food products)	188,100	2,493
Vale S.A.—ADR (Metals & mining)	264,960	9,160

		106,126

Chile—0.9%
Banco Santander Chile—ADR (Commercial banks)	103,916	9,713
Lan Airlines S.A. (Airlines)	231,838	7,232

		16,945

Colombia—0.6%
Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	324,440	11,013

Mexico—1.9%
America Movil S.A.B. de C.V.—ADR (Wireless telecommunication services)	299,673	17,183
*Compartamos S.A.B. de C.V. (Consumer finance)	2,583,200	5,618
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	1,381,262	3,353
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	2,363,100	9,728

		35,882

Peru—0.5%
Credicorp, Ltd. (Commercial banks)†	74,745	8,888

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 9

Institutional International Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Canada—3.8%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	788,347	$26,244
Canadian National Railway Co. (Road & rail)	137,900	9,202
Canadian Western Bank (Commercial banks)	160,903	4,589
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	200,500	5,717
Home Capital Group, Inc. (Thrifts & mortgage finance)	38,180	1,989
PetroBakken Energy, Ltd. Class “A” (Oil, gas & consumable fuels)	358,471	7,827
Petrominerales, Ltd. (Oil, gas & consumable fuels)	97,523	3,252
Saputo, Inc. (Food products)	172,594	6,871
Tim Hortons, Inc. (Hotels, restaurants & leisure)	156,018	6,449

		72,140

Asia—2.8%
Hong Kong—1.0%
Li & Fung, Ltd. (Distributors)	1,552,000	9,005
Noble Group, Ltd. (Trading companies & distributors)	5,629,000	9,518

		18,523

Singapore—1.8%
CapitaLand, Ltd. (Real estate management & development)	3,594,000	10,390
CapitaMalls Asia, Ltd. (Real estate management & development)	6,853,000	10,359
*Global Logistic Properties, Ltd. (Real estate management & development)	2,858,000	4,810
Midas Holdings, Ltd. (Metals & mining)	2,421,000	1,729
Olam International, Ltd. (Food & staples retailing)	3,035,000	7,426

		34,714

Emerging Europe, Mid-East, Africa—2.6%
Egypt—0.4%
Commercial International Bank Egypt S.A.E. (Commercial banks)	610,221	4,983
Egyptian Financial Group-Hermes Holding (Capital markets)	499,057	2,916

		7,899

South Africa—1.2%
Adcock Ingram Holdings, Ltd. (Pharmaceuticals)	298,958	2,718
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	459,178	6,414
Clicks Group, Ltd. (Multiline retail)	728,753	4,795
Shoprite Holdings, Ltd. (Food & staples retailing)	324,846	4,914
Wilson Bayly Holmes-Ovcon, Ltd. (Construction & engineering)	202,670	4,276

		23,117

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—2.6%—(continued)
Turkey—1.0%
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	710,967	$3,665
Turkiye Garanti Bankasi A.S. (Commercial banks)	1,791,270	9,072
Turkiye Halk Bankasi A.S. (Commercial banks)	713,247	6,052

		18,789

Total Common Stocks—96.7% (cost $1,479,411)		1,823,832

Convertible Bond
Brazil—0.0%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$941	$614

Total Convertible Bond—0.0% (cost $488)		614

Repurchase Agreement
Fixed Income Clearing Corporation, 0.150% dated 12/31/10, due 1/3/11, repurchase price $69,717, collateralized by FNMA, 4.625%, due 10/15/13	69,716	69,716

Total Repurchase Agreement—3.7% (cost $69,716)		69,716

Total Investments—100.4% (cost $1,549,615)		1,894,162
Liabilities, plus cash and other assets—(0.4)%		(7,945)

Net assets—100.0%		$1,886,217

ADR = American Depository Receipt

* = Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.03% of the Fund’s net assets at December 31, 2010.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.03% of the net assets at December 31, 2010.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

10 Annual Report	December 31, 2010

Institutional International Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

At December 31, 2010, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	20.4%
Industrials	19.1%
Consumer Discretionary	14.5%
Materials	9.6%
Information Technology	8.9%
Health Care	7.9%
Energy	7.0%
Consumer Staples	6.7%
Telecommunication Services	4.3%
Utilities	1.6%

Total	100.0%

At December 31, 2010, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	20.4%
Euro	18.1%
Japanese Yen	15.0%
Swiss Franc	8.0%
Brazilian Real	5.4%
U.S. Dollar	4.7%
Hong Kong Dollar	4.2%
Indonesian Rupiah	3.2%
Canadian Dollar	3.1%
South Korean Won	3.1%
Indian Rupee	2.5%
Singapore Dollar	2.3%
Swedish Krona	2.0%
Danish Krone	1.8%
South African Rand	1.3%
Turkish Lira	1.0%
Mexican Peso	1.0%
All Other Currencies	2.9%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 11

David Merjan

INSTITUTIONAL INTERNATIONAL EQUITY FUND

The Institutional International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The Institutional International Equity Fund posted a 11.12% increase for the 12 months ended December 31, 2010. By comparison, the Fund’s benchmark, the MSCI All Country World ex-U.S. IMI Index (net), gained 12.73%.

Calendar year performance for the Fund outpaced the Europe, Australia and Far East (EAFE) Index but trailed the MSCI ACWI Ex-US Index. Energy stock selection added significant value versus the MSCI ACWI Ex-US Index, with stock performance more than doubling the Index sector return. Service companies were the primary drivers of strong returns, coupled with good performance by CNOOC, Ltd. on the back of strong production growth during the year. Industrials, Healthcare and Telecom Services stock selection was also strong, as Healthcare stock selection was led by Europe, while Industrials stock selection benefited from demand for Komatsu, Ltd.’s heavy construction equipment in emerging markets, coupled with stabilizing developed market demand. In addition, the Fund’s airline, machinery and electrical equipment names also performed well. Telecom Services stock selection was bolstered by Softbank, which benefited from increased use of smartphones and its tie up with Apple, Inc. The key detractors from performance during the year included Materials holdings CRH plc and Vedanta Resources plc, along with E.on in Utilities. We sold CRH earlier in the year on concerns about worse than expected trading conditions in building materials and Vedanta during the fourth quarter, due to deteriorating government relations and concerns about the associated impact on the timing and composition of the project pipeline. We sold E.on as a result of expected continued weakness in power prices.

The Fund’s fourth quarter performance approximated the EAFE Index, but trailed the MSCI ACWI Ex-US Index. While the Fund was up over 7%, for the quarter, and Developed Asian and Europe Ex-U.K. stock selection was strong, the Fund’s U.K., Canadian and EMEA stock selection more than offset these positive relative results. U.K. stock selection lagged across most sectors, with the exception of Financials, although the overweighting in U.K. Financials was negative. Canadian stock selection was hampered by the lack of Energy exposure, coupled with underperformance by Goldcorp. The Fund’s focus on EMEA Financials also detracted from performance, as these names underperformed the region as a whole. Developed Asian stock selection was bolstered by good performance by BHP Billiton on a stock buyback program and accelerating commodity prices. Japanese stock selection added value through Financials performance coupled with strong results from Komatsu, Ltd. and Fanuc, Ltd., along with good performance by Japanese IT companies. Within Europe Ex-U.K., Saipem SpA, the energy services company, performed well, while the underweighting and stock selection in Financials was also a key contributor. European Healthcare stocks were also additive to results.

As of year-end 2010 the Fund maintained its focus in Industrials with just over 23% invested in the sector. While decreasing since September 30 due to a reduction in European holdings, it remained significantly overweighted versus the 12% Index weighting, due largely to significant developed market exposure, particularly in Japanese machinery and European electrical equipment and outsourcing companies, along with trading companies. Financials, while underweighted at 20% versus the 24% Index weighting, was the second largest sector, with significant exposure in emerging markets-related holdings, as well as European insurance companies, and remained relatively stable during the year. Materials remained the most underweighted sector at approximately 8% of the Fund versus the 13% Index weighting, as we were underweighted in chemicals and mining, the two significant industries within the Index. Regionally, the Fund remained focused in Europe, with approximately 27% invested in Europe Ex-U.K. and 24% in the U.K. Europe Ex-U.K. exposure moderated during the twelve

12 Annual Report	December 31, 2010

month period from 31% as of year-end 2009 as an increase in European Staples was more than offset by a decrease in Financials and Healthcare. Conversely, U.K. exposure increased during the period from approximately 19% to nearly 24%, ahead of the Index weighting, as exposure broadened across a number of sectors. Japan represented approximately 14% of the Fund as of year end, below the Index weighting, but increased during the year, particularly in Financials and Industrials. Emerging markets were underweighted during the entire twelve month period and ended the year at 19% versus the 24.06% Index weighting, due to lower exposure in Emerging Asia and EMEA.

December 31, 2010	William Blair Funds 13

Institutional International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

	1 Year	3 Year	5 Year	Since Inception(a)
Institutional International Equity Fund	11.12%	(9.27)%	1.22%	4.15%
MSCI All Country World Ex-U.S. IMI (net)	12.73	(4.38)	5.14	7.67
(a)	For the period December 1, 2004 (Commencement of Operations) to December 31, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

14 Annual Report	December 31, 2010

Institutional International Equity Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Europe—27.0%
Belgium—0.8%
Anheuser-Busch InBev N.V. (Beverages)	40,085	$2,292

Denmark—1.7%
Novo Nordisk A/S (Pharmaceuticals)	43,257	4,878

Finland—1.4%
Kone Oyj (Machinery)	73,009	4,058

France—3.9%
AXA S.A. (Insurance)	114,649	1,907
Cie Generale des Etablissements Michelin (Auto components)	41,900	3,007
L’Oreal S.A. (Personal products)	32,831	3,645
Schneider Electric S.A. (Electrical equipment)	17,854	2,672

		11,231

Germany—2.9%
MAN SE (Machinery)	36,602	4,353
SAP AG (Software)	81,948	4,172

		8,525

Ireland—1.7%
Ryanair Holdings plc—ADR (Airlines)	157,773	4,853

Israel—1.4%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	79,362	4,137

Italy—1.9%
Saipem SpA (Energy equipment & services)	114,768	5,650

Spain—2.3%
Banco Santander S.A. (Commercial banks)	252,579	2,676
Inditex S.A. (Specialty retail)	53,034	3,971

		6,647

Sweden—0.9%
Atlas Copco AB (Machinery)	110,012	2,776

Switzerland—8.1%
*ABB, Ltd. (Electrical equipment)	176,213	3,926
*Actelion, Ltd. (Biotechnology)	33,397	1,829
Julius Baer Group, Ltd. (Capital markets)	60,434	2,831
Nestle S.A. (Food products)	100,988	5,914
Novartis AG (Pharmaceuticals)	62,351	3,664
Sonova Holding AG (Health care equipment & supplies)	14,495	1,871
Zurich Financial Services AG (Insurance)	13,872	3,593

		23,628

United Kingdom—23.6%
Amlin plc (Insurance)	225,789	1,439
Antofagasta plc (Metals & mining)	168,997	4,247
*Autonomy Corporation plc (Software)	111,165	2,608
Barclays plc (Commercial banks)	509,021	2,076
BG Group plc (Oil, gas & consumable fuels)	251,919	5,090
British Sky Broadcasting Group plc (Media)	368,860	4,233
Burberry Group plc (Textiles, apparel & luxury goods)	168,321	2,950
Centrica plc (Multi-utilities)	516,705	2,671
Compass Group plc (Hotels, restaurants & leisure)	481,665	4,363

Issuer	Shares	Value

Common Stocks—United Kingdom—23.6%—(continued)
Experian plc (Professional services)	236,801	$2,946
HSBC Holdings plc (Commercial banks)	251,784	2,582
Johnson Matthey plc (Chemicals)	87,762	2,789
Petrofac, Ltd. (Energy equipment & services)	138,030	3,415
Prudential plc (Insurance)	385,616	4,016
Reckitt Benckiser Group plc (Household products)	95,883	5,270
*Rolls-Royce Group plc (Aerospace & defense)	413,256	4,014
Rotork plc (Machinery)	73,295	2,089
Standard Chartered plc (Commercial banks)	132,446	3,563
The Capita Group plc (Professional services)	221,343	2,404
Tullow Oil plc (Oil, gas & consumable fuels)	166,453	3,273
Vodafone Group plc (Wireless telecommunication services)	1,050,222	2,715

		68,753

Japan—14.3%
Canon, Inc. (Office electronics)	109,700	5,688
Fanuc, Ltd. (Machinery)	25,000	3,840
Keyence Corporation (Electronic equipment, instruments & components)	16,000	4,635
Komatsu, Ltd. (Machinery)	136,700	4,137
Mitsubishi Corporation (Trading companies & distributors)	211,500	5,726
Mitsubishi UFJ Financial Group, Inc. (Commercial banks)	580,600	3,139
Nippon Electric Glass Co., Ltd. (Electronic equipment, instruments & components)	169,000	2,440
Nitori Co., Ltd. (Specialty retail)	16,850	1,473
Nitto Denko Corporation (Chemicals)	51,700	2,436
Softbank Corporation (Wireless telecommunication services)	127,000	4,397
Sony Financial Holdings, Inc. (Insurance)	448	1,813
Terumo Corporation (Health care equipment & supplies)	36,800	2,071

		41,795

Canada—8.9%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	126,454	4,210
Canadian National Railway Co. (Road & rail)†	71,583	4,758
Goldcorp, Inc. (Metals & mining)†	76,627	3,523
Saputo, Inc. (Food products)	63,996	2,548
The Toronto-Dominion Bank (Commercial banks)	66,808	4,989
Thomson Reuters Corporation (Media)	57,169	2,141
Tim Hortons, Inc. (Hotels, restaurants & leisure)	92,897	3,840

		26,009

Emerging Asia—9.5%
China—4.4%
China Life Insurance Co., Ltd. (Insurance)	693,000	2,831
China Overseas Land & Investment, Ltd. (Real estate management & development)	1,054,000	1,950
China Shenhua Energy Co., Ltd. (Oil, gas & consumable fuels)	616,000	2,583
CNOOC, Ltd. (Oil, gas & consumable fuels)	1,514,000	3,592
Weichai Power Co., Ltd. (Machinery)	287,000	1,767

		12,723

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 15

Institutional International Equity Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—9.5%—(continued)
India—3.2%
*Cairn India, Ltd. (Oil, gas & consumable fuels)	335,790	$2,499
HDFC Bank, Ltd.—ADR (Commercial banks)	13,315	2,225
Infosys Technologies, Ltd. (IT services)	60,109	4,628

		9,352

Indonesia—0.6%
PT Bank Rakyat Indonesia (Commercial banks)	1,517,000	1,768

South Korea—1.3%
*Hyundai Motor Co. (Automobiles)	23,882	3,651

Emerging Latin America—8.4%
Brazil—5.4%
Banco Santander Brasil S.A.—ADR (Commercial banks)	87,479	1,190
BM&F BOVESPA S.A. (Diversified financial services)	349,571	2,765
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	281,200	1,721
Petroleo Brasileiro S.A.—ADR (Oil, gas & consumable fuels)	65,697	2,486
Vale S.A.—ADR (Metals & mining)	124,878	4,317
Weg S.A. (Machinery)	253,300	3,326

		15,805

Mexico—2.3%
America Movil S.A.B. de C.V.—ADR (Wireless telecommunication services)	63,833	3,660
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	1,079,000	3,084

		6,744

Panama—0.7%
Copa Holdings S.A. Class “A” (Airlines)†	35,492	2,088

Asia—5.3%
Australia—1.7%
BHP Billiton, Ltd.—ADR (Metals & mining)	54,255	5,041

Hong Kong—2.6%
Li & Fung, Ltd. (Distributors)	770,000	4,468
Noble Group, Ltd. (Trading companies & distributors)	1,863,090	3,150

		7,618

Singapore—1.0%
CapitaLand, Ltd. (Real estate management & development)	961,000	2,778

Emerging Europe, Mid-East, Africa—1.0%
Turkey—1.0%
Turkiye Garanti Bankasi A.S. (Commercial banks)	556,139	2,817

Total Common Stocks—98.0% (cost $216,715)		285,617

Issuer	Shares or Principal Amount	Value

Preferred Stock
Brazil—1.2%
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	211,808	$3,482

Total Preferred Stock—1.2% (cost $2,598)		3,482

Repurchase Agreement
State Street Bank and Trust Company, 0.150% dated 12/31/10, due 1/3/11, repurchase price $797, collateralized by U.S. Treasury Note, 2.500%, due 4/30/15	$797	797

Total Repurchase Agreement—0.3% (cost $797)		797

Total Investments—99.5% (cost $220,110)		289,896
Cash and other assets, less liabilities—0.5%		1,572

Net assets—100.0%		$291,468

ADR = American Depository Receipt

* = Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

16 Annual Report	December 31, 2010

Institutional International Equity Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

At December 31, 2010, the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	21.8%
Financials	19.8%
Consumer Discretionary	12.4%
Energy	11.1%
Information Technology	8.3%
Consumer Staples	7.9%
Materials	7.7%
Health Care	6.4%
Telecommunication Services	3.7%
Utilities	0.9%

Total	100.0%

At December 31, 2010, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	22.9%
U.S. Dollar	14.7%
Japanese Yen	14.4%
Euro	13.3%
Swiss Franc	8.2%
Hong Kong Dollar	6.8%
Canadian Dollar	4.7%
Brazilian Real	3.9%
Indian Rupee	2.5%
Singapore Dollar	2.0%
Danish Krone	1.7%
South Korean Won	1.3%
Mexican Peso	1.1%
All Other Currencies	2.5%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 17

Jeffrey A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The International Small Cap Growth Fund posted a 26.40% increase (Institutional Class Shares) for the 12 months ended December 31, 2010. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. Small Cap Index (net), gained 25.21%.

The Fund outpaced the Index during the 12 month period, as stock selection was additive in virtually all sectors. Energy and Materials stock selection was particularly strong, with the Fund’s Energy stocks up approximately 57%, well ahead of the Index’s 31% Energy return. U.K. and Canadian stock selection augmented results on improving production growth, M&A activity and strength in services names, while Pacific Rubiales Energy Corporation, the Colombian Exploration and Production (E&P) company reported strong production growth. Materials stocks also enhanced performance, benefiting from M&A activity as Red Back Mining, Inc. was acquired during the year, and as other chemicals and mining holdings performed well. Healthcare was another sector where notable value was added, as Emerging Asian pharmaceuticals and Latin American healthcare names performed well, coupled with strong results in Europe and Japan. Finally, Staples stock selection was bolstered by M&A activity in Japan, coupled with strong results in agriculture-related and emerging markets grocery holdings. Somewhat detracting from results was performance by EDF Energies Nouvelles S.A., the Fund’s sole Utilities holding, which underperformed as investors were concerned about governmental policies surrounding alternative energy given recently announced austerity measures. Stock selection was strong across most regions as well, with the exception of Pacific Ex-Japan and Emerging Asia.

The Fund trailed the Index during the fourth quarter, due to underperformance in December. While stock selection was generally strong across most sectors, underperformance in Consumer Discretionary, Industrials and Information Technology (IT), coupled with overall sector positioning, detracted from fourth quarter results. Within Consumer Discretionary, Chinese sportswear and auto stocks detracted from performance, as did underperformance in Emerging Markets Europe, Mid East, and Africa (EMEA) holdings. Industrials stock selection was hampered by lagging results in U.K. holdings, while IT stock selection was hurt by underperformance by Gree, Inc., the Japanese social networking company, on concerns about slowing revenues per user. Offsetting these results was strong value added in Materials, Energy and Financials.

While absolute weightings varied during the year, broad areas of sector emphasis did not change during the period. As of year end the Fund remains overweighted in Consumer Discretionary, Healthcare and IT at the expense of Financials and Materials. Consumer Discretionary increased during the year and represented approximately 24% of the Fund, albeit down from 26% as of September 30, as we reduced exposure on valuation concerns, but well above the 16% Index weighting. IT, on the other hand, has steadily increased during 2010 from approximately 16% as of year-end 2009 to approximately 18% as of year-end 2010, well ahead of the 10% Index weighting. IT exposure is centered in Europe with approximately half of the Fund’s IT weighting in that region, invested across several industries. Conversely, Materials is just shy of 5%, significantly underweighted versus the Index. Regionally, we reduced exposure in Europe ex-U.K. during the 12 month period in favor of emerging markets, which represented 24% of the Fund as of year end. Europe fell from over 30% to 26.8% by year end. Japan has remained at approximately 16.7% of the Fund during the entire period, with a focus in small cap consumer and, to some extent Healthcare companies. With this weighting, exposure has hovered around Index weight.

18 Annual Report	December 31, 2010

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

	1 Year	3 Year	5 Year	Since Inception(a)
Institutional Class	26.40%	(1.11)%	5.82%	7.90%
MSCI All Country World Ex-U.S. Small Cap Index (net)	25.21	0.50	7.36	9.11
(a)	For the period November 1, 2005 (Commencement of Operations) to December 31, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2010	William Blair Funds 19

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Europe—26.8%
Denmark—1.9%
FLSmidth & Co. A/S (Construction & engineering)	126,535	$12,068

Finland—1.0%
Nokian Renkaat Oyj (Auto components)	177,483	6,510

France—1.4%
Gemalto N.V. (Computers & peripherals)	217,146	9,241

Germany—7.5%
Aixtron AG (Semiconductors & semiconductor equipment)	353,519	13,041
Fielmann AG (Specialty retail)	36,250	3,446
Lanxess AG (Chemicals)	166,850	13,177
MTU Aero Engines Holding AG (Aerospace & defense)	8,416	569
Wincor Nixdorf AG (Computers & peripherals)	183,112	14,929
Wirecard AG (IT services)	255,453	3,499

		48,661

Ireland—1.5%
Paddy Power plc (Hotels, restaurants & leisure)	236,965	9,721

Italy—1.5%
DiaSorin SpA (Health care equipment & supplies)	149,025	6,414
Tod’s SpA (Textiles, apparel & luxury goods)	30,438	3,006

		9,420

Netherlands—0.3%
BinckBank N.V. (Capital markets)	125,245	1,942

Norway—0.1%
*Pronova BioPharma A/S (Pharmaceuticals)	619,646	998

Spain—3.7%
Prosegur Cia de Seguridad S.A. (Commercial services & supplies)	106,091	5,973
Tecnicas Reunidas S.A. (Energy equipment & services)	171,750	10,928
Viscofan S.A. (Food products)	182,590	6,920

		23,821

Sweden—1.6%
Elekta AB (Health care equipment & supplies)	265,618	10,221

Switzerland—6.3%
*Dufry Group (Specialty retail)	80,122	10,780
*Orascom Development Holding AG (Hotels, restaurants & leisure)	55,352	3,312
Partners Group Holding AG (Capital markets)	74,649	14,163
*Temenos Group AG (Software)	296,213	12,324

		40,579

United Kingdom—20.7%
Abcam plc (Biotechnology)	886,958	4,425
Aggreko plc (Commercial services & supplies)	251,754	5,817
Amlin plc (Insurance)	1,198,156	7,638
Ashmore Group plc (Capital markets)	640,980	3,349

Issuer	Shares	Value

Common Stocks—(continued)
United Kingdom—20.7%—(continued)
*ASOS plc (Internet & catalog retail)	9,663	$240
Aveva Group plc (Software)	240,979	6,064
Babcock International Group plc (Commercial services & supplies)	983,798	8,758
*Blinkx plc (Internet software & services)	1,212,606	1,574
Britvic plc (Beverages)	391,893	2,892
Chemring Group plc (Aerospace & defense)	61,137	2,768
Domino’s Pizza UK & IRL plc (Hotels, restaurants & leisure)	198,124	1,704
Dunelm Group plc (Specialty retail)	424,413	3,378
*EnQuest plc (Oil, gas & consumable fuels)	3,183,121	6,923
Fidessa Group plc (Software)	90,598	2,189
Hargreaves Lansdown plc (Capital markets)	430,045	3,929
IG Group Holdings plc (Diversified financial services)	375,671	2,987
*Imagination Technologies Group plc (Computers & peripherals)	489,931	2,754
Intertek Group plc (Professional services)	140,008	3,875
John Wood Group plc (Energy equipment & services)	817,247	7,123
Lancashire Holdings, Ltd. (Insurance)	528,696	4,558
Meggitt plc (Aerospace & defense)	957,881	5,526
Michael Page International plc (Professional services)	841,079	7,278
Serco Group plc (Commercial services & supplies)	700,185	6,064
Spirax-Sarco Engineering plc (Machinery)	294,024	8,866
*Telecity Group plc (Internet software & services)	231,115	1,695
The Weir Group plc (Machinery)	390,838	10,846
Ultra Electronics Holdings plc (Aerospace & defense)	221,798	5,865
Victrex plc (Chemicals)	209,237	4,838

		133,923

Japan—16.7%
Aeon Delight Co., Ltd. (Commercial services & supplies)	100,300	1,975
Ain Pharmaciez, Inc. (Food & staples retailing)	92,500	3,254
CyberAgent, Inc. (Media)	2,697	5,880
Dena Co., Ltd. (Internet & catalog retail)	310,100	11,122
EPS Co., Ltd. (Life sciences tools & services)	675	1,652
Exedy Corporation (Auto components)	397,400	12,902
F.C.C. Co., Ltd. (Auto components)	200,509	4,673
Gree, Inc. (Internet software & services)	599,330	7,625
Kakaku.com, Inc. (Internet software & services)	691	4,111
Miraca Holdings, Inc. (Health care providers & services)	354,400	14,274
Nabtesco Corporation (Machinery)	313,000	6,677
Nitori Co., Ltd. (Specialty retail)	54,100	4,731
Osaka Securities Exchange Co., Ltd. (Diversified financial services)	1,342	6,769
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	61,200	5,005
Start Today Co., Ltd. (Internet & catalog retail)	1,467	5,863
USS Co., Ltd. (Specialty retail)	140,100	11,458

		107,971

See accompanying Notes to Financial Statements.

20 Annual Report	December 31, 2010

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—15.4%
China—6.8%
AAC Acoustic Technologies Holdings, Inc. (Communications equipment)	2,945,559	$7,863
Ajisen China Holdings, Ltd. (Hotels, restaurants & leisure)	3,375,429	5,671
Comba Telecom Systems Holdings, Ltd. (Communications equipment)	2,178,297	2,461
*Concord Medical Services Holdings, Ltd.—ADR (Health care providers & services)	127,213	939
*E-Commerce China Dangdang, Inc.—ADR (Internet & catalog retail)	39,664	1,074
Great Wall Motor Co., Ltd. (Automobiles)	1,205,500	3,722
Haitian International Holdings, Ltd. (Machinery)	5,540,496	5,781
*Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	106,925	1,621
Lonking Holdings, Ltd. (Machinery)	8,144,000	4,453
Minth Group, Ltd. (Auto components)	2,795,384	4,589
*Noah Holdings, Ltd.—ADR (Capital markets)	50,062	979
Peak Sport Products, Ltd. (Textiles, apparel & luxury goods)	2,163,000	1,419
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	134,953	2,178
*Youku.com, Inc.—ADR (Internet software & services)	29,956	1,049

		43,799

India—2.4%
eClerx Services, Ltd. (Professional services)	55,468	893
Ipca Laboratories, Ltd. (Pharmaceuticals)	419,452	3,241
Lupin, Ltd. (Pharmaceuticals)	637,966	6,883
*Oberoi Realty, Ltd. (Real estate management & development)	258,634	1,479
Shriram Transport Finance Co., Ltd. (Consumer finance)	173,183	3,025

		15,521

Indonesia—1.5%
*PT Ciputra Development Tbk (Real estate management & development)	16,680,000	648
*PT Indofood CBP Sukses Makmur Tbk (Food products)	2,388,500	1,239
PT Kalbe Farma Tbk (Pharmaceuticals)	11,518,500	4,155
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food products)	2,528,000	3,605

		9,647

South Korea—1.5%
*Halla Climate Control Corporation (Auto components)	541,048	9,535

Taiwan—3.2%
Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	1,472,000	4,897
Tripod Technology Corporation (Electronic equipment, instruments & components)	1,433,000	5,849
Wistron Corporation (Computers & peripherals)	5,062,102	10,313

		21,059

Issuer	Shares	Value

Common Stocks—(continued)
Canada—6.6%
Canadian Western Bank (Commercial banks)	274,900	$7,841
*Consolidated Thompson Iron Mines, Ltd. (Metals & mining)	678,190	9,610
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	162,900	4,645
Home Capital Group, Inc. (Thrifts & mortgage finance)	67,991	3,541
*Legacy Oil + Gas, Inc. (Oil, gas & consumable fuels)	325,062	5,084
PetroBakken Energy, Ltd. Class “A” (Oil, gas & consumable fuels)	223,778	4,886
Petrominerales, Ltd. (Oil, gas & consumable fuels)	211,244	7,045

		42,652

Emerging Europe, Mid-East, Africa—4.6%
Egypt—0.4%
Ghabbour Auto (Automobiles)	377,091	2,822

South Africa—2.7%
Adcock Ingram Holdings, Ltd. (Pharmaceuticals)	327,381	2,977
Clicks Group, Ltd. (Multiline retail)	1,410,429	9,279
Mr Price Group, Ltd. (Specialty retail)	496,785	5,015

		17,271

Turkey—1.0%
BIM Birlesik Magazalar A.S. (Food & staples retailing)	17,525	596
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	628,155	3,238
Turkiye Sinai Kalkinma Bankasi A.S. (Commercial banks)	1,767,415	2,988

		6,822

United Arab Emirates—0.5%
*Aramex Co. (Air freight & logistics)	5,534,926	3,134

Emerging Latin America—3.9%
Brazil—2.3%
Brasil Brokers Participacoes S.A. (Real estate management & development)	381,800	2,197
CETIP S.A. - Balcao Organizado de Ativos e Derivativos (Capital markets)	362,200	5,149
Drogasil S.A. (Food & staples retailing)	177,000	1,439
OdontoPrev S.A. (Health care providers & services)	260,600	3,939
Tegma Gestao Logistica S.A. (Road & rail)	129,000	1,978

		14,702

Mexico—1.6%
*Compartamos S.A.B. de C.V. (Consumer finance)	1,688,700	3,673
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	1,606,720	3,900
*Grupo Comercial Chedraui S.A. de C.V. (Food & staples retailing)	962,387	2,925

		10,498

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 21

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Asia—2.7%
Australia—1.2%
Cochlear, Ltd. (Health care equipment & supplies)	96,774	$7,959

Hong Kong—0.5%
Value Partners Group, Ltd. (Capital markets)	3,453,000	3,465

Singapore—1.0%
Goodpack, Ltd. (Air freight & logistics)	2,163,000	3,455
Midas Holdings, Ltd. (Metals & mining)	3,531,000	2,600

		6,055

Total Common Stocks—97.4% (cost $495,830)		630,017

Preferred Stock
Brazil—0.6%
Marcopolo S.A. (Machinery)	905,600	3,813

Total Preferred Stock—0.6% (cost $2,840)		3,813

Convertible Bond
Brazil—0.1%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$959	626

Total Convertible Bond—0.1% (cost $497)		626

Repurchase Agreement
Fixed Income Clearing Corporation, 0.150% dated 12/31/10, due 1/3/11, repurchase price $16,170, collateralized by FNMA, 4.625%, due 10/15/13	16,170	16,170

Total Repurchase Agreement—2.5% (cost $16,170)		16,170

Total Investments—100.6% (cost $515,337)		650,626
Liabilities, plus cash and other assets—(0.6)%		(3,675)

Net assets—100.0%		$646,951

ADR = American Depository Receipt

* = Non-income producing securities

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.10% of the Fund’s net assets at December 31, 2010.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.10% of the net assets at December 31, 2010.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2010, the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	23.6%
Industrials	18.4%
Information Technology	17.8%
Financials	12.7%
Health Care	12.5%
Energy	6.6%
Materials	4.8%
Consumer Staples	3.6%

Total	100.0%

At December 31, 2010, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	21.1%
Euro	17.2%
Japanese Yen	17.0%
Canadian Dollar	6.7%
Swiss Franc	6.4%
Hong Kong Dollar	6.2%
New Taiwan Dollar	3.3%
Brazilian Real	3.0%
South African Rand	2.7%
Indian Rupee	2.5%
Danish Krone	1.9%
Mexican Peso	1.7%
Swedish Krona	1.6%
Indonesian Rupiah	1.5%
South Korean Won	1.5%
Australian Dollar	1.3%
U.S. Dollar	1.2%
Turkish Lira	1.1%
All Other Currencies	2.1%

Total	100.0%

See accompanying Notes to Financial Statements.

22 Annual Report	December 31, 2010

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Markets Growth Fund posted a 23.91% increase (Institutional Class Shares) for the 12 months ended December 31, 2010. By comparison, the Fund’s benchmark, the MSCI Emerging Markets IMI Index (net), gained 19.90%.

The Fund significantly outpaced the Index during the twelve month period, as stock selection was strong across most sectors and was supported by overall strategic positioning. Specifically, the Fund’s overweighting and stock selection in Consumer stocks added significant value during the 12 month period. Consumer Discretionary stock selection was bolstered by auto-related corporate performance and stock price movement, along with good returns in Brazilian real estate. Staples stock selection was augmented by Emerging Markets Europe, Mid-East, and Africa (EMEA) grocery holdings, as well as Asian consumer product and agriculture-related holdings. In addition, the overweighting in the strongly performing Latin American Staples sector, coupled with positive stock selection added value. The Healthcare and Industrials sectors each outperformed by approximately 12% versus the Index sector returns, as infrastructure and transportation holdings bolstered the Industrials return, while Healthcare stock selection was particularly strong in Emerging Asia and EMEA. The Fund also outperformed across the three emerging markets regions during the year. Somewhat detracting from results was Materials stock selection, as several of our Asian and EMEA holdings underperformed, due to stock specific issues.

Despite strong full year results, fourth quarter performance trailed the Index, due solely to December performance. Asian stock selection was the key detractor during the period, as the Fund’s Chinese sportswear and auto-related companies underperformed. In addition, Indian Financials also contributed to underperformance as investors were concerned about increasing interest rates and the impact of additional governmental oversight in the microfinance industry on the broader sector. Information Technology (IT) stock selection was the third primary contributor to underperformance as Baidu, Inc.’s stock price retreated after a strong run. Offsetting these relative results was strong performance in Healthcare, Materials, Telecom Services and Utilities, along with broad outperformance in Latin America. Within Healthcare, Latin American holdings added value, as did Asian pharmaceutical companies. Materials stock selection was augmented by good results in the Fund’s Latin American mining names and increasing commodity prices generally.

As of year-end 2010, the Fund maintained its Consumer focus with approximately 30% of the Fund invested between Consumer Discretionary and Staples holdings. We reduced exposure in Consumer Discretionary following September 30 on valuation concerns to approximately 15.5% of the Fund. Conversely, Financials, while representing nearly 20% of the Fund, remained underweighted during 2010, due to lower Asian exposure, particularly in real estate, given the increasing interest rate environment and governmental measures to cool the property market. While the Fund’s 10.5% IT exposure is similar to September 30, it decreased from year-end 2009 due to concerns about the current supply/demand tradeoff and inventory cycle. The Fund was underweighted in Materials throughout the year, but increased from approximately 5.5% to 9% as of year-end 2010. Regionally, approximately half of the Fund was focused in Emerging Asia, less than the 59.73% Index weighting, while the overweighting in Latin America increased throughout the year as the Fund’s exposure increased from approximately 22% to 27%, due to an increase in Financials, Healthcare and Materials, which more than offset a reduction in Consumer Discretionary.

December 31, 2010	William Blair Funds 23

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

	1 Year	3 Year	5 Year	Since Inception(a)
Institutional Class	23.91%	(5.97)%	9.74%	15.81%
MSCI Emerging Markets IMI (net)	19.90	0.35	13.23	16.84
(a)	For the period June 6, 2005 (Commencement of Operations) to December 31, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

24 Annual Report	December 31, 2010

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Emerging Asia—52.0%
China—16.3%
AAC Acoustic Technologies Holdings, Inc. (Communications equipment)	1,603,949	$4,282
Ajisen China Holdings, Ltd. (Hotels, restaurants & leisure)	1,921,078	3,228
Angang Steel Co., Ltd. (Metals & mining)	7,796,000	11,936
Anta Sports Products, Ltd. (Textiles, apparel & luxury goods)	2,618,000	4,156
* Baidu, Inc.—ADR (Internet software & services)	117,527	11,345
Belle International Holdings, Ltd. (Specialty retail)	6,341,000	10,720
China Vanke Co., Ltd. (Real estate management & development)	4,765,448	5,886
China Yurun Food Group, Ltd. (Food products)	1,646,000	5,411
CNOOC, Ltd. (Oil, gas & consumable fuels)	20,037,000	47,535
Comba Telecom Systems Holdings, Ltd. (Communications equipment)	2,516,360	2,842
Dongfang Electric Corporation, Ltd. (Electrical equipment)	1,815,800	8,994
Dongfeng Motor Group Co., Ltd. (Automobiles)	6,782,000	11,692
* E-Commerce China Dangdang, Inc.—ADR (Internet & catalog retail)	50,514	1,367
Great Wall Motor Co., Ltd. (Automobiles)	1,130,000	3,489
Haitian International Holdings, Ltd. (Machinery)	1,727,185	1,802
Hengan International Group Co., Ltd. (Personal products)	569,500	4,913
Industrial and Commercial Bank of China, Ltd. Class “H” (Commercial banks)	33,974,580	25,308
Lonking Holdings, Ltd. (Machinery)	7,649,000	4,182
Minth Group, Ltd. (Auto components)	892,000	1,464
Shandong Weigao Group Medical Polymer Co., Ltd. (Health care equipment & supplies)	2,309,400	6,551
Want Want China Holdings, Ltd. (Food products)	7,217,000	6,323
Weichai Power Co., Ltd. (Machinery)	2,028,088	12,485
* WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	129,898	2,097
* Youku.com, Inc.—ADR (Internet software & services)	37,965	1,329
Zhuzhou CSR Times Electric Co., Ltd. (Electrical equipment)	1,012,861	3,981

		203,318

India—10.2%
Asian Paints, Ltd. (Chemicals)	137,619	8,860
Axis Bank, Ltd. (Commercial banks)	210,124	6,344
Bajaj Auto, Ltd. (Automobiles)	299,206	10,311
Dabur India, Ltd. (Personal products)	2,593,480	5,815
Housing Development Finance Corporation (Thrifts & mortgage finance)	367,269	5,982
Infosys Technologies, Ltd. (IT services)	353,170	27,192
Jindal Steel & Power, Ltd. (Metals & mining)	408,895	6,511
Larsen & Toubro, Ltd. (Construction & engineering)	276,181	12,225
Lupin, Ltd. (Pharmaceuticals)	725,251	7,825

Issuer	Shares	Value

Common Stocks—(continued)
Emerging Asia—52.0%—(continued)
India—10.2%—(continued)
Mahindra & Mahindra, Ltd. (Automobiles)	29,426	$512
Nestle India, Ltd. (Food products)	80,604	6,875
Shriram Transport Finance Co., Ltd. (Consumer finance)	183,116	3,199
Sun TV Network, Ltd. (Media)	299,774	3,526
Tata Motors, Ltd. (Machinery)	675,716	19,771
Yes Bank, Ltd. (Commercial banks)	418,587	2,928

		127,876

Indonesia—5.9%
PT Astra International Tbk (Automobiles)	2,341,500	14,176
PT Bank Rakyat Indonesia (Commercial banks)	10,924,000	12,730
PT Indo Tambangraya Megah (Oil, gas & consumable fuels)	1,111,500	6,261
PT Kalbe Farma Tbk (Pharmaceuticals)	10,919,000	3,939
PT Perusahaan Gas Negara (Gas utilities)	25,110,500	12,332
PT Unilever Indonesia Tbk (Household products)	8,022,500	14,692
PT United Tractors Tbk (Machinery)	3,756,500	9,923

		74,053

Malaysia—3.4%
CIMB Group Holdings Bhd (Commercial banks)	10,335,600	28,491
Genting Bhd (Hotels, restaurants & leisure)	1,960,300	7,107
Kuala Lumpur Kepong Bhd (Food products)	1,012,900	7,260

		42,858

Papua New Guinea—1.2%
Oil Search, Ltd. (Oil, gas & consumable fuels)	2,016,147	14,517

South Korea—8.3%
* Amorepacific Corporation (Personal products)	8,091	8,120
* Hankook Tire Co., Ltd. (Auto components)	355,120	9,935
* Hyundai Mobis (Auto components)	120,208	30,134
* Hyundai Motor Co. (Automobiles)	149,484	22,853
* LG Household & Health Care, Ltd. (Household products)	22,307	7,666
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	30,045	25,123

		103,831

Taiwan—4.6%
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	9,085,992	36,616
Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	1,439,000	4,788
Tripod Technology Corporation (Electronic equipment, instruments & components)	1,280,000	5,224
Wistron Corporation (Computers & peripherals)	5,373,676	10,948

		57,576

Thailand—2.1%
CP ALL PCL (Food & staples retailing)	9,892,000	12,880

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 25

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)
Emerging Asia—52.0%—(continued)
Thailand—2.1%—(continued)
Kasikornbank PCL (Commercial banks)	2,926,300	$12,183
Minor International PCL (Hotels, restaurants & leisure)	2,223,900	870

		25,933

Emerging Latin America—26.9%
Brazil—13.6%
Amil Participacoes S.A. (Health care providers & services)	14,037	151
BR Malls Participacoes S.A. (Real estate management & development)	926,200	9,541
BR Properties S.A. (Real estate management & development)	348,545	3,813
Brasil Brokers Participacoes S.A. (Real estate management & development)	452,200	2,602
CETIP S.A. - Balcao Organizado de Ativos e Derivativos (Capital markets)	331,900	4,719
Cia de Bebidas das Americas—ADR (Beverages)	745,630	23,137
Cia de Concessoes Rodoviarias (Transportation infrastructure)	124,500	3,518
Cia Hering (Textiles, apparel & luxury goods)	186,300	3,030
Diagnosticos da America S.A. (Health care providers & services)	615,800	8,347
Drogasil S.A. (Food & staples retailing)	322,700	2,624
*Hypermarcas S.A. (Personal products)	309,528	4,201
Localiza Rent a Car S.A. (Road & rail)	424,900	6,885
Lojas Renner S.A. (Multiline retail)	190,600	6,476
Natura Cosmeticos S.A. (Personal products)	253,200	7,274
OdontoPrev S.A. (Health care providers & services)	247,400	3,739
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	1,117,600	13,465
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	1,534,400	9,391
Totvs S.A. (Software)	35,600	3,624
Tractebel Energia S.A. (Independent power producers & energy traders)	584,300	9,662
Vale S.A.—ADR (Metals & mining)	1,255,249	43,394

		169,593

Chile—2.0%
Banco Santander Chile—ADR (Commercial banks)	153,667	14,363
Lan Airlines S.A. (Airlines)	325,769	10,163

		24,526

Colombia—1.3%
Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	482,159	16,366

Mexico—9.0%
America Movil S.A.B. de C.V. (Wireless telecommunication services)	9,054,600	25,954
Coca-Cola Femsa S.A.B. de C.V.—ADR (Beverages)	86,999	7,171
*Compartamos S.A.B. de C.V. (Consumer finance)	3,717,600	8,085

Issuer	Shares	Value

Common Stocks—(continued)
Emerging Latin America—26.9%—(continued)
Mexico—9.0%—(continued)
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	1,680,734	$4,080
*Grupo Comercial Chedraui S.A. de C.V. (Food & staples retailing)	1,075,366	3,268
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	10,303,528	42,416
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	7,684,600	21,959

		112,933

Peru—1.0%
Credicorp, Ltd. (Commercial banks)†	107,487	12,781

Emerging Europe, Mid-East, Africa—13.3%
Egypt—0.6%
Commercial International Bank Egypt S.A.E. (Commercial banks)	921,018	7,521

Qatar—1.9%
Qatar National Bank S.A.Q. (Commercial banks)	468,047	23,778

Russia—1.7%
Magnit OAO (Food & staples retailing)†	105,337	14,006
*X5 Retail Group N.V.—GDR (Food & staples retailing)	168,181	7,778

		21,784

South Africa—7.1%
Adcock Ingram Holdings, Ltd. (Pharmaceuticals)	352,834	3,208
Clicks Group, Ltd. (Multiline retail)	1,276,204	8,396
Mr Price Group, Ltd. (Specialty retail)	622,479	6,284
MTN Group, Ltd. (Wireless telecommunication services)	1,221,587	24,927
Naspers, Ltd. (Media)	250,682	14,763
Shoprite Holdings, Ltd. (Food & staples retailing)	465,702	7,045
Standard Bank Group, Ltd. (Commercial banks)	838,694	13,693
Truworths International, Ltd. (Specialty retail)	681,097	7,408
Wilson Bayly Holmes-Ovcon, Ltd. (Construction & engineering)	158,224	3,339

		$89,063

Turkey—2.0%
BIM Birlesik Magazalar A.S. (Food & staples retailing)	97,546	3,317
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	621,238	3,203
Turkiye Garanti Bankasi A.S. (Commercial banks)	2,454,713	12,432
Turkiye Halk Bankasi A.S. (Commercial banks)	685,270	5,814

		24,766

See accompanying Notes to Financial Statements.

26 Annual Report	December 31, 2010

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Emerging Europe, Mid-East, Africa—13.3%—(continued)
Turkey—2.0%—(continued)
Total Common Stocks—92.2% (cost $873,075)		$1,153,073

Preferred Stocks
Brazil—4.1%
Itau Unibanco Holding S.A. (Commercial banks)	1,035,154	24,813
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,236,315	20,325
Randon Participacoes S.A. (Machinery)	768,399	5,689

		50,827

Total Preferred Stocks—4.1% (cost $46,291)		50,827

Convertible Bond
Brazil—0.1%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$1,602	1,045

Total Convertible Bond—0.1% (cost $831)		1,045

Repurchase Agreement
Fixed Income Clearing Corporation, 0.150% dated 12/31/10, due 1/3/11, repurchase price $42,655, collateralized by FHLMC, 1.250%, due 9/30/13	42,654	42,654

Total Repurchase Agreement—3.4% (cost $42,654)		42,654

Total Investments—99.8% (cost $962,851)		1,247,599
Cash and other assets, less liabilities—0.2%		2,944

Net assets—100.0%		$1,250,543

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.08% of the Fund’s net assets at December 31, 2010.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.08% of the net assets at December 31, 2010.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2010, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	20.5%
Consumer Discretionary	16.2%
Consumer Staples	15.1%
Information Technology	11.1%
Energy	9.8%
Materials	9.4%
Industrials	8.6%
Telecommunication Services	4.2%
Health Care	3.3%
Utilities	1.8%

Total	100.0%

At December 31, 2010, the Fund’s Portfolio of Investments includes the following currency categories:

Hong Kong Dollar	15.5%
Brazilian Real	12.9%
U.S. Dollar	11.5%
Indian Rupee	10.6%
Mexican Peso	8.8%
South Korean Won	8.6%
South African Rand	7.4%
Indonesian Rupiah	6.1%
New Taiwan Dollar	4.8%
Malaysian Ringgit	3.6%
Thai Baht	2.1%
Turkish Lira	2.0%
Qatari Rial	2.0%
Canadian Dollar	1.4%
Australian Dollar	1.2%
All Other Currencies	1.5%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 27

Todd M. McClone

Jeffrey A. Urbina

EMERGING LEADERS GROWTH FUND

The Emerging Leaders Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Leaders Growth Fund (Institutional Share Class) an increase of 23.84%. By comparison, the Fund’s benchmark, the MSCI Emerging Markets Large Cap Index (net) gained 18.34% during the same period.

The Fund significantly outpaced the Index during the twelve month period, as stock selection was strong across regions and was supported by overall strategic sector positioning. Within Asia, the Fund’s overweighting and stock selection in Staples added value as did strong Asian Energy performance, led by good production growth at CNOOC, Ltd. The Fund’s overweighting and stock selection in EMEA Staples was also positive, as grocery-related holdings performed well. Within Latin America, Energy holdings added value, as the Fund had a positive return, while the Index was negative, due to the Fund’s limited exposure to Petroleo Brasileiro S.A., the Brazilian Exploration and Production (E&P) company, as the stock price was weak on an overhang related to the company’s proposed equity offering and pricing. Industrials stock selection was also strong, as LAN Airlines S.A., the pan-Latin American airline, performed well. The Fund’s significant focus on Consumer stocks at the expense of Financials and IT also added to results. Somewhat detracting from 2010 performance was residual cash drag in a strong market, coupled with underperformance in Asian IT and Materials stocks.

Despite strong full year results, the Fund trailed the Index during the fourth quarter, due primarily to Chinese and Taiwanese stock selection, which more than offset good results in Latin America. While CNOOC and Industrials holdings continued to perform well, Chinese consumer and auto-related holdings underperformed, due to rising concerns about valuation and broader inflationary pressures in the economy. Similarly, the Fund’s Taiwanese IT holdings trailed the country as a whole. Indian Financials also contributed to underperformance as investors were concerned about increasing interest rates and the impact of additional governmental oversight in the microfinance industry on the broader sector. Conversely, the Fund’s Latin American Energy, Industrials and Materials stocks outperformed.

As of year end, the Fund maintained its focus on Consumer stocks with approximately 27% of the Fund invested across Discretionary and Staples holdings, well above the 11% Index weighting, but down from year-end 2009 and September 30. Conversely, while Financials represented approximately 20% of the Fund, they remained significantly underweighted versus the 26% Index weighting, due largely to lower exposure in Asian Insurance and Commercial Banks. While IT exposure increased from 5% as of September 30 to 10%, it remained below the 13% Index weighting, and lower than the 13.5% year-end 2009 exposure. Materials, while underweighted versus the Index, increased from approximately 11% to 14% during the 12 month period, particularly in Latin America. Regionally, while approximately half of the Fund’s exposure was in Asia, it was below the 57% Index weighting due largely to lower exposure in Korea and Taiwan. Conversely Latin American exposure grew during the period from approximately 22% as of year-end 2009 to 32% as of year-end 2010, above the 24% Index weighting. EMEA remained underweighted at approximately 13% of the Fund, due to limited Russian and Central/Eastern European exposure.

28 Annual Report	December 31, 2010

Emerging Leaders Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

	1 Year	Since Inception(a)
Institutional Class	23.84%	2.17%
MSCI Emerging Markets Large Cap (net)	18.34	3.41
(a)	For the period March 26, 2008 (Commencement of Operations) to December 31, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing includes special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization on stocks in emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2010	William Blair Funds 29

Emerging Leaders Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—52.5%
China—14.3%
Anta Sports Products, Ltd. (Textiles, apparel & luxury goods)	265,000	$421
*Baidu, Inc.—ADR (Internet software & services)	8,899	859
Belle International Holdings, Ltd. (Specialty retail)	264,000	446
China Yurun Food Group, Ltd. (Food products)	239,000	786
CNOOC, Ltd. (Oil, gas & consumable fuels)	1,854,000	4,398
Dongfang Electric Corporation, Ltd. (Electrical equipment)	83,200	412
Dongfeng Motor Group Co., Ltd. (Automobiles)	274,000	472
Golden Eagle Retail Group, Ltd. (Multiline retail)	330,000	814
Hengan International Group Co., Ltd. (Personal products)	60,000	518
Industrial and Commercial Bank of China, Ltd. Class “H” (Commercial banks)	1,708,000	1,272
Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	43,500	486
Shandong Weigao Group Medical Polymer Co., Ltd. (Health care equipment & supplies)	252,000	715
Tencent Holdings, Ltd. (Internet software & services)	41,200	895
Want Want China Holdings, Ltd. (Food products)	465,000	408
Weichai Power Co., Ltd. (Machinery)	110,000	677

		13,579

India—14.3%
Asian Paints, Ltd. (Chemicals)	7,431	478
Bajaj Auto, Ltd. (Automobiles)	13,744	474
HDFC Bank, Ltd. (Commercial banks)	19,155	1,005
Housing Development Finance Corporation (Thrifts & mortgage finance)	30,383	495
Infosys Technologies, Ltd. (IT services)	29,989	2,309
ITC, Ltd. (Tobacco)	279,329	1,091
Jindal Steel & Power, Ltd. (Metals & mining)	32,915	524
Larsen & Toubro, Ltd. (Construction & engineering)	22,365	990
Lupin, Ltd. (Pharmaceuticals)	95,070	1,026
Mahindra & Mahindra, Ltd. (Automobiles)	67,775	1,179
Nestle India, Ltd. (Food products)	8,753	747
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	126,735	1,374
Tata Motors, Ltd. (Machinery)	62,508	1,829

		13,521

Indonesia—6.7%
PT Astra International Tbk (Automobiles)	231,000	1,398
PT Bank Rakyat Indonesia (Commercial banks)	1,231,500	1,435
PT Indo Tambangraya Megah (Oil, gas & consumable fuels)	235,000	1,324
PT Perusahaan Gas Negara (Gas utilities)	1,387,000	681
PT United Tractors Tbk (Machinery)	573,500	1,515

		6,353

Issuer	Shares	Value

Common Stocks—Emerging Asia—52.5%—(continued)
Malaysia—4.4%
CIMB Group Holdings Bhd (Commercial banks)	928,800	$2,560
Genting Bhd (Hotels, restaurants & leisure)	208,900	758
Kuala Lumpur Kepong Bhd (Food products)	126,000	903

		4,221

Papua New Guinea—1.1%
Oil Search, Ltd. (Oil, gas & consumable fuels)	147,779	1,064

South Korea—6.4%
*Hyundai Mobis (Auto components)	9,175	2,300
*Hyundai Motor Co. (Automobiles)	8,621	1,318
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	2,936	2,455

		6,073

Taiwan—3.0%
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	374,000	1,507
HTC Corporation (Communications equipment)	42,000	1,297

		2,804

Thailand—2.3%
CP ALL PCL (Food & staples retailing)	510,700	665
Kasikornbank PCL (Commercial banks)	365,300	1,521

		2,186

Emerging Latin America—26.0%
Brazil—14.0%
Cia de Bebidas das Americas—ADR (Beverages)	75,559	2,345
Cia de Concessoes Rodoviarias (Transportation infrastructure)	22,900	647
Cyrela Brazil Realty S.A. (Household durables)	76,200	1,003
*Hypermarcas S.A. (Personal products)	93,600	1,270
Natura Cosmeticos S.A. (Personal products)	17,100	491
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	100,400	1,210
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	79,500	486
Tractebel Energia S.A. (Independent power producers & energy traders)	68,100	1,126
Vale S.A.—ADR (Metals & mining)	136,494	4,719

		13,297

Colombia—2.0%
Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	56,097	1,904

Mexico—8.8%
America Movil S.A.B. de C.V.—ADR (Wireless telecommunication services)	22,999	1,319
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	1,206,626	4,967
Mexichem S.A.B. de C.V. (Chemicals)	297,200	1,064
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	350,700	1,002

		8,352

See accompanying Notes to Financial Statements.

30 Annual Report	December 31, 2010

Emerging Leaders Growth Fund

Portfolio of Investments, December 31, 2010 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Latin America—26.0%—(continued)
Peru—1.2%
Credicorp, Ltd. (Commercial banks)†	9,578	$1,139

Emerging Europe, Mid-East, Africa—12.9%
Egypt—1.0%
Commercial International Bank Egypt S.A.E. (Commercial banks)	111,675	912

Qatar—1.6%
Qatar National Bank S.A.Q. (Commercial banks)	30,381	1,544

Russia—3.9%
Magnit OJSC—144A—GDR (Food & staples retailing)	39,928	1,067
Sberbank of Russian Federation (Commercial banks)†	504,114	1,717
*X5 Retail Group N.V.—GDR (Food & staples retailing)	21,050	974

		3,758

South Africa—4.9%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	74,066	1,035
MTN Group, Ltd. (Wireless telecommunication services)	61,415	1,253
Naspers, Ltd. (Media)	23,100	1,360
Shoprite Holdings, Ltd. (Food & staples retailing)	66,898	1,012

		4,660

Turkey—1.5%
Turkiye Garanti Bankasi A.S. (Commercial banks)	190,923	967
Turkiye Halk Bankasi A.S. (Commercial banks)	51,348	436

		1,403

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—United Kingdom—1.7%
Vedanta Resources plc (Metals & mining)	40,190	$1,577

Total Common Stocks—93.1% (cost $71,144)		88,347

Preferred Stocks
Brazil—6.0%
Itau Unibanco Holding S.A. (Commercial banks)	138,585	3,322
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	143,255	2,355

		5,677

Total Preferred Stocks—6.0% (cost $5,253)		5,677

Repurchase Agreement
State Street Bank and Trust Company, 0.150% dated 12/31/10, due 1/3/11, repurchase price $1,507, collateralized by U.S. Treasury Note, 2.500%, due 4/30/15	$1,507	1,507

Total Repurchase Agreement—1.6% (cost $1,507)		1,507

Total Investments—100.7% (cost $77,904)		95,531
Liabilities, plus cash and other assets—(0.7)%		(630)

Net assets—100.0%		$94,901

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2010, the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	15.0%
Indian Rupee	14.4%
Hong Kong Dollar	13.5%
Brazilian Real	12.7%
Mexican Peso	7.5%
Indonesian Rupiah	6.8%
South Korean Won	6.5%
South African Rand	4.9%
Malaysian Ringgit	4.5%
New Taiwan Dollar	3.0%
Thai Baht	2.3%
Canadian Dollar	2.0%
British Pound Sterling	1.7%
Qatari Rial	1.6%
Turkish Lira	1.5%
Australian Dollar	1.1%
All Other Currencies	1.0%

Total	100.0%

At December 31, 2010, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	20.0%
Materials	14.2%
Consumer Staples	14.1%
Consumer Discretionary	13.2%
Energy	13.0%
Information Technology	9.9%
Industrials	6.5%
Health Care	4.4%
Telecommunication Services	2.8%
Utilities	1.9%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 31

FIXED-INCOME MARKET OVERVIEW

Fixed Income Funds

2010

After declining for most of the year, interest rates rose sharply during the month of December with the fixed income markets experiencing a bout of volatility reminiscent of one that occurred at about the same time a year ago. Longer-term interest rates spiked higher during the fourth quarter, with the 10-Year U.S. Treasury Note, which finished at 2.51% at the end of the third quarter, ending the fourth quarter at 3.29%.

At the time the Federal Reserve announced a second round of quantitative easing in early November, yields on long-term Treasuries were more or less unchanged from where they had ended the third quarter. The market, however, overestimated the scope and scale of the Fed’s quantitative easing program, and the subsequent decline in prices reflected investor disappointment. The fixed income markets treaded sideways through the second half of December, and moved higher late in the month, reflecting pessimism regarding the U.S. Federal budget deficit. Some market observers attributed the rise in rates and subsequent decline in bond prices to disappointment that the Federal Reserve did not increase the size of its purchases to offset the $858-billion tax cut package approved by Congress. While the tax cut deal is expected to help stimulate the economy, it will also increase the size of the deficit.

Prices of long-term Treasury securities rallied during the third quarter, prompted by expectations that the Federal Reserve would announce a second round of easing. In August, the Federal Reserve acknowledged that its confidence in the economic recovery had dimmed and announced that it would use the proceeds from the monthly amortization of its huge mortgage-bond portfolio to buy long-term Treasury securities.

The Fed’s actions throughout the year have been interpreted by investors as confirmation that the Fed remains concerned about the pace of the economic recovery.

In addition, Federal Reserve Governors, and Chairman Ben Bernanke in particular, have expressed longstanding concern about the danger of deflation, or falling prices, from a lack of demand stemming from slow economic growth, joblessness and weakness in the financial sector. And in one well-known major policy speech delivered in 2002, Bernanke identified asset purchases as a way to stimulate aggregate spending when short-term interest rates have reached zero.

Longer-term interest rates finished the year slightly lower than where they began, with the 10-Year U.S. Treasury Note at 3.29% at December 31, 2010, down from 3.84% at December 31, 2009.

Outlook

We believe the Fed will be successful in its efforts to keep interest rates at lower levels with its asset purchases of Treasury securities. Such moves would assist in helping to engineer further growth in the economy, spur capital expenditures by companies and bring inflation back into a range that the Federal Reserves considers acceptable. Consequently, we would expect TIPs (Treasury Inflation-Protected Securities) to outperform nominal Treasuries in such an environment, which would benefit our Bond and Income Funds.

Until fundamentals in the economy show significant signs of improvement—including gains in employment and strength in the housing market—and until inflation picks up, we believe the Fed will leave its Federal Funds target rate unchanged at 0.0% to 0.25%.

32 Annual Report	December 31, 2010

Christopher T. Vincent

Paul J. Sularz

BOND FUND

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Bond Fund

The Bond Fund posted a 8.06% increase on a total return basis (Institutional Class Shares) for the 12 months ended December 31, 2010. By comparison, the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, gained 6.54%.

Security selection within the Mortgage-backed and Corporate bond sectors was the main reason the Fund outperformed the Fund’s benchmark during 2010. The Fund’s underweight position in U.S. Treasury securities versus the Index also benefitted the Fund.

Within our Mortgage-backed securities holdings, we favor securities that we believe are less likely to be refinanced through emphasizing specified pools with either low loan balances or above-market coupon rates. Put simply, we are seeking pools least likely to be “called away,” or pre-paid as interest rates decline and refinancings increase. The Fund has benefitted from this strategy, especially given the fact that lenders have more stringent financial criteria in place for borrowers to refinance their existing mortgages. Higher coupon mortgages, in turn, provide a cushion through better convexity characteristics, because they typically do not decline as much when interest rates fall. Finally, this strategy enables the Fund to generate and maintain the Fund’s cash flow and current income.

The Fund’s holdings of high yield Corporate bonds performed strongly, as did its holdings of investment grade Corporate securities. In particular, Ford Motor Credit was a standout performer. Ford Motor Credit has been upgraded several times this year, and Ford’s Chairman has indicated the company’s Corporate bonds could be rated investment grade within a years’ time. We have confidence in Ford’s restructuring and the positive changes to their product line. Another strong performer was Georgia Pacific, which we believe has a strong management team, disciplined business process and strong cash flows.

With interest rates at historically low levels, the Fund has been defensively positioned against a rising rate environment. This did occur during the fourth quarter. The Fund’s underweight exposure to Treasuries—versus its benchmark Index—provided underlying support to the Fund, especially as Treasury rates rose and risk spreads narrowed.

The Fund’s modest holdings in REIT’s were slight detractors to performance. We prefer to invest in REIT’s as a surrogate for Commercial Mortgage-backed securities (to which we were underweight). This theme is a bias of our portfolio construction process, as we prefer to hold REIT’s, which are backed by a dynamic pool of properties, instead of Commercial Mortgage-backed securities, which are comprised of a static pool of properties. This theme had a small negative impact during the fourth quarter, as Commercial Mortgage-backed securities was the best-performing sector of the investment-grade market.

The Fund continues to maintain its overweight position versus its benchmark to “spread” products such as Corporate Bonds, Mortgage-backed and Asset-backed securities. The Fund maintains its exposure to Treasury Securities through its holdings of TIPs (Treasury Inflation-Protected Securities.).

In particular, the Fund maintains an overweight allocation to Corporate Bonds. In the current low growth, low inflation environment, corporate balance sheets have improved drastically,

December 31, 2010	William Blair Funds 33

which improves the quality profile of corporate bonds. Investment ratings on some securities have risen. We believe that U.S. GDP growth will likely remain subpar due to structural unemployment in the U.S. economy. We believe this current environment is one that should remain favorable for Corporate Bonds.

At year end, the Bond Fund’s average maturity stood at 6.8 years, while its duration was 4.7 years.

34 Annual Report	December 31, 2010

Bond Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

	1 Year	3 Year	Since Inception(a)
Institutional Class	8.06%	7.09%	6.77%
Barclays Capital U.S. Aggregate Bond Index	6.54	5.90	6.14
(a)	For the period May 1, 2007 (Commencement of Operations) to December 31, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

December 31, 2010	William Blair Funds 35

Bond Fund

Portfolio of Investments, December 31, 2010 (all amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—45.9%
U.S. Treasury Inflation Indexed Notes/Bonds—7.8%
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	$7,982	$10,705
U.S. Treasury Inflation Indexed Note, 1.875%, due 7/15/13	625	667
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	3,253	3,626

Total U.S. Treasury Inflation Indexed Notes/Bonds		14,998

U.S. Treasury—1.6%
U.S. Treasury Bond, 3.875%, due 8/15/40	500	460
U.S. Treasury Note, 2.625%, due 8/15/20	1,350	1,280
U.S. Treasury Strip Principal, 0.000%, due 5/15/20	2,000	1,451

Total U.S. Treasury Obligations		3,191

Government National Mortgage Association (GNMA)—0.9%
GNR 2004-2 M5, 4.891%, due 7/16/34	125	134
GNR 2006-67 GB, 4.470%, due 9/16/34, VRN	1,540	1,667

Total GNMA Mortgage Obligations		1,801

Federal Home Loan Mortgage Corp. (FHLMC)—7.8%
#G90024, 7.000%, due 1/20/13	33	35
#G30093, 7.000%, due 12/1/17	38	42
#G30255, 7.000%, due 7/1/21	79	90
#G12792, 4.500%, due 12/1/21	467	493
#D95897, 5.500%, due 3/1/23	246	264
#G30372, 5.000%, due 9/1/27	578	613
#G01728, 7.500%, due 7/1/32	306	352
#C01385, 6.500%, due 8/1/32	392	441
#G02141, 6.000%, due 3/1/36	1,887	2,086
#A62179, 6.000%, due 6/1/37	1,013	1,120
#A63539, 6.000%, due 7/1/37	1,263	1,396
#G03170, 6.500%, due 8/1/37	1,901	2,124
#A66843, 6.500%, due 10/1/37	1,021	1,156
#A78138, 5.500%, due 6/1/38	1,396	1,514
#A81799, 6.500%, due 9/1/38	2,862	3,241

Total FHLMC Mortgage Obligations		14,967

Federal National Mortgage Association (FNMA)—27.8%
#535559, 7.500%, due 9/1/12	70	70
#598453, 7.000%, due 6/1/15	1	1
#689612, 5.000%, due 5/1/18	415	444
#695910, 5.000%, due 5/1/18	735	794
#747903, 4.500%, due 6/1/19	386	408
#745735, 5.000%, due 3/1/21	909	975
#253847, 6.000%, due 5/1/21	245	268
#900725, 6.000%, due 8/1/21	213	233
#AD8164, 4.000%, due 8/1/25	1,220	1,269
#545437, 7.000%, due 2/1/32	205	234
#545759, 6.500%, due 7/1/32	2,203	2,478
#254548, 5.500%, due 12/1/32	893	961
#684601, 6.000%, due 3/1/33	2,114	2,357
#190340, 5.000%, due 9/1/33	1,877	1,985
#254868, 5.000%, due 9/1/33	918	971
#555800, 5.500%, due 10/1/33	405	437

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#725027, 5.000%, due 11/1/33			$730	$772
#555880, 5.500%, due 11/1/33			482	520
#555946, 5.500%, due 11/1/33			827	897
#756153, 5.500%, due 11/1/33			2,305	2,499
#725231, 5.000%, due 2/1/34			760	803
#725205, 5.000%, due 3/1/34			1,619	1,712
#725220, 5.000%, due 3/1/34			703	743
#725232, 5.000%, due 3/1/34			3,511	3,714
#725238, 5.000%, due 3/1/34			1,609	1,701
#763798, 5.500%, due 3/1/34			491	532
#725424, 5.500%, due 4/1/34			517	557
#725611, 5.500%, due 6/1/34			488	526
#786546, 6.000%, due 7/1/34			922	1,019
#787816, 6.000%, due 7/1/34			928	1,029
#190353, 5.000%, due 8/1/34			539	570
#357883, 5.000%, due 5/1/35			1,146	1,212
#745092, 6.500%, due 7/1/35			601	676
#357944, 6.000%, due 9/1/35			118	130
#829306, 6.000%, due 9/1/35			326	361
#843487, 6.000%, due 10/1/35			274	304
#849191, 6.000%, due 1/1/36			177	195
#848782, 6.500%, due 1/1/36			829	930
#745349, 6.500%, due 2/1/36			1,139	1,287
#831540, 6.000%, due 6/1/36			218	240
#745802, 6.000%, due 7/1/36			654	726
#886220, 6.000%, due 7/1/36			1,128	1,251
#893318, 6.500%, due 8/1/36			252	282
#909480, 6.000%, due 2/1/37			1,408	1,557
#256859, 5.500%, due 8/1/37			968	1,027
#928561, 6.000%, due 8/1/37			814	903
#948689, 6.000%, due 8/1/37			2,073	2,271
#888967, 6.000%, due 12/1/37			1,795	1,991
#962058, 6.500%, due 3/1/38			3,222	3,659
#934006, 6.500%, due 9/1/38			1,646	1,868
#986856, 6.500%, due 9/1/38			1,095	1,228

Total FNMA Mortgage Obligations				53,577

Non-Agency Mortgage-Backed Obligations—1.5%
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, 7/25/18	CCC		228	163
First Plus Home Loan Trust, 1997-4, Tranche M1, 7.640%, 9/11/23§**	C		199	170
Renaissance Home Equity Loan Trust, 2004-2, Tranche M5, 6.455%, 7/25/34	A2		463	113
First Horizon Asset Securities, Inc., 2004-AR4, Tranche 3A1, 4.677%, 8/25/34, VRN	AAA		549	510
Soundview Home Equity Loan Trust, 2005-B, Tranche M1, 6.135%, 5/25/35	AA	+	14	14
Chase Mortgage Finance Corporation, 2006-A1, Tranche 2A3, 6.000%, 9/25/36, VRN	Caa2		2,460	1,938

Total Non-Agency Mortgage-Backed Obligations				2,908

See accompanying Notes to Financial Statements.

36 Annual Report	December 31, 2010

Bond Fund

Portfolio of Investments, December 31, 2010 (all amounts in thousands)

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Consumer Asset-Backed Securities—3.9%
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	Aa1		$2,000	$2,190
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-2A, Tranche A, 5.680%, 2/20/14	Aaa		2,000	2,143
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa		2,230	2,333
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2		874	903

Total Consumer Asset-Backed Securities				7,569

Corporate Obligations—46.1%
Citigroup, Inc., 5.500%, due 4/11/13	A	+	1,500	1,597
General Electric Capital Corporation, 4.800%, due 5/1/13	AA	+	600	641
Kansas City Southern de Mexico S.A. de C.V., 7.625%, due 12/1/13	BB		1,200	1,242
CME Group, Inc., 5.750%, due 2/15/14	AA		700	775
PACCAR, Inc., 6.875%, due 2/15/14	A	+	800	918
General Electric Capital Corporation, 5.900%, due 5/13/14	AA	+	225	249
Bank of America Corporation, 7.375%, due 5/15/14	A	+	700	778
American Express Co., 7.250%, due 5/20/14	A	+	500	570
Capital One Financial Corporation, 7.375%, due 5/23/14	A-		1,235	1,405
Macquarie Group Ltd.—144A, 7.300%, due 8/1/14	A2		1,000	1,092
Petrohawk Energy Corporation, 10.500%, due 8/1/14	B	+	1,000	1,140
AT&T, Inc., 5.100%, due 9/15/14	A2		1,250	1,368
D.R. Horton, Inc., 5.625%, due 9/15/14	BB		1,500	1,530
Corporation Nacional del Cobre de Chile—144A, 4.750%, due 10/15/14	A1		1,350	1,442
Boeing Capital Corporation, 3.250%, due 10/27/14	A	+	1,400	1,459
Crown Castle International Corporation, 9.000%, due 1/15/15	BB-		1,000	1,105
EI du Pont de Nemours & Co., 3.250%, due 1/15/15	A		500	519
Georgia-Pacific LLC—144A, 7.000%, due 1/15/15	BBB		500	519
The Kroger Co., 4.950%, due 1/15/15	BBB		1,175	1,269
Simon Property Group L.P., 4.200%, due 2/1/15	A-		1,500	1,568

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Corporate Obligations—(continued)
Yum! Brands, Inc., 4.250%, due 9/15/15	BBB-		$350	$369
Fiserv, Inc., 3.125%, due 10/1/15	Baa2		1,825	1,807
Cisco Systems, Inc., 5.500%, due 2/22/16	A	+	2,000	2,282
Yum! Brands, Inc., 6.250%, due 4/15/16	BBB-		700	791
Owens-Brockway Glass Container, Inc., 7.375%, due 5/15/16	BB	+	1,250	1,328
SABMiller plc—144A, 6.500%, due 7/1/16	BBB	+	700	811
Petrobras International Finance Co., 6.125%, due 10/6/16	Baa1		1,350	1,485
EI du Pont de Nemours & Co., 5.250%, due 12/15/16	A		500	559
Comcast Corporation, 6.500%, due 1/15/17	BBB	+	350	403
Corrections Corporation of America, 7.750%, due 6/1/17	BB		1,250	1,327
ERP Operating L.P., 5.750%, due 6/15/17	BBB	+	1,100	1,205
JPMorgan Chase & Co., 6.125%, due 6/27/17	A1		600	658
American Express Co., 6.150%, due 8/28/17	A	+	1,000	1,127
Exelon Generation Co. LLC, 6.200%, due 10/1/17	A3		1,100	1,231
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-		950	1,121
Triumph Group, Inc., 8.000%, due 11/15/17	B	+	1,500	1,560
Union Pacific Corporation, 5.750%, due 11/15/17	BBB	+	800	898
Wells Fargo & Co., 5.625%, due 12/11/17	AA-		1,000	1,107
Kohl’s Corporation, 6.250%, due 12/15/17	BBB	+	350	404
American Tower Corporation, 4.500%, due 1/15/18	Baa3		1,150	1,140
Morgan Stanley, 6.625%, due 4/1/18	A		950	1,031
General Electric Capital Corporation, 5.625%, due 5/1/18	AA	+	350	382
Philip Morris International, Inc., 5.650%, due 5/16/18	A		1,000	1,127
Time Warner Cable, Inc., 6.750%, due 7/1/18	BBB		1,000	1,166
Merrill Lynch & Co., Inc., 6.875%, due 11/15/18	A	+	1,075	1,158
Anheuser-Busch InBev Worldwide, Inc.—144A, 7.750%, due 1/15/19	BBB	+	700	871
FedEx Corporation, 8.000%, due 1/15/19	BBB		750	925
CSX Corporation, 7.375%, due 2/1/19	BBB-		800	965
Honeywell International, Inc., 5.000%, due 2/15/19	A		925	1,013

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 37

Bond Fund

Portfolio of Investments, December 31, 2010 (all amounts in thousands)

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Corporate Obligations—(continued)
Pfizer, Inc., 6.200%, due 3/15/19	AA		$1,250	$1,464
BHP Billiton Finance USA, Ltd., 6.500%, due 4/1/19	A	+	1,300	1,546
Owens Corning, 9.000%, due 6/15/19	BBB-		950	1,115
Jefferies Group, Inc., 8.500%, due 7/15/19	BBB		1,300	1,486
Discovery Communications LLC, 5.625%, due 8/15/19	Baa2		500	549
Roper Industries, Inc., 6.250%, due 9/1/19	BBB-		1,225	1,356
Boston Properties L.P., 5.875%, due 10/15/19	A-		1,500	1,627
Toll Brothers Finance Corporation, 6.750%, due 11/1/19	BBB-		500	525
Macquarie Group Ltd.—144A, 6.000%, due 1/14/20	A2		250	251
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	Ba2		1,515	1,763
Jarden Corporation, 7.500%, due 1/15/20	B		1,500	1,564
Motiva Enterprises LLC—144A, 5.750%, due 1/15/20	A		1,500	1,683
Johnson Controls, Inc., 5.000%, due 3/30/20	BBB	+	1,625	1,726
United Technologies Corporation, 4.500%, due 4/15/20	A	+	1,500	1,575
Iron Mountain, Inc., 8.000%, due 6/15/20	B	+	1,250	1,312
The Goldman Sachs Group, Inc., 6.000%, due 6/15/20	A1		1,800	1,945
Commonwealth Edison Co., 4.000%, due 8/1/20	A-		1,000	984
Alcoa, Inc., 6.150%, due 8/15/20	BBB-		1,775	1,823
Omnicom Group, Inc., 4.450%, due 8/15/20	A-		1,975	1,933
The Goodyear Tire & Rubber Co., 8.250%, due 8/15/20	B	+	700	724
Ras Laffan Liquefied Natural Gas Co., Ltd. II—144A, 5.298%, due 9/30/20	Aa2		385	404
BE Aerospace, Inc., 6.875%, due 10/1/20	BB		650	671

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

VRN = Variable Rate Note

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.09% of the Fund’s net assets at December 31, 2010.

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.09% of the Fund’s net assets at December 31, 2010.

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Corporate Obligations—(continued)
Celgene Corporation, 3.950%, due 10/15/20	BBB	+	$500	$475
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	BBB		500	494
Southwest Airlines Co. 2007-1 Pass Through Trust, 6.150%, due 8/1/22	A		664	730
The Kroger Co., 8.000%, due 9/15/29	BBB		325	408
Conoco Funding Co., 7.250%, due 10/15/31	A1		400	495
Kohl’s Corporation, 6.000%, due 1/15/33	BBB	+	1,000	1,020
Wisconsin Electric Power Co., 5.700%, due 12/1/36	A	+	500	526
Comcast Corporation, 6.450%, due 3/15/37	BBB	+	650	695
Yum! Brands, Inc., 6.875%, due 11/15/37	BBB-		600	681
JPMorgan Chase & Co., 6.400%, due 5/15/38	Aa3		900	1,021
COX Communications, Inc.—144A, 6.950%, due 6/1/38	Baa2		350	389
General Electric Capital Corporation, 6.875%, due 1/10/39	AA	+	750	867
Burlington Northern Santa Fe LLC, 5.750%, due 5/1/40	A3		1,515	1,567

Total Corporate Obligations				88,831

Total Long-Term Investments—97.4% (cost $178,039)				187,842

Repurchase Agreement
State Street Bank and Trust Company, 0.150% dated 12/31/10, due 1/3/11, repurchase price $3,285, collateralized by U.S. Treasury Note, 2.750%, due 12/31/17	AAA		3,285	3,285

Total Repurchase Agreement—1.7% (cost $3,285)				3,285

Total Investments—99.1% (cost $181,324)				191,127
Cash and other assets, less liabilities—0.9%				1,649

Net assets—100.0%				$192,776

See accompanying Notes to Financial Statements.

38 Annual Report	December 31, 2010

Christopher T. Vincent

Paul J. Sularz

LOW DURATION FUND

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Low Duration Fund posted a 2.15% increase on a total return basis (Institutional Class Shares) for the 12 months ended December 31, 2010. By comparison, the Fund’s benchmark, the Merrill Lynch 1-Year U.S. Treasury Note Index, gained 0.83%.

The Fund had a very positive first year, with the Fund meeting its objective of outperforming its Merrill Lynch 1-Year U.S. Treasury Note Index benchmark. We believe the Fund has been able to accomplish this objective without sacrificing credit quality. The Fund does not own securities with a rating below “A” from a Nationally Recognized Statistical Rating Organization.

The month of December, in particular, was reminiscent of the period one year ago when the Fund was launched, with interest rates rising sharply and market volatility high. Part of this was a function of the U.S. Government’s Treasury auction occurring during a period of very thinly traded markets at the end of the year.

The majority of the Fund’s portfolio is invested in seasoned U.S. Government-guaranteed short duration Mortgage-backed Fannie Mae and Freddie Mac securities. This is the Fund’s major sector emphasis. We favor such securities because they pay monthly principal and interest, which we then are able to reinvest. The benefits of this strategy are evident in a rising rate environment such as the one we experienced during December.

Assets in this new Fund continued to build since the Fund’s inception on December 1, 2009, with assets increasing to a new “high watermark” of approximately $142 million at December 31, 2010.

We continued to invest in new Consumer Asset-backed securities (such as “top tier” banks and auto receivables) as well as seasoned U.S. Agency Mortgage-backed securities and Corporate Bonds with a rating of single-A or higher.

We consider the Consumer Asset-backed securities that the Fund invests in to be highly liquid. Nearly a third of these investments are floating rate instruments that reset on a monthly basis.

The Fund kept its exposure to cash and cash equivalents extremely low, given the very low rates currently available from money market instruments.

We have increased the Fund’s holdings of Asset-backed securities whose coupons are reset monthly and are tied to LIBOR—the London Interbank Offered Rate. The income from these securities will rise with any increase in rates and will protect the Fund against falling prices.

December 31, 2010	William Blair Funds 39

Low Duration Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2010

	1 year	Since Inception(a)
Institutional Class	2.15%	1.43%
Merrill Lynch 1-Year U.S. Treasury Note Index	0.83	0.62
(a)	For the period December 1, 2009 (Commencement of Operations to December 31, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on December 31, 2010. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

40 Annual Report	December 31, 2010

Low Duration Fund

Portfolio of Investments, December 31, 2010 (all amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—41.6%
U.S. Treasury—2.1%
U.S. Treasury Note, 0.500%, due 11/15/13	$3,000	$2,961

Government National Mortgage Association (GNMA)—0.2%
#003438, 4.500%, due 9/20/18	323	342

Federal Home Loan Mortgage Corp. (FHLMC)—11.8%
#M80898, 4.500%, due 2/1/11	152	156
#M80903, 4.000%, due 3/1/11	268	270
#M80953, 4.000%, due 12/1/11	286	292
#E86134, 5.000%, due 11/1/16	264	280
#E96536, 5.000%, due 3/1/18	498	531
#E95355, 5.000%, due 4/1/18	587	626
#E01377, 4.500%, due 5/1/18	583	614
#G11618, 4.500%, due 5/1/18	2,754	2,909
#E99963, 4.500%, due 10/1/18	161	170
#E01488, 5.000%, due 10/1/18	618	659
#E99895, 5.000%, due 10/1/18	1,157	1,234
#G12093, 4.500%, due 12/1/18	722	763
#B11386, 5.000%, due 12/1/18	272	290
#E01545, 5.000%, due 1/1/19	348	371
#G11766, 5.000%, due 3/1/19	252	269
#G18001, 4.500%, due 7/1/19	320	338
#G11596, 5.500%, due 8/1/19	267	290
#B16291, 5.000%, due 9/1/19	1,666	1,778
#G18045, 5.000%, due 3/1/20	278	296
#G11892, 4.000%, due 4/1/20	281	292
#G18048, 5.000%, due 4/1/20	191	203
#J08152, 5.000%, due 5/1/20	235	251
#G12394, 5.000%, due 5/1/21	357	380
#G12113, 5.500%, due 5/1/21	441	479
#G12286, 5.000%, due 7/1/21	205	218
#J13022, 4.000%, due 9/1/25	2,814	2,918

Total FHLMC Mortgage Obligations		16,877

Federal National Mortgage Association (FNMA)—27.5%
#255325, 4.500%, due 7/1/11	1,012	1,020
#256224, 5.500%, due 4/1/16	55	60
#256559, 5.500%, due 1/1/17	29	30
#256606, 5.500%, due 2/1/17	39	42
#256646, 5.500%, due 3/1/17	29	32
#545898, 5.500%, due 9/1/17	810	873
#545899, 5.500%, due 9/1/17	919	991
#663692, 5.000%, due 1/1/18	373	400
#254591, 5.500%, due 1/1/18	568	613
#681310, 4.500%, due 2/1/18	555	588
#683100, 5.500%, due 2/1/18	711	774
#675717, 5.000%, due 3/1/18	610	654
#681361, 5.000%, due 3/1/18	157	168
#656564, 5.000%, due 4/1/18	2,713	2,905
#696677, 5.000%, due 4/1/18	221	237
#702888, 5.000%, due 4/1/18	190	204
#929388, 4.500%, due 5/1/18	770	811
#254721, 5.000%, due 5/1/18	444	476
#702332, 5.000%, due 5/1/18	101	108
#704049, 5.500%, due 5/1/18	1,363	1,488
#254785, 4.000%, due 6/1/18	373	390
#555622, 4.500%, due 6/1/18	611	647
#656573, 5.000%, due 6/1/18	377	404

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#709848, 5.000%, due 6/1/18			$330	$353
#713380, 4.000%, due 7/1/18			310	323
#254802, 4.500%, due 7/1/18			486	515
#713807, 4.500%, due 7/1/18			287	304
#735003, 5.500%, due 7/1/18			1,733	1,887
#711991, 5.000%, due 8/1/18			316	339
#740444, 4.500%, due 9/1/18			498	527
#743183, 5.000%, due 10/1/18			134	144
#747823, 4.000%, due 11/1/18			835	872
#749596, 5.000%, due 11/1/18			476	510
#745237, 5.000%, due 12/1/18			117	125
#MA0045, 4.000%, due 4/1/19			712	745
#255233, 4.000%, due 5/1/19			719	750
#725445, 4.500%, due 5/1/19			1,320	1,396
#785259, 5.000%, due 8/1/19			573	615
#725953, 5.000%, due 10/1/19			165	178
#745240, 4.500%, due 12/1/19			755	800
#735401, 5.500%, due 3/1/20			472	509
#735646, 4.500%, due 7/1/20			908	961
#MA0517, 4.000%, due 9/1/20			1,426	1,493
#836016, 4.500%, due 9/1/20			1,516	1,599
#MA0548, 3.500%, due 10/1/20			2,510	2,600
#881284, 4.500%, due 12/1/21			1,579	1,663
#932723, 4.000%, due 4/1/25			931	968
#935995, 4.000%, due 6/1/25			258	268
#AD4677, 4.000%, due 6/1/25			1,986	2,066
#AD8164, 4.000%, due 8/1/25			2,000	2,080
#AE1176, 4.000%, due 8/1/25			977	1,016

Total FNMA Mortgage Obligations				39,521

Consumer Asset-Backed Securities—41.0%
Mercedes-Benz Auto Receivables Trust, 2010-1, Tranche A1, 0.309%, 5/13/11	A-1	+	19	19
BMW Vehicle Lease Trust, 2009-1, Tranche A4, 3.660%, 9/15/11	AAA		500	509
Nissan Auto Lease Trust, 2009-B, Tranche A2, 1.220%, 9/15/11	AAA		366	366
Ford Credit Auto Owner Trust, 2009-D, Tranche A2, 1.210%, 1/15/12	AAA		168	168
Honda Auto Receivables Owner Trust, 2009-2, Tranche A3, 2.790%, 1/16/12	AAA		779	787
Honda Auto Receivables Owner Trust, 2008-1, Tranche A3, 4.470%, 1/18/12	AAA		139	139
Honda Auto Receivables Owner Trust, 2010-1, Tranche A2, 0.620%, 2/21/12	AAA		1,753	1,754
USAA Auto Owner Trust, 2009-2, Tranche A2, 0.740%, 3/15/12	AAA		14	14
Ally Auto Receivables Trust, 2010-1, Tranche A2, 0.750%, 4/15/12	AAA		848	849
Volkswagen Auto Lease Trust, 2009-A, Tranche A3, 3.410%, 4/16/12	AAA		1,319	1,333

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 41

Low Duration Fund

Portfolio of Investments, December 31, 2010 (all amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Consumer Asset-Backed Securities—(continued)
Volkswagen Auto Loan Enhanced Trust, 2010-1, Tranche A2, 0.660%, 5/21/12	AAA	$1,437	$1,438
USAA Auto Owner Trust, 2010-1, Tranche A2, 0.630%, 6/15/12	AAA	716	717
Ford Credit Auto Owner Trust, 2007-B, Tranche A4A, 5.240%, 7/15/12	AAA	530	540
CNH Equipment Trust, 2008-B, Tranche A3A, 4.780%, 7/16/12	AAA	37	37
CNH Equipment Trust, 2009-C, Tranche A2, 0.950%, 8/15/12	AAA	91	91
CNH Equipment Trust, 2010-A, Tranche A2, 0.810%, 8/15/12	AAA	798	799
BMW Vehicle Lease Trust, 2010-1, Tranche A2, 0.580%, 9/17/12	Aaa	500	500
BMW Vehicle Owner Trust, 2010-A, Tranche A2, 0.680%, 9/25/12	AAA	1,237	1,238
Capital Auto Receivables Asset Trust, 2008-2, Tranche A3B, 1.710%, 10/15/12, VRN	AAA	499	501
USAA Auto Owner Trust, 2008-3, Tranche A3, 4.280%, 10/15/12	AAA	31	31
Ford Credit Auto Owner Trust, 2010-B, Tranche A2, 0.650%, 12/15/12	Aaa	1,200	1,201
Chrysler Financial Auto Securitization Trust, 2010-A, Tranche A2, 0.690%, 1/8/13	AAA	1,000	1,000
CarMax Auto Owner Trust, 2009-1, Tranche A3, 4.120%, 3/15/13	AAA	384	390
Nissan Auto Lease Trust, 2010-A, Tranche A2, 1.100%, 3/15/13	AAA	1,205	1,207
BMW Vehicle Owner Trust, 2010-A, Tranche A3, 1.390%, 4/25/13	AAA	300	302
Ford Credit Auto Owner Trust, 2009-A, Tranche A3A, 3.960%, 5/15/13	AAA	414	421
Bank of America Credit Card Trust, 2007-A2, Tranche A2, 0.280%, 6/17/13, VRN	AAA	1,283	1,283
USAA Auto Owner Trust, 2009-1, Tranche A3, 3.020%, 6/17/13	AAA	899	910
Citibank Credit Card Issuance Trust, 2009-A3, Tranche A3, 2.700%, 6/24/13	AAA	100	101
American Express Issuance Trust, 2007-2, Tranche A, 0.510%, 7/15/13, VRN	AAA	373	373
American Express Credit Account Master Trust, 2008-1, Tranche A, 0.710%, 8/15/13, VRN	AAA	1,200	1,200
American Express Credit Account Master Trust—144A, 2006-B, Tranche A, 0.300%, 8/15/13, VRN	AAA	1,070	1,070
Discover Card Master Trust I, 2006-1, Tranche A2, 0.310%, 8/16/13, VRN	AAA	354	354

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Consumer Asset-Backed Securities—(continued)
Ford Credit Auto Owner Trust, 2009-D, Tranche A3, 2.170%, 10/15/13	AAA	$1,160	$1,173
John Deere Owner Trust, 2009-A, Tranche A3, 2.590%, 10/15/13	AAA	1,344	1,357
John Deere Owner Trust, 2009-B, Tranche A3, 1.570%, 10/15/13	AAA	865	871
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	Aa1	2,000	2,189
Harley-Davidson Motorcycle Trust, 2009-1, Tranche A3, 3.190%, 11/15/13	AAA	2,411	2,444
Citibank Credit Card Issuance Trust, 2004-A7, Tranche A7, 0.374%, 11/25/13, VRN	AAA	1,043	1,041
CNH Equipment Trust, 2009-C, Tranche A3, 1.850%, 12/16/13	AAA	351	354
Capital One Multi-Asset Execution Trust, 2006-A6, Tranche A6, 5.300%, 2/18/14	AAA	652	661
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-2A, Tranche A, 5.680%, 2/20/14	Aaa	1,500	1,607
Harley-Davidson Motorcycle Trust, 2009-2, Tranche A3, 2.620%, 3/15/14	AAA	825	834
Capital One Multi-Asset Execution Trust, 2006-A7, Tranche A7, 0.290%, 3/17/14, VRN	AAA	1,000	999
Capital One Multi-Asset Execution Trust, 2008-A6, Tranche A6, 1.360%, 3/17/14, VRN	AAA	1,610	1,615
Citibank Credit Card Issuance Trust, 2009-A1, Tranche A1, 2.010%, 3/17/14, VRN	AAA	200	204
Volkswagen Auto Lease Trust, 2009-A, Tranche A4, 4.590%, 3/17/14	AAA	2,000	2,052
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa	1,765	1,847
Chase Issuance Trust, 2007-A9, Tranche A, 3.151%, 6/16/14, VRN	AAA	2,000	1,993
Nissan Auto Receivables Owner Trust, 2008-A, Tranche A4, 4.280%, 6/16/14	AAA	120	122
CNH Equipment Trust, 2010-A, Tranche A3, 1.540%, 7/15/14	AAA	1,175	1,184
Nissan Auto Receivables Owner Trust, 2010-A, Tranche A3, 0.870%, 7/15/14	AAA	500	499
Daimler Chrysler Auto Trust, 2008-A, Tranche A4, 4.480%, 8/8/14	AAA	1,500	1,538
Citibank Credit Card Issuance Trust, 2007-A7, Tranche A7, 0.611%, 8/20/14, VRN	AAA	200	200

See accompanying Notes to Financial Statements.

42 Annual Report	December 31, 2010

Low Duration Fund

Portfolio of Investments, December 31, 2010 (all amounts in thousands)

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Consumer Asset-Backed Securities—(continued)
American Express Credit Account Master Trust, 2007-5, Tranche A, 0.290%, 12/15/14, VRN	AAA		$1,000	$998
Nissan Master Owner Trust Receivables—144A, 2010-AA, Tranche A, 1.410%, 1/15/15, VRN	AAA		2,000	2,023
Capital One Multi-Asset Execution Trust, 2007-A4, Tranche A4, 0.290%, 3/16/15, VRN	AAA		1,778	1,769
Discover Card Master Trust, 2007-A2, Tranche A2, 0.642%, 6/15/15, VRN	AAA		192	192
Chase Issuance Trust, 2008-A10, Tranche A10, 1.010%, 8/17/15, VRN	AAA		2,000	2,024
Bank of America Credit Card Trust, 2010-A1, Tranche A1, 0.560%, 9/15/15, VRN	AAA		1,330	1,330
Discover Card Master Trust, 2010-A1, Tranche A1, 0.910%, 9/15/15, VRN	Aaa		347	349
Ford Credit Floorplan Master Owner Trust, 2010-A5, Tranche A2, 0.960%, 9/15/15, VRN	AAA		1,700	1,700
Chase Issuance Trust, 2008-A3, Tranche A, 1.360%, 3/15/16, VRN	AAA		2,000	2,051

Total Consumer Asset-Backed Securities				58,862

Corporate Obligations—11.8%
Teva Pharmaceutical Finance III LLC, 1.500%, due 6/15/12	A	-	1,000	1,009
General Electric Capital Corporation, 3.500%, due 8/13/12	AA	+	1,000	1,036
Johnson & Johnson, 5.150%, due 8/15/12	AAA		1,900	2,038

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

VRN = Variable Rate Note

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Corporate Obligations—(continued)
Bank of America Corporation, 5.375%, due 9/11/12	A	+	$1,000	$1,050
ConocoPhillips, 4.750%, due 10/15/12	A	1	1,000	1,071
Citigroup, Inc., 5.300%, due 10/17/12	A	+	1,000	1,059
Wells Fargo & Co., 5.250%, due 10/23/12	AA	-	1,000	1,072
Morgan Stanley, 5.250%, due 11/2/12	A		1,000	1,067
The Procter & Gamble Co., 0.324%, due 11/14/12, VRN	AA	-	700	701
The Walt Disney Co., 4.700%, due 12/1/12	A		1,500	1,608
Hewlett-Packard Co., 4.500%, due 3/1/13	A	+	1,000	1,070
American Honda Finance Corp.—144A, 2.375%, due 3/18/13	A	+	1,000	1,017
American Express Co., 4.875%, due 7/15/13	A	+	1,000	1,069
MetLife, Inc., 2.375%, due 2/6/14	A	-	475	477
The Boeing Co., 5.000%, due 3/15/14	A	+	375	411
Shell International Finance BV, 4.000%, due 3/21/14	Aa1		1,142	1,215

Total Corporate Obligations				16,970

Total Long-Term Investments—94.4% (cost $135,633)				135,533

Repurchase Agreement
State Street Bank and Trust Company, 0.150% dated 12/31/10, due 1/3/11, repurchase price $5,994, collateralized by U.S. Treasury Note, 2.750%, due 12/31/17	AAA		5,994	5,994

Total Repurchase Agreement—4.2% (cost $5,994)				5,994

Total Investments—98.6% (cost $141,627)				141,527
Cash and other assets, less liabilities—1.4%				1,943

Net assets—100.0%				$143,470

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 43

Statements of Assets and Liabilities

December 31, 2010 (dollar amounts in thousands)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund
Assets
Investments in securities, at cost	$1,549,615	$220,110	$515,337

Investments in securities, at value	$1,894,162	$289,896	$650,626
Cash	46	—	—
Foreign currency, at value (cost $282, $1,959 and $1,756).	286	2,055	2,010
Receivable for securities sold	1,103	49	2,226
Receivable for fund shares sold	1,402	—	1,952
Dividend and interest receivable	3,147	569	1,322

Total assets	1,900,146	292,569	658,136
Liabilities
Payable for investment securities purchased	11,951	—	10,331
Payable for fund shares redeemed	338	575	202
Unrealized depreciation on forward foreign currency contracts	—	227	—
Management fee payable	1,479	244	531
Distribution and shareholder service fee payable	—	—	51
Other payables and accrued expenses	161	55	70

Total liabilities	13,929	1,101	11,185

Net Assets	$1,886,217	$291,468	$646,951

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$131	$27	$49
Capital paid in excess of par value	1,824,503	382,156	627,801
Accumulated net investment income (loss)	(4,934)	(357)	(586)
Accumulated net realized gain (loss)	(278,065)	(160,037)	(115,660)
Net unrealized appreciation (depreciation) of investments and foreign currencies	344,582	69,679	135,347

Net Assets	$1,886,217	$291,468	$646,951

Net Assets	$1,886,217	$291,468
Shares Outstanding	131,218,332	27,039,965
Net Asset Value Per Share	$14.37	$10.78
Institutional Share Class
Net Assets			$275,356
Shares Outstanding			20,792,208
Net Asset Value Per Share			$13.24

See accompanying Notes to Financial Statements.

44 Annual Report	December 31, 2010

Statements of Operations

for the Year Ended December 31, 2010 (dollar amounts in thousands)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund
Investment income
Dividends	$34,646	$7,339	$9,506
Less foreign tax withheld	(2,567)	(565)	(564)
Interest	107	9	91

Total income	32,186	6,783	9,033
Expenses
Investment advisory fees	14,477	3,311	4,866
Distribution fees	—	—	46
Shareholder services fees	—	—	418
Custodian fees	356	124	153
Transfer agent fees	30	8	31
Sub-transfer agent fees
Class N	—	—	12
Class I	—	—	57
Professional fees	88	50	52
Registration fees	33	22	75
Shareholder reporting fees	44	20	59
Trustee fees	49	13	15
Other expenses	32	9	14

Total expenses	15,109	3,557	5,798

Net investment income	17,077	3,226	3,235
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	210,729	44,977	57,943
Foreign currency transactions	10,006	(187)	(849)

Total net realized gain	220,735	44,790	57,094
Change in net unrealized appreciation (depreciation) of:
Investments	73,046	(14,068)	62,276
Foreign currency translations	(4,447)	(152)	39

Total change in net unrealized appreciation (depreciation)	68,599	(14,220)	62,315

Net increase in net assets resulting from operations	$306,411	$33,796	$122,644

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 45

Statements of Changes in Net Assets

for the Years Ended December 31, 2010 and 2009 (dollar amounts in thousands)

	Institutional International Growth Fund		Institutional International Equity Fund		International Small Cap Growth Fund
	2010	2009	2010	2009	2010	2009
Operations
Net investment income	$17,077	$10,704	$3,226	$3,447	$3,235	$1,001
Net realized gain (loss) on investments and foreign currency transactions	220,735	(117,747)	44,790	(66,506)	57,094	(30,308)
Change in net unrealized appreciation (depreciation) on investments and foreign currency translation	68,599	519,807	(14,220)	151,206	62,315	174,254

Net increase in net assets resulting from operations	306,411	412,764	33,796	88,147	122,644	144,947
Distributions to shareholders from
Net investment income	(35,383)	(18,261)	(4,059)	(2,719)	(2,781)	(778)
Net realized gain	—	—	—	—	—	—

	(35,383)	(18,261)	(4,059)	(2,719)	(2,781)	(778)
Capital stock transactions
Net proceeds from sale of shares	585,127	165,765	31,823	20,848	222,392	139,125
Shares issued in reinvestment of income dividends and capital gain distributions	33,238	16,959	3,868	2,587	2,417	676
Less cost of shares redeemed	(379,024)	(199,645)	(139,231)	(104,043)	(88,572)	(185,107)

Net increase (decrease) in net assets resulting from capital share transactions	239,341	(16,921)	(103,540)	(80,608)	136,237	(45,306)

Increase (decrease) in net assets	510,369	377,582	(73,803)	4,820	256,100	98,863
Net assets
Beginning of year	1,375,848	998,266	365,271	360,451	390,851	291,988

End of year	$1,886,217	$1,375,848	$291,468	$365,271	$646,951	$390,851

Accumulated net investment income (loss) at the end of the year	$(4,934)	$(4,182)	$(357)	$1	$(586)	$(191)

See accompanying Notes to Financial Statements.

46 Annual Report	December 31, 2010

Statements of Assets and Liabilities

December 31, 2010 (dollar amounts in thousands)

	Emerging Markets Growth Fund	Emerging Leaders Growth Fund	Bond Fund	Low Duration Fund
Assets
Investments in securities, at cost	$962,851	$77,904	$181,324	$141,627

Investments in securities, at value	$1,247,599	$95,531	$191,127	$141,527
Foreign currency, at value (cost $1,558 and $298)	1,610	300	—	—
Receivable for securities sold	4,731	1,391	—	—
Receivable for fund shares sold	360	595	36	1,840
Receivable from Advisor	—	20	7	36
Dividend and interest receivable	500	21	1,891	436

Total assets	1,254,800	97,858	193,061	143,839
Liabilities
Payable for investment securities purchased	2,868	2,830	—	—
Payable for fund shares redeemed	15	—	178	278
Management fee payable	1,142	86	49	35
Distribution and shareholder service fee payable	36	2	20	13
Other payables and accrued expenses	196	39	38	43

Total liabilities	4,257	2,957	285	369

Net Assets	$1,250,543	$94,901	$192,776	$143,470

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$78	$9	$18	$14
Capital paid in excess of par value	994,772	76,736	182,717	144,660
Accumulated net investment income (loss)	(12,327)	(131)	1	—
Accumulated net realized gain (loss)	(16,774)	665	237	(1,104)
Net unrealized appreciation (depreciation) of investments and foreign currencies	284,794	17,622	9,803	(100)

Net Assets	$1,250,543	$94,901	$192,776	$143,470

Institutional Share Class
Net Assets	$1,021,456	$78,516	$40,490	$47,965
Shares Outstanding	63,996,622	7,584,820	3,826,077	4,845,665
Net Asset Value Per Share	$15.96	$10.35	$10.58	$9.90

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 47

Statements of Operations

for the Year Ended December 31, 2010 (dollar amounts in thousands)

	Emerging Markets Growth Fund	Emerging Leaders Growth Fund	Bond Fund	Low Duration Fund
Investment income
Dividends	$19,206	$1,889	$—	$—
Less foreign tax withheld	(1,553)	(167)	—	—
Interest	125	1	8,921	2,557

Total income	17,778	1,723	8,921	2,557
Expenses
Investment advisory fees	12,197	1,090	546	381
Distribution fees	70	—	6	7
Shareholder services fees	302	17	228	127
Custodian fees	549	138	53	52
Transfer agent fees	51	11	22	15
Sub-transfer agent fees
Class N	15	—	—	—
Class I	68	—	4	—
Professional fees	75	36	32	28
Registration fees	57	44	48	111
Shareholder reporting fees	25	3	3	5
Trustee fees	37	4	5	3
Other expenses	27	10	13	11

Total expenses before waiver	13,473	1,353	960	740
Expenses waived by the Advisor	—	(98)	(90)	(98)

Net expenses	13,473	1,255	870	642

Net investment income	4,305	468	8,051	1,915
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	248,631	34,229	2,212	(60)
Foreign currency transactions	(3,290)	(573)	—	—

Total net realized gain (loss)	245,341	33,656	2,212	(60)
Change in net unrealized appreciation (depreciation) of:
Investments	13,573	(16,310)	3,290	468
Foreign currency translations	(17)	(5)	—	—

Total change in net unrealized appreciation (depreciation)	13,556	(16,315)	3,290	468

Net increase in net assets resulting from operations	$263,202	$17,809	$13,553	$2,323

See accompanying Notes to Financial Statements.

48 Annual Report	December 31, 2010

Statements of Changes in Net Assets

for the Years Ended December 31, 2010 and 2009 (dollar amounts in thousands)

	Emerging Markets Growth Fund		Emerging Leaders Growth Fund		Bond Fund		Low Duration Fund
	2010	2009	2010	2009	2010	2009	2010	2009(a)
Operations
Net investment income	$4,305	$3,476	$468	$507	$8,051	$6,076	$1,915	$78
Net realized gain (loss) on investments and foreign currency transactions	245,341	(59,561)	33,656	3,205	2,212	284	(60)	—
Change in net unrealized appreciation (depreciation) on investment and foreign currency transactions	13,556	461,348	(16,315)	51,098	3,290	7,229	468	(568)

Net increase (decrease) in net assets resulting from operations	263,202	405,263	17,809	54,810	13,553	13,589	2,323	(490)
Distributions to shareholders from
Net investment income	(13,461)	(11,127)	(255)	(1,588)	(8,566)	(6,213)	(2,958)	(86)
Net realized gain	—	—	(505)	—	(494)	—	—	—

	(13,461)	(11,127)	(760)	(1,588)	(9,060)	(6,213)	(2,958)	(86)
Capital stock transactions
Net proceeds from sale of shares	357,761	422,203	14,224	42,409	90,709	77,912	149,882	97,472
Shares issued in reinvestment of income dividends and capital gain distributions	12,072	10,336	681	1,466	6,013	4,029	2,297	37
Less cost of shares redeemed	(407,291)	(174,003)	(52,189)	(28,637)	(55,783)	(16,586)	(103,208)	(1,799)

Net increase (decrease) in net assets resulting from capital share transactions	(37,458)	258,536	(37,284)	15,238	40,939	65,355	48,971	95,710

Increase (decrease) in net assets	212,283	652,672	(20,235)	68,460	45,432	72,731	48,336	95,134
Net assets
Beginning of year	1,038,260	385,588	115,136	46,676	147,344	74,613	95,134	—

End of year	$1,250,543	$1,038,260	$94,901	$115,136	$192,776	$147,344	$143,470	$95,134

Accumulated net investment income (loss) at the end of the year	$(12,327)	$(7,584)	$(131)	$(297)	$1	$—	$—	$—

(a)	For the period December 1, 2009 (Commencement of Operations) to December 31, 2010.

See accompanying Notes to Financial Statements.

December 31, 2010	William Blair Funds 49

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of William Blair Funds’ (the “Fund”) significant accounting policies in effect during the year covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

William Blair Funds is a diversified mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The number of shares authorized for this Fund is unlimited. The Fund currently consists of the following nineteen portfolios (the “Portfolios”), each with its own investment objective and policies.

Equity Portfolios	International Equity Portfolios
Growth Large Cap Growth Small Cap Growth Mid Cap Growth Small-Mid Cap Growth Small Cap Value Mid Cap Value Global Equity Portfolio Global Growth

International Growth

International Equity

Institutional International Growth

Institutional International Equity

International Small Cap Growth

Emerging Markets Growth

Emerging Leaders Growth

Fixed-Income Portfolios

Bond

Income

Low Duration

Money Market Portfolio

Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed-Income	High level of current income with relative stability of principal. (Maximize total return—Low Duration)
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Portfolio, the Institutional International Equity Portfolio and the Institutional Share Classes of the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, Bond Portfolio, and the Low Duration Portfolio are the only Portfolios covered in this report.

(b) Share Classes

Three different classes of shares of the International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Leaders Growth Fund, Bond Fund and the Low Duration Fund currently exist: N, I and Institutional. This report includes financial information for only the Institutional Class. The Institutional share class is sold to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million.

Investment income realized and unrealized gains and losses, and certain Portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

50 Annual Report	December 31, 2010

(c) Investment Valuation

The market value of domestic equity securities is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the latest bid price.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Portfolios compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Portfolios may use an independent pricing service to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Portfolio’s value for a security may be different from the last sale price (or the latest bid price).

Fixed-income securities are valued by using market quotations or independent pricing services that use either prices provided by market-makers or matrixes that produce estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Other securities, and all other assets, including securities for which a market price is not available or is deemed unreliable, (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the latest bid price), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by the Pricing Committee or Valuation Committee, in accordance with the Fund’s Valuation Procedures approved by the Board of Trustees. As of December 31, 2010, there were securities held in the Institutional International Growth, International Small Cap Growth, Emerging Markets Growth and Bond Portfolios requiring fair valuation pursuant to the Funds’ Valuation Procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rate shown on the Portfolio of Investments for the Bond Fund and Low Duration Fund were the rates in effect on December 31, 2010. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the year ended December 31, 2010, the Bond and Low Duration Portfolios recognized an increase of interest income and a decrease of net realized loss of $(517) and $(1,043), respectively (in thousands). This reclassification had no effect on the net asset value or the net assets of the Portfolios.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of

December 31, 2010	William Blair Funds 51

dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Portfolios no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined by dividing the Portfolio’s net assets by the number of shares outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 4:00 p.m. Eastern time, on each day the Exchange is open.

Dividends from net investment income, if any, are declared at least annually for the Institutional International Growth, Institutional International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolio. At December 31, 2010, dividends from the Bond Portfolio are declared and paid monthly. Effective April 16, 2011 dividends from the Bond Portfolio will be declared daily and paid monthly. Dividends from the Low Duration Portfolio are declared daily and paid monthly. Dividends payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Foreign Currency Forward Contracts

The Portfolios (excluding the Bond Portfolio and the Low Duration Portfolio) may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, forward open foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s net asset value, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(g) Income Taxes

Each Portfolio intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each portfolio intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

The Institutional International Growth, Institutional International Equity, International Small Cap Growth, Emerging Markets Growth, and Emerging Leaders Growth Portfolios may be subject to a tax imposed on net realized gains on securities of certain foreign countries.

Each Portfolio is subject to the provisions of Accounting Standards Codification (ASC) 740 Income Taxes. ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of ASC 740 and all of the uncertain tax positions of the Portfolios and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ tax returns for each of the tax years in the four year period ended December 31, 2010 remains open and the returns are subject to examination.

The Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for federal income tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as

52 Annual Report	December 31, 2010

an adjustment to the cost of investments for tax purposes. The cost of investments for federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at December 31, 2010 were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Institutional International Growth	$1,563,677	$355,017	$24,532	$330,485
Institutional International Equity	224,908	67,847	2,859	64,988
International Small Cap Growth	524,436	131,722	5,532	126,190
Emerging Markets Growth	986,045	265,176	3,622	261,554
Emerging Leaders Growth	78,887	17,216	572	16,644
Bond	181,324	10,728	925	9,803
Low Duration	141,627	430	530	(100)

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to Section 988 currency gains and losses, PFIC gains and losses and redemptions in-kind. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2010, the following reclassifications were recorded (in thousands):

Portfolio	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain/(Loss)	Capital Paid in Excess of Par Value
Institutional International Growth	$17,554	$(17,554)	$-
Institutional International Equity	475	(475)	-
International Small Cap Growth	(849)	849	-
Emerging Markets Growth	4,413	(33,541)	29,128
Emerging Leaders Growth	(47)	51	(4)
Bond	516	(516)	-
Low Duration	1,043	(1,043)	-

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2010 and 2009 was as follows (in thousands):

	Distributions Paid in 2010			Distributions Paid in 2009
Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Institutional International Growth	$35,383	$-	$35,383	$18,261	$-	$18,261
Institutional International Equity	4,059	-	4,059	2,719	-	2,719
International Small Cap Growth	2,781	-	2,781	778	-	778
Emerging Markets Growth	13,461	-	13,461	11,127	-	11,127
Emerging Leaders Growth	255	505	760	1,588	-	1,588
Bond	8,566	494	9,060	6,213	-	6,213
Low Duration	2,958	-	2,958	86	-	86

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ Depreciation
Institutional International Growth	$1,998	$(270,900)	$-	$330,485
Institutional International Equity	23	(155,726)	-	64,988
International Small Cap Growth	5,932	(113,021)	-	126,190
Emerging Markets Growth	-	(5,861)	-	261,554
December 31, 2010	William Blair Funds 53

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ Depreciation
Emerging Leaders Growth	987	(14)	539	16,644
Bond	2	-	236	9,803
Low Duration	-	(1,104)	-	(100)

As of December 31, 2010, the Portfolios have unused capital loss carry forwards available for federal income tax purposes to be applied against future gains, if any. If not applied, the carryforward will expire as follows (in thousands):

Portfolio	2011	2012	2013	2014	2015	2016	2017	2018	Total
Institutional International Growth	$-	$-	$-	$-	$-	$-	$270,881	$-	$270,881
Institutional International Equity	-	-	-	-	-	42,759	113,087	-	155,846
International Small Cap Growth	-	-	-	-	-	26,723	86,330	-	113,053
Emerging Markets Growth	-	-	-	-	-	-	5,572	-	5,572
Emerging Leaders Growth	-	-	-	-	-	-	-	-	-
Bond	-	-	-	-	-	-	-	-	-
Low Duration	-	-	-	-	-	-	-	955	955

For the period from November 1, 2010 through December 31, 2010, the following Portfolios incurred net realized capital losses or foreign currency losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2011 for federal income tax purposes (in thousands):

Portfolio	Capital Amount	Currency Amount
Institutional International Growth	$-	$-
Institutional International Equity	-	-
International Small Cap Growth	-	-
Emerging Markets Growth	-	324
Emerging Leaders Growth	-	-
Bond	-	-
Low Duration	149	-

(h) Repurchase Agreements

In a repurchase agreement, a Portfolio buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. William Blair & Co. (the “Advisor”) will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities. The risk to a Portfolio is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Portfolio is entitled to sell the underlying collateral. The loss, if any, to a Portfolio will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Portfolio may be delayed or limited. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which a Portfolio enters into repurchase agreements to evaluate those risks. A Portfolio may, under certain circumstances, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

54 Annual Report	December 31, 2010

(j) Fair Value Measurements

The Portfolios are subject to Fair Value measurement and Disclosures (ASC 820), formally known as SFAS (Statement of Financial Accounting Standards) No. 157, “Fair Value Measurements”. In accordance with ASC 820, “fair value” is defined as the price that a Portfolio would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Portfolio’s investments. ASC 820 establishes a three-tier hierarchy of inputs to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1—Quoted prices in active markets for an identical security.

•

Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Portfolio is calculated.

•

Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Portfolio’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Fund adopted Financial Accounting Standards Board (the “FASB”) Accounting Standards Update 2010-06 “Fair Value Measurements and Disclosures (ASU 820)” which requires the Fund to disclose details of significant transfers in and out of Level 1 and Level 2 measurements and the reasons for the transfers. Any transfers between Level 1 and Level 2 are disclosed, effective beginning of the period, in the tables below with the reasons for the transfers disclosed in a footnote.

At December 31, 2010, the Portfolios held no other financial instruments, such as options or futures, that required fair valuation.

As of December 31, 2010, the hierarchical input levels of securities in each Portfolio, segregated by security class, are as follows (in thousands):

	Institutional International Growth	Institutional International Equity	International Small Cap Growth	Emerging Markets Growth	Emerging Leaders Growth
Investments in securities
Level 1—Quoted prices
Common Stock	$1,823,832	$285,617	$630,017	$1,153,073	$88,347
Preferred Stock	—	3,482	3,813	50,827	5,677
Level 2—Other significant observable inputs
Convertible Bonds	614	—	626	1,045	—
Short-Term Investments	69,716	797	16,170	42,654	1,507
Level 3—Significant unobservable inputs
None	—	—	—	—	—

Total investments in securities	$1,894,162	$289,896	$650,626	$1,247,599	$95,531

Level 1 and Level 2 transfers
Transfers from Level 1 to Level 2 (a)	—	—	—	—	—
Transfers from Level 2 to Level 1 (b)	$532,676	$160,766	$153,495	$268,735	$25,676
Other financial instruments
Level 2—Other significant observable inputs
Forward foreign currency contracts	$—	$(227)	$—	$—	$—

December 31, 2010	William Blair Funds 55

	Bond	Low Duration
Investments in securities
Level 1—Quoted Prices
None	$—	$—
Level 2—Other significant observable inputs
US Government and Agency Bonds	88,534	59,701
Corporate Bonds	88,831	16,970
Asset Backed Bonds	10,307	58,862
Short-Term Investments	3,285	5,994
Level 3—Significant unobservable inputs
Asset Backed Bonds	170	—

Total investments in securities	$191,127	$141,527

Level 1 and Level 2 transfers
Transfers from Level 1 to Level 2 (a)	—	—
Transfers from Level 2 to Level 1 (b)	—	—

(a)	Fair valuation estimates were obtained from the Portfolio’s pricing vendor and applied to certain foreign securities at December 31, 2010 but not on December 31, 2009, resulting in a transfer from Level 1 to Level 2.
(b)	Fair valuation estimates were obtained from the Portfolio’s pricing vendor and applied to certain foreign securities at December 31, 2009 but not on December 31, 2010, resulting in a transfer from Level 2 to Level 1.

Level 1 Common Stocks are exchange-traded securities with a quoted price. Typically, Level 2 Common Stocks are non-U.S. exchange-traded securities with a quoted price that are fair valued by an independent pricing service approved by the Board of Trustees.

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value:

	Balance January 1, 2010	(Sales)	Purchases	Transfers to Level 3	Transfers (from) Level 3	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Balance December 31, 2010

Bond	$—	—	—	119	—	51	—	$170

The fair value estimate for the Level 3 security in the Bond Portfolio was determined in good faith by the Pricing Committee in consultation with the Valuation Committee, pursuant to the Valuation Procedures adopted by the Board of Trustees. There were various factors considered in reaching this fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, analysis of the company’s performance, market trends that influence its performance and the potential for adverse outcome in pending litigation. At December 31, 2010, this security represented 0.09%, of the net assets of the Bond Portfolio. The change in unrealized gain (loss) related to the security held at December 31, 2010 was $(14), in thousands, and is included in the change in unrealized appreciation (depreciation) of investments on the Statement of Operations.

The First Plus Home Loan Trust bond held in the Bond Portfolio transferred from Level 2 to Level 3 during the period due to the lack of significant other observable inputs.

(k) Redemptions In- Kind

In accordance with the Funds’ prospectus, the Portfolios may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Portfolio recognizes a gain or loss on the transfer of securities depending on the market value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2010, the Emerging Markets Growth Fund transferred in-kind (in thousands) $74,711 for a realized gain of $32,340.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

The Institutional International Growth and Institutional International Equity Portfolios have a management agreement with William Blair & Company L.L.C. (the “Advisor”) for investment advisory, administrative, and other accounting services. The Portfolios pay the Advisor an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

First $500 million	1.00%
Next $500 million	0.95%
In excess of $1 billion	0.90%
56 Annual Report	December 31, 2010

The International Small Cap Growth Portfolio pays the Company a 1.00% annual fee, payable monthly, based on its average daily net assets. The Emerging Markets Growth Portfolio and Emerging Leaders Growth Portfolio pay the Advisor a 1.10% annual fee, payable monthly, based on their average daily net assets. The Bond Portfolio and Low Duration Portfolio pay the Advisor a 0.30% annual fee, payable monthly, based on their average daily net assets.

All of the Portfolios, except Institutional International Growth Fund, have also entered into Expense Limitation Agreements with the Advisor. Under the terms of these agreements, the Advisor will waive its management fee and/or reimburse the Portfolio for expenses in excess of the agreed upon rate. The amount the Advisor owes a Portfolio as of the report date is recorded as the Receivable from Advisor on the Statement of Assets and Liabilities. The Advisor reimburses the Portfolios on an annual basis. Under the terms of these Agreements, the Advisor has agreed to waive its advisory fees and/or absorb other operating expenses through April 30, 2011, if total expenses of the Portfolios exceed the following rates (as a percentage of average daily net assets):

Portfolio	Effective May 1, 2010 through April 30, 2011	Effective May 1, 2009 through April 30, 2010
Institutional International Equity	1.10%	1.10%
International Small Cap Growth	1.25%	1.25%
Emerging Markets Growth	1.30%	1.25%
Emerging Leaders Growth	1.25%	1.25%
Bond	0.35%	0.35%
Low Duration	0.40%	0.40	%(a)

(a)	Effective December 1, 2009 through April 30, 2011.

For a period of three years subsequent to the Commencement of Operations of the Portfolio, the Advisor is entitled to reimbursement from the Emerging Leaders Growth and Low Duration Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at December 31, 2010 is $278 and $112 (in thousands) for the Emerging Leaders Growth and Low Duration Bond Portfolio respectively. As a result, the total expense ratio for a Portfolio during the period the agreement is in effect will not fall below the percentage indicated.

For the period ended December 31, 2010, the fees incurred by the Portfolio and related fee waivers were as follows (in thousands):

Portfolio	Fund Level Waiver	Class Specific Waiver	Total Waiver
Emerging Leaders Growth	$97	$1	$98
Bond	86	4	90
Low Duration	98	—	98

(b) Investments in Affiliated Portfolio

Pursuant to the rules of the 1940 Act, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option by the other Portfolios in the Fund. The Advisor waives management fees in an amount equal to the management fee and service fee that Ready Reserves receives based on the Portfolio’s net assets, less any waivers if applicable. The fees waived with respect to each Portfolio for the period ended December 31, 2010 are listed below. Distributions received from Ready Reserves are reflected as “Dividend income from Affiliated Fund” in each Portfolio’s Statement of Operations. Amounts relating to the Portfolios’ investments in Ready Reserves were as follows for the period ended December 31, 2010 (in thousands):

Portfolio	December 31, 2009 Value	Purchases	Sales	Fees Waived	Dividend Income	December 31, 2010 Value	Percent of Net Assets
Institutional International Growth	$4,535	—	$4,535	$9	—	—	0.0%
Institutional International Equity	953	—	953	2	—	—	0.0%
International Small Cap Growth	489	—	489	1	—	—	0.0%
Emerging Markets Growth	66	—	66	—	—	—	0.0%
Emerging Leaders Growth	440	—	440	1	—	—	0.0%
December 31, 2010	William Blair Funds 57

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the year ended December 31, 2010 were as follows (in thousands):

Portfolio	Purchases	Sales
Institutional International Growth	$1,666,746	$(1,451,625)
Institutional International Equity	233,367	(330,685)
International Small Cap Growth	530,131	(396,755)
Emerging Markets Growth	1,284,378	(1,349,820)
Emerging Leaders Growth	169,052	(205,980)
Bond	98,704	(60,843)
Low Duration	159,270	(96,885)

(4) Forward Foreign Currency Contracts

The Portfolios (excluding the Bond and Low Duration Portfolios) from time to time may enter into forward foreign currency contracts with the Fund’s custodian and other counterparties in an attempt to hedge against a decline in the value of foreign currency against the U.S. dollar. The Portfolios bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract.

For the year ended December 31, 2010, the Institutional International Growth, Institutional International Equity, and International Small Cap Growth Portfolios engaged in forward foreign currency contracts with notional volume (in thousands) of $1,292,889, $19,645 and $215,506 respectively.

The following table presents the value of open forward foreign currency contracts as of December 31, 2010 and their respective location on the Statement of Assets and Liabilities (values in thousands):

	Assets		Liabilities
Portfolio	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Institutional International Equity	Unrealized appreciation on foreign forward currency contracts	$—	Unrealized depreciation on foreign forward currency contracts	$227

The effect of forward contracts on the Statements of Operations for the year ended December 31, 2010 (values in thousands):

Realized gain (loss) recognized in foreign currency transactions
Portfolio	Value
Institutional International Growth	15,163
Institutional International Equity	242
International Small Cap Growth	262

Change in unrealized gain (loss) recognized in foreign currency translations
Portfolio	Value
Institutional International Growth	(4,511)
Institutional International Equity	(227)

The following table presents open forward foreign currency contracts as of December 31, 2010 (values in thousands):

Institutional International Equity Fund
Counter Party	Short Contracts	Settlement Date	Local Currency	Current Value	Unrealized Gain/(loss)
Northern Trust Corporation	Japanese Yen	1/11/2011	¥524,473	$6,460	$(227)

58 Annual Report	December 31, 2010

(5) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

	Dollars
	For the year ended December 31, 2010
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	$585,127	$33,238	$379,024	$239,341
Institutional International Equity	31,823	3,868	139,231	(103,540)
International Small Cap Growth	76,119	1,301	20,893	56,527
Emerging Markets Growth	299,213	10,490	331,182	(21,479)
Emerging Leaders Growth	2,611	602	45,497	(42,284)
Bond	23,201	1,159	620	23,740
Low Duration	65,503	1,032	31,723	34,812

	Dollars
	For the year ended December 31, 2009
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	$165,765	$16,959	$199,645	$(16,921)
Institutional International Equity	20,848	2,587	104,043	(80,608)
International Small Cap Growth	30,712	427	141,722	(110,583)
Emerging Markets Growth	347,835	8,712	138,100	218,447
Emerging Leaders Growth	38,546	1,366	27,894	12,018
Bond	5,199	772	1,064	4,907
Low Duration (a)	13,501	—	—	13,501

	Shares
	For the year ended December 31, 2010
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	45,848	2,351	29,748	18,451
Institutional International Equity	3,407	365	13,836	(10,064)
International Small Cap Growth	6,879	100	1,893	5,086
Emerging Markets Growth	22,585	677	23,038	224
Emerging Leaders Growth	271	60	5,354	(5,023)
Bond	2,199	109	58	2,250
Low Duration	6,561	104	3,179	3,486

	Shares
	For the year ended December 31, 2009
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	16,035	1,423	20,023	(2,565)
Institutional International Equity	2,541	270	14,163	(11,352)
International Small Cap Growth	3,235	41	16,155	(12,879)
Emerging Markets Growth	36,231	690	12,815	24,106
Emerging Leaders Growth	6,962	167	3,666	3,463
Bond	532	77	108	501
Low Duration (a)	1,360	—	—	1,360

(a)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.
December 31, 2010	William Blair Funds 59

Financial Highlights

Institutional International Growth Fund

	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.20	$8.66	$19.20	$19.39	$18.11
Income (loss) from investment operations:
Net investment income (loss)(a)	0.14	0.10	0.25	0.15	0.11
Net realized and unrealized gain (loss) on investments	2.31	3.61	(10.24)	3.30	4.09

Total from investment operations	2.45	3.71	(9.99)	3.45	4.20
Less distributions from:
Net investment income	0.28	0.17	—	0.35	0.38
Net realized gain	—	—	0.55	3.29	2.54

Total distributions	0.28	0.17	0.55	3.64	2.92

Net asset value, end of year	$14.37	$12.20	$8.66	$19.20	$19.39

Total Return (%)	20.10	42.83	(51.99)	18.49	23.45
Ratios to average daily net assets (%):
Expenses	0.99	1.01	0.98	1.02	1.03
Net investment income (loss)	1.12	0.95	1.68	0.74	0.54

	Years Ended December 31,
	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,886,217	$1,375,848	$998,266	$2,145,312	$1,875,341
Portfolio turnover rate (%)	99	125	86	61	74

(a)	Excludes $0.09, $0.05, $(0.10), $0.06, and $0.29 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2010, 2009, 2008, 2007, and 2006, respectively.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

60 Annual Report	December 31, 2010

Financial Highlights

Institutional International Equity Fund

	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.84	$7.44	$15.03	$14.27	$12.04
Income (loss) from investment operations:
Net investment income (loss)(a)	0.10	0.09	0.15	0.13	0.07
Net realized and unrealized gain (loss) on investments	0.99	2.38	(7.60)	2.42	2.37

Total from investment operations	1.09	2.47	(7.45)	2.55	2.44
Less distributions from:
Net investment income	0.15	0.07	—	0.22	0.16
Net realized gain	—	—	0.14	1.57	0.05

Total distributions	0.15	0.07	0.14	1.79	0.21

Net asset value, end of year	$10.78	$9.84	$7.44	$15.03	$14.27

Total Return (%)	11.12	33.27	(49.57)	18.36	20.22
Ratios to average daily net assets (%):
Expenses	1.07	1.09	1.05	1.09	1.10
Expenses, before waivers and reimbursements	1.07	1.09	1.05	1.06	1.12
Net investment income (loss)	0.97	1.04	1.26	0.86	0.50
Net investment income (loss), before waivers and reimbursements	0.97	1.04	1.26	0.89	0.48

	Years Ended December 31,
	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$291,468	$365,271	$360,451	$618,179	$598,375
Portfolio turnover rate (%)	73	78	91	66	79

(a)	Excludes $0.04, $0.00, $0.00, $(0.07), and $0.01 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2010, 2009, 2008, 2007 and 2006 respectively.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2010	William Blair Funds 61

Financial Highlights

International Small Cap Growth Fund

	Institutional Class Shares
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.53	$6.69	$14.04	$13.43	$11.16
Income (loss) from investment operations:
Net investment income (loss)(a)	0.09	0.04	0.03	0.05	(0.01)
Net realized and unrealized gain (loss) on investments	2.69	3.83	(7.26)	1.72	2.34

Total from investment operations	2.78	3.87	(7.23)	1.77	2.33
Less distributions from:
Net investment income	0.07	0.03	—	0.12	0.01
Net realized gain	—	—	0.12	1.04	0.05

Total distributions	0.07	0.03	0.12	1.16	0.06

Net asset value, end of year	$13.24	$10.53	$6.69	$14.04	$13.43

Total Return (%)	26.40	57.84	(51.53)	13.53	20.86
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.08	1.13	1.14	1.14	1.25
Expenses, before waivers and reimbursements	1.08	1.13	1.11	1.14	1.31
Net investment income (loss), net of waivers and reimbursements	0.77	0.48	0.28	0.32	(0.12)
Net investment income (loss), before waivers and reimbursements	0.77	0.48	0.32	0.32	(0.18)

	Years Ended December 31,
	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$646,951	$390,851	$291,988	$401,459	$231,969
Portfolio turnover rate (%)	85	136	78	88	109

(a)	Excludes $0.15, $0.01, $(0.02), $0.05, and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2010, 2009, 2008, 2007, and 2006, respectively.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

62 Annual Report	December 31, 2010

Financial Highlights

Emerging Markets Growth Fund

	Institutional Class Shares
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.03	$7.56	$22.07	$19.54	$14.20
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.06	0.17	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	3.05	5.55	(13.74)	7.27	5.44

Total from investment operations	3.11	5.61	(13.57)	7.26	5.46
Less distributions from:
Net investment income	0.18	0.14	—	0.19	0.01
Net realized gain	—	—	0.94	4.54	0.11

Total distributions	0.18	0.14	0.94	4.73	0.12

Net asset value, end of year	$15.96	$13.03	$7.56	$22.07	$19.54

Total Return (%)	23.91	74.33	(61.51)	38.21	38.49
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.17	1.22	1.22	1.25	1.25
Expenses, before waivers and reimbursements	1.17	1.22	1.20	1.25	1.32
Net investment income (loss), net of waivers and reimbursements	0.43	0.54	1.08	(0.05)	0.09
Net investment income (loss), before waivers and reimbursements	0.43	0.54	1.10	(0.05)	0.02

	Years Ended December 31,
	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,250,543	$1,038,260	$385,588	$1,165,854	$813,649
Portfolio turnover rate (%)	121	113	118	100	113

(a)	Excludes $0.11,$0.15, $(0.09), $0.21 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2010, 2009, 2008, 2007 and 2006 respectively.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2010	William Blair Funds 63

Financial Highlights

Emerging Leaders Growth Fund

	Institutional Class Shares
	Periods Ended December 31,
	2010	2009	2008(a)
Net asset value, beginning of year	$8.43	$4.78	$10.00
Income (loss) from investment operations:
Net investment income (loss) (c)	0.04	0.04	0.04
Net realized and unrealized gain (loss) on investments	1.97	3.73	(5.26)

Total from investment operations	2.01	3.77	(5.22)
Less distributions from:
Net investment income	0.03	0.12	0.00 ^
Net realized gain	0.06	—	—

Total distributions	0.09	0.12	0.00 ^

Net asset value, end of year	$10.35	$8.43	$4.78

Total Return (%)*	23.84	78.93	(52.11)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.26	1.25	1.25
Expenses, before waivers and reimbursements	1.35	1.36	1.41
Net investment income (loss), net of waivers and reimbursements	0.50	0.58	0.70
Net investment income (loss), before waivers and reimbursements	0.41	0.47	0.54

	Periods Ended December 31,
	2010	2009	2008(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$94,901	$115,136	$46,676
Portfolio turnover rate (%)*	176	176	151

(a)	For the period May 3, 2010 (Commencement of Operations) to December 31, 2010.
(c)	Excludes $0.96, $1.29 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2010, 2009 and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

64 Annual Report	December 31, 2010

Financial Highlights

Bond Fund

	Institutional Class Shares
	Periods Ended December 31,
	2010	2009	2008	2007(a)
Net asset value, beginning of year	$10.30	$9.72	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.48	0.51	0.50	0.32
Net realized and unrealized gain (loss) on investments	0.34	0.58	(0.31)	0.03

Total from investment operations	0.82	1.09	0.19	0.35
Less distributions from:
Net investment income	0.51	0.51	0.47	0.35
Net realized gain	0.03	—	—	0.00

Total distributions	0.54	0.51	0.47	0.35

Net asset value, end of year	$10.58	$10.30	$9.72	$10.00

Total Return (%)*	8.06	11.47	1.95	3.57
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.35	0.34	0.35	0.35
Expenses, before waivers and reimbursements	0.40	0.43	0.56	0.52
Net investment income (loss), net of waivers and reimbursements	4.54	5.07	5.04	5.09
Net investment income (loss), before waivers and reimbursements	4.49	4.98	4.83	4.92

	Periods Ended December 31,
	2010	2009	2008	2007(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$192,776	$147,344	$74,613	$68,483
Portfolio turnover rate (%)*	25	29	52	38

(a)	For the period May 1, 2007 (Commencement of Operations) to December 31, 2007.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2010	William Blair Funds 65

Financial Highlights

Low Duration Fund

	Institutional Class Shares
	Periods Ended December 31,
	2010	2009(a)
Net asset value, beginning of year	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.01
Net realized and unrealized gain (loss) on investments	0.05	(0.07)

Total from investment operations	0.21	(0.06)
Less distributions from:
Net investment income	0.24	0.01
Net realized gain	—	—

Total distributions	0.24	0.01

Net asset value, end of year	$9.90	$9.93

Total Return (%)*	2.15	(0.58)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.40	0.40
Expenses, before waivers and reimbursements	0.48	0.64
Net investment income (loss), net of waivers and reimbursements	1.61	1.54
Net investment income (loss), before waivers and reimbursements	1.53	1.30

	Periods Ended December 31,
	2010	2009(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$143,470	$95,134
Portfolio turnover rate (%)*	51	—

(a)	For the period December 1, 2009 (Commencement of Operations) to December 31, 2009.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

66 Annual Report	December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Institutional International Growth Fund, Institutional International Equity Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Leaders Growth Fund, Bond Fund, and Low Duration Fund (collectively, the Portfolios) (seven of the Portfolios constituting William Blair Funds) as of December 31, 2010, and the related statements of operations, the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Portfolios of William Blair Funds at December 31, 2010, the results of their operations, changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 22, 2011

December 31, 2010	William Blair Funds 67

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Michelle R. Seitz, 1965*	Chairperson of the Board of Trustees and President	Since 2010 Since 2007	Principal, William Blair & Company, L.L.C.; Limited Partner, WB Holdings, L.P. (since November 2008); Member, WBC GP, L.L.P. (since November 2008)	19	N/A

Richard W. Smirl, 1967	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President since 2007	Principal, William Blair & Company, L.L.C., Vice President, Chief Compliance Officer 2004-2009	19	N/A

Non-Interested Trustees
Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	19	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Phillip O. Peterson, 1944	Trustee	Since 2007	Trustee of Strong Funds Liquidating Trusts since 2005 and President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	19	The Hartford Group of Mutual Funds (87 portfolios)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002-2007.	19	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly, Director, Applied Investment Management Program, University of Arizona Department of Finance, prior there to, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	19	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)
68 Annual Report	December 31, 2010

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board member for various U.S. companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	19	First MetLife Investors Insurance Company

Robert E. Wood II, 1938	Trustee	Since 1999	Retired; formerly, Executive Vice President, Morgan Stanley Dean Witter	19	Chairman, Add-Vision, Inc., manufacturer of surface animation systems; Chairman Micro-Combustion, LLC
Officers
Michael P. Balkin, 1959	Senior Vice President	Since 2009	Principal, William Blair & Company, L.L.C.		N/A

	Vice President	2008-2009	Associate, William Blair & Company, L.L.C.; former Chief Investment Officer, Magnetar Investment Management

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.		N/A

David C. Fording, 1967	Senior Vice President	Since 2009	Principal, William Blair & Company, L.L.C.		N/A

	Vice President	2006-2009	Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF.

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.		N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.		N/A

Michael A. Jancosek, 1959	Senior Vice President	Since 2004	Principal, William Blair & Company L.L.C.		N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.		N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.		Chairman, AG. Med, Inc.

Mark T. Leslie, 1967	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.		N/A

	Vice President	2005-2008	Associate, William Blair & Company, L.L.C. formerly, U.S. Bancorp Asset Management
December 31, 2010	William Blair Funds 69

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Kenneth J. McAtamney 1966	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Todd M. McClone, 1968	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

	Vice President	2005-2006	Associate, William Blair & Company, L.L.C.	N/A

Tracy McCormick, 1954	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

David Merjan, 1960	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

David S. Mitchell, 1960	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

Richard W. Smirl, 1967	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A

Christopher T. Vincent, 1956	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

Chad M. Kilmer, 1975	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager U.S. Bancorp Asset Management.	N/A

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.	N/A

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair & Company, L.L.C.; Vice President, J.P. Morgan Securities, Inc.	N/A

Walter R. Randall, Jr., 1960	Chief Compliance Officer	Since 2009	Associate, William Blair & Company, L.L.C.; Associate Counsel and Chief Compliance Officer, Calamos Investments; Assistant General Counsel, American Century Investments.	N/A

Colette M. Garavalia, 1961	Treasurer	Since 2009	Associate, William Blair & Company, L.L.C.	N/A

	Secretary	2000-2009	Associate, William Blair & Company, L.L.C.;	N/A
70 Annual Report	December 31, 2010

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C.; Associate, Bell, Boyd & Lloyd, LLP; Associate, Sidley Austin LLP	N/A

*	Ms. Seitz and Mr. Smirl are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers except the Chief Compliance Officer, are elected annually by the Trustees. The Fund’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of the non-interested Trustees.
(2)	In November 2008, all current principals of William Blair & Company, L.L.C. also became limited partners in WB Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

December 31, 2010	William Blair Funds 71

(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended December 31 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2010:

Emerging Leaders Growth	Bond
$505,181	$493,757

The following table provides the percentage of the 2010 year-end distributions that qualify for the dividend received deduction, and the qualified dividend income percentage:

Portfolio	Dividend Received Deduction%	Qualified Dividend Income%
Institutional International Growth	0.00%	80.38%
Institutional International Equity	0.31%	100.00%
International Small Cap Growth	0.13%	100.00%
Emerging Markets Growth	0.16%	83.93%
Emerging Leaders Growth	0.00%	100.00%
Bond	0.00%	0.00%
Low Duration	0.00%	0.00%

In January 2011, you were notified on IRS Form 1099-Div or substitute 1099 DIV as to the Federal tax status of the distributions received by you in the calendar year 2010.

72 Annual Report	December 31, 2010

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2010 to December 31, 2010.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

December 31, 2010	William Blair Funds 73

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional International Growth Fund
Institutional Class—actual return	$1,000.00	$1,255.60	$5.60	0.98%
Institutional Class—hypothetical 5% return	1,000.00	1,020.24	5.01	0.98
Institutional International Equity Fund
Class I—actual return	1,000.00	1,224.40	6.02	1.07
Institutional Class—hypothetical 5% return	1,000.00	1,019.79	5.47	1.07
International Small Cap Growth Fund
Institutional Class—actual return	1,000.00	1,291.00	6.22	1.08
Institutional Class—hypothetical 5% return	1,000.00	1,019.78	5.48	1.08
Emerging Markets Growth Fund
Institutional Class—actual return	1,000.00	1,291.70	6.75	1.17
Institutional Class—hypothetical 5% return	1,000.00	1,019.31	5.95	1.17
Emerging Leaders Growth Fund
Institutional Class—actual return	1,000.00	1,263.90	9.25	1.62
Institutional Class—hypothetical 5% return	1,000.00	1,017.03	8.24	1.62
Bond Fund
Institutional Class—actual return	1,000.00	1,025.60	1.79	0.35
Institutional Class—hypothetical 5% return	1,000.00	1,023.44	1.79	0.35
Low Duration Fund
Institutional Class—actual return	1,000.00	1,004.80	2.04	0.40
Institutional Class—hypothetical 5% return	1,000.00	1,023.17	2.06	0.40

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 184, and divided by 365 (to reflect the one-half year period).

74 Annual Report	December 31, 2010

BOARD OF TRUSTEES

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Phillip O. Peterson

Retired Partner, KPMG LLP

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Retired Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz, Chairperson and President

Principal, William Blair & Company, L.L.C.

Thomas J. Skelly

Retired Managing Partner, Accenture U.S.

Richard W. Smirl, Senior Vice President

Principal, William Blair & Company, L.L.C.

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Michael P. Balkin, Senior Vice President

Karl W. Brewer, Senior Vice President

David C. Fording, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Matthew A. Litfin, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

Tracy McCormick, Senior Vice President

David Merjan, Senior Vice President

David S. Mitchell, Senior Vice President

David P. Ricci, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Chad M. Kilmer, Vice President

Kathleen M. Lynch, Vice President

Paul J. Sularz, Vice President

Walter R. Randall, Jr., Chief Compliance Officer

Colette M. Garavalia, Treasurer

Andrew T. Pfau, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

December 31, 2010	William Blair Funds 75

INSTITUTIONAL FUNDS

Institutional International Growth Fund

Institutional International Equity Fund

International Small Cap Growth Fund - Institutional Class Shares

Emerging Markets Growth Fund - Institutional Class Shares

Emerging Leaders Growth Fund - Institutional Class Shares

Bond Fund - Institutional Class Shares

Low Duration Fund - Institutional Class Shares

222 West Adams Street

Chicago, IL 60606

800.742.7272  •  www.williamblairfunds.com

©William Blair & Company, L.L.C., distributor

Item 2.	Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Such code of ethics is posted on the Registrant’s website: www.williamblairfunds.com. There were no amendments to or waivers of the code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Donald L. Seeley, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended December 31, 2009 and 2010, Ernst & Young, LLP, the Registrant’s principal accountant (“E&Y”), billed the Registrant $484,000 and $501,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2009 and 2010, E&Y billed the Registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above, such as reviewing prospectuses and SEC filings. For the fiscal years ended December 31, 2009 and 2010, E&Y provided no audit-related services to William Blair & Company L.L.C., the Registrant’s investment advisor (“William Blair”) or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2009 and 2010, E&Y billed the Registrant $92,475 and $117,850, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and computation of foreign tax credit pass-through. For the fiscal years ended December 31, 2009 and 2010, E&Y did not bill William Blair and its control affiliates for any services that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2009 and 2010, E&Y did not bill the Registrant for products and services other than the services reported above. For the fiscal years ended December 31, 2009 and 2010, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment advisor (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chair of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Non-Audit Fees

For the fiscal years ended December 31, 2009 and 2010, E&Y billed the Registrant $92,475 and $117,850, respectively, in non-audit fees (tax services). For the same periods, E&Y billed William Blair and its control affiliates $0 and $97,000 (Custodian SAS 70 Report), respectively, in non-audit fees. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to William Blair or any of its control affiliates that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining E&Y’s independence.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Michelle R. Seitz

By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: February 17, 2011

/s/ Colette M. Garavalia

By:	Colette M. Garavalia
Treasurer (Chief Financial Officer)

Date: February 17, 2011